                                                    OMB APPROVAL
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-09491____________________________________
__USAllianz Variable Insurance Products Trust __________________________________
                              (Exact name of registrant as specified in charter)
__3435 Stelzer Road, Columbus, OH 43219-8006____________________________________
                       (Address of principal executive offices)       (Zip code)
__BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, OH 43219-8006_________
                                         (Name and address of agent for service)
Registrant's telephone number, including area code:__(614) 470-8000_____________

Date of fiscal year end:___December 31, 2004____

Date of reporting period:__December 31, 2004____

      Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

      A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

      Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                                  USAZ(R) AIM
                                 BLUE CHIP FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2004

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                             Schedule of Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 7

                             Statement of Operations
                                     Page 8

                       Statements of Changes in Net Assets
                                     Page 9

                        Notes to the Financial Statements
                                     Page 10

                              Financial Highlights
                                     Page 14

             Report of Independent Registered Public Accounting Firm
                                     Page 15

                     Information about Trustees and Officers
                                     Page 16

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) AIM BLUE CHIP FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ AIM Blue Chip Fund and A I M Capital Management, Inc. serves as Subadviser to the Fund.

A I M Capital Management, Inc., together with its affiliates manages over 150 investment portfolios.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?

The Fund gained 4.37%, compared to a 6.30% return for its benchmark, the Russell 1000(R) Growth Index(1). Large-cap growth stocks trailed large-cap value stocks by a sizable margin during 2004, and larger stocks generally under-performed smaller stocks.Industrials, consumer discretionary and financial services stocks contributed the most to the Fund's gains, while technology stocks dragged on performance.*

The Fund's Subadviser uses a "bottom-up"stock selection process to invest primarily in mega-cap growth stocks in a broad range of sectors and industries. The Fund held roughly 90% of its assets in large-cap stocks during this period, compared to approximately 75% for the benchmark. The Fund's focus on the market's largest shares hurt relative performance, since smaller stocks outperformed larger stocks during 2004. The Fund's growth orientation also hurt relative returns, as value outperformed growth.*

The Fund held overweight positions in industrials,financial services and energy stocks, all of which boosted returns against the benchmark. Stock selection in the industrials sector also had a positive impact on relative gains. The Fund's relatively small stake in healthcare also boosted returns on an absolute basis, as that sector trailed the broad market.*

The Fund also held an underweight position in technology stocks, which generally fared poorly during 2004. But poor performance by individual technology stocks, particularly semiconductor shares, offset that advantage.The Fund was also underweighted in consumer discretionary stocks. Those stocks performed well during the period, so the Fund's relatively small stake in that sector hurt its relative returns.*

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2004.

(1)The Russell 1000(R) Growth Index measures the performance of individual securities found in the Russell universe with higher price-to-book and higher forecasted growth values. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ(R) AIM BLUE CHIP FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital, with a secondary objective of current income. These objectives may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 80% of its net assets in securities of blue chip companies.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed income securities.The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

         USAZ(R) AIM Blue Chip Fund   Russell 1000(R) Growth Index
         --------------------------   ----------------------------
5/02               10000                          10000
                    9120                           8855
                    7690                           7523
12/02               8092                           8061
                    7942                           7975
                    8922                           9116
                    9142                           9473
12/03              10065                          10459
                   10135                          10541
                   10125                          10745
                    9725                          10184
12/04              10506                          11118

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

                                          SINCE
                                  1     INCEPTION
                                 YEAR    (5/1/02)
                                 ----   ---------
USAZ(R) AIM Blue Chip Fund       4.37%    1.87%
Russell 1000(R) Growth Index     6.30%    4.05%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell 1000(R) Growth Index, an unmanaged index that measures the performance of individual securities found in the Russell universe with higher price-to-book and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provide dto the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION

  As a shareholder of the USAZ AIM Blue Chip Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ AIM Blue Chip Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                               BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                             ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                7/1/04         12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                             -------------   -------------   -----------------   -----------------
   USAZ AIM Blue Chip Fund.................    $1,000.00       $1,037.50           $6.15               1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ AIM Blue Chip Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                               BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                             ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                7/1/04         12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                             -------------   -------------   -----------------   -----------------
   USAZ AIM Blue Chip Fund.................    $1,000.00       $1,019.10           $6.09               1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

  The USAZ AIM Blue Chip Fund invested, as a percentage of net assets, in the following types of securities, as of December 31, 2004.

                                               PERCENT OF
   USAZ AIM BLUE CHIP FUND                     NET ASSETS
   -----------------------                     ----------
   Common Stock(1)...........................     95.6%
   Deposit Account...........................      5.7
   U.S. Treasury Obligation..................      0.4
                                                 -----
                                                 101.7%*
                                                 =====

   (1) Industry:

     Aerospace/Defense.........................    1.4%
     Banking/Financial Services................   15.0
     Beverages.................................    0.8
     Biotechnology.............................    2.9
     Chemicals.................................    1.6
     Computers.................................   13.0
     E-Commerce................................    0.8
     Electronics...............................    4.5
     Health Care...............................    5.5
     Hotels/Motels.............................    0.8
     Household.................................    4.7
     Insurance.................................    2.7
     Manufacturing.............................    9.6
     Metals/Mining.............................    0.5
     Oil/Gas...................................    5.2
     Pharmaceuticals...........................    4.0
     Retail/Wholesale..........................   10.9
     Services..................................    5.0
     Telecommunications........................    3.4
     Transportation............................    0.8
     Travel/Entertainment......................    0.9
     Utilities.................................    1.6
                                                 -----
                                                  95.6%
                                                 =====

  * Categories are shown as a percentage of net assets, not total investments, as such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM BLUE CHIP FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004

                                               FAIR
 SHARES                                       VALUE
---------                                  ------------
COMMON STOCKS (95.6%):
Aerospace/Defense (1.4%):
   18,000   United Technologies Corp. ...  $  1,860,300
                                           ------------
Banking/Financial Services (15.0%):
   32,600   American Express Co. ........     1,837,662
   41,000   Bank of America Corp. .......     1,926,590
   82,400   Citigroup, Inc.(c)...........     3,970,032
   12,000   Fannie Mae...................       854,520
   18,500   Goldman Sachs Group, Inc. ...     1,924,740
   68,600   J.P. Morgan Chase & Co. .....     2,676,086
   24,400   MBNA Corp. ..................       687,836
   27,000   Merrill Lynch & Company,
              Inc. ......................     1,613,790
   23,900   Morgan Stanley...............     1,326,928
   25,900   SLM Corp. ...................     1,382,801
   24,500   U.S. Bancorp.................       767,340
   22,000   Wells Fargo & Co. ...........     1,367,300
                                           ------------
                                             20,335,625
                                           ------------
Beverages (0.8%):
   20,800   PepsiCo, Inc. ...............     1,085,760
                                           ------------
Biotechnology (2.9%):
   28,700   Amgen, Inc.*.................     1,841,105
   21,600   Genentech, Inc.*.............     1,175,904
   18,300   Waters Corp.*................       856,257
                                           ------------
                                              3,873,266
                                           ------------
Chemicals (1.6%):
   14,700   Air Products & Chemical,
              Inc. ......................       852,159
   26,900   Dow Chemical Co. ............     1,331,819
                                           ------------
                                              2,183,978
                                           ------------
Computers (13.0%):
  146,000   Cisco Systems, Inc.*(c)......     2,817,800
   65,500   Dell, Inc.*..................     2,760,170
   90,800   EMC Corp.*...................     1,350,196
   20,800   International Business
              Machines Corp..............     2,050,464
  150,000   Microsoft Corp.(c)...........     4,006,500
  131,100   Oracle Corp.*................     1,798,692
   36,600   Symantec Corp.*..............       942,816
   48,900   VERITAS Software Corp.*......     1,396,095
   13,400   Yahoo!, Inc.*................       504,912
                                           ------------
                                             17,627,645
                                           ------------
E-Commerce (0.8%):
    9,800   eBay, Inc.*..................     1,139,544
                                           ------------
Electronics (4.5%):
   20,500   Analog Devices, Inc. ........       756,860
   38,600   Applied Materials, Inc.*.....       660,060
   77,200   Intel Corp. .................     1,805,708
   14,200   KLA-Tencor Corp.*............       661,436
   17,300   Linear Technology Corp. .....       670,548
   24,400   Microchip Technology,
              Inc. ......................       650,504
   31,300   Xilinx, Inc. ................       928,045
                                           ------------
                                              6,133,161
                                           ------------

                                               FAIR
 SHARES                                       VALUE
---------                                  ------------
COMMON STOCKS, CONTINUED
Health Care (5.5%):
   56,600   Johnson & Johnson............  $  3,589,572
   31,200   Medtronic, Inc. .............     1,549,704
   26,700   UnitedHealth Group, Inc. ....     2,350,401
                                           ------------
                                              7,489,677
                                           ------------
Hotels/Motels (0.8%):
   17,800   Starwood Hotels & Resorts
              Worldwide, Inc.............     1,039,520
                                           ------------
Household (4.7%):
   20,800   Colgate-Palmolive Co. .......     1,064,128
    9,800   Fortune Brands, Inc. ........       756,364
   38,600   Gillette Co. ................     1,728,508
   51,300   Procter & Gamble Co. ........     2,825,604
                                           ------------
                                              6,374,604
                                           ------------
Insurance (2.7%):
   26,400   Allstate Corp. ..............     1,365,408
   30,100   American International Group,
              Inc. ......................     1,976,667
   13,700   Genworth Financial, Inc.,
              Class A....................       369,900
                                           ------------
                                              3,711,975
                                           ------------
Manufacturing (9.6%):
   27,900   Danaher Corp. ...............     1,601,739
   15,900   Eaton Corp. .................     1,150,524
  114,200   General Electric Co. ........     4,168,300
   27,600   Honeywell International,
              Inc. ......................       977,316
   32,500   Masco Corp. .................     1,187,225
   81,600   Tyco International, Ltd. ....     2,916,384
   12,000   Zimmer Holdings, Inc.*.......       961,440
                                           ------------
                                             12,962,928
                                           ------------
Metals/Mining (0.5%):
   22,100   Alcoa, Inc. .................       694,382
                                           ------------
Oil/Gas (5.2%):
   12,200   BJ Services Co. .............       567,788
   17,100   ENSCO International, Inc. ...       542,754
   91,000   Exxon Mobil Corp. ...........     4,664,660
   20,000   Schlumberger, Ltd. ..........     1,339,000
                                           ------------
                                              7,114,202
                                           ------------
Pharmaceuticals (4.0%):
   11,200   Allergan, Inc. ..............       907,984
   12,000   Eli Lilly & Co. .............       681,000
   15,400   Forest Laboratories, Inc.*...       690,844
   78,000   Pfizer, Inc. ................     2,097,420
   23,400   Wyeth........................       996,606
                                           ------------
                                              5,373,854
                                           ------------
Retail/Wholesale (10.9%):
   18,300   Bed Bath & Beyond, Inc.*.....       728,889
   18,800   Best Buy Company, Inc. ......     1,117,096
   33,700   Costco Wholesale Corp. ......     1,631,417
   61,800   Home Depot, Inc. ............     2,641,332

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM BLUE CHIP FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004


                                               FAIR
 SHARES                                       VALUE
---------                                  ------------
COMMON STOCKS, CONTINUED
Retail/Wholesale, continued
   19,500   J. C. Penney Company, Inc.
              (Holding Company) .........  $    807,300
   62,000   McDonald's Corp. ............     1,987,720
   18,000   NIKE, Inc., Class B..........     1,632,420
   20,000   Target Corp. ................     1,038,600
   61,900   Wal-Mart Stores, Inc. .......     3,269,558
                                           ------------
                                             14,854,332
                                           ------------
Services (5.0%):
   31,800   Accenture, Ltd., Class A*....       858,600
    8,600   Apollo Group, Inc., Class
              A*.........................       694,106
   29,300   Automatic Data Processing,
              Inc. ......................     1,299,455
   48,400   Cendant Corp. ...............     1,131,592
   20,400   United Parcel Service, Inc.,
              Class B....................     1,743,384
   34,900   Waste Management, Inc. ......     1,044,906
                                           ------------
                                              6,772,043
                                           ------------
Telecommunications (3.4%):
   27,700   Amdocs, Ltd.*................       727,125
   44,000   Motorola, Inc. ..............       756,800
   23,100   QUALCOMM, Inc. ..............       979,440
   48,600   SBC Communications, Inc. ....     1,252,422
   34,900   Vodafone Group plc, ADR......       955,562
                                           ------------
                                              4,671,349
                                           ------------
Transportation (0.8%):
   18,050   Canadian National Railway
              Co. .......................     1,105,563
                                           ------------

 SHARES
   OR
PRINCIPAL                                      FAIR
 AMOUNT                                       VALUE
---------                                  ------------
COMMON STOCKS, CONTINUED
Travel/Entertainment (0.9%):
   20,800   Carnival Corp. ..............  $  1,198,704
                                           ------------
Utilities (1.6%):
   12,000   Dominion Resources, Inc. ....       812,880
   13,400   FPL Group, Inc. .............     1,001,650
   11,000   Southern Co. ................       368,720
                                           ------------
                                              2,183,250
                                           ------------
  Total Common Stocks
    (Cost $117,661,696)                     129,785,662
                                           ------------
DEPOSIT ACCOUNT (5.7%):
7,787,726   NTRS London Deposit
              Account....................     7,787,726
                                           ------------
  Total Deposit Account
    (Cost $7,787,726)                         7,787,726
                                           ------------
U.S. TREASURY OBLIGATION (0.4%):
US Treasury Bill (0.4%):
$ 500,000   2.19%, 3/17/05(b)(d).........       497,878
                                           ------------
  Total U.S. Treasury Obligation
    (Cost $497,756)                             497,878
                                           ------------
  Total Investments
    (Cost $125,947,178)(a)--101.7%          138,071,266
  Net Other Assets/(Liabilities)--(1.7)%     (2,359,210)
                                           ------------
  Net Assets--100.0%                       $135,712,056
                                           ============

------------

*  Non-income producing security.

ADR--American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $594,314. Cost for federal income tax purposes differs from fair value by net unrealized appreciation on securities as follows:

    Unrealized appreciation...................  $13,016,093
    Unrealized depreciation...................   (1,486,319)
                                                -----------
    Net unrealized appreciation...............  $11,529,774
                                                ===========

(b) The rate presented represents the effective yield at December 31, 2004.

(c) All or a portion of security is segregated as collateral for Futures Contracts.

(d) All of security is held by Merrill Lynch as collateral to cover the variation margin of futures.

FUTURES CONTRACTS

                                                                    LONG          FAIR        UNREALIZED
                                                                  CONTRACTS      VALUE       APPRECIATION
                                                                  ---------    ----------    ------------
    Standard & Poor's 500 Futures Contract Expiring March 18,
      2005......................................................     10        $3,034,250      $51,261

See accompanying notes to the financial statements.
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                                USAZ AIM
                                                               BLUE CHIP
                                                                  FUND
                                                              ------------
ASSETS
Investments, at cost........................................  $125,947,178
                                                              ============
Investments, at fair value..................................  $138,071,266
Interest and dividends receivable...........................       128,414
Receivable for investments sold.............................       589,367
Prepaid expenses............................................         3,505
                                                              ------------
  Total Assets..............................................   138,792,552
                                                              ------------

LIABILITIES
Payable for investments purchased...........................     2,947,436
Net payable for variation margin on futures contracts.......           358
Manager fees payable........................................        88,067
Distribution fees payable...................................        28,023
Other accrued liabilities...................................        16,612
                                                              ------------
  Total Liabilities.........................................     3,080,496
                                                              ------------
NET ASSETS..................................................  $135,712,056
                                                              ============
NET ASSETS CONSIST OF:
  Capital...................................................   123,509,444
  Undistributed net investment income.......................       559,371
  Accumulated net realized losses on investments and
     futures................................................      (532,108)
  Net unrealized appreciation on investments and futures....    12,175,349
                                                              ------------
NET ASSETS..................................................  $135,712,056
                                                              ============
Shares of beneficial interest (unlimited shares
  authorized)...............................................    12,930,813
Net Asset Value (offering and redemption price per share)...  $      10.50
                                                              ============

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                               USAZ AIM
                                                              BLUE CHIP
                                                                 FUND
                                                              ----------
INVESTMENT INCOME:
Interest....................................................  $    4,594
Dividends...................................................   1,742,416
Income from securities lending..............................       1,299
                                                              ----------
     Total Investment Income................................   1,748,309
                                                              ----------
EXPENSES:
Manager fees................................................     801,565
Administration fees.........................................      96,867
Distribution fees...........................................     250,489
Fund accounting fees........................................       1,462
Custodian fees..............................................      25,124
Legal fees..................................................      16,751
Other expenses..............................................      52,943
                                                              ----------
     Total expenses before waivers..........................   1,245,201
     Less expenses waived by the Manager....................     (56,263)
                                                              ----------
     Net Expenses...........................................   1,188,938
                                                              ----------
NET INVESTMENT INCOME.......................................     559,371
                                                              ----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments...........................     377,867
Net realized gains on futures...............................     140,448
Change in unrealized appreciation/depreciation on
  investments and futures...................................   4,521,856
                                                              ----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS............   5,040,171
                                                              ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............  $5,599,542
                                                              ==========

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                        USAZ AIM
                                                                     BLUE CHIP FUND
                                                              ----------------------------
                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2004            2003
                                                              ------------    ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................  $    559,371    $    19,029
  Net realized gains/(losses) on investments and futures....       518,315       (519,464)
  Change in unrealized appreciation/depreciation on
     investments and futures................................     4,521,856      8,382,649
                                                              ------------    -----------
  Change in net assets from operations......................     5,599,542      7,882,214
                                                              ------------    -----------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income................................            --        (19,029)
                                                              ------------    -----------
  Change in net assets resulting from dividends to
     shareholders...........................................            --        (19,029)
                                                              ------------    -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    69,923,597     48,797,984
  Proceeds from dividends reinvested........................        19,029          2,796
  Cost of shares redeemed...................................    (6,062,693)    (2,110,996)
                                                              ------------    -----------
  Change in net assets from capital transactions............    63,879,933     46,689,784
                                                              ------------    -----------
  Change in net assets......................................    69,479,475     54,552,969
NET ASSETS:
  Beginning of year.........................................    66,232,581     11,679,612
                                                              ------------    -----------
  End of year...............................................  $135,712,056    $66,232,581
                                                              ============    ===========
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $    559,371    $        --
                                                              ============    ===========
SHARE TRANSACTIONS:
  Shares issued.............................................     6,966,205      5,391,144
  Dividends reinvested......................................         1,892            346
  Shares redeemed...........................................      (622,286)      (250,566)
                                                              ------------    -----------
  Change in shares..........................................     6,345,811      5,140,924
                                                              ============    ===========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM BLUE CHIP FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-four series, the USAZ AIM Basic Value Fund, the USAZ AIM Blue Chip Fund, the USAZ AIM Dent Demographic Trends Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Growth and Income Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ PIMCO NFJ Small Cap Value Fund, the USAZ PIMCO PEA Renaissance Fund, the USAZ PIMCO PEA Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ AIM Blue Chip Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. Each Fund offers Class 1 and Class 2 shares. However, only Class 2 shares were available in 2004. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ AIM Blue Chip Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as report by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  FUTURES CONTRACTS

  The Fund may invest in financial futures contracts for the purpose of hedging their existing securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM BLUE CHIP FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin" are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involve the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the U.S., equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2004, the Fund did not have loans outstanding.

                                                                 AVERAGE VALUE ON LOAN
                                                                  FOR THE YEAR ENDED
                                                                  DECEMBER 31, 2004*
                                                                 ---------------------
   USAZ AIM Blue Chip Fund.....................................       $2,171,203

  *  The average disclosed is for the time period that securities were lent.

  3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained a money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, AIM Capital Management, Inc. ("AIM") and the Trust, AIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM BLUE CHIP FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2005.

  For the year ended December 31, 2004, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ AIM Blue Chip Fund.....................................     0.80%         1.20%*

  *  The annual expense limit was increased from 1.15% to 1.20% on May 1, 2004.

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2004, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES      EXPIRES
                                                                 12/31/2005   12/31/2006   12/31/2007
                                                                 ----------   ----------   ----------
   USAZ AIM Blue Chip Fund.....................................   $76,817      $73,663      $56,263

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. Such officers are paid no fees directly by the Fund for serving as officers of the Fund. The Administrator is entitled to a complex level fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion plus an annual base fee of $1.25 million for the Trust, or $50,000 for each Fund if the Trust has more than 25 funds and is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  Certain Officers and Trustees of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles, except the Chief Compliance Officer. For their service to the Trust, four out of the six non-interested trustees were paid $31,000 and the other two non-interested trustees were paid $32,000 by the Funds during the year ended December 31, 2004 for meeting and retainer fees. Included in other expenses in the Statement of Operations is $7,982 paid by the Fund for meeting and retainer fees.

  For the year ended December 31, 2004, the Fund paid approximately $200 to affiliated broker/dealers of the manager and/or subadviser on executions of purchases and sales of the Fund's portfolio investments.

4. SECURITY PURCHASES AND SALES

  For the year ended December 31, 2004, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES       SALES
                                                                 -----------   -----------
   USAZ AIM Blue Chip Fund.....................................  $92,742,517   $30,280,505

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to it shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2004 and December 31, 2003 was $19,029 and $2,796, respectively, related to ordinary income.**

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM BLUE CHIP FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  As of December 31, 2004, the components of accumulated earnings on a tax basis was as follows:

                                UNDISTRIBUTED   UNDISTRIBUTED                                      TOTAL
                                  ORDINARY        LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                   INCOME       CAPITAL GAINS    EARNINGS     APPRECIATION***    EARNINGS
                                -------------   -------------   -----------   ---------------   -----------
   USAZ AIM Blue Chip Fund....    $559,371        $113,467       $672,838       $11,529,774     $12,202,612

  ** Total distributions paid differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

  *** The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.USAllianz.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for fiscal quarters ending March 31 and September 30 will be available no later than 60 days after the period end, without charge, on the Securities and Exchange Commissions' website at http://www.sec.gov.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM BLUE CHIP FUND
FINANCIAL HIGHLIGHTS

                                                        YEAR ENDED
                                                       DECEMBER 31,      MAY 1, 2002 TO
                                                    ------------------    DECEMBER 31,
                                                      2004      2003        2002(A)
                                                    --------   -------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $  10.06   $  8.09      $ 10.00
                                                    --------   -------      -------
INVESTMENT ACTIVITIES:
  Net Investment Income...........................      0.04          *          --*
  Net Realized and Unrealized Gains/(Losses) on
     Investments..................................      0.40      1.97        (1.91)
                                                    --------   -------      -------
  Total from Investment Activities................      0.44      1.97        (1.91)
                                                    --------   -------      -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...........................        --        --*          --*
                                                    --------   -------      -------
  Total Dividends.................................        --        --*          --*
                                                    --------   -------      -------
NET ASSET VALUE, END OF PERIOD....................  $  10.50   $ 10.06      $  8.09
                                                    ========   =======      =======
TOTAL RETURN**(b).................................      4.37%    24.39%      (19.08)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................  $135,712   $66,233      $11,680
Net Investment Income Net of
  Waivers/Reimbursements(c).......................      0.56%     0.06%        0.05%
Expenses Before Waivers/Reimbursements***(c)......      1.24%     1.38%        2.88%
Expenses Net of Waivers/Reimbursements(c).........      1.19%     1.15%        1.15%
Portfolio Turnover Rate(b)........................     31.73%    19.22%       46.38%

------------

*    Amount less than $.005.
** The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
*** During the period, certain fees were contractually reduced through April 30, 2005. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.

See accompanying notes to the financial statements.
 14

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ AIM Blue Chip Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each year in the two-year period then ended and the financial highlights for each period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended and the financial highlights for each period in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 15, 2005

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Harrison Conrad, Age 70     Trustee           Since 10/99     Retired; Board Member of           24              None
   79 Dorchester Rd.                                             Capital Re Corporation from
   Darien, CT 06820                                              1995 to December 1999;
                                                                 Retired from J.P. Morgan
                                                                 after 34 years.
   Roger Gelfenbien, Age 61    Trustee           Since 10/99     Retired; Partner of                24        Webster Financial
   37 Stonegate Dr.                                              Accenture from 1983 to                         Phoenix Edge
   Wethersfield, CT 06109                                        August 1999.                                 Funds (32 Funds)
   Dickson W. Lewis, Age 54    Trustee            Since 2/04     Vice President of Jostens,         24              None
   2355 Abingdon Way                                             Inc., a manufacturer of
   Long Lake, MN 55356                                           school products, 2001 to
                                                                 present; Senior Vice
                                                                 President of Fortis Group, a
                                                                 Life Insurance and
                                                                 Securities company, 1997 to
                                                                 2001
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001
   Claire R. Leonardi, Age 48  Trustee            Since 2/04     General Partner of Fairview        24              None
   289 Woodchuck Lane                                            Capital, L.P., a venture
   Harwinton, CT 06791                                           capital fund-of-funds, 9/94
                                                                 to present
   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment          24        Connecticut Water
   60                                                            Officer, Hartford Foundation                   Service, Inc.
   44 Foxboro Rd.                                                for Public Giving from
   Essex, CT 06426                                               September 2000 to January
                                                                 2003; Chairman, Chief
                                                                 Executive and President of
                                                                 Conning Corp. from September
                                                                 1999 to March 2000;
                                                                 Investment Consultant from
                                                                 1997 to September 1999
   Peter W. McClean, Age 60    Trustee            Since 2/04     President and CEO of               24              None
   18 Covewood Drive                                             Measurisk, a market risk
   Rowayton, CT 06853                                            information company, 2001 to
                                                                 present; Chief Risk
                                                                 Management Officer at Bank
                                                                 of Bermuda, Ltd., 4/96 to
                                                                 8/01

INTERESTED TRUSTEES**

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Chris Pinkerton, Age 46     Chairman of       Since 09/01     President, USAllianz               24            Franklin
   5701 Golden Hills Drive     the Board and                     Investor Services and Senior                     Templeton
   Minneapolis, MN 55416       President                         Vice President, Allianz Life                     Variable
                                                                 Insurance Co. of North                           Insurance
                                                                 America from April 1999 to                    Products Trust
                                                                 present; Vice President of                      (22 Funds)
                                                                 marketing, sales operations
                                                                 and director of marketing at
                                                                 Nationwide Financial
                                                                 Services from May 1977 to
                                                                 April 1999
   Jeffrey Kletti, Age 38      Trustee and        Since 2/04     Vice President Advisory            24              None
   5701 Golden Hills Drive     Vice President                    Management, USAllianz
   Minneapolis, MN 55416                                         Advisers 2000 to present;
                                                                 formerly, 2nd Vice President
                                                                 of Mutual Fund Marketing,
                                                                 Fortis Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
   NAME, ADDRESS, AND AGE         VIP TRUST             PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 59      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Curtis Barnes, Age 50       Assistant          Vice President of Legal Services of BISYS Fund Services from
   BISYS Fund Services, Inc.   Secretary          May 1995 to present.
   3435 Stelzer Road
   Columbus, OH 43219
   Troy Sheets, Age 33         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1996-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 36    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

   * Member of the Audit Committee.

  ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (977) 833-7113.

                                  USAZ(R) AIM
                                BASIC VALUE FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2004

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                             Schedule of Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 7

                             Statement of Operations
                                     Page 8

                       Statements of Changes in Net Assets
                                     Page 9

                        Notes to the Financial Statements
                                     Page 10

                              Financial Highlights
                                     Page 14

             Report of Independent Registered Public Accounting Firm
                                     Page 15

                     Information about Trustees and Officers
                                     Page 16

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) AIM BASIC VALUE FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ AIM Basic Value Fund and A I M Capital Management, Inc. serves as Subadviser to the Fund.

A I M Capital Management, Inc., together with its affiliates manages over 150 investment portfolios.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?

The Fund gained 10.84%, compared to the 16.49% return of its benchmark, the Russell 1000(R) Value Index(1). Stocks in the industrials, energy and health-care sectors provided the largest contributions to the Fund's gains, while the Fund's stake in consumer staples stocks dragged slightly on returns. The Fund's absolute returns benefited from the relatively strong performance of value stocks during 2004.*

The Fund's Subadviser seeks mid- and largecap stocks that they believe are undervalued relative to the future cash flows of the underlying businesses. The Fund typically holds between 40 and 60 stocks.*

The Fund's Subadviser found few attractive opportunities within utilities stocks, and therefore held a significantly underweight position in that sector. Utilities stocks performed well during the period, so the relatively small stake in that sector hurt performance against the benchmark. Stock selection in the financial services and consumer staples sectors also dragged on relative returns.*

The Fund held an overweight stake in industrials stocks. That position boosted relative gains, as industrials shares were some of the market's stronger performers during 2004. Stock selection in the health-care sector also boosted relative performance.*

*The Fund's portfolio composition is subject to change.Holdings and weightings are as of December 31, 2004.

(1)The Russell 1000(R) Value Index measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ(R) AIM BASIC VALUE FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and that the Subadviser believes to be undervalued in relation to long-term earning power or other factors.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

GROWTH OF A $10,000 INVESTMENT

               USAZ(R) AIM Basic Value Fund Russell 1000(R) Value Index
               ----------------------- --------------------------------
 5/02                  10000                           10000
                        8940                            9473
                        7130                            7695
12/02                   7636                            8404
                        7166                            7995
                        8637                            9376
                        8997                            9570
12/03                  10158                           10928
                       10479                           11259
                       10689                           11358
                       10158                           11533
12/04                  11259                           12730

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31 , 2004

                                                        SINCE
                                        1             INCEPTION
                                       YEAR            (5/1/02)
USAZ(R)AIM Basic Value Fund           10.84%            4.54%
Russell 1000(R)Value Index            16.49%            9.47%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell 1000(R) Value Index, an unmanaged index that measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION

  As a shareholder of the USAZ AIM Basic Value Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ AIM Basic Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                             7/1/04         12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                                          -------------   -------------   -----------------   -----------------
   USAZ AIM Basic Value Fund............................    $1,000.00       $1,053.40           $6.19               1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ AIM Basic Value Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                           BEGINNING         ENDING         EXPENSE PAID        EXPENSE RATIO
                                                         ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*       DURING PERIOD
                                                            7/1/04          12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                                         -------------   --------------   -----------------   -----------------
   USAZ AIM Basic Value Fund...........................    $1,000.00       $1,019.10            $6.09               1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

  The USAZ AIM Basic Value Fund invested, as a percentage of net assets, in the following types of securities, as of December 31, 2004.

                                               PERCENT OF
   USAZ AIM BASIC VALUE FUND                   NET ASSETS
   -------------------------                   ----------
   Common Stocks(1)..........................     97.0%
   Deposit Account...........................      4.0
   Short-Term Investments*...................      9.3
                                                 -----
                                                 110.3%**
                                                 =====

   (1) Industry:

     Banking/Financial Services................   17.8%
     Biotechnology.............................    2.2
     Computers.................................    3.8
     Electronics...............................    2.3
     Health Care...............................   14.1
     Hotels/Motels.............................    1.2
     Insurance.................................    6.3
     Manufacturing.............................   11.8
     Oil/Gas...................................    7.2
     Pharmaceuticals...........................    5.0
     Retail/Wholesale..........................    7.0
     Services..................................   14.9
     Telecommunications........................    1.0
     Travel/Entertainment......................    2.4
                                                 -----
                                                  97.0%
                                                 =====

  * Short-term investments represents the invested cash collateral received in connection with securities lending.

  ** Categories are shown as a percentage of net assets, not total investments, as such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM BASIC VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS (97.0%):
Banking/Financial Services (17.8%):
   125,400   Bank of New York Company,
               Inc. .....................  $  4,190,868
    95,200   Citigroup, Inc. ............     4,586,736
    77,300   Fannie Mae..................     5,504,533
    56,950   H&R Block, Inc. ............     2,790,550
   143,608   J.P. Morgan Chase & Co. ....     5,602,147
    61,400   Merrill Lynch & Company,
               Inc. .....................     3,669,878
    70,700   Morgan Stanley..............     3,925,264
                                           ------------
                                             30,269,976
                                           ------------
Biotechnology (2.2%):
    80,700   Waters Corp.*( 7/8).........     3,775,953
                                           ------------
Computers (3.8%):
   207,850   Computer Associates
               International, Inc. ......     6,455,821
                                           ------------
Electronics (2.3%):
    65,550   Novellus Systems, Inc.*.....     1,828,190
    79,650   Koninklijke (Royal) Philips
               Electronics NV............     2,110,725
                                           ------------
                                              3,938,915
                                           ------------
Health Care (14.1%):
   118,650   Cardinal Health, Inc. ......     6,899,498
    70,300   HCA, Inc. ..................     2,809,188
   112,200   McKesson Corp. .............     3,529,812
    73,364   Sanofi-Aventis..............     5,860,217
    56,500   UnitedHealth Group, Inc. ...     4,973,695
                                           ------------
                                             24,072,410
                                           ------------
Hotels/Motels (1.2%):
    36,350   Starwood Hotels & Resorts
               Worldwide, Inc. ..........     2,122,840
                                           ------------
Insurance (6.3%):
    85,350   ACE, Ltd.( 7/8).............     3,648,713
   112,400   Genworth Financial, Inc.,
               Class A...................     3,034,800
    30,100   MGIC Investment
               Corp.( 7/8)...............     2,074,191
    38,450   Radian Group, Inc. .........     2,047,078
                                           ------------
                                             10,804,782
                                           ------------
Manufacturing (11.8%):
    94,350   American Standard Companies,
               Inc.*.....................     3,898,542
    58,500   Honeywell International,
               Inc. .....................     2,071,485
   105,800   Masco Corp. ................     3,864,874
    49,100   Mattel, Inc. ...............       956,959
    27,800   Parker Hannifin Corp. ......     2,105,572
   202,050   Tyco International,
               Ltd.( 7/8)................     7,221,267
                                           ------------
                                             20,118,699
                                           ------------

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Oil/Gas (7.2%):
    58,700   ENSCO International,
               Inc. .....................  $  1,863,138
   100,500   Halliburton Co. ............     3,943,620
    98,800   Transocean, Inc.*( 7/8).....     4,188,132
    43,100   Weatherford International,
               Ltd.*( 7/8)...............     2,211,030
                                           ------------
                                             12,205,920
                                           ------------
Pharmaceuticals (5.0%):
    60,450   IMS Health, Inc. ...........     1,403,045
   140,800   Pfizer, Inc. ...............     3,786,112
    78,000   Wyeth.......................     3,322,020
                                           ------------
                                              8,511,177
                                           ------------
Retail/Wholesale (7.0%):
   156,550   The Gap, Inc.( 7/8).........     3,306,336
   179,650   Kroger Co.*.................     3,151,061
    83,300   Safeway, Inc.*..............     1,644,342
    73,200   Target Corp.( 7/8)..........     3,801,276
                                           ------------
                                             11,903,015
                                           ------------
Services (14.9%):
   181,550   Cendant Corp. ..............     4,244,639
   140,300   Ceridian Corp.*.............     2,564,684
   121,100   First Data Corp. ...........     5,151,594
   281,550   Interpublic Group of
               Companies, Inc.*( 7/8)....     3,772,770
    56,900   Omnicom Group, Inc. ........     4,797,808
   161,300   Waste Management, Inc. .....     4,829,322
                                           ------------
                                             25,360,817
                                           ------------
Telecommunications (1.0%):
    96,550   Motorola, Inc. .............     1,660,660
                                           ------------
Travel/Entertainment (2.4%):
   149,900   Walt Disney Co. ............     4,167,220
                                           ------------
  Total Common Stocks
    (Cost $140,118,440)                     165,368,205
                                           ------------
DEPOSIT ACCOUNT (4.0%):
 6,852,569   NTRS London Deposit
               Account...................     6,852,569
                                           ------------
  Total Deposit Account
    (Cost $6,852,569)                         6,852,569
                                           ------------
COLLATERAL FOR SECURITIES ON LOAN (9.3%):
15,833,799   Northern Trust Liquid
               Institutional Asset
               Portfolio.................    15,833,799
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $15,833,799)                       15,833,799
                                           ------------
  Total Investments
    (Cost $162,804,808)(a)--110.3%          188,054,573

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM BASIC VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
  Net Other Assets/(Liabilities)--(10.3)%  $(17,563,142)
                                           ------------
  Net Assets--100.0%                       $170,491,431
                                           ============

------------

*  Non-income producing security.

( 7/8)  All or a portion of security is loaned as of December 31, 2004.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $150,072. Cost for federal income tax purposes differs from fair value by net unrealized appreciation on securities as follows:

    Unrealized appreciation...................  $26,706,020
    Unrealized depreciation...................   (1,606,327)
                                                -----------
    Net unrealized appreciation...............  $25,099,693
                                                ===========

  At December 31, 2004, the Fund's foreign currency exchange contracts were as follows:

                                                                 DELIVERY   CONTRACT     FAIR      UNREALIZED
   LONG                                                            DATE      AMOUNT     VALUE     DEPRECIATION
   ----                                                          --------   --------   --------   ------------
   Deliver US Dollars in exchange for 83,116 Euro..............  01/04/05   $113,304   $112,775      $(528)

  The following represents the concentrations by country as of December 31, 2004 based upon the total fair value of investments.

   COUNTRY                                     PERCENTAGE
   -------                                     ----------
   United States.............................     96.6%
   France....................................      3.4%
                                                -------
   Total.....................................   100.00%
                                                =======

See accompanying notes to the financial statements.
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                                USAZ AIM
                                                              BASIC VALUE
                                                                  FUND
                                                              ------------
ASSETS
Investments, at cost........................................  $162,804,808
                                                              ============
Investments, at fair value*.................................  $188,054,573
Interest and dividends receivable...........................       165,506
Receivable for investments sold.............................     1,687,131
Reclaim receivable..........................................        12,417
Prepaid expenses............................................         4,389
                                                              ------------
  Total Assets..............................................   189,924,016
                                                              ------------

LIABILITIES
Payable for investments purchased...........................     3,434,376
Payable for cash collateral received on loaned securities...    15,833,799
Payable for forward foreign currency contracts..............           528
Manager fees payable........................................       109,245
Distribution fees payable...................................        35,121
Other accrued liabilities...................................        19,516
                                                              ------------
  Total Liabilities.........................................    19,432,585
                                                              ------------
NET ASSETS..................................................  $170,491,431
                                                              ============
NET ASSETS CONSIST OF:
  Capital...................................................  $141,127,587
  Undistributed net investment income.......................           528
  Undistributed net realized gains on investments and
     foreign currency.......................................     4,112,406
  Net unrealized appreciation on investments and foreign
     currency...............................................    25,250,910
                                                              ------------
NET ASSETS                                                    $170,491,431
                                                              ============
Shares of beneficial interest (unlimited shares
  authorized)...............................................    15,155,069
Net Asset Value (offering and redemption price per share)...  $      11.25
                                                              ============

------------

*    Includes securities on loan of $15,796,965.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                               USAZ AIM
                                                              BASIC VALUE
                                                                 FUND
                                                              -----------
INVESTMENT INCOME:
Interest....................................................       35,016
Dividends...................................................    1,485,583
Income from securities lending..............................       10,683
Foreign withholding tax.....................................      (16,934)
                                                              -----------
     Total Investment Income................................    1,514,348
                                                              -----------
EXPENSES:
Manager fees................................................      970,139
Administration fees.........................................      125,357
Distribution fees...........................................      323,380
Fund accounting fees........................................          719
Custodian fees..............................................       33,292
Legal fees..................................................       22,879
Other expenses..............................................       70,405
                                                              -----------
     Total expenses before waivers..........................    1,546,171
     Less expenses waived by the Manager....................      (29,252)
                                                              -----------
     Net Expenses...........................................    1,516,919
                                                              -----------
NET INVESTMENT LOSS.........................................       (2,571)
                                                              -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments and foreign currency......    4,534,832
Change in unrealized appreciation/depreciation on
  investments and foreign currency..........................   10,350,066
                                                              -----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS............   14,884,898
                                                              -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............  $14,882,327
                                                              ===========

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                        USAZ AIM
                                                                    BASIC VALUE FUND
                                                              ----------------------------
                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2004            2003
                                                              ------------    ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment loss.......................................  $     (2,571)   $   (47,122)
  Net realized gains on investments and foreign currency....     4,534,832         37,530
  Change in unrealized appreciation/depreciation on
     investments and foreign currency.......................    10,350,066     16,241,822
                                                              ------------    -----------
  Change in net assets from operations......................    14,882,327     16,232,230
                                                              ------------    -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    75,641,881     54,696,472
  Proceeds from dividends reinvested........................            --         17,067
  Cost of shares redeemed...................................   (11,264,451)      (489,999)
                                                              ------------    -----------
  Change in net assets from capital transactions............    64,377,430     54,223,540
                                                              ------------    -----------
  Change in net assets......................................    79,259,757     70,455,770
NET ASSETS:
  Beginning of year.........................................    91,231,674     20,775,904
                                                              ------------    -----------
  End of year...............................................  $170,491,431    $91,231,674
                                                              ============    ===========
ACCUMULATED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT
  INCOME....................................................  $        528    $      (178)
                                                              ============    ===========
SHARE TRANSACTIONS:
  Shares issued.............................................     7,279,769      6,319,153
  Dividends reinvested......................................            --          2,237
  Shares redeemed...........................................    (1,109,665)       (59,893)
                                                              ------------    -----------
  Change in shares..........................................     6,170,104      6,261,497
                                                              ============    ===========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM BASIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-four series, the USAZ AIM Basic Value Fund, the USAZ AIM Blue Chip Fund, the USAZ AIM Dent Demographic Trends Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Growth and Income Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ PIMCO NFJ Small Cap Value Fund, the USAZ PIMCO PEA Renaissance Fund, the USAZ PIMCO PEA Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ AIM Basic Value Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. Each Fund offers Class 1 and Class 2 shares. However, only Class 2 shares were available in 2004. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ AIM Basic Value Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as report by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the NY Stock Exchange (4 PM Eastern
  Time). Effective November 15, 2004, the Fund began utilizing a Fair Value Pricing Service to determine the fair value of securities when significant events occur.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold and on foreign currency

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM BASIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  FOREIGN CURRENCY TRANSLATION

  The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the U.S., equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM BASIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2004, the Fund had loans outstanding of:

                                                                                     AVERAGE VALUE ON LOAN
                                                      VALUE OF     VALUE OF LOANED    FOR THE YEAR ENDED
                                                     COLLATERAL      SECURITIES        DECEMBER 31, 2004
                                                     -----------   ---------------   ---------------------
   USAZ AIM Basic Value Fund.......................  $16,216,642     $15,796,965          $13,997,945

  The Fund received cash and non-cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio and the non-cash collateral represented short term instruments from Royal Bank of Canada Letter of Credit at December 31, 2004. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained a money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, AIM Capital Management, Inc. ("AIM") and the Trust, AIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2005.

  For the year ended December 31, 2004, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ AIM Basic Value Fund...................................     0.75%         1.20%*

  *  The annual expense limit was increased from 1.10% to 1.20% on May 1, 2004.

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2004, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES      EXPIRES
                                                                 12/31/2005   12/31/2006   12/31/2007
                                                                 ----------   ----------   ----------
   USAZ AIM Basic Value Fund...................................   $78,882      $86,591      $29,252

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. Such officers are paid no fees directly by the Fund for serving as officers of the Fund. The Administrator is entitled to a complex level fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion plus an annual base fee of $1.25 million for the Trust, or $50,000 for each Fund if the Trust has more than 25 funds and is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM BASIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  Certain Officers and Trustees of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles, except the Chief Compliance Officer. For their service to the Trust, four out of the six non-interested trustees were paid $31,000 and the other two non-interested trustees were paid $32,000 by the Funds during the year ended December 31, 2004 for meeting and retainer fees. Included in other expenses in the Statement of Operations is $10,483 paid by the Fund for meeting and retainer fees.

4. SECURITY PURCHASES AND SALES

  For the year ended December 31, 2004, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES       SALES
                                                                 -----------   -----------
   USAZ AIM Basic Value Fund...................................  $81,796,755   $19,112,584

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

  The tax character of dividends paid to shareholders during the year ended December 31, 2003 was $17,067 related to ordinary income.**

  As of December 31, 2004, the components of accumulated earnings on a tax basis was as follows:

                                    UNDISTRIBUTED   UNDISTRIBUTED                                      TOTAL
                                      ORDINARY        LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                       INCOME       CAPITAL GAINS    EARNINGS     APPRECIATION***    EARNINGS
                                    -------------   -------------   -----------   ---------------   -----------
   USAZ AIM Basic Value Fund......    $676,985       $3,585,493     $4,262,478      $25,101,367     $29,363,845

  ** Total distributions paid may differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

  *** The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.USAllianz.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for fiscal quarters ending March 31 and September 30 will be available no later than 60 days after the period end, without charge, on the Securities and Exchange Commissions' website at http://www.sec.gov.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM BASIC VALUE FUND
FINANCIAL HIGHLIGHTS

                                                         YEAR ENDED
                                                        DECEMBER 31,       MAY 1, 2002 TO
                                                    --------------------    DECEMBER 31,
                                                      2004        2003        2002(A)
                                                    ---------   --------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $   10.15   $   7.63      $  10.00
                                                    ---------   --------      --------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)....................         --*     (0.01)         0.01
  Net Realized and Unrealized Gains/(Losses) on
     Investments and Foreign Currency.............       1.10       2.53         (2.37)
                                                    ---------   --------      --------
  Total from Investment Activities................       1.10       2.52         (2.36)
                                                    ---------   --------      --------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...........................         --         --         (0.01)
                                                    ---------   --------      --------
  Total Dividends.................................         --         --         (0.01)
                                                    ---------   --------      --------
NET ASSET VALUE, END OF PERIOD....................  $   11.25   $  10.15      $   7.63
                                                    =========   ========      ========
TOTAL RETURN**(b).................................      10.84%     33.03%       (23.64)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................  $ 170,491   $ 91,232      $ 20,776
Net Investment Income/(Loss) Net of
  Waivers/Reimbursements(c).......................      (0.00)%    (0.10)%        0.22%
Expenses Before Waivers/Reimbursements***(c)......       1.20%      1.28%         2.19%
Expenses Net of Waivers/Reimbursements(c).........       1.17%      1.10%         1.10%
Portfolio Turnover Rate(b)........................      15.47%     17.11%        13.05%

------------

*    Amount less than $.005.
** The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
*** During the period, certain fees were contractually reduced through April 30, 2005. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.

See accompanying notes to the financial statements.
 14

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ AIM Basic Value Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each year in the two-year period then ended and the financial highlights for each period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended and the financial highlights for each period in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 15, 2005

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                              NUMBER OF
                                POSITION(S)                                                   PORTFOLIOS
                                 HELD WITH         TERM OF                                   OVERSEEN FOR   DIRECTORSHIPS HELD
                               USALLIANZ VIP    OFFICE/LENGTH     PRINCIPAL OCCUPATION(S)     USALLIANZ      OUTSIDE THE FUND
   NAME, ADDRESS, AND AGE          TRUST        OF TIME SERVED    DURING THE PAST 5 YEARS     VIP TRUST          COMPLEX
   ----------------------      --------------   --------------   --------------------------  ------------   ------------------
   Harrison Conrad, Age 70     Trustee           Since 10/99     Retired; Board Member of         24              None
   79 Dorchester Rd.                                             Capital Re Corporation
   Darien, CT 06820                                              from 1995 to December
                                                                 1999; Retired from J.P.
                                                                 Morgan after 34 years.
   Roger Gelfenbien, Age 61    Trustee           Since 10/99     Retired; Partner of              24        Webster Financial
   37 Stonegate Dr.                                              Accenture from 1983 to                     Phoenix Edge Funds
   Wethersfield, CT 06109                                        August 1999.                                  (32 Funds)
   Dickson W. Lewis, Age 54    Trustee            Since 2/04     Vice President of Jostens,       24              None
   2355 Abingdon Way                                             Inc., a manufacturer of
   Long Lake, MN 55356                                           school products, 2001 to
                                                                 present; Senior Vice
                                                                 President of Fortis Group,
                                                                 a Life Insurance and
                                                                 Securities company, 1997
                                                                 to 2001
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001
   Claire R. Leonardi, Age 48  Trustee            Since 2/04     General Partner of               24              None
   289 Woodchuck Lane                                            Fairview Capital, L.P., a
   Harwinton, CT 06791                                           venture capital
                                                                 fund-of-funds, 9/94 to
                                                                 present
   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment        24        Connecticut Water
   60                                                            Officer, Hartford                            Service, Inc.
   44 Foxboro Rd.                                                Foundation for Public
   Essex, CT 06426                                               Giving from September 2000
                                                                 to January 2003; Chairman,
                                                                 Chief Executive and
                                                                 President of Conning Corp.
                                                                 from September 1999 to
                                                                 March 2000; Investment
                                                                 Consultant from 1997 to
                                                                 September 1999
   Peter W. McClean, Age 60    Trustee            Since 2/04     President and CEO of             24              None
   18 Covewood Drive                                             Measurisk, a market risk
   Rowayton, CT 06853                                            information company, 2001
                                                                 to present; Chief Risk
                                                                 Management Officer at Bank
                                                                 of Bermuda, Ltd., 4/96 to
                                                                 8/01

INTERESTED TRUSTEES**

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Chris Pinkerton, Age 46     Chairman of       Since 09/01     President, USAllianz               24            Franklin
   5701 Golden Hills Drive     the Board and                     Investor Services and Senior                     Templeton
   Minneapolis, MN 55416       President                         Vice President, Allianz Life                     Variable
                                                                 Insurance Co. of North                           Insurance
                                                                 America from April 1999 to                    Products Trust
                                                                 present; Vice President of                      (22 Funds)
                                                                 marketing, sales operations
                                                                 and director of marketing at
                                                                 Nationwide Financial
                                                                 Services from May 1977 to
                                                                 April 1999
   Jeffrey Kletti, Age 38      Trustee and        Since 2/04     Vice President Advisory            24              None
   5701 Golden Hills Drive     Vice President                    Management, USAllianz
   Minneapolis, MN 55416                                         Advisers 2000 to present;
                                                                 formerly, 2nd Vice President
                                                                 of Mutual Fund Marketing,
                                                                 Fortis Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
   NAME, ADDRESS, AND AGE         VIP TRUST             PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 59      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Curtis Barnes, Age 50       Assistant          Vice President of Legal Services of BISYS Fund Services from
   BISYS Fund Services, Inc.   Secretary          May 1995 to present.
   3435 Stelzer Road
   Columbus, OH 43219
   Troy Sheets, Age 33         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1996-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 36    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

  *  Member of the Audit Committee.

  ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (977) 833-7113.

                                   USAZ(R) AIM
                          DENT DEMOGRAPHIC TRENDS FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2004

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                             Schedule of Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 7

                             Statement of Operations
                                     Page 8

                       Statements of Changes in Net Assets
                                     Page 9

                        Notes to the Financial Statements
                                     Page 10

                              Financial Highlights
                                     Page 14

             Report of Independent Registered Public Accounting Firm
                                     Page 15

                     Information about Trustees and Officers
                                     Page 16

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) AIM DENT DEMOGRAPHIC TRENDS FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ AIM Dent Demographic Trends Fund and A I M Capital Management, Inc., and H.S. Dent Advisors, Inc., serve as Subadvisers to the Fund

A I M Capital Management, Inc., together with its affiliates manages over 150 investment portfolios.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?

The Fund gained 8.08%, outperforming the 6.30% return of its benchmark, the Russell 1000(R) Growth Index(1). Shares in the consumer discretionary sector provided the largest contribution to the Fund's gains.

This Fund's Subadvisers employ the research of noted demographer Harry Dent to identify demographic trends that are likely to influence future investment returns. The Fund's Subadvisers then employ a "bottom-up" fundamental analysis to identify attractive growth stocks within promising sectors and industries. That process typically leads the Fund to focus on four sectors: consumer discretionary, health-care, information technology and financial services.*

Stock selection within the technology sector boosted returns against the benchmark. The technology stocks represented in the index posted a negative return for the period, but the stocks in the Fund's portfolio generated a 3.5% return, on average. The Fund held an underweight stake in health-care stocks relative to the benchmark, which helped the Fund's relative performance as that sector lagged the market. Stock selection in that sector also boosted the Fund's relative performance.*

The Fund held an overweight position in financial services, which generally performed well. Strong stock selection in that sector also helped the Fund's performance. Consumer discretionary stocks also produced strong gains during 2004. Stock selection in that sector trailed the benchmark's consumer discretionary stake, but the Fund's overweight position in the sector more than compensated for that discrepancy.*

This Fund's investment strategy excludes it from some sectors that performed well during 2004, including industrials and energy.The lack of exposure to those sectors dragged on relative returns. Conversely, the Fund's greater-than-benchmark exposure to mid-cap stocks boosted relative gains, as shares of medium-sized firms outperformed large-company stocks.*

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2004.

(1) The Russell 1000(R) Growth Index measures the performance of individual securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ(R) AIM DENT DEMOGRAPHIC TRENDS FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to meet its objective by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Smaller companies typically have a higher risk of failure, and historically, have experienced a greater degree of volatility.

GROWTH OF A $10,000 INVESTMENT

        USAZ(R) AIM Dent Demographic Trends Fund    Russell 1000(R) Growth Index
        ----------------------------------------    ----------------------------
 5/02                    10000                                 10000
                          8850                                  8855
                          7220                                  7523
12/02                     7620                                  8061
                          7610                                  7975
                          9090                                  9116
                          9360                                  9473
12/03                    10400                                 10459
                         10710                                 10541
                         10780                                 10745
                          9990                                 10184
12/04                    11240                                 11118

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

                                                      SINCE
                                             1      INCEPTION
                                            YEAR    (5/1/02)
USAZ(R) AIM Dent Demographic Trends Fund    8.08%     4.48%
Russell 1000(R) Growth Index                6.30%     4.05%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell 1000(R) Growth Index, an unmanaged index that measures the performance of individual securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION

  As a shareholder of the USAZ AIM Dent Demographic Trends Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ AIM Dent Demographic Trends Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/04         12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                          -------------   -------------   -----------------   -----------------
   USAZ AIM Dent Demographic Trends
     Fund...............................    $1,000.00       $1,042.70           $6.68               1.30%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ AIM Dent Demographic Trends Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/04         12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                          -------------   -------------   -----------------   -----------------
   USAZ AIM Dent Demographic Trends
     Fund...............................    $1,000.00       $1,018.60           $6.60               1.30%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

  The USAZ AIM Dent Demographic Trends Fund invested, as a percentage of net assets, in the following types of securities, as of December 31, 2004.

                                               PERCENT OF
   USAZ AIM DENT DEMOGRAPHIC TRENDS FUND       NET ASSETS
   -------------------------------------       ----------
   Common Stocks(1)..........................     96.9%
   Deposit Accounts..........................      5.5
   Short-Term Investments*...................      9.8
                                                 -----
                                                 112.2%**
                                                 =====

   (1) Industry:

     Banking/Financial Services................   10.7%
     Beverages.................................    0.3
     Biotechnology.............................    1.0
     Computers.................................   19.3
     E-Commerce................................    3.5
     Electronics...............................    7.5
     Health Care...............................   10.5
     Hotels/Motels.............................    1.5
     Household.................................    1.0
     Insurance.................................    1.5
     Manufacturing.............................    2.7
     Pharmaceuticals...........................    7.9
     Retail/Wholesale..........................   12.9
     Services..................................    6.1
     Telecommunications........................    6.9
     Travel/Entertainment......................    3.6
                                                 -----
                                                  96.9%
                                                 =====

   * Short-term investments represents the invested cash collateral received in connection with securities lending.

  ** Categories are shown as a percentage of net assets, not total investments, as such the total may not equal 100%

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM DENT DEMOGRAPHICS TRENDS FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004

                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS (96.9%):
Banking/Financial Services (10.7%):
   14,100   American Express Co. .........  $   794,817
   10,300   Bank of Hawaii Corp. .........      522,622
    1,800   Chicago Mercantile
              Exchange(+).................      411,660
   12,000   Doral Financial Corp.(+)......      591,000
   10,600   Goldman Sachs Group, Inc. ....    1,102,824
   11,050   Legg Mason, Inc. .............      809,523
   30,500   Providian Financial Corp.*....      502,335
   10,200   SLM Corp. ....................      544,578
                                            -----------
                                              5,279,359
                                            -----------
Beverages (0.3%):
    3,300   Constellation Brands, Inc.,
              Class A*....................      153,483
                                            -----------
Biotechnology (1.0%):
    9,000   Genentech, Inc.*..............      489,960
                                            -----------
Computers (19.3%):
    7,700   Apple Computer, Inc.*.........      495,880
   12,700   Autodesk, Inc. ...............      481,965
   41,900   Cisco Systems, Inc.*..........      808,670
   29,600   Dell, Inc.*...................    1,247,344
   42,000   EMC Corp.*....................      624,540
    2,600   Google, Inc., Class A*(+).....      502,060
    8,200   Intuit, Inc.*.................      360,882
   18,500   McAfee, Inc.*.................      535,205
   13,700   Microsoft Corp. ..............      365,927
    5,600   NAVTEQ Corp.*.................      259,616
   60,000   Oracle Corp.*.................      823,200
    3,000   Pixar*........................      256,830
    4,000   Research in Motion, Ltd.*.....      329,680
   35,800   Symantec Corp.*...............      922,208
   17,500   VERITAS Software Corp.*.......      499,625
   27,100   Yahoo!, Inc.*.................    1,021,128
                                            -----------
                                              9,534,760
                                            -----------
E-Commerce (3.5%):
    9,200   eBay, Inc.*...................    1,069,776
    6,000   Getty Images, Inc.*(+)........      413,100
    7,300   VeriSign, Inc.*...............      244,696
                                            -----------
                                              1,727,572
                                            -----------
Electronics (7.5%):
   25,700   Agilent Technologies, Inc.*...      619,370
   15,600   Analog Devices, Inc. .........      575,952
    9,300   Fisher Scientific
              International, Inc.* .......      580,134
   21,200   Microchip Technology, Inc. ...      565,192
   31,000   National Semiconductor
              Corp. ......................      556,450
   28,000   Novellus Systems, Inc.*(+)....      780,920
                                            -----------
                                              3,678,018
                                            -----------

                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Health Care (10.5%):
    7,800   Aetna, Inc. ..................  $   973,050
   19,300   Davita, Inc.*.................      762,929
    9,000   DENTSPLY International,
              Inc. .......................      505,800
   12,800   GEN-PROBE, Inc.*..............      578,688
   12,500   Johnson & Johnson.............      792,750
    7,200   Kinetic Concept, Inc.*(+).....      549,360
    5,200   Quest Diagnostics, Inc.(+)....      496,860
   12,600   Varian Medical Systems,
              Inc.*(+)....................      544,824
                                            -----------
                                              5,204,261
                                            -----------
Hotels/Motels (1.5%):
   28,000   Hilton Hotels Corp. ..........      636,720
    2,000   Starwood Hotels & Resorts
              Worldwide, Inc. ............      116,800
                                            -----------
                                                753,520
                                            -----------
Household (1.0%):
   10,500   Gillette Co. .................      470,190
                                            -----------
Insurance (1.5%):
   14,600   Allstate Corp. ...............      755,112
                                            -----------
Manufacturing (2.7%):
   15,800   Estee Lauder Companies, Inc.,
              Class A.....................      723,166
    7,400   Lexmark International, Inc.,
              Class A*....................      629,000
                                            -----------
                                              1,352,166
                                            -----------
Pharmaceuticals (7.9%):
    8,800   Alcon, Inc., ADR..............      709,280
    7,900   Biogen Idec, Inc.*............      526,219
   11,700   Caremark Rx, Inc.*............      461,331
   21,000   Eon Labs, Inc.*(+)............      567,000
   18,400   Gilead Sciences, Inc.*........      643,816
    8,000   Sepracor, Inc.*(+)............      474,960
   16,600   Shire Pharmaceuticals Group
              plc, ADR(+).................      530,370
                                            -----------
                                              3,912,976
                                            -----------
Retail/Wholesale (12.9%):
    4,300   American Eagle Outfitters,
              Inc. .......................      202,530
   10,700   Best Buy Company, Inc. .......      635,794
    8,500   C.R. Bard, Inc. ..............      543,830
   16,800   Cabelas, Inc., Class A*(+)....      382,032
    8,600   Chico's FAS, Inc.*(+).........      391,558
   15,600   Costco Wholesale Corp. .......      755,196
   15,500   Darden Restaurants, Inc. .....      429,970
    8,000   Kohl's Corp.*.................      393,360
   13,500   Nordstrom, Inc. ..............      630,855
   18,500   Target Corp. .................      960,705
   13,200   Tiffany & Co. ................      422,004
   13,000   YUM! Brands, Inc. ............      613,340
                                            -----------
                                              6,361,174
                                            -----------

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM DENT DEMOGRAPHICS TRENDS FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Services (6.1%):
   13,600   Accenture, Ltd., Class A*.....  $   367,200
   21,000   Alliance Data Systems
              Corp.*(+)...................      997,080
   38,300   Cendant Corp. ................      895,454
   10,700   Ecolab, Inc. .................      375,891
    7,800   Stericycle, Inc.* ............      358,410
                                            -----------
                                              2,994,035
                                            -----------
Telecommunications (6.9%):
   31,000   Amdocs, Ltd.*(+)..............      813,750
   31,300   Comverse Technology, Inc.*....      765,285
   42,800   Motorola, Inc. ...............      736,160
   22,000   Nokia Oyj Corp., ADR..........      344,740
    8,800   QUALCOMM, Inc. ...............      373,120
   12,500   Univision Communications,
              Inc., Class A*..............      365,875
                                            -----------
                                              3,398,930
                                            -----------
Travel/Entertainment (3.6%):
   12,400   Carnival Corp. ...............      714,612
    8,100   Harley-Davidson, Inc. ........      492,075
   20,900   Walt Disney Co. ..............      581,020
                                            -----------
                                              1,787,707
                                            -----------
  Total Common Stocks
    (Cost $41,419,302)                       47,853,223
                                            -----------

                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
DEPOSIT ACCOUNT (5.5%):
2,698,699   NTRS London Deposit Account...  $ 2,698,699
                                            -----------
  Total Deposit Account
    (Cost $2,698,699)                         2,698,699
                                            -----------
COLLATERAL FOR SECURITIES ON LOAN (9.8%):
4,824,947   Northern Trust Institutional
              Liquid Asset Portfolio......    4,824,947
                                            -----------
  Total Collateral for Securities on Loan
    (Cost $4,824,947)                         4,824,947
                                            -----------
  Total Investments
    (Cost $48,942,948)(a)--112.2%            55,376,869
  Net Other Assets/(Liabilities)--(12.2)%    (6,021,933)
                                            -----------
  Net Assets--100.0%                        $49,354,936
                                            ===========

------------

*  Non-income producing security.

(+)  All or a portion of security is loaned as of December 31, 2004.

ADR -- American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $257,416. Cost for federal income tax purposes differs from fair value by net unrealized appreciation on securities as follows:

    Unrealized appreciation...................  $6,566,546
    Unrealized depreciation...................    (390,041)
                                                ----------
    Net unrealized appreciation...............  $6,176,505
                                                ==========

continued
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                              USAZ AIM DENT
                                                               DEMOGRAPHIC
                                                               TRENDS FUND
                                                              -------------
ASSETS
Investments, at cost........................................   $48,942,948
                                                               ===========
Investments, at fair value*.................................   $55,376,869
Interest and dividends receivable...........................        21,877
Receivable for investments sold.............................       454,887
Prepaid expenses............................................         1,270
                                                               -----------
  Total Assets..............................................    55,854,903
                                                               -----------

LIABILITIES
Payable for investments purchased...........................     1,621,360
Payable for cash collateral received on loaned securities...     4,824,947
Manager fees payable........................................        35,448
Distribution fees payable...................................        10,130
Other accrued liabilities...................................         8,082
                                                               -----------
  Total Liabilities.........................................     6,499,967
                                                               -----------
NET ASSETS..................................................   $49,354,936
                                                               ===========
NET ASSETS CONSIST OF:
  Capital...................................................   $42,473,158
  Undistributed net realized gains on investments...........       447,857
  Net unrealized appreciation on investments................     6,433,921
                                                               -----------
NET ASSETS..................................................   $49,354,936
                                                               ===========
Shares of beneficial interest (unlimited shares
  authorized)...............................................     4,389,653
Net Asset Value (offering and redemption price per share)...   $     11.24
                                                               ===========

------------

*    Includes securities on loan of $4,712,880.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                               USAZ AIM
                                                                 DENT
                                                              DEMOGRAPHIC
                                                              TRENDS FUND
                                                              -----------
INVESTMENT INCOME:
Interest....................................................  $      241
Dividends...................................................     299,377
Income from securities lending..............................       5,504
                                                              ----------
     Total Investment Income................................     305,122
                                                              ----------
EXPENSES:
Manager fees................................................     341,173
Administration fees.........................................      39,140
Distribution fees...........................................     100,345
Fund accounting fees........................................       1,607
Custodian fees..............................................      31,721
Legal fees..................................................       5,521
Other expenses..............................................      20,557
                                                              ----------
     Total expenses before waivers..........................     540,064
     Less expenses waived by the Manager....................     (30,469)
                                                              ----------
     Net Expenses...........................................     509,595
                                                              ----------
NET INVESTMENT LOSS.........................................    (204,473)
                                                              ----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments...........................     935,977
Change in unrealized appreciation/depreciation on
  investments...............................................   2,492,209
                                                              ----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS............   3,428,186
                                                              ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............  $3,223,713
                                                              ==========

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     USAZ AIM DENT
                                                                DEMOGRAPHIC TRENDS FUND
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2004           2003
                                                              ------------   ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment loss.......................................  $  (204,473)   $   (79,788)
  Net realized gains on investments.........................      935,977        422,371
  Change in unrealized appreciation/depreciation on
     investments............................................    2,492,209      3,988,321
                                                              -----------    -----------
  Change in net assets from operations......................    3,223,713      4,330,904
                                                              -----------    -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................   20,580,031     21,636,128
  Cost of shares redeemed...................................   (4,724,363)    (1,822,833)
                                                              -----------    -----------
  Change in net assets from capital transactions............   15,855,668     19,813,295
                                                              -----------    -----------
  Change in net assets......................................   19,079,381     24,144,199
NET ASSETS:
  Beginning of year.........................................   30,275,555      6,131,356
                                                              -----------    -----------
  End of year...............................................  $49,354,936    $30,275,555
                                                              ===========    ===========
SHARE TRANSACTIONS:
  Shares issued.............................................    1,950,408      2,303,542
  Shares redeemed...........................................     (470,604)      (198,281)
                                                              -----------    -----------
  Net change in shares......................................    1,479,804      2,105,261
                                                              ===========    ===========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM DENT DEMOGRAPHIC TRENDS FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-four series, the USAZ AIM Basic Value Fund, the USAZ AIM Blue Chip Fund, the USAZ AIM Dent Demographic Trends Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Growth and Income Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ PIMCO NFJ Small Cap Value Fund, the USAZ PIMCO PEA Renaissance Fund, the USAZ PIMCO PEA Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ AIM Dent Demographic Trends Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. Each fund offers Class 1 and Class 2 shares. However, only Class 2 shares were available in 2004. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ AIM Dent Demographic Trends Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as report by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM DENT DEMOGRAPHIC TRENDS FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the United States, equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2004, the Fund had loans outstanding of:

                                                                                     AVERAGE VALUE ON LOAN
                                                       VALUE OF    VALUE OF LOANED    FOR THE YEAR ENDED
                                                      COLLATERAL     SECURITIES        DECEMBER 31, 2004
                                                      ----------   ---------------   ---------------------
   USAZ AIM Dent Demographic Trends Fund............  $4,824,947     $4,712,880           $4,379,312

  The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio at December 31, 2004. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained a money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, AIM Capital Management, Inc. ("AIM") and the Trust, AIM provides investment advisory services as the Subadviser for the Fund. Pursuant to a sub-advisory agreement with AIM, H.S. Dent Advisors, Inc., manages the fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2005.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM DENT DEMOGRAPHIC TRENDS FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  For the year ended December 31, 2004, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ Dent Demographic Trends Fund...........................     0.85%          1.30%*

  *  The annual expense limit was increased from 1.20% to 1.30% on May 1, 2004.

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2004, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES      EXPIRES
                                                                 12/31/2005   12/31/2006   12/31/2007
                                                                 ----------   ----------   ----------
   USAZ AIM Dent Demographic Trends Fund.......................   $73,211      $63,041      $30,469

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. Such officers are paid no fees directly by the Fund for serving as officers of the Fund. The Administrator is entitled to a complex level fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion plus an annual base fee of $1.25 million for the Trust, or $50,000 for each Fund if the Trust has more than 25 funds and is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  Certain Officers and Trustees of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles, except the Chief Compliance Officer. For their service to the Trust, four out of the six non-interested trustees were paid $31,000 and the other two non-interested trustees were paid $32,000 by the Funds during the year ended December 31, 2004 for meeting and retainer fees. Included in other expenses in the Statement of Operations is $3,353 paid by the Fund for meeting and retainer fees.

4. SECURITY PURCHASES AND SALES

  For the year ended December 31, 2004, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES       SALES
                                                                 -----------   -----------
   USAZ AIM Dent Demographic Trends Fund.......................  $68,660,061   $53,083,290

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to it shareholders. Therefore, no provision is made for federal income taxes.

  As of December 31, 2004, the components of accumulated earnings on a tax basis was as follows:

                                                  UNDISTRIBUTED                                      TOTAL
                                                    LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                                  CAPITAL GAINS    EARNINGS     APPRECIATION**     EARNINGS
                                                  -------------   -----------   ---------------   -----------
   USAZ AIM Dent Demographic Trends Fund........    $705,273       $705,273       $6,176,505      $6,881,778

  ** The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM DENT DEMOGRAPHIC TRENDS FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.USAllianz.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for fiscal quarters ending March 31 and September 30 will be available no later than 60 days after the period end, without charge, on the Securities and Exchange Commissions' website at http://www.sec.gov.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM DENT DEMOGRAPHIC TRENDS FUND
FINANCIAL HIGHLIGHTS

                                                       YEAR ENDED
                                                      DECEMBER 31,      MAY 1, 2002 TO
                                                    -----------------    DECEMBER 31,
                                                     2004      2003        2002(A)
                                                    -------   -------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $ 10.40   $  7.62      $ 10.00
                                                    -------   -------      -------
INVESTMENT ACTIVITIES:
  Net Investment Loss.............................    (0.05)    (0.03)       (0.02)
  Net Realized and Unrealized Gains/(Losses) on
     Investments..................................     0.89      2.81        (2.36)
                                                    -------   -------      -------
  Total from Investment Activities................     0.84      2.78        (2.38)
                                                    -------   -------      -------
NET ASSET VALUE, END OF PERIOD....................  $ 11.24   $ 10.40      $  7.62
                                                    =======   =======      =======
TOTAL RETURN*(b)..................................     8.08%    36.48%      (23.80)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................  $49,355   $30,276      $ 6,131
Net Investment Loss Net of
  Waivers/Reimbursements(c).......................    (0.51)%   (0.55)%      (0.51)%
Expenses Before Waivers/Reimbursements**(c).......     1.35%     1.63%        3.78%
Expenses Net of Waivers/Reimbursements(c).........     1.27%     1.20%        1.20%
Portfolio Turnover Rate(b)........................   138.77%   139.34%      133.17%

------------

* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
** During the period, certain fees were contractually reduced through April 30, 2005. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.

See accompanying notes to the financial statements.
 14

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ AIM Dent Demographic Trends Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each year in the two-year period then ended and the financial highlights for each period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended and the financial highlights for each period in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 15, 2005

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Harrison Conrad, Age 70     Trustee           Since 10/99     Retired; Board Member of           24              None
   79 Dorchester Rd.                                             Capital Re Corporation from
   Darien, CT 06820                                              1995 to December 1999;
                                                                 Retired from J.P. Morgan
                                                                 after 34 years.
   Roger Gelfenbien, Age 61    Trustee           Since 10/99     Retired; Partner of                24        Webster Financial
   37 Stonegate Dr.                                              Accenture from 1983 to                         Phoenix Edge
   Wethersfield, CT 06109                                        August 1999.                                 Funds (32 Funds)
   Dickson W. Lewis, Age 54    Trustee            Since 2/04     Vice President of Jostens,         24              None
   2355 Abingdon Way                                             Inc., a manufacturer of
   Long Lake, MN 55356                                           school products, 2001 to
                                                                 present; Senior Vice
                                                                 President of Fortis Group, a
                                                                 Life Insurance and
                                                                 Securities company, 1997 to
                                                                 2001
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001
   Claire R. Leonardi, Age 48  Trustee            Since 2/04     General Partner of Fairview        24              None
   289 Woodchuck Lane                                            Capital, L.P., a venture
   Harwinton, CT 06791                                           capital fund-of-funds, 9/94
                                                                 to present
   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment          24        Connecticut Water
   60                                                            Officer, Hartford Foundation                   Service, Inc.
   44 Foxboro Rd.                                                for Public Giving from
   Essex, CT 06426                                               September 2000 to January
                                                                 2003; Chairman, Chief
                                                                 Executive and President of
                                                                 Conning Corp. from September
                                                                 1999 to March 2000;
                                                                 Investment Consultant from
                                                                 1997 to September 1999
   Peter W. McClean, Age 60    Trustee            Since 2/04     President and CEO of               24              None
   18 Covewood Drive                                             Measurisk, a market risk
   Rowayton, CT 06853                                            information company, 2001 to
                                                                 present; Chief Risk
                                                                 Management Officer at Bank
                                                                 of Bermuda, Ltd., 4/96 to
                                                                 8/01

INTERESTED TRUSTEES**

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Chris Pinkerton, Age 46     Chairman of       Since 09/01     President, USAllianz               24            Franklin
   5701 Golden Hills Drive     the Board and                     Investor Services and Senior                     Templeton
   Minneapolis, MN 55416       President                         Vice President, Allianz Life                     Variable
                                                                 Insurance Co. of North                           Insurance
                                                                 America from April 1999 to                    Products Trust
                                                                 present; Vice President of                      (22 Funds)
                                                                 marketing, sales operations
                                                                 and director of marketing at
                                                                 Nationwide Financial
                                                                 Services from May 1977 to
                                                                 April 1999
   Jeffrey Kletti, Age 38      Trustee and        Since 2/04     Vice President Advisory            24              None
   5701 Golden Hills Drive     Vice President                    Management, USAllianz
   Minneapolis, MN 55416                                         Advisers 2000 to present;
                                                                 formerly, 2nd Vice President
                                                                 of Mutual Fund Marketing,
                                                                 Fortis Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
   NAME, ADDRESS, AND AGE         VIP TRUST             PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 59      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Curtis Barnes, Age 50       Assistant          Vice President of Legal Services of BISYS Fund Services from
   BISYS Fund Services, Inc.   Secretary          May 1995 to present.
   3435 Stelzer Road
   Columbus, OH 43219
   Troy Sheets, Age 33         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1996-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 36    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

  *  Member of the Audit Committee.

  ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (977) 833-7113.

                                USAZ(R) DAVIS NY
                                  VENTURE FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2004

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                            Schedule of Investments
                                     Page 5

                      Statement of Assets and Liabilities
                                     Page 7

                            Statement of Operations
                                     Page 8

                      Statements of Changes in Net Assets
                                     Page 9

                       Notes to the Financial Statements
                                    Page 10

                              Financial Highlights
                                    Page 14

          Report of Independent Registered Public Accounting Firm
                                    Page 15

                    Information about Trustees and Officers
                                    Page 16

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) DAVIS NY VENTURE FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ Davis NY Venture Fund and Davis Selected Advisers, L.P. serves as Subadviser to the Fund.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31,2004?

The Fund gained 10.56%, compared to a 16.49% return for its benchmark, the Russell 1000(R) Value Index(1).

The large value stocks in which this Fund primarily invests produced solid returns, helping this Fund and its benchmark generate gains during the period.

This Fund's Subadviser assumed management of the Fund on March 8, 2004. The Fund's Subadviser employs a "bottom-up" stock selection strategy with a long-term focus. The Subadviser typically holds about 70% of the Fund's assets in shares of high-quality blue chip firms, which are bought when the stocks trade at a discount to management's estimation of their value. Roughly, 15% of the Fund is allocated to stocks of less well-known companies that also offer attractive valuations, strong competitive advantages, and shareholder-friendly management. The final portion of the Fund's assets typically is invested in stocks that for some reason are trading at a sizable discount to management's perception of their value--often because of short-term controversy.*

The Fund's fundamentals-based approach often leads management to hold sector weightings that are much larger or smaller than those in the benchmark. For example, its stake in financial services stocks significantly exceeded that of the index during this period, which is a common occurrence for this Fund. The Subadviser holds particular expertise in valuing shares of financial firms, and views the broad sector as a collection of many disparate sectors that move independently of one another. The financial services stocks in the Fund and in the benchmark lagged the overall index slightly during 2004, so the Fund's significant overweight hurt relative returns. What's more, a portion of the Fund's financial services holdings lost value amid allegations of managerial misconduct, and those stocks' troubles hurt the Fund's performance against the benchmark.

Management found few technology stocks that suited their valuation criteria, and thus the Fund held a significantly underweight position in that sector. That underweight stake boosted relative returns, as technology lagged the overall market. The Fund's smaller-than-benchmark weight in telecommunications stocks hurt its relative returns, since that sector outpaced the market.*

Individual stocks in the industrial, retail, and energy sectors helped boost the Fund's returns versus the benchmark during 2004. Meanwhile, the struggles of certain pharmaceuticals firms also hurt the Fund's relative returns.*

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2004.

(1)The Russell 1000(R) Value Index measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ(R) DAVIS NY VENTURE FUND

FUND OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests the majority of its assets in equity securities issued by large companies with market capitalization of at least $10 billion that the Subadviser believes are of high quality.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

GROWTH OF A $10,000 INVESTMENT

            USAZ(R) Davis NY Venture Fund  Russell 1000(R) Value Index
            -----------------------------  ---------------------------
11/5/2001             10000                        10000
    12/01             10467                        10831
                      10573                        11274
                       8977                        10313
                       7407                         8377
    12/02              7936                         9149
                       7701                         8704
                       8980                        10208
                       9197                        10419
    12/03             10271                        11897
                      10575                        12257
                      10621                        12365
                      10499                        12556
    12/04             11356                        13859

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 3 1, 2004

                                         SINCE
                                I      INCEPTION
                               YEAR    (II/5/01)
                               ----    ----------
USAZ(R) Davis NY Venture Fund  10.56%     4.11%
Russell 1000(R) Value Index    16.49%    10.26%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell 1000(R) Value Index, an unmanaged index that measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided by the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION

  As a shareholder of the USAZ Davis NY Venture Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Davis NY Venture Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/04         12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                          -------------   -------------   -----------------   -----------------
   USAZ Davis NY Venture Fund...........   $ 1,000.00       $1,069.20           $6.24                1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Davis NY Venture Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/04         12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                          -------------   -------------   -----------------   -----------------
   USAZ Davis NY Venture Fund...........    $1,000.00       $1,019.10           $6.09                1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

  The USAZ Davis NY Venture Fund invested, as a percentage of net assets, in the following types of securities, as of December 31, 2004.

                                               PERCENT OF
   USAZ DAVIS NY VENTURE FUND                  NET ASSETS
   --------------------------                  ----------
   Common Stock(1)...........................     91.1%
   Deposit Account...........................      9.9
   Short-Term Investments*...................      3.1
                                                 -----
                                                 104.1%**
                                                 =====

   (1) Industry:

     Banking & Financial Services..............   33.2%
     Beverages.................................    1.9
     Computers.................................    2.5
     Health Care...............................    3.5
     Insurance.................................   14.4
     Manufacturing.............................    5.7
     Media.....................................    4.1
     Oil & Gas.................................    8.1
     Real Estate Investment Trusts.............    1.6
     Retail....................................   12.4
     Services..................................    2.9
     Telecommunications........................    0.8
                                                 -----
                                                  91.1%
                                                 =====

  * Short-term investments represents the invested cash collateral received in connection with securities lending.

  ** Categories are shown as a percentage of net assets, not total investments, as such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DAVIS NY VENTURE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS (91.1%):
Banking & Financial Services (33.2%):
   190,900   American Express Co. .......  $ 10,761,033
   110,500   Citigroup, Inc. ............     5,323,890
    36,000   Fifth Third Bancorp.........     1,702,080
    72,000   Golden West Financial
               Corp. ....................     4,422,240
    33,800   H&R Block, Inc. ............     1,656,200
   312,010   HSBC Holdings plc...........     5,258,054
   107,136   JPMorgan Chase & Co. .......     4,179,375
    40,100   Lloyds TSB Group plc,
               ADR(+)....................     1,475,279
    42,500   Loews Corp. ................     2,987,750
    22,500   Moodys Corp. ...............     1,954,125
    20,900   Morgan Stanley..............     1,160,368
    47,000   Providian Financial
               Corp.*....................       774,090
    11,100   State Street Corp. .........       545,232
    12,100   Takefuji Corp. .............       818,281
    30,000   Transatlantic Holdings,
               Inc.(+)...................     1,854,900
    93,400   Wells Fargo & Co. ..........     5,804,810
                                           ------------
                                             50,677,707
                                           ------------
Beverages (1.9%):
    33,800   Diageo plc, ADR.............     1,956,344
    32,024   Heineken Holding NV, Class
               A.........................       966,548
                                           ------------
                                              2,922,892
                                           ------------
Computers (2.5%):
    28,100   Lexmark International, Inc.,
               Class A*..................     2,388,500
    52,100   Microsoft Corp. ............     1,391,591
                                           ------------
                                              3,780,091
                                           ------------
Health Care (3.5%):
    26,000   Cardinal Health, Inc. ......     1,511,900
    27,100   Eli Lilly & Co. ............     1,537,925
    38,600   HCA, Inc.(+)................     1,542,456
    13,600   Novartis AG, Registered
               Shares....................       683,328
                                           ------------
                                              5,275,609
                                           ------------
Insurance (14.4%):
   102,000   American International
               Group, Inc. ..............     6,698,340
    48,600   Aon Corp. ..................     1,159,596
        61   Berkshire Hathaway, Inc.,
               Class A*..................     5,361,900
        73   Berkshire Hathaway, Inc.,
               Class B*..................       214,328
     9,000   Chubb Corp. ................       692,100
     3,000   Everest Re Group, Ltd. .....       268,680
       400   Markel Corp.*...............       145,600
    48,200   Marsh & McLennan Companies,
               Inc. .....................     1,585,780
    15,500   Principal Financial Group,
               Inc. .....................       634,570
    57,100   Progressive Corp. ..........     4,844,364
     8,800   Sun Life Financial,
               Inc.(+)...................       295,152
                                           ------------
                                             21,900,410
                                           ------------

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Manufacturing (5.7%):
    22,700   Martin Marietta Materials,
               Inc. .....................  $  1,218,082
   168,900   Tyco International, Ltd. ...     6,036,486
    26,000   Vulcan Materials Co. .......     1,419,860
                                           ------------
                                              8,674,428
                                           ------------
Media (4.1%):
   108,300   Comcast Corp., Class A*.....     3,556,572
     9,500   Gannett Co., Inc. ..........       776,150
    26,200   Lagardere S.C.A. ...........     1,885,996
                                           ------------
                                              6,218,718
                                           ------------
Oil & Gas (8.1%):
    44,800   ConocoPhillips..............     3,889,984
    78,600   Devon Energy Corp. .........     3,059,112
    31,300   EOG Resources, Inc.(+)......     2,233,568
    36,800   Occidental Petroleum
               Corp. ....................     2,147,648
    24,700   Transocean, Inc.*...........     1,047,033
                                           ------------
                                             12,377,345
                                           ------------
Real Estate Investment Trusts (1.6%):
     4,400   CenterPoint Properties
               Trust.....................       210,716
    61,300   General Growth Properties,
               Inc. .....................     2,216,608
                                           ------------
                                              2,427,324
                                           ------------
Retail (12.4%):
   118,900   Altria Group, Inc. .........     7,264,790
    11,900   AutoZone, Inc.*.............     1,086,589
   104,600   Costco Wholesale Corp. .....     5,063,686
    30,200   Hershey Foods Corp. ........     1,677,308
       300   Hunter Douglas..............        15,969
    71,700   Sealed Air Corp.*...........     3,819,459
                                           ------------
                                             18,927,801
                                           ------------
Services (2.9%):
    28,000   Iac/InteractiveCorp*(+).....       773,360
    45,400   Iron Mountain, Inc.*(+).....     1,384,246
   154,800   Rentokil Initial plc........       438,508
    15,500   United Parcel Service, Inc.,
               Class B...................     1,324,630
    10,000   WPP Group PLC, ADR(+).......       546,500
                                           ------------
                                              4,467,244
                                           ------------
Telecommunications (0.8%):
    28,200   Nokia Oyj, ADR..............       441,894
    33,300   SK Telecom Company, Ltd.,
               ADR.......................       740,925
                                           ------------
                                              1,182,819
                                           ------------
  Total Common Stocks
    (Cost $127,068,214)                     138,832,388
                                           ------------
DEPOSIT ACCOUNT (9.9%):
15,092,780   NTRS London Deposit
               Account...................    15,092,780
                                           ------------
  Total Deposit Account
    (Cost $15,092,780)                       15,092,780
                                           ------------

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DAVIS NY VENTURE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COLLATERAL FOR SECURITIES ON LOAN (3.1%):
 4,792,711   Northern Trust Institutional
               Liquid Asset Portfolio....  $  4,792,711
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $4,792,711)                         4,792,711
                                           ------------
  Total Investments
    (Cost $146,953,705)(a)--104.1%          158,717,879
                                           ------------
  Net Other Assets/(Liabilities)--(4.1)%     (6,247,918)
                                           ------------
  Net Assets--100.0%                       $152,469,961
                                           ============

------------

*  Non-income producing security.

(+)  All or a portion of security is loaned as of December 31, 2004.

ADR -- American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $116,444. Cost for federal income tax purposes differs from fair value by net unrealized appreciation on securities as follows:

    Unrealized appreciation...................  $12,950,098
    Unrealized depreciation...................   (1,302,368)
                                                -----------
    Net unrealized appreciation...............  $11,647,730
                                                ===========

   The following represents the concentrations by country as of December 31, 2004 based upon the total fair value of investments.

    COUNTRY                                     PERCENTAGE
    -------                                     ----------
    United States.............................     93.6%
    United Kingdom............................      3.7%
    France....................................      1.2%
    Netherlands...............................      0.6%
    Japan.....................................      0.5%
    Switzerland...............................      0.4%
                                                  ------
    Total.....................................    100.0%
                                                  ======

See accompanying notes to the financial statements.
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                                     USAZ
                                                                   DAVIS NY
                                                                   VENTURE
                                                                     FUND
                                                               ----------------
ASSETS
Investments, at cost........................................     $146,953,705
                                                                 ============
Investments, at value*......................................     $158,717,879
Interest and dividends receivable...........................          212,406
Reclaim receivable..........................................            1,714
Prepaid expenses............................................            3,918
                                                                 ------------
  Total Assets..............................................      158,935,917
                                                                 ------------
LIABILITIES
Payable for investments purchased...........................        1,527,553
Payable for cash collateral received on loaned securities...        4,792,711
Manager fees payable........................................           94,164
Distribution fees payable...................................           30,653
Other accrued liabilities...................................           20,875
                                                                 ------------
  Total Liabilities.........................................        6,465,956
                                                                 ------------
NET ASSETS..................................................     $152,469,961
                                                                 ============
NET ASSETS CONSIST OF:
  Capital...................................................     $135,676,774
  Undistributed net investment income.......................          321,477
  Accumulated net realized gains on investments and foreign
     currency...............................................        4,707,339
  Net unrealized appreciation on investments and foreign
     currency...............................................       11,764,371
                                                                 ------------
NET ASSETS..................................................     $152,469,961
                                                                 ============
Shares of beneficial interest (unlimited shares
  authorized)...............................................       13,705,140
Net Asset Value (offering and redemption price per share)...     $      11.13
                                                                 ============

------------

*    Includes securities on loan of $4,661,275.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                     USAZ
                                                                   DAVIS NY
                                                                   VENTURE
                                                                     FUND
                                                               ----------------
INVESTMENT INCOME:
Interest....................................................     $        14
Dividends...................................................       1,541,198
Foreign tax withholding.....................................          (2,556)
Income from securities lending..............................           4,105
                                                                 -----------
     Total Investment Income................................       1,542,761
                                                                 -----------
EXPENSES:
Manager fees................................................         633,924
Administration fees.........................................          80,347
Distribution fees...........................................         211,305
Fund accounting fees........................................           1,325
Custodian fees..............................................          17,686
Legal fees..................................................          14,502
Other expenses..............................................          49,228
                                                                 -----------
     Total expenses before waivers..........................       1,008,317
     Less expenses waived by the Manager....................         (12,211)
                                                                 -----------
     Net Expenses...........................................         996,106
                                                                 -----------
NET INVESTMENT INCOME.......................................         546,655
                                                                 -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments and foreign currency......       5,910,301
Change in unrealized appreciation/depreciation on
  investments and foreign currency..........................       5,028,279
                                                                 -----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS............      10,938,580
                                                                 -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............     $11,485,235
                                                                 ===========

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                              USAZ DAVIS NY VENTURE FUND
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2004           2003
                                                              ------------   ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................  $    546,655   $   236,267
  Net realized gains on investments and foreign currency....     5,910,301       242,035
  Change in unrealized appreciation/depreciation on
     investments and foreign currency.......................     5,028,279     7,934,571
                                                              ------------   -----------
  Change in net assets from operations......................    11,485,235     8,412,873
                                                              ------------   -----------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income................................      (194,943)     (236,753)
                                                              ------------   -----------
  Change in net assets resulting from dividends to
     shareholders...........................................      (194,943)     (236,753)
                                                              ------------   -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    96,049,024    26,522,255
  Proceeds from dividends reinvested........................       286,511       196,282
  Cost of shares redeemed...................................    (4,153,430)   (1,884,651)
                                                              ------------   -----------
  Change in net assets from capital transactions............    92,182,105    24,833,886
                                                              ------------   -----------
  Change in net assets......................................   103,472,397    33,010,006
NET ASSETS:
  Beginning of year.........................................    48,997,564    15,987,558
                                                              ------------   -----------
  End of year...............................................  $152,469,961   $48,997,564
                                                              ============   ===========
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT
  INCOME....................................................       321,477          (486)
                                                              ============   ===========
SHARE TRANSACTIONS:
  Shares issued.............................................     9,235,848     3,001,187
  Dividends reinvested......................................        27,851        23,581
  Shares redeemed...........................................      (407,425)     (210,414)
                                                              ------------   -----------
  Change in shares..........................................     8,856,274     2,814,354
                                                              ============   ===========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DAVIS NY VENTURE FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-four series, the USAZ AIM Basic Value Fund, the USAZ AIM Blue Chip Fund, the USAZ AIM Dent Demographic Trends Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Growth and Income Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ PIMCO NFJ Small Cap Value Fund, the USAZ PIMCO PEA Renaissance Fund, the USAZ PIMCO PEA Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Davis NY Venture Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. Each Fund offers Class 1 and Class 2 shares. However, only Class 2 shares were available in 2004. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Davis NY Venture Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as report by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the NY Stock Exchange (4 PM Eastern
  Time). Effective November 15, 2004, the Fund began utilizing a Fair Value Pricing Service to determine the fair value of securities when significant events occur.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold and on foreign currency

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DAVIS NY VENTURE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  FOREIGN CURRENCY TRANSLATION

  The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the U.S., equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DAVIS NY VENTURE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2004, the Fund had loans outstanding of:

                                                                                     AVERAGE VALUE ON LOAN
                                                       VALUE OF    VALUE OF LOANED    FOR THE YEAR ENDED
                                                      COLLATERAL     SECURITIES        DECEMBER 31, 2004
                                                      ----------   ---------------   ---------------------
   USAZ Davis NY Venture Fund.......................  $4,792,711     $4,661,275           $3,748,067

  The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio at December 31, 2004. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained a money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, Davis Selected Advisers L.P. ("DSA") and the Trust, DSA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. Alliance Capital Management L.P. provided investment advisory services as the Subadviser for the Fund prior to March 8, 2004. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2005.

  For the year ended December 31, 2004, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ Davis NY Venture Fund..................................     0.75%         1.20%*

   * The annual expense limit was increased from 1.10% to 1.20% on May 1, 2004.

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2004, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES      EXPIRES
                                                                 12/31/2005   12/31/2006   12/31/2007
                                                                 ----------   ----------   ----------
   USAZ Davis NY Venture Fund..................................   $119,829     $84,559      $12,211

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. Such officers are paid no fees directly by the Fund for serving as officers of the Fund. The Administrator is entitled to a complex level fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion plus an annual base fee of $1.25 million for the Trust, or $50,000 for each Fund if the Trust has more than 25 funds and is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  Certain Officers and Trustees of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles, except the Chief Compliance Officer. For their service to the Trust, four out of the six non-interested trustees were paid $31,000 and the other two non-interested trustees

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DAVIS NY VENTURE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  were paid $32,000 by the Funds during the year ended December 31, 2004 for meeting and retainer fees. Included in other expenses in the Statement of Operations is $6,380 paid by the Fund for meeting and retainer fees.

4. SECURITY PURCHASES AND SALES

  For the year ended December 31, 2004, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES        SALES
                                                                 ------------   -----------
   USAZ Davis NY Venture Fund..................................  $125,961,568   $45,636,810

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to it shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2004 and December 31, 2003 was $286,506 and $196,282,
  respectively, related to ordinary income.**

  As of December 31, 2004, the components of accumulated earnings on a tax basis was as follows:

                              UNDISTRIBUTED   UNDISTRIBUTED                                      TOTAL
                                ORDINARY        LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                 INCOME       CAPITAL GAINS    EARNINGS     APPRECIATION***    EARNINGS
                              -------------   -------------   -----------   ---------------   -----------
   USAZ Davis NY Venture
     Fund...................   $2,046,746      $3,098,514     $5,145,260      $11,647,927     $16,793,187

  ** Total distributions paid differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

  *** The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

6. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  For corporate shareholders, 57.42% of the total ordinary income distributions paid during the fiscal year ended December 31, 2004 qualify for the corporate dividends received deduction.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.USAllianz.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for fiscal quarters ending March 31 and September 30 will be available no later than 60 days after the period end, without charge, on the Securities and Exchange Commissions' website at http://www.sec.gov.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DAVIS NY VENTURE FUND
FINANCIAL HIGHLIGHTS

                                                      YEAR ENDED DECEMBER 31,      NOVEMBER 5, 2001 TO
                                                    ----------------------------      DECEMBER 31,
                                                      2004      2003      2002           2001(A)
                                                    --------   -------   -------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $  10.10   $  7.86   $ 10.45         $10.00
                                                    --------   -------   -------         ------
INVESTMENT ACTIVITIES:
  Net Investment Income...........................      0.06      0.06      0.07           0.02
  Net Realized and Unrealized Gains/(Losses) on
    Investments and Foreign Currency..............      1.00      2.24     (2.58)          0.45
                                                    --------   -------   -------         ------
  Total from Investment Activities................      1.06      2.30     (2.51)          0.47
                                                    --------   -------   -------         ------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...........................     (0.03)    (0.06)    (0.07)         (0.02)
  Net Realized Gains..............................        --        --     (0.01)            --
                                                    --------   -------   -------         ------
  Total Dividends.................................     (0.03)    (0.06)    (0.08)         (0.02)
                                                    --------   -------   -------         ------
NET ASSET VALUE, END OF PERIOD....................  $  11.13   $ 10.10   $  7.86         $10.45
                                                    ========   =======   =======         ======
TOTAL RETURN*(b)..................................     10.56%    29.43%   (24.18)%         4.67%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................  $152,470   $48,998   $15,988         $8,602
Net Investment Income Net of Waivers/
  Reimbursements(c)...............................      0.65%     0.80%     0.83%          1.06%
Expenses Before Waivers/Reimbursements**(c).......      1.20%     1.39%     2.18%          3.28%
Expenses Net of Waivers/Reimbursements(c).........      1.18%     1.10%     1.10%          1.09%
Portfolio Turnover Rate(b)........................     57.45%    21.56%    58.40%          8.63%

------------

* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
** During the period, certain fees were contractually reduced through April 30, 2005. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.

See accompanying notes to the financial statements.
 14

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Davis NY Venture Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each year in the two-year period then ended and the financial highlights for each period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended and the financial highlights for each period in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 15, 2005

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Harrison Conrad, Age 70     Trustee           Since 10/99     Retired; Board Member of           24              None
   79 Dorchester Rd.                                             Capital Re Corporation from
   Darien, CT 06820                                              1995 to December 1999;
                                                                 Retired from J.P. Morgan
                                                                 after 34 years.
   Roger Gelfenbien, Age 61    Trustee           Since 10/99     Retired; Partner of                24        Webster Financial
   37 Stonegate Dr.                                              Accenture from 1983 to                         Phoenix Edge
   Wethersfield, CT 06109                                        August 1999.                                 Funds (32 Funds)
   Dickson W. Lewis, Age 54    Trustee            Since 2/04     Vice President of Jostens,         24              None
   2355 Abingdon Way                                             Inc., a manufacturer of
   Long Lake, MN 55356                                           school products, 2001 to
                                                                 present; Senior Vice
                                                                 President of Fortis Group, a
                                                                 Life Insurance and
                                                                 Securities company, 1997 to
                                                                 2001
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001
   Claire R. Leonardi, Age 48  Trustee            Since 2/04     General Partner of Fairview        24              None
   289 Woodchuck Lane                                            Capital, L.P., a venture
   Harwinton, CT 06791                                           capital fund-of-funds, 9/94
                                                                 to present
   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment          24        Connecticut Water
   60                                                            Officer, Hartford Foundation                   Service, Inc.
   44 Foxboro Rd.                                                for Public Giving from
   Essex, CT 06426                                               September 2000 to January
                                                                 2003; Chairman, Chief
                                                                 Executive and President of
                                                                 Conning Corp. from September
                                                                 1999 to March 2000;
                                                                 Investment Consultant from
                                                                 1997 to September 1999
   Peter W. McClean, Age 60    Trustee            Since 2/04     President and CEO of               24              None
   18 Covewood Drive                                             Measurisk, a market risk
   Rowayton, CT 06853                                            information company, 2001 to
                                                                 present; Chief Risk
                                                                 Management Officer at Bank
                                                                 of Bermuda, Ltd., 4/96 to
                                                                 8/01

INTERESTED TRUSTEES**

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Chris Pinkerton, Age 46     Chairman of       Since 09/01     President, USAllianz               24            Franklin
   5701 Golden Hills Drive     the Board and                     Investor Services and Senior                     Templeton
   Minneapolis, MN 55416       President                         Vice President, Allianz Life                     Variable
                                                                 Insurance Co. of North                           Insurance
                                                                 America from April 1999 to                    Products Trust
                                                                 present; Vice President of                      (22 Funds)
                                                                 marketing, sales operations
                                                                 and director of marketing at
                                                                 Nationwide Financial
                                                                 Services from May 1977 to
                                                                 April 1999
   Jeffrey Kletti, Age 38      Trustee and        Since 2/04     Vice President Advisory            24              None
   5701 Golden Hills Drive     Vice President                    Management, USAllianz
   Minneapolis, MN 55416                                         Advisers 2000 to present;
                                                                 formerly, 2nd Vice President
                                                                 of Mutual Fund Marketing,
                                                                 Fortis Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
   NAME, ADDRESS, AND AGE         VIP TRUST             PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 59      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Curtis Barnes, Age 50       Assistant          Vice President of Legal Services of BISYS Fund Services from
   BISYS Fund Services, Inc.   Secretary          May 1995 to present.
   3435 Stelzer Road
   Columbus, OH 43219
   Troy Sheets, Age 33         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1996-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 36    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

  *  Member of the Audit Committee.

  ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (977) 833-7113.

                                USAZ(R) DREYFUS
                           FOUNDERS GROWTH AND INCOME
                                  ANNUAL REPORT
                                DECEMBER 31, 2004

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                             Schedule of Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 7

                             Statement of Operations
                                     Page 8

                       Statements of Changes in Net Assets
                                     Page 9

                        Notes to the Financial Statements
                                     Page 10

                              Financial Highlights
                                     Page 14

             Report of Independent Registered Public Accounting Firm
                                     Page 15

                     Information about Trustees and Officers
                                     Page 16

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) DREYFUS FOUNDERS GROWTH AND INCOME FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ Dreyfus Founders Growth and Income Fund and Founders Asset Management LLC serves as Subadviser to the Fund.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?

The Fund gained 7.72%, outperforming the 6.30% return of its benchmark, the Russell 1000(R) Growth Index(1). Strong stock selection in the consumer discretionary, information technology and industrials sectors had the largest positive contribution to the Fund's relative return.

The Fund's Subadviser assumed management of the Fund on March 8, 2004. The Subadviser uses a "bottom-up", fundamentals-based investment process to identify stocks of firms that exhibit strong earnings growth and have the potential to take advantage of an improving economy.

During 2004, the technology sector overall performed poorly. Fund holdings in this sector produce solid gains, however, boosting the Fund's return relative to its benchmark. Stock selection in the consumer discretionary and industrials sectors also contributed positively to the Fund's relative return.*

The Fund held relative underweight positions in the energy and basic materials sectors. The energy sector performed well during the period, so the Fund's relatively small stake weighed on relative performance. Poor stock selection in the basic materials sector also hampered relative returns. In addition, a relative underweight position coupled with weak stock selection in the financial services sector dragged on the Fund's annual return.*

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2004.

(1) The Russell 1000(R) Growth Index measures performance of individual securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ(R) DREYFUS FOUNDERS GROWTH AND INCOME FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval. In pursuit of its objective, the Fund normally invests at least 80% of its total assets in common stocks of large, well-established and mature companies of financial strength.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

GROWTH OF A $10,000 INVESTMENT

11/05/2001       10000      10000
     12/01       10550      10940
                 10005      10657
                  8393       8667
                  7151       7363
     12/02        7311       7890
                  7211       7805
                  8082       8922
                  8362       9271
     12/03        9084      10237
                  9054      10317
                  9184      10517
                  8833       9967
     12/04        9785      10881

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

                                                            SINCE
                                                    1     INCEPTION
                                                  YEAR    (11/5/01)
USAZ(R) Dreyfus Founders Growth and Income Fund   7.72%     -0.69%
Russell 1000(R)Growth Index                       6.30%      1.86%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell 1000(R) Growth Index, an unmanaged index that measures performance of individual securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION

  As a shareholder of the USAZ Dreyfus Founders Growth and Income Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Dreyfus Founders Growth and Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/04         12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                          -------------   -------------   -----------------   -----------------
   USAZ Dreyfus Founders Growth and
     Income Fund........................    $1,000.00       $1,065.40           $6.23               1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Dreyfus Founders Growth and Income Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/04         12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                          -------------   -------------   -----------------   -----------------
   USAZ Dreyfus Founders Growth and
     Income Fund........................    $1,000.00       $1,019.10           $6.09               1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

  The USAZ Dreyfus Founders Growth and Income Fund invested, as a percentage of net assets, in the following types of securities, as of December 31, 2004.

   USAZ DREYFUS FOUNDERS GROWTH AND            PERCENT OF
   INCOME FUND                                 NET ASSETS
   --------------------------------            ----------
   Common Stock(1)...........................     90.6%
   Investment Companies......................      5.2
   Deposit Account...........................      4.7
   Short-Term Investments*...................     13.3
                                                 -----
                                                 113.8%**
                                                 =====

   (1) Industry:

     Banking & Financial Services..............    7.7%
     Computers.................................   17.7
     Consulting Services.......................    2.1
     Electronics...............................    4.0
     Health Care...............................    3.1
     Household.................................    4.9
     Insurance.................................    3.9
     Manufacturing.............................    2.3
     Media.....................................    8.4
     Oil & Gas.................................    2.3
     Pharmaceuticals...........................    6.2
     Retail....................................    9.5
     Technology................................    1.0
     Telecommunications........................    4.1
     Transportation............................    5.3
     Travel & Entertainment....................    6.5
     Utilities.................................    1.6
                                                 -----
                                                  90.6%
                                                 =====

  * Short-term investments represents the invested cash collateral received in connection with securities lending.

  ** Categories are shown as a percentage of net assets, not total investments, as such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS FOUNDERS GROWTH AND INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS (90.6%):
Banking & Financial Services (7.7%):
     5,389   Bank of New York Company,
               Inc. .....................  $    180,100
    16,479   Citigroup, Inc. ............       793,958
     8,956   Federal Home Loan Mortgage
               Corp. ....................       660,057
    11,749   Goldman Sachs Group,
               Inc. .....................     1,222,367
     9,186   J.P. Morgan Chase & Co. ....       358,346
    19,886   MBNA Corp. .................       560,586
    14,817   Morgan Stanley..............       822,640
    12,503   Northern Trust Corp. .......       607,396
    11,420   Wells Fargo & Co. ..........       709,753
                                           ------------
                                              5,915,203
                                           ------------
Computers (17.7%):
     6,373   Adobe Systems, Inc. ........       399,842
    22,776   Apple Computer, Inc.*.......     1,466,774
    28,210   Automatic Data Processing,
               Inc. .....................     1,251,114
    11,457   Broadcom Corp., Class A*....       369,832
    12,220   Dell, Inc.*.................       514,951
     6,465   Electronic Arts, Inc.*......       398,761
    75,340   EMC Corp.*..................     1,120,306
    75,943   Intel Corp. ................     1,776,306
    13,641   International Business
               Machines Corp. ...........     1,344,730
    92,534   Microsoft Corp. ............     2,471,582
    35,151   SAP AG, ADR(+)..............     1,554,026
    31,928   Veritas Software Corp.*.....       911,544
                                           ------------
                                             13,579,768
                                           ------------
Consulting Services (2.1%):
    14,000   Accenture, Ltd., Class A*...       378,000
     9,356   Manpower, Inc. .............       451,895
    16,867   Mercury Interactive
               Corp.*....................       768,292
                                           ------------
                                              1,598,187
                                           ------------
Electronics (4.0%):
     1,248   Freescale Semiconductor,
               Inc., Class B*............        22,913
     8,117   KLA-Tencor Corp.*(+)........       378,090
    29,038   Linear Technology Corp. ....     1,125,513
    25,815   Maxim Integrated Products,
               Inc. .....................     1,094,298
    16,771   Texas Instruments, Inc. ....       412,902
                                           ------------
                                              3,033,716
                                           ------------
Health Care (3.1%):
     9,230   Amgen, Inc.*................       592,105
    14,387   Boston Scientific Corp.*....       511,458
    20,193   Johnson & Johnson...........     1,280,639
                                           ------------
                                              2,384,202
                                           ------------
Household (4.9%):
    13,006   Clorox Co. .................       766,444
     7,411   Colgate-Palmolive Co. ......       379,147
    24,162   Estee Lauder Companies,
               Inc., Class A.............     1,105,895
    33,091   Gillette Co. ...............     1,481,814
                                           ------------
                                              3,733,300
                                           ------------

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Insurance (3.9%):
    11,538   Allstate Corp. .............  $    596,745
    18,977   American International
               Group, Inc. ..............     1,246,219
    18,462   PMI Group, Inc. ............       770,789
    22,372   UnumProvident Corp.(+)......       401,354
                                           ------------
                                              3,015,107
                                           ------------
Manufacturing (2.3%):
    21,288   Applied Materials, Inc.*....       364,025
    26,026   General Electric Co. .......       949,948
     4,817   Illinois Tool Works,
               Inc. .....................       446,440
                                           ------------
                                              1,760,413
                                           ------------
Media (8.4%):
    41,836   Comcast Corp., Special Class
               A*........................     1,373,894
    10,655   Gannett Company, Inc. ......       870,514
    22,039   Monster Worldwide,
               Inc.*(+)..................       741,392
    37,005   The Walt Disney Co. ........     1,028,739
    66,585   Time Warner, Inc.*..........     1,294,412
    31,190   Viacom, Inc., Class B.......     1,135,004
                                           ------------
                                              6,443,955
                                           ------------
Oil & Gas (2.3%):
    11,171   Diamond Offshore Drilling,
               Inc.(+)...................       447,399
    26,038   Exxon Mobil Corp. ..........     1,334,707
                                           ------------
                                              1,782,106
                                           ------------
Pharmaceuticals (6.2%):
    27,736   Abbott Laboratories.........     1,293,884
     3,063   Biogen Idec, Inc.*..........       204,026
     8,046   Genzyme Corp.*..............       467,231
    13,448   Gilead Sciences, Inc.*......       470,546
    17,368   Pfizer, Inc. ...............       467,026
    25,200   Teva Pharmaceutical
               Industries, Ltd.,
               ADR(+)....................       752,472
    24,698   Wyeth.......................     1,051,888
                                           ------------
                                              4,707,073
                                           ------------
Retail (9.5%):
     6,117   Best Buy Company, Inc. .....       363,472
    16,778   Coca-Cola Co. ..............       698,468
    17,927   Dollar General Corp. .......       372,344
    31,701   Kohl's Corp.*...............     1,558,738
     7,832   Target Corp. ...............       406,716
    25,231   The Cheesecake Factory,
               Inc.*(+)..................       819,251
     4,686   Tiffany & Co. ..............       149,811
    10,918   Tyco International, Ltd. ...       390,209
    11,861   W.W. Grainger, Inc. ........       790,180
    32,308   Wal-Mart Stores, Inc. ......     1,706,509
                                           ------------
                                              7,255,698
                                           ------------
Technology (1.0%):
     8,055   Checkfree Corp.*(+).........       306,734
     5,590   Xilinx, Inc. ...............       165,744
     5,663   Zebra Technologies Corp.,
               Class A*..................       318,714
                                           ------------
                                                791,192
                                           ------------

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS FOUNDERS GROWTH AND INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Telecommunications (4.1%):
     9,400   Amdocs, Ltd.*...............  $    246,750
    27,104   Avaya, Inc.*(+).............       466,189
    81,493   Cisco Systems, Inc.*........     1,572,815
    12,095   Motorola, Inc. .............       208,034
    18,886   Scientific-Atlanta, Inc. ...       623,427
                                           ------------
                                              3,117,215
                                           ------------
Transportation (5.3%):
    17,279   AMR Corp.*..................       189,205
    14,288   Burlington Northern Santa Fe
               Corp. ....................       675,965
    10,782   Canadian National Railway
               Co.(+)....................       660,398
     7,558   FedEx Corp. ................       744,387
    24,627   JetBlue Airways Corp.*(+)...       571,839
    27,605   Southwest Airlines Co. .....       449,409
    11,386   Union Pacific Corp. ........       765,709
                                           ------------
                                              4,056,912
                                           ------------
Travel & Entertainment (6.5%):
    28,007   Carnival Corp. .............     1,614,043
    32,613   Royal Caribbean Cruises,
               Ltd.(+)...................     1,775,452
    20,763   Starwood Hotels & Resorts
               Worldwide, Inc. ..........     1,212,559
     5,481   Wynn Resorts, Ltd.*(+)......       366,789
                                           ------------
                                              4,968,843
                                           ------------
Utilities (1.6%):
     9,341   Emerson Electric Co. .......       654,805
    13,941   Qualcomm, Inc. .............       591,098
                                           ------------
                                              1,245,903
                                           ------------
  Total Common Stocks
    (Cost $62,474,627)                       69,388,793
                                           ------------

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
INVESTMENT COMPANIES (5.2%):
     9,422   Nasdaq 100 Share Index(+)...  $    376,032
    29,623   Standard & Poor's Depositary
               Receipt Trust Series
               1*(+).....................     3,581,421
                                           ------------
  Total Investment Companies
    (Cost $3,698,607)                         3,957,453
                                           ------------
DEPOSIT ACCOUNT (4.7%):
 3,558,707   NTRS London Deposit
               Account...................     3,558,707
                                           ------------
  Total Deposit Account
    (Cost $3,558,707)                         3,558,707
                                           ------------
COLLATERAL FOR SECURITIES ON LOAN (13.3%):
10,166,696   Northern Trust Institutional
               Liquid Asset Portfolio....    10,166,696
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $10,166,696)                       10,166,696
                                           ------------
  Total Investments
    (Cost $79,898,637)(a)--113.8%            87,071,649
  Net Other Assets/(Liabilities)--(13.8)%   (10,562,698)
                                           ------------
  Net Assets--100.0%                       $ 76,508,951
                                           ============

------------

*  Non-income producing security.

(+)  All or a portion of security is loaned as of December 31, 2004.

ADR--American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $777,204. Cost for federal income tax purposes differs from fair value by net unrealized appreciation on securities as follows:

    Unrealized appreciation...................  $7,029,543
    Unrealized depreciation...................    (633,735)
                                                ----------
    Net unrealized appreciation...............  $6,395,808
                                                ==========

continued
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                                    USAZ
                                                              DREYFUS FOUNDERS
                                                              GROWTH AND INCOME
                                                                    FUND
                                                              -----------------
ASSETS
Investments, at cost........................................     $79,898,637
                                                                 ===========
Investments, at value*......................................     $87,071,649
Dividends receivable........................................          81,865
Prepaid expenses............................................           1,981
                                                                 -----------
  Total Assets..............................................      87,155,495
                                                                 -----------
LIABILITIES
Payable for investments purchased...........................         412,734
Payable for cash collateral received on loaned securities...      10,166,696
Manager fees payable........................................          44,717
Distribution fees payable...................................          15,725
Other accrued liabilities...................................           6,672
                                                                 -----------
  Total Liabilities.........................................      10,646,544
                                                                 -----------
NET ASSETS..................................................     $76,508,951
                                                                 ===========
NET ASSETS CONSIST OF:
  Capital...................................................     $66,959,156
  Undistributed net investment income.......................         226,720
  Accumulated net realized gains on investments.............       2,150,063
  Net unrealized appreciation on investments................       7,173,012
                                                                 -----------
NET ASSETS..................................................     $76,508,951
                                                                 ===========
Shares of beneficial interest (unlimited shares
  authorized)...............................................       7,834,667
Net Asset Value (offering and redemption price per share)...     $      9.77
                                                                 ===========

------------

*    Includes securities on loan of $9,812,816.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                    USAZ
                                                              DREYFUS FOUNDERS
                                                              GROWTH AND INCOME
                                                                    FUND
                                                              -----------------
INVESTMENT INCOME:
Dividends...................................................     $  955,113
Income from securities lending..............................          4,122
                                                                 ----------
     Total Investment Income................................        959,235
                                                                 ----------
EXPENSES:
Manager fees................................................        507,181
Administration fees.........................................         61,173
Distribution fees...........................................        156,560
Fund accounting fees........................................          1,284
Custodian fees..............................................         15,208
Legal fees..................................................         11,504
Other expenses..............................................         37,442
                                                                 ----------
     Total expenses before waivers..........................        790,352
     Less expenses waived by the Manager....................        (57,837)
                                                                 ----------
     Net Expenses...........................................        732,515
                                                                 ----------
NET INVESTMENT INCOME.......................................        226,720
                                                                 ----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments...........................      4,494,511
Net realized gain from payment by affiliate for the disposal
  of investment in violation of restrictions*...............         57,379
Change in unrealized appreciation/depreciation on
  investments...............................................        295,506
                                                                 ----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS............      4,847,396
                                                                 ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............     $5,074,116
                                                                 ==========

------------

*    See Note 2, in Notes to the Financial Statements.

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 USAZ DREYFUS FOUNDERS
                                                                GROWTH AND INCOME FUND
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2004           2003
                                                              ------------   ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................  $   226,720    $   (55,058)
  Net realized gains/(losses) on investments................    4,494,511       (865,821)
  Net realized gain from payment by affiliate for the
     disposal of investments in violation of restrictions...       57,379             --
  Change in unrealized appreciation/depreciation on
     investments............................................      295,506      8,717,240
                                                              -----------    -----------
  Change in net assets from operations......................    5,074,116      7,796,361
                                                              -----------    -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................   27,063,206     32,194,034
  Cost of shares redeemed...................................   (7,827,958)    (6,981,494)
                                                              -----------    -----------
  Change in net assets from capital transactions............   19,235,248     25,212,540
                                                              -----------    -----------
  Change in net assets......................................   24,309,364     33,008,901
NET ASSETS:
  Beginning of year.........................................   52,199,587     19,190,686
                                                              -----------    -----------
  End of year...............................................  $76,508,951    $52,199,587
                                                              ===========    ===========
UNDISTRIBUTED NET INVESTMENT INCOME.........................      226,720             --
                                                              ===========    ===========
SHARE TRANSACTIONS:
  Shares issued.............................................    2,968,193      3,989,934
  Shares redeemed...........................................     (885,868)      (868,191)
                                                              -----------    -----------
  Change in shares..........................................    2,082,325      3,121,743
                                                              ===========    ===========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS FOUNDERS GROWTH AND INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-four series, the USAZ AIM Basic Value Fund, the USAZ AIM Blue Chip Fund, the USAZ AIM Dent Demographic Trends Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Growth and Income Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ PIMCO NFJ Small Cap Value Fund, the USAZ PIMCO PEA Renaissance Fund, the USAZ PIMCO PEA Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Dreyfus Founders Growth and Income Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. However, only Class 2 shares were available in 2004. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Dreyfus Founders Growth and Income Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as report by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS FOUNDERS GROWTH AND INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  PAYMENT TO THE FUND BY AN AFFILIATE

  On March 10, 2004, the Fund purchased a security in violation of its investment guidelines. On March 11, 2004, the Fund sold these shares to bring it back in compliance, and Founders Asset Management LLC reimbursed the Fund $57,379 related to the loss incurred on this transaction. The reimbursement increased the total return for the year by 0.08%.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the U.S., equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2004, the Fund had loans outstanding of:

                                                                                           AVERAGE VALUE
                                                                            VALUE OF        ON LOAN FOR
                                                              VALUE OF       LOANED       THE YEAR ENDED
                                                             COLLATERAL    SECURITIES   DECEMBER 31, 2004*
                                                             -----------   ----------   -------------------
   USAZ Dreyfus Founders Growth and Income Fund............  $10,580,640   $9,812,816       $5,667,150

  The Fund received cash and non-cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio and the non-cash collateral represented short term instruments from Banco Santander Central Hispano SA at December 31, 2004. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

  *  The average disclosed is for the time period securities were lent.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS FOUNDERS GROWTH AND INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained a money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, Founders Asset Management, LLC ("FAM") and the Trust, FAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. Alliance Capital Management L.P. provided investment advisory services as the Subadviser for the Fund prior to March 8, 2004. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2005.

  For the year ended December 31, 2004, the Manager fees of the Fund were based on a tiered structure for various net assets levels as follows: the first $10 million at 1.0%, the next $10 million at 0.875%, and over $20 million at 0.75%. The annual expense limit of the Fund was 1.20%*.

  * The annual expense limit was increased from 1.10% to 1.20% on May 1, 2004.

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2004, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES      EXPIRES
                                                                 12/31/2005   12/31/2006   12/31/2007
                                                                 ----------   ----------   ----------
   USAZ Dreyfus Founders Growth and Income Fund................   $115,285     $100,622     $57,837

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. Such officers are paid no fees directly by the Fund for serving as officers of the Fund. The Administrator is entitled to a complex level fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion plus an annual base fee of $1.25 million for the Trust, or $50,000 for each Fund if the Trust has more than 25 funds and is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  Certain Officers and Trustees of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles, except the Chief Compliance Officer. For their service to the Trust, four out of the six non-interested trustees were paid $31,000 and the other two non-interested trustees were paid $32,000 by the Funds during the year ended December 31, 2004 for meeting and retainer fees. Included in other expenses in the Statement of Operations is $5,399 paid by the Fund for meeting and retainer fees.

4. SECURITY PURCHASES AND SALES

  For the year ended December 31, 2004, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES        SALES
                                                                 ------------   ------------
   USAZ Dreyfus Founders Growth and Income Fund................  $117,508,001   $101,088,217

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS FOUNDERS GROWTH AND INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to it shareholders. Therefore, no provision is made for federal income taxes.

  As of December 31, 2004, the components of accumulated earnings on a tax basis was as follows:

                                  UNDISTRIBUTED   UNDISTRIBUTED                                      TOTAL
                                    ORDINARY        LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                     INCOME       CAPITAL GAINS    EARNINGS     APPRECIATION***    EARNINGS
                                  -------------   -------------   -----------   ---------------   -----------
   USAZ Dreyfus Founders Growth
     and Income Fund............    $226,720       $2,927,267     $3,153,987      $6,395,808      $9,549,795

  *** The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.USAllianz.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for fiscal quarters ending March 31 and September 30 will be available no later than 60 days after the period end, without charge, on the Securities and Exchange Commissions' website at http://www.sec.gov.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS FOUNDERS GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS

                                                                                  NOVEMBER 5,
                                                      YEAR ENDED DECEMBER 31,       2001 TO
                                                    ---------------------------   DECEMBER 31,
                                                     2004      2003      2002       2001(A)
                                                     ----      ----      ----     ------------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $  9.07   $  7.30   $ 10.55      $10.00
                                                    -------   -------   -------      ------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)....................     0.03     (0.01)    (0.01)         --*
  Net Realized and Unrealized Gains/(Losses) on
     Investments..................................     0.66      1.78     (3.23)       0.55
  Net realized gain from payment by affiliate for
     the disposal of investments in violation of
     restrictions.................................     0.01        --        --          --
                                                    -------   -------   -------      ------
  Total from Investment Activities................     0.70      1.77     (3.24)       0.55
                                                    -------   -------   -------      ------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Realized Gains..............................       --        --     (0.01)         --
                                                    -------   -------   -------      ------
  Total Dividends.................................       --        --     (0.01)         --
                                                    -------   -------   -------      ------
NET ASSET VALUE, END OF PERIOD....................  $  9.77   $  9.07   $  7.30      $10.55
                                                    =======   =======   =======      ======
TOTAL RETURN**(b).................................     7.72%    24.25%   (30.70)%      5.50%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................  $76,509   $52,200   $19,191      $7,977
Net Investment Income/(Loss) Net of
  Waivers/Reimbursements(c).......................     0.36%    (0.16)%   (0.30)%     (0.12)%
Expenses Before Waivers/Reimbursements***(c)......     1.26%     1.39%     2.15%       3.36%
Expenses Net of Waivers/Reimbursements(c).........     1.17%     1.10%     1.10%       1.09%
Portfolio Turnover Rate(b)........................   171.66%(d)   44.54%   34.77%      4.88%

------------

*     Amount less than $.005.
** The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
*** During the period, certain fees were contractually reduced through April 30, 2005. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)   Period from commencement of operations.
(b)   Not annualized for periods less than one year.
(c)   Annualized for periods less than one year.
(d)   On March 8, 2004, the USAZ AllianceBernstein Large Cap
      Growth Fund became the USAZ Dreyfus Founders Growth and
      Income Fund.

See accompanying notes to the financial statements.
 14

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Dreyfus Founders Growth and Income Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each year in the two-year period then ended and the financial highlights for each period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended and the financial highlights for each period in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 15, 2005

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Harrison Conrad, Age 70     Trustee           Since 10/99     Retired; Board Member of           24              None
   79 Dorchester Rd.                                             Capital Re Corporation from
   Darien, CT 06820                                              1995 to December 1999;
                                                                 Retired from J.P. Morgan
                                                                 after 34 years.
   Roger Gelfenbien, Age 61    Trustee           Since 10/99     Retired; Partner of                24        Webster Financial
   37 Stonegate Dr.                                              Accenture from 1983 to                         Phoenix Edge
   Wethersfield, CT 06109                                        August 1999.                                 Funds (32 Funds)
   Dickson W. Lewis, Age 54    Trustee            Since 2/04     Vice President of Jostens,         24              None
   2355 Abingdon Way                                             Inc., a manufacturer of
   Long Lake, MN 55356                                           school products, 2001 to
                                                                 present; Senior Vice
                                                                 President of Fortis Group, a
                                                                 Life Insurance and
                                                                 Securities company, 1997 to
                                                                 2001
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001
   Claire R. Leonardi, Age 48  Trustee            Since 2/04     General Partner of Fairview        24              None
   289 Woodchuck Lane                                            Capital, L.P., a venture
   Harwinton, CT 06791                                           capital fund-of-funds, 9/94
                                                                 to present
   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment          24        Connecticut Water
   60                                                            Officer, Hartford Foundation                   Service, Inc.
   44 Foxboro Rd.                                                for Public Giving from
   Essex, CT 06426                                               September 2000 to January
                                                                 2003; Chairman, Chief
                                                                 Executive and President of
                                                                 Conning Corp. from September
                                                                 1999 to March 2000;
                                                                 Investment Consultant from
                                                                 1997 to September 1999
   Peter W. McClean, Age 60    Trustee            Since 2/04     President and CEO of               24              None
   18 Covewood Drive                                             Measurisk, a market risk
   Rowayton, CT 06853                                            information company, 2001 to
                                                                 present; Chief Risk
                                                                 Management Officer at Bank
                                                                 of Bermuda, Ltd., 4/96 to
                                                                 8/01

INTERESTED TRUSTEES**

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Chris Pinkerton, Age 46     Chairman of       Since 09/01     President, USAllianz               24            Franklin
   5701 Golden Hills Drive     the Board and                     Investor Services and Senior                     Templeton
   Minneapolis, MN 55416       President                         Vice President, Allianz Life                     Variable
                                                                 Insurance Co. of North                           Insurance
                                                                 America from April 1999 to                    Products Trust
                                                                 present; Vice President of                      (22 Funds)
                                                                 marketing, sales operations
                                                                 and director of marketing at
                                                                 Nationwide Financial
                                                                 Services from May 1977 to
                                                                 April 1999
   Jeffrey Kletti, Age 38      Trustee and        Since 2/04     Vice President Advisory            24              None
   5701 Golden Hills Drive     Vice President                    Management, USAllianz
   Minneapolis, MN 55416                                         Advisers 2000 to present;
                                                                 formerly, 2nd Vice President
                                                                 of Mutual Fund Marketing,
                                                                 Fortis Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
   NAME, ADDRESS, AND AGE         VIP TRUST             PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 59      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Curtis Barnes, Age 50       Assistant          Vice President of Legal Services of BISYS Fund Services from
   BISYS Fund Services, Inc.   Secretary          May 1995 to present.
   3435 Stelzer Road
   Columbus, OH 43219
   Troy Sheets, Age 33         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1996-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 36    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

  *  Member of the Audit Committee.

  ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (977) 833-7113.

                                 USAZ(R) DREYFUS
                          PREMIER SMALL CAP VALUE FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2004

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS
                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                             Schedule of Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 9

                             Statement of Operations
                                     Page 10

                       Statement of Changes in Net Assets
                                     Page 11

                        Notes to the Financial Statements
                                     Page 12

                              Financial Highlights
                                     Page 15

             Report of Independent Registered Public Accounting Firm
                                     Page 16

                     Information about Trustees and Officers
                                     Page 17

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) DREYFUS PREMIER SMALL CAP VALUE FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ Dreyfus Small Cap Value Fund and Dreyfus Corporation serves as Subadviser to the Fund.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE FROM ITS INCEPTION ON MAY 3, 2004 THROUGH THE PERIOD ENDED DECEMBER 31, 2004?

The Fund gained 21.72%, outperforming the 20.57% return of its benchmark, the Russell 2000(R) Value Index(1). Strong returns among small value stocks helped power the gains of the Fund and its Index.

Small-cap value shares posted a broad-based surge, with stocks in all economic sectors generating solid gains. That rally helped the Fund generate strong returns.

The Fund's Subadviser uses a "bottom-up" selection process to Identify stocks believed to present attractive valuations and compelling business fundamentals. The Fund is managed with a commitment to diversification in order to capture opportunities across economic sectors and Industry groups.

Stock selection was the largest contributor to the Fund's returns during the period. For example, the Fund's financial services position significantly outperformed the financial stocks in the benchmark. The Fund's holdings in the sector were powered by strong returns among regional banks, thrifts and real estate Investment trusts (REITs). Stock selection also boosted relative returns in the manufacturing sector, particularly among makers of trucks and construction and farm equipment. Likewise, the Fund's Investments in utilities, technology and commercial services stocks outperformed the corresponding sectors in the benchmark.*

The Fund's relative returns also benefited from an overweight position in energy stocks, which outperformed the broad market. A modest underweight in steel producers hurt returns against the benchmark, however, as steel stocks appreciated dramatically. The Fund's Pharmaceuticals stocks also dragged slightly on relative returns, as they did not keep pace with the benchmark's returns in the sector.*

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2004.

(1)'The Russell 2000(R) Value Index measures the performance of the certain securities found in the Russell universe with low price-to-book and earnings ratios. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ(R) DREYFUS PREMIER SMALL CAP VALUE FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek investment returns that are consistently superior to the Russell 2000(R) Value Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by normally investing at least 80% of its assets in stocks of small U. S. companies.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]


              USAZ(R) Dreyfus Premier Small Cap Value Fund    Russell 2000(R) Value Index
              --------------------------------------------    ---------------------------
 5/03/2004                          10000                                 10000
 5/31/2004                          10030                               10120.7
 6/30/2004                          10480                               10634.7
 7/31/2004                          10040                               10145.8
 8/31/2004                          10070                               10245.4
09/30/2004                          10600                               10650.6
10/31/2004                          10820                               10816.1
11/30/2004                          11800                               11775.9
12/31/2004                          12172                               12056.9

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AGGREGATE TOTAL RETURN AS OF DECEMBER 31, 2004

                                                  SINCE
                                                INCEPTION
                                                 (5/3/04)
USAZ(R) Dreyfus Premier Small Cap Value Fund      21.72%
Russell 2000(R) Value Index                       20.57%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell 2000(R) Value Index, an unmanaged index that measures the performance of the certain securities found in the Russell universe with low price-to-book and earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION

  As a shareholder of the USAZ Dreyfus Premier Small Cap Value Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Dreyfus Premier Small Cap Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/04         12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                          -------------   -------------   -----------------   -----------------
   USAZ Dreyfus Premier Small Cap Value
     Fund...............................    $1,000.00       $1,161.40           $7.33               1.35%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Dreyfus Premier Small Cap Value Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/04         12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                          -------------   -------------   -----------------   -----------------
   USAZ Dreyfus Premier Small Cap Value
     Fund...............................    $1,000.00       $1,018.35           $6.85               1.35%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

  The USAZ Dreyfus Premier Small Cap Value Fund invested, as a percentage of net assets, in the following types of securities, as of December 31, 2004.

                                               PERCENT OF
   USAZ DREYFUS PREMIER SMALL CAP VALUE FUND   NET ASSETS
   -----------------------------------------   ----------
   Common Stock(1)...........................    100.7%
   Deposit Account...........................      2.8
                                                 -----
                                                 103.5%*
                                                 =====

   (1) Industry:

     Aerospace/Defense.........................    0.9%
     Automotive................................    1.0
     Banking/Financial Services................   16.8
     Beverages.................................    0.4
     Chemicals.................................    3.1
     Computers.................................    2.7
     Construction..............................    4.3
     Electronics...............................    4.4
     Health Care...............................    2.8
     Insurance.................................    5.0
     Manufacturing.............................   12.0
     Media.....................................    0.7
     Metals/Mining.............................    2.3
     Oil/Gas...................................    8.1
     Pharmaceuticals...........................    1.4
     Real Estate...............................    2.5
     Real Estate Investment Trusts.............    3.5
     Retail....................................   10.7
     Services..................................    6.9
     Telecommunications........................    3.9
     Transportation............................    2.6
     Travel/Entertainment......................    0.2
     Utilities.................................    4.5
                                                 -----
                                                 100.7%
                                                 =====

  * Categories are shown as a percentage of net assets, not total investments, as such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS PREMIER SMALL CAP VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004

                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS (100.7%):
Aerospace/Defense (0.9%):
    3,000   Moog, Inc., Class A*..........  $   136,050
   11,600   Orbital Sciences Corp.*.......      137,228
                                            -----------
                                                273,278
                                            -----------
Automotive (1.0%):
    2,200   Cummins, Inc. ................      184,338
    1,800   Group 1 Automotive, Inc.*.....       56,700
    2,900   Sonic Automotive, Inc. .......       71,920
      300   Superior Industries
              International, Inc. ........        8,715
                                            -----------
                                                321,673
                                            -----------
Banking & Financial Services (16.8%):
    8,200   AmericanWest
              Bancorporation*.............      166,050
    9,900   Asset Acceptance Capital
              Corp.*......................      210,870
    4,800   ASTA Funding, Inc. ...........      128,832
      800   Capital City Bank Group,
              Inc. .......................       33,440
    5,600   CapitalSource, Inc.*..........      143,752
    5,100   Central Pacific Financial
              Corp. ......................      184,467
    5,500   Columbia Banking System,
              Inc. .......................      137,445
    2,300   Corus Bankshares, Inc. .......      110,423
    1,300   First Citizens BancShares,
              Inc., Class A...............      192,725
   12,800   First Niagara Financial Group,
              Inc. .......................      178,560
    8,600   Flagstar Bancorp, Inc. .......      194,360
   12,000   Franklin Bank Corp.*..........      219,000
    9,100   Fremont General Corp. ........      229,137
    3,700   Glacier Bancorp, Inc. ........      125,948
    6,300   Gold Banc Corporation,
              Inc. .......................       92,106
    5,600   Hanmi Financial Corp. ........      201,264
    5,800   Integra Bank Corp. ...........      134,038
    6,600   Irwin Financial Corp. ........      187,374
    8,500   KNBT Bancorp, Inc. ...........      143,650
      900   Lakeland Financial Corp. .....       35,730
    2,200   MAF Bancorp, Inc. ............       98,604
    6,495   Mainsource Financial Group,
              Inc. .......................      155,101
    2,500   Mercantile Bank Corp. ........       98,750
    3,100   Mid-State Bancshares..........       88,815
    3,200   National Financial Partners
              Corp. ......................      124,160
    9,400   NewAlliance Bancshares,
              Inc. .......................      143,820
    3,200   PrivateBancorp, Inc. .........      103,136
    8,000   Provident Financial Services,
              Inc. .......................      154,960
   18,300   Rewards Network, Inc.*........      128,100
    6,300   South Financial Group,
              Inc. .......................      204,939
    1,000   Southwest Bancorp, Inc. ......       24,480
    3,000   State Financial Services
              Corp., Class A..............       90,300
    3,700   Taylor Capital Group, Inc. ...      123,950
    4,200   TierOne Corp. ................      104,370
    4,700   Umpqua Holdings Corp. ........      118,487
    4,900   Westcorp......................      225,057
    1,700   WSFS Financial Corp. .........      102,544
                                            -----------
                                              5,138,744
                                            -----------

                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Beverages (0.4%):
    4,300   Hain Celestial Group, Inc.*...  $    88,881
    3,700   National Beverage Corp. ......       30,784
                                            -----------
                                                119,665
                                            -----------
Chemicals (3.1%):
   11,600   Calgon Carbon Corp. ..........      105,328
    2,900   Cytec Industries, Inc. .......      149,118
    2,400   FMC Corp.*....................      115,920
    3,000   Nova Chemicals Corp. .........      141,900
    4,000   RPM International, Inc. ......       78,640
    5,000   Schulman, Inc. ...............      107,050
    4,600   Spartech Corp. ...............      124,614
   16,200   Terra Industries, Inc.*.......      143,856
                                            -----------
                                                966,426
                                            -----------
Computers (2.7%):
    6,200   Brocade Communications
              Systems, Inc.*..............       47,368
    3,500   Imation Corp. ................      111,405
    3,600   Interwoven, Inc.*.............       39,168
   14,800   Maxtor Corp.*.................       78,440
    7,700   Palmsource, Inc.*.............       98,098
    8,800   Perot Systems Corp., Class
              A*..........................      141,064
    9,700   RadiSys Corp.*................      189,635
    5,400   TransAct Technologies,
              Inc.*.......................      115,344
                                            -----------
                                                820,522
                                            -----------
Construction (4.3%):
    1,600   Beazer Homes USA, Inc. .......      233,936
    5,000   Building Materials Holding
              Corp. ......................      191,450
    5,600   Dominion Homes, Inc.*.........      141,249
    2,200   Eagle Materials, Inc. ........      189,970
    2,300   Hovnanian Enterprises, Inc.,
              Class A*....................      113,896
    3,500   URS Corp.*....................      112,350
    4,300   USG Corp.*....................      173,161
    6,100   WCI Communities, Inc.*........      179,340
                                            -----------
                                              1,335,352
                                            -----------
Electronics (4.4%):
    3,200   Amphenol Corp., Class A*......      117,568
   26,300   Applied Micro Circuits
              Corp.*......................      110,723
    3,700   Belden CDT, Inc. .............       85,840
    4,300   Electro Scientific Industries,
              Inc.*.......................       84,968
    2,200   Engineered Support Systems,
              Inc. .......................      130,284
    7,100   Exar Corp.*...................      100,749
   18,100   Hypercom Corp.*...............      107,152
    8,000   Integrated Device Technology,
              Inc.*.......................       92,480
    9,100   Multimedia Games, Inc.*.......      143,416
    3,600   PalmOne, Inc.*................      113,580
    4,800   Regal-Beloit Corp. ...........      137,280
    6,600   Technitrol, Inc.*.............      120,120
                                            -----------
                                              1,344,160
                                            -----------

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS PREMIER SMALL CAP VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Health Care (2.8%):
    4,500   Accredo Health, Inc.*.........  $   124,740
    5,900   Kindred Healthcare, Inc.*.....      176,705
    5,300   Medical Action Industries,
              Inc.*.......................      104,410
    3,100   PacifiCare Health Systems,
              Inc.*.......................      175,212
    5,800   Pharmacyclics, Inc.*..........       60,726
    7,000   Radiation Therapy Services,
              Inc.*.......................      119,000
    6,600   Trimeris, Inc.*...............       93,522
                                            -----------
                                                854,315
                                            -----------
Insurance (5.0%):
   20,200   American Equity Investment
              Life Holding Co. ...........      217,554
    3,500   Amerus Group Co. .............      158,550
    5,600   Arch Capital Group, Ltd.*.....      216,720
    5,500   Great American Financial
              Resources, Inc. ............       95,535
    7,100   Odyssey Re Holdings Corp. ....      178,991
    8,600   Ohio Casualty Corp.*..........      199,606
   10,800   Phoenix Companies, Inc. ......      135,000
    3,800   Platinum Underwriter Holdings,
              Ltd. .......................      118,180
    5,300   PMI Group, Inc. ..............      221,275
                                            -----------
                                              1,541,411
                                            -----------
Manufacturing (12.0%):
    5,400   AGCO Corp.*...................      118,206
    8,600   Agrium, Inc. .................      144,910
    2,700   Albemarle Corp. ..............      104,517
   10,700   Anchor Glass Container
              Corp. ......................       71,904
    4,800   Arch Chemicals, Inc. .........      138,144
   15,500   Axcelis Technologies, Inc.*...      126,015
    3,200   Briggs & Stratton Corp. ......      133,056
    2,500   Carlisle Companies, Inc. .....      162,300
    6,300   Checkpoint Systems, Inc.*.....      113,715
    2,400   CLARCOR, Inc. ................      131,448
    8,500   CNH Global N.V. ..............      164,645
   14,000   Crown Holdings, Inc.*.........      192,360
    6,300   Enpro Industries, Inc.*.......      186,291
    4,400   Flowserve Corp.*..............      121,176
    6,900   Grant Prideco, Inc.*..........      138,345
    5,500   Griffon Corp.*................      148,500
    3,400   Hercules, Inc.*...............       50,490
    9,400   Kadant, Inc.*.................      192,700
    5,100   Lance, Inc. ..................       97,053
    5,100   MEMC Electronic Materials,
              Inc.*.......................       67,575
   14,700   PolyOne Corp.*................      133,182
    4,400   Rudolph Technologies, Inc.*...       75,548
    9,100   Russell Corp. ................      177,268
    4,000   Sonoco Products Co. ..........      118,600
    1,900   Terex Corp.*..................       90,535
    5,200   Timken Co. ...................      135,304
    2,000   Toro Co. .....................      162,700

                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Manufacturing, continued
    4,100   Tredegar, Inc. ...............  $    82,861
    6,000   Water Pik Technologies,
              Inc.*.......................      106,380
                                            -----------
                                              3,685,728
                                            -----------
Media (0.7%):
   11,800   Entravision Communications
              Corp., Class A*.............       98,530
    8,800   Readers Digest Association,
              Inc. .......................      122,408
                                            -----------
                                                220,938
                                            -----------
Metals/Mining (2.3%):
    2,700   Arch Coal, Inc. ..............       95,958
    4,200   Century Aluminum Co.*.........      110,292
      800   Cleveland-Cliffs, Inc. .......       83,088
    6,000   Gibraltar Industries, Inc. ...      141,720
    4,100   Mueller Industries, Inc. .....      132,020
    2,900   Oregon Steel Mills, Inc.*.....       58,841
    1,400   Quanex Corp. .................       95,998
                                            -----------
                                                717,917
                                            -----------
Oil/Gas (8.1%):
    5,100   Atmos Energy Corp. ...........      139,485
    4,300   Cimarex Energy Co.*...........      162,970
    3,800   Comstock Resources, Inc.*.....       83,790
    7,600   Edge Petroleum Corp.*.........      110,808
    6,000   Forest Oil Corp.*.............      190,320
    4,500   Houston Exploration Co.*......      253,395
    7,000   Key Energy Services, Inc.*....       82,600
    3,400   Magnum Hunter Resources,
              Inc.*.......................       43,860
    3,400   National Fuel Gas Co. ........       96,356
    1,500   ONEOK, Inc. ..................       42,630
    5,600   Plains Exploration &
              Production Co.*.............      145,600
    2,600   Pogo Producing Co. ...........      126,074
    4,500   Remington Oil & Gas Corp.*....      122,625
    4,200   Rowan Companies, Inc.*........      108,780
    6,300   Superior Energy Services,
              Inc.*.......................       97,083
    5,200   Tesoro Petroleum Corp.*.......      165,672
    4,500   Todco, Class A*...............       82,890
    4,600   Unit Corp.*...................      175,766
    2,900   Universal Compression
              Holdings, Inc.*.............      101,239
    4,900   Whiting Petroleum Corp.*......      148,225
                                            -----------
                                              2,480,168
                                            -----------
Pharmaceuticals (1.4%):
    8,500   Aphton Corp.*.................       26,435
   11,000   Cell Genesys, Inc.*...........       89,100
    9,300   Endo Pharmaceuticals Holdings,
              Inc.*.......................      195,486
    5,100   NBTY, Inc.*...................      122,451
                                            -----------
                                                433,472
                                            -----------

continued
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS PREMIER SMALL CAP VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Real Estate (2.5%):
    4,300   American Home Mortgage
              Investment Corp. ...........  $   147,275
    1,500   Avatar Holdings, Inc.*........       72,150
   17,300   Boykin Lodging Co.*...........      158,468
    1,800   LandAmerica Financial Group,
              Inc. .......................       97,074
   28,900   Meristar Hospitality Corp.*...      241,315
    4,400   MFA Mortgage Investments,
              Inc. .......................       38,808
                                            -----------
                                                755,090
                                            -----------
Real Estate Investment Trusts (3.5%):
    6,600   American Financial Realty
              Trust.......................      106,788
    4,600   American Land Lease, Inc. ....      103,684
    9,600   Ashford Hospitality Trust.....      104,352
   14,900   Equity Inns, Inc. ............      174,926
    3,800   First Industrial Realty Trust,
              Inc. .......................      154,774
    3,100   Glenborough Realty Trust,
              Inc. .......................       65,968
   14,500   HRPT Properties Trust.........      186,035
    8,200   Impac Mortgage Holdings,
              Inc. .......................      185,894
                                            -----------
                                              1,082,421
                                            -----------
Retail (10.7%):
    4,300   Airgas, Inc. .................      113,993
    5,600   Blue Nile, Inc.*..............      154,672
    4,800   Brown Shoe Company, Inc. .....      143,184
    2,400   Cash America International,
              Inc. .......................       71,352
   11,700   Charlotte Russe Holding,
              Inc.*.......................      118,170
    9,300   Chiquita Brands International,
              Inc. .......................      205,158
    9,500   Claire's Stores, Inc. ........      201,875
    3,700   Flowers Foods, Inc. ..........      116,846
    4,500   Helen of Troy, Ltd.*..........      151,245
    3,000   Hughes Supply, Inc. ..........       97,050
   15,000   Jacuzzi Brands, Inc.*.........      130,500
    2,500   Jarden Corp.*.................      108,600
    8,800   K2, Inc.*.....................      139,744
    7,500   Landry's Restaurants, Inc. ...      217,950
    5,700   Linens 'n Things, Inc.*.......      141,360
    9,200   Oakley, Inc. .................      117,300
    6,000   Pacific Sunwear of California,
              Inc.*.......................      133,560
   10,300   The Pep Boys -- Manny, Moe &
              Jack........................      175,821
    2,600   RENT-A-CENTER, Inc.*..........       68,900
    6,100   Ruby Tuesday, Inc. ...........      159,088
    2,900   Smithfield Foods, Inc.*.......       85,811
    3,200   Stage Stores, Inc.*...........      132,864
    5,000   The Bon-Ton Stores, Inc. .....       78,750
    4,700   The Sports Authority, Inc.*...      121,025
    5,000   Thomas Nelson, Inc. ..........      113,000
                                            -----------
                                              3,297,818
                                            -----------
Services (6.9%):
   15,800   aQuantive, Inc.*..............      141,252
    3,600   Career Education Corp.*.......      144,000

                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Services, continued
   24,100   Century Business Services,
              Inc.*.......................  $   105,076
   12,800   CIBER, Inc.*..................      123,392
   10,500   Cornell Corrections, Inc.*....      159,390
    5,600   Davita, Inc.*.................      221,368
    8,100   Healthcare Services Group,
              Inc. .......................      168,804
    2,400   IDEXX Laboratories, Inc.*.....      131,016
   13,400   LA Quinta Corp., Class B*.....      121,806
    3,000   Labor Ready, Inc.*............       50,760
   16,200   Lionbridge Technologies,
              Inc.*.......................      108,864
    4,700   Maximus, Inc.*................      146,264
   13,900   MPS Group, Inc.*..............      170,414
   14,800   Sykes Enterprises, Inc.*......      102,860
    3,500   Volt Information Sciences,
              Inc.*.......................      102,865
    4,100   Watson Wyatt & Company
              Holdings....................      110,495
                                            -----------
                                              2,108,626
                                            -----------
Telecommunications (3.9%):
   15,000   AsiaInfo Holdings, Inc.*......       89,400
    3,700   Brightpoint, Inc.*............       72,298
   16,500   C-Cor, Inc.*..................      153,450
   24,500   Corillian Corp.*..............      120,540
    6,700   DoubleClick, Inc.*............       52,126
    9,300   Foundry Networks, Inc.*.......      122,388
    8,800   Gray Television, Inc. ........      136,400
   18,600   Ptek Holdings, Inc.*..........      199,206
    8,900   Skyworks Solutions, Inc.*.....       83,927
    7,900   UTStarcom, Inc.*..............      174,985
                                            -----------
                                              1,204,720
                                            -----------
Transportation (2.6%):
    6,100   Covenant Transport, Inc.,
              Class A*....................      127,002
    3,400   J.B. Hunt Transportation
              Services, Inc. .............      152,490
    9,400   Pacer International, Inc.*....      199,844
    7,600   Swift Transportation Company,
              Inc.*.......................      163,248
    2,900   Usf Corp. ....................      110,055
    1,100   Yellow Roadway Corp.*.........       61,281
                                            -----------
                                                813,920
                                            -----------
Travel & Entertainment (0.2%):
    2,000   Aztar Corp.*..................       69,840
                                            -----------
Utilities (4.5%):
    4,200   Allete, Inc. .................      154,350
    6,100   Alliant Energy Corp. .........      174,460
    3,500   Black Hills Corp. ............      107,380
   23,700   Calpine Corp.*................       93,378
    6,900   Cleco Corp. ..................      139,794
    1,000   Energen Corp. ................       58,950
    4,500   Great Plains Energy, Inc. ....      136,260
    3,900   New Jersey Resources Corp. ...      169,026

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS PREMIER SMALL CAP VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Utilities, continued
    3,500   NSTAR.........................  $   189,980
    7,100   Piedmont Natural Gas Company,
              Inc. .......................      165,004
                                            -----------
                                              1,388,582
                                            -----------
  Total Common Stocks
    (Cost $27,575,177)                       30,974,786
                                            -----------
DEPOSIT ACCOUNT (2.8%):
  873,054   TNT Offshore Deposit
              Account.....................      873,054
                                            -----------
  Total Deposit Account
    (Cost $873,054)                             873,054
                                            -----------
  Total Investments
    (Cost $28,448,231) (a)--103.5%           31,847,840
  Net Other Assets/(Liabilities)--(3.5)%     (1,074,362)
                                            -----------
  Net Assets--100.0%                        $30,773,478
                                            ===========

------------

*  Non-income producing security.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $6,740. Cost for federal income tax purposes differs from fair value by net unrealized appreciation on securities as follows:

    Unrealized appreciation...................  $3,542,945
    Unrealized depreciation...................    (150,076)
                                                ----------
    Net unrealized appreciation...............  $3,392,869
                                                ==========

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                              USAZ DREYFUS PREMIER
                                                              SMALL CAP VALUE FUND
                                                              --------------------
ASSETS
Investments, at cost........................................      $28,448,231
                                                                  ===========
Investments, at value.......................................      $31,847,840
Interest and dividends receivable...........................           27,477
Receivable for investments sold.............................          181,002
Prepaid expenses............................................              795
                                                                  -----------
  Total Assets..............................................       32,057,114
                                                                  -----------
LIABILITIES
Dividends payable...........................................          284,776
Payable for investments purchased...........................          966,677
Manager fees payable........................................           14,227
Distribution fees payable...................................            6,098
Other accrued liabilities...................................           11,858
                                                                  -----------
  Total Liabilities.........................................        1,283,636
                                                                  -----------
NET ASSETS..................................................      $30,773,478
                                                                  ===========
NET ASSETS CONSIST OF:
  Capital...................................................      $26,667,528
  Accumulated net realized gains on investments.............          706,341
  Net unrealized appreciation on investments................        3,399,609
                                                                  -----------
NET ASSETS..................................................      $30,773,478
                                                                  ===========
Shares of beneficial interest (unlimited shares
  authorized)...............................................        2,551,400
Net Asset Value (offering and redemption price per share)...      $     12.06
                                                                  ===========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS

                                                                 USAZ DREYFUS PREMIER
                                                                 SMALL CAP VALUE FUND
                                                              --------------------------
                                                                     MAY 3, 2004
                                                               TO DECEMBER 31, 2004(A)
                                                              --------------------------
INVESTMENT INCOME:
Interest....................................................          $       42
Dividends...................................................             168,472
                                                                      ----------
     Total Investment Income................................             168,514
                                                                      ----------
EXPENSES:
Manager fees................................................              95,159
Administration fees.........................................               9,518
Distribution fees...........................................              26,433
Fund accounting fees........................................               2,312
Custodian fees..............................................              16,848
Legal fees..................................................               1,802
Other expenses..............................................               7,269
                                                                      ----------
     Total expenses before waivers..........................             159,341
     Less expenses waived by the Manager....................             (16,603)
                                                                      ----------
     Net Expenses...........................................             142,738
                                                                      ----------
NET INVESTMENT INCOME.......................................              25,776
                                                                      ----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments...........................             960,245
Net realized gain from payment by affiliate for the disposal
  of investments in violation of restrictions*..............                 313
Change in unrealized appreciation/depreciation on
  investments...............................................           3,399,609
                                                                      ----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS............           4,360,167
                                                                      ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............          $4,385,943
                                                                      ==========

------------
(a) Period from commencement of operations

 * See note 2, in Notes to the Financial Statements.

See accompanying notes to the financial statements.
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF CHANGES IN NET ASSETS

                                                              USAZ DREYFUS PREMIER
                                                              SMALL CAP VALUE FUND
                                                              --------------------
                                                                 MAY 3, 2004 TO
                                                              DECEMBER 31, 2004(A)
                                                              --------------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................      $    25,776
  Net realized gains on investments.........................          960,245
  Net realized gain from payment by affiliate for the
     disposal of investments in violation of restrictions...              313
  Change in unrealized appreciation/depreciation on
     investments............................................        3,399,609
                                                                  -----------
  Change in net assets from operations......................        4,385,943
                                                                  -----------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income................................          (31,016)
  From net realized gains on investments....................         (253,760)
                                                                  -----------
  Change in net assets resulting from dividends to
     shareholders...........................................         (284,776)
                                                                  -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................       28,003,021
  Cost of shares redeemed...................................       (1,330,710)
                                                                  -----------
  Change in net assets from capital transactions............       26,672,311
                                                                  -----------
  Change in net assets......................................       30,773,478
NET ASSETS:
  Beginning of period.......................................               --
                                                                  -----------
  End of period.............................................      $30,773,478
                                                                  ===========
SHARE TRANSACTIONS:
  Shares issued.............................................        2,679,126
  Shares redeemed...........................................         (127,726)
                                                                  -----------
  Change in shares..........................................        2,551,400
                                                                  ===========

------------

(a)  Period from commencement of operations.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS PREMIER SMALL CAP VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-four series, the USAZ AIM Basic Value Fund, the USAZ AIM Blue Chip Fund, the USAZ AIM Dent Demographic Trends Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Growth and Income Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ PIMCO NFJ Small Cap Value Fund, the USAZ PIMCO PEA Renaissance Fund, the USAZ PIMCO PEA Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Dreyfus Premier Small Cap Value Fund, which commenced operations on May 3, 2004.

  The Trust is authorized to issue an unlimited number of shares without par value. Each Fund offers Class 1 and Class 2 shares. However, only Class 2 shares were available in 2004. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Dreyfus Premier Small Cap Value Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as report by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS PREMIER SMALL CAP VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  PAYMENT TO THE FUND BY AFFILIATE

  On July 15, 2004, the Fund purchased a security in violation of its investment guidelines. On July 20, 2004, the Fund sold these shares to bring it back in compliance, and The Dreyfus Corporation reimbursed the Fund $313 related to the loss incurred on this transaction. The reimbursement did not materially affect the total return for the year.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained a money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, The Dreyfus Corporation ("DC") and the Trust, DC provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2005.

  For the period ended December 31, 2004, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ Dreyfus Premier Small Cap Value Fund...................     0.90%          1.35%

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2004, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES
                                                                 12/31/2007
                                                                 ----------
   USAZ Dreyfus Premier Small Cap Value Fund...................   $16,603

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. Such officers are paid no fees directly by the Fund for serving as officers of the Fund. The Administrator is entitled to a complex level fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion plus an annual base fee of $1.25 million for the Trust, or

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS PREMIER SMALL CAP VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  $50,000 for each Fund if the Trust has more than 25 funds and is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  Certain Officers and Trustees of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles, except the Chief Compliance Officer. For their service to the Trust, four out of the six non-interested trustees were paid $31,000 and the other two non-interested trustees were paid $32,000 by the Funds during the year ended December 31, 2004 for meeting and retainer fees. Included in other expenses in the Statement of Operations is $588 paid by the Fund for meeting and retainer fees.

4. SECURITY PURCHASES AND SALES

  For the period ended December 31, 2004, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES       SALES
                                                                 -----------   -----------
   USAZ Dreyfus Premier Small Cap Value Fund...................  $39,676,456   $13,061,792

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to it shareholders. Therefore, no provision is made for federal income taxes.

  As of December 31, 2004, the components of accumulated earnings on a tax basis was as follows:

                                       UNDISTRIBUTED                                                TOTAL
                                         ORDINARY      ACCUMULATED   DIVIDENDS    UNREALIZED     ACCUMULATED
                                          INCOME        EARNINGS      PAYABLE    APPRECIATION*    EARNINGS
                                       -------------   -----------   ---------   -------------   -----------
   USAZ Dreyfus Premier Small Cap
     Value Fund......................    $997,857       $997,857     $(284,776)   $3,392,869     $4,105,950

  * The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

6. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  For corporate shareholders, 11.67% of the total ordinary income distributions paid during the fiscal period ended December 31, 2004 qualify for the corporate dividends received deduction.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.USAllianz.com/document/; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for fiscal quarters ending March 31 and September 30 will be available no later than 60 days after the period end, without charge, on the Securities and Exchange Commissions' website at http://www.sec.gov.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS PREMIER SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

                                                    MAY 3, 2004 TO
                                                     DECEMBER 31,
                                                       2004(A)
                                                    --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............     $ 10.00
                                                       -------
INVESTMENT ACTIVITIES:
  Net Investment Income...........................        0.01
  Net Realized and Unrealized Gains on
     Investments..................................        2.16
                                                       -------
  Total from Investment Activities................        2.17
                                                       -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...........................       (0.01)
  Net Realized Gains..............................       (0.10)
                                                       -------
  Total Dividends.................................       (0.11)
                                                       -------
NET ASSET VALUE, END OF PERIOD....................     $ 12.06
                                                       =======
TOTAL RETURN*(b)..................................       21.72%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................     $30,773
Net Investment Income Net of
  Waivers/Reimbursements(c).......................        0.24%
Expenses Before Waivers/Reimbursements**(c).......        1.51%
Expenses Net of Waivers/Reimbursements(c).........        1.35%
Portfolio Turnover Rate(b)........................       83.52%

------------

* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
** During the period, certain fees were contractually reduced through April 30, 2005. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.

See accompanying notes to the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Dreyfus Premier Small Cap Value Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2004, and the related statement of operations, statements of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 15, 2005

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Harrison Conrad, Age 70     Trustee           Since 10/99     Retired; Board Member of           24              None
   79 Dorchester Rd.                                             Capital Re Corporation from
   Darien, CT 06820                                              1995 to December 1999;
                                                                 Retired from J.P. Morgan
                                                                 after 34 years.
   Roger Gelfenbien, Age 61    Trustee           Since 10/99     Retired; Partner of                24        Webster Financial
   37 Stonegate Dr.                                              Accenture from 1983 to                         Phoenix Edge
   Wethersfield, CT 06109                                        August 1999.                                 Funds (32 Funds)
   Dickson W. Lewis, Age 54    Trustee            Since 2/04     Vice President of Jostens,         24              None
   2355 Abingdon Way                                             Inc., a manufacturer of
   Long Lake, MN 55356                                           school products, 2001 to
                                                                 present; Senior Vice
                                                                 President of Fortis Group, a
                                                                 Life Insurance and
                                                                 Securities company, 1997 to
                                                                 2001
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001
   Claire R. Leonardi, Age 48  Trustee            Since 2/04     General Partner of Fairview        24              None
   289 Woodchuck Lane                                            Capital, L.P., a venture
   Harwinton, CT 06791                                           capital fund-of-funds, 9/94
                                                                 to present
   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment          24        Connecticut Water
   60                                                            Officer, Hartford Foundation                   Service, Inc.
   44 Foxboro Rd.                                                for Public Giving from
   Essex, CT 06426                                               September 2000 to January
                                                                 2003; Chairman, Chief
                                                                 Executive and President of
                                                                 Conning Corp. from September
                                                                 1999 to March 2000;
                                                                 Investment Consultant from
                                                                 1997 to September 1999
   Peter W. McClean, Age 60    Trustee            Since 2/04     President and CEO of               24              None
   18 Covewood Drive                                             Measurisk, a market risk
   Rowayton, CT 06853                                            information company, 2001 to
                                                                 present; Chief Risk
                                                                 Management Officer at Bank
                                                                 of Bermuda, Ltd., 4/96 to
                                                                 8/01

INTERESTED TRUSTEES**

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Chris Pinkerton, Age 46     Chairman of       Since 09/01     President, USAllianz               24            Franklin
   5701 Golden Hills Drive     the Board and                     Investor Services and Senior                     Templeton
   Minneapolis, MN 55416       President                         Vice President, Allianz Life                     Variable
                                                                 Insurance Co. of North                           Insurance
                                                                 America from April 1999 to                    Products Trust
                                                                 present; Vice President of                      (22 Funds)
                                                                 marketing, sales operations
                                                                 and director of marketing at
                                                                 Nationwide Financial
                                                                 Services from May 1977 to
                                                                 April 1999
   Jeffrey Kletti, Age 38      Trustee and        Since 2/04     Vice President Advisory            24              None
   5701 Golden Hills Drive     Vice President                    Management, USAllianz
   Minneapolis, MN 55416                                         Advisers 2000 to present;
                                                                 formerly, 2nd Vice President
                                                                 of Mutual Fund Marketing,
                                                                 Fortis Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
   NAME, ADDRESS, AND AGE         VIP TRUST             PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 59      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Curtis Barnes, Age 50       Assistant          Vice President of Legal Services of BISYS Fund Services from
   BISYS Fund Services, Inc.   Secretary          May 1995 to present.
   3435 Stelzer Road
   Columbus, OH 43219
   Troy Sheets, Age 33         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1996-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 36    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

  *  Member of the Audit Committee.

  ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (977) 833-7113.

                           USAZ (R) MONEY MARKET FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2004

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                             Schedule of Investments
                                     Page 4

                       Statement of Assets and Liabilities
                                     Page 6

                             Statement of Operations
                                     Page 7

                       Statements of Changes in Net Assets
                                     Page 8

                        Notes to the Financial Statements
                                     Page 9

                              Financial Highlights
                                     Page 13

             Report of Independent Registered Public Accounting Firm
                                     Page 14

                     Information about Trustees and Officers
                                     Page 15

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) MONEY MARKET FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ Money Market Fund, and Prudential Investment Management, Inc. serves as Subadviser to the Fund.

FUND OBJECTIVE

The Fund's investment objective is current income consistent with stability of principal, which may not be changed without shareholder approval. The Fund invests substantially all of its total assets in a diversified and liquid portfolio of high quality, money market investments.

INVESTMENT CONCERNS

An investment in the Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Past performance is not predictive of future performance as yields on money market funds fluctuate daily.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?

Yields on money market securities began to rise from very low levels during the spring of 2004, a trend that continued during much of the year. Prudential, the Fund's Subadviser, employed an investment strategy designed to provide the Fund with the flexibility to take advantage of attractive opportunities as interest rates increased.

That strategy included adding to the Fund's stake in variable-rate securities, which provided additional yield as interest rates rose. The Fund's Subadviser found more opportunities to add to those securities near the end of the year. As of December 31, 2004, variable-rate securities comprised nearly one-quarter of the portfolio.

The Fund's portfolio was also structured so that many of its securities would mature concurrently with the June 30 Federal Reserve Board meeting. That strategy allowed the Subadviser to reinvest the principal from those securities in higher-yielding issues after the Fed raised interest rates for the first time in 2004. That strategy was repeated leading up to the Federal Reserve meetings in August and September.*

During the fall, the Subadviser invested some proceeds from maturing securities in paper issued by the government-chartered corporation Fannie Mae. Such issues typically offer yields that are lower than corporate paper, because of their high quality and the implied support from the federal government. During this time, however, allegations of accounting improprieties at that agency caused yields on Fannie Mae's short-term debt to rise to levels comparable to corporate paper. The Subadviser took advantage of that temporary increase to lock in higher yields for shareholders.*

As of the end of the period, Subadviser had positioned the average maturity of the Fund's holdings close to that of its average peer.*

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2004.

EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION

  As a shareholder of the USAZ Money Market Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Money Market Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                           BEGINNING     ENDING ACCOUNT     EXPENSE PAID        EXPENSE RATIO
                                         ACCOUNT VALUE       VALUE         DURING PERIOD*       DURING PERIOD
                                            7/1/04          12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                         -------------   --------------   -----------------   -----------------
   USAZ Money Market Fund..............    $1,000.00       $1,004.90            $3.98               0.79%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Money Market Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                           BEGINNING     ENDING ACCOUNT     EXPENSE PAID        EXPENSE RATIO
                                         ACCOUNT VALUE       VALUE         DURING PERIOD*       DURING PERIOD
                                            7/1/04          12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                         -------------   --------------   -----------------   -----------------
   USAZ Money Market Fund..............    $1,000.00       $1,021.17            $4.01               0.79%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

The USAZ Money Market Fund invested, as a percentage of net assets, in the following types of securities, as of December 31, 2004.

                                               PERCENT OF
   USAZ MONEY MARKET FUND                      NET ASSETS
   ----------------------                      ----------
   Certificates of Deposit...................       9.6%
   Commercial Paper..........................      54.2
   Corporate Bonds...........................      25.1
   Federal Home Loan Mortgage Corporation....       2.1
   Federal National Mortgage Association.....       9.1
                                                 ------
                                                  100.1%*
                                                 ======

  * Categories are shown as a percentage of net assets, not total investments, as such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ MONEY MARKET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004


 PRINCIPAL                                  AMORTIZED
  AMOUNT                                       COST
-----------                                ------------
CERTIFICATES OF DEPOSIT (9.6%):
Banking/Financial Services (9.6%):
$ 5,000,000   Citibank NA, 2.15%,
                2/4/05...................  $  5,000,000
  5,000,000   Morgan Stanley, 2.46%,
                1/27/06*.................     5,000,000
  9,000,000   Nordea North America, Inc.,
                2.39%, 3/7/05............     9,000,000
  3,731,000   Wells Fargo Bank, 2.35%,
                1/27/05..................     3,731,000
                                           ------------
  Total Certificates of Deposit
    (Cost $22,731,000)                       22,731,000
                                           ------------
COMMERCIAL PAPER(B) (54.2%):
Automobiles (3.5%):
$ 3,746,000   DaimlerChryler Revolving
                Auto Services, 2.39%,
                1/14/05..................     3,742,821
  4,442,000   DaimlerChrysler Revolving
                Auto Service, 2.39%,
                1/24/05..................     4,435,331
                                           ------------
                                              8,178,152
                                           ------------
Banking/Financial Services (45.9%):
  5,000,000   Amsterdam Funding Corp.,
                2.38%, 2/3/05(c).........     4,989,275
  4,158,000   Amsterdam Funding Corp.,
                2.38%, 2/2/05(c).........     4,149,351
  6,000,000   Barton Capital Holdings,
                2.28%, 2/9/05(c).........     5,985,408
  2,156,000   Ciesco, LLC, 2.33%,
                2/3/05...................     2,151,474
 10,000,000   Citigroup, Inc., 2.28%,
                2/1/05...................     9,980,711
  5,401,000   Danske Corp., 2.09%,
                2/14/05..................     5,387,401
  1,000,000   Edison Asset Securitization
                LLC, 2.43%, 1/3/05(c)....       999,867
  6,122,000   Edison Asset Securitization
                LLC, 2.40%, 1/28/05(c)...     6,111,164
  4,300,000   Falcon Asset
                Securitization, 2.39%,
                1/27/05(c)...............     4,292,702
    314,000   Fcar Owner Trust, 2.37%,
                1/25/05..................       313,512
  4,541,000   Fcar Owner Trust, Series I,
                2.34%, 2/2/05............     4,531,716
 12,000,000   General Electric Capital
                Corp., 2.25%, 2/8/05.....    11,972,007
  8,152,000   HSBC Finance Corp., 2.38%,
                2/4/05...................     8,133,984
  3,500,000   Long Lane Master Trust IV,
                2.29%, 1/24/05(c)........     3,494,969
  4,000,000   Market Street Funding,
                2.39%, 1/31/05(c)........     3,992,167
  3,126,000   Morgan Stanley, 2.38%,
                1/21/05..................     3,121,936
  5,000,000   New Center Asset Trust,
                2.44%, 2/8/05............     4,987,333


 PRINCIPAL                                  AMORTIZED
  AMOUNT                                       COST
-----------                                ------------
COMMERCIAL PAPER, CONTINUED
Banking/Financial Services, continued
$ 1,500,000   Norddeutsche Landesbank
                Luxembourg SA, 2.32%,
                2/1/05(c)................  $  1,497,055
  1,114,000   Old Line Funding Corp.,
                2.47%, 2/7/05(c).........     1,111,218
  3,000,000   Shell Finance plc, 2.30%,
                1/19/05..................     2,996,610
  2,000,000   Triple A One Funding Corp.,
                2.39%, 1/21/05(c)........     1,997,389
  2,257,000   UBS Financial Delaware,
                Inc., 2.06%, 1/31/05.....     2,253,182
  4,300,000   Westpac Capital Corp.,
                2.17%, 2/18/05...........     4,287,788
 10,000,000   Westpac Capital Corp.,
                2.10%, 2/22/05...........     9,970,172
                                           ------------
                                            108,708,391
                                           ------------
Insurance (4.8%):
  5,000,000   ING American Insurance
                Holdings, 2.34%,
                2/2/05...................     4,989,778
  6,500,000   Prudential plc, 2.50%,
                3/31/05(c)...............     6,460,469
                                           ------------
                                             11,450,247
                                           ------------
  Total Commercial Paper
    (Cost $128,336,790)                     128,336,790
                                           ------------
CORPORATE BONDS (25.1%):
Banking/Financial Services (20.9%):
$ 1,000,000   American Express Credit,
                2.43%, 9/30/05*..........     1,000,211
    150,000   Bank of America Corp.,
                6.90%, 9/1/05............       153,990
  8,000,000   Caterpillar Financial
                Services, Series MTNF,
                4.38%, 6/15/05...........     8,060,385
 10,000,000   Comerica Bank, 2.52%,
                6/7/05*..................    10,008,768
  5,000,000   Fifth Third Bank, 2.21%,
                11/14/05*................     4,996,600
    978,000   FleetBoston Financial
                Corp., 7.25%, 9/15/05....     1,007,795
  6,000,000   Goldman Sachs Group, Inc.,
                2.64%, 1/13/06*(c).......     6,002,145
  3,200,000   Merrill Lynch & Co., 2.87%,
                6/13/05*.................     3,205,849
  5,000,000   Merrill Lynch & Co., 2.33%,
                12/2/05*.................     5,000,000
 10,000,000   Suntrust Bank Atlanta,
                2.41%, 12/12/05*.........     9,996,024
                                           ------------
                                             49,431,767
                                           ------------

continued
 4

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ MONEY MARKET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

  SHARES
    OR
 PRINCIPAL                                  AMORTIZED
  AMOUNT                                       COST
-----------                                ------------
CORPORATE BONDS, CONTINUED
Insurance (4.2%):
$10,000,000   Irish Life & Permanent plc,
                2.41%, 1/20/06*(c).......  $  9,998,497
                                           ------------
  Total Corporate Bonds
    (Cost $59,430,264)                       59,430,264
                                           ------------
DEPOSIT ACCOUNT (0.0%):
        127   TNT Offshore Deposit
                Account..................           127
                                           ------------
  Total Deposit Account
    (Cost $127)                                     127
                                           ------------
U.S. GOVERNMENT SPONSORED ENTERPRISES (11.2%):
Federal Home Loan Mortgage Corporation (2.1%):
$ 5,000,000   2.95%, 11/28/05(b).........     4,866,681
                                           ------------


 PRINCIPAL                                  AMORTIZED
  AMOUNT                                       COST
-----------                                ------------
-----------                                ------------
U.S. GOVERNMENT SPONSORED ENTERPRISES, CONTINUED
Federal National Mortgage Association (9.1%):
$ 5,657,000   2.46%, 3/16/05(b)..........  $  5,628,860
  5,000,000   1.40%, 3/29/05.............     5,000,000
 11,000,000   1.95%, 4/29/05(b)..........    10,930,953
                                           ------------
                                             21,559,813
                                           ------------
  Total U.S. Government Sponsored
Enterprises
    (Cost $26,426,494)
                                             26,426,494
                                           ------------
  Total Investments
    (Cost $236,924,675)(a)--100.1%          236,924,675
  Net Other Assets/(Liabilities)--(0.1)%       (285,528)
                                           ------------
  Net Assets -- 100.0%                     $236,639,147
                                           ============

------------

* Variable rate security. The rates presented represent the rate in effect at December 31, 2004. The dates presented represent the maturity date.

(a) Also represents cost for federal income tax purposes.

(b) The rates presented represent the effective yields at December 31, 2004.

(c) Rule 144A, Sector 4(2) or other security which is restricted as to resale to institutional investors. The manager has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                                  USAZ
                                                              MONEY MARKET
                                                                  FUND
                                                              ------------
ASSETS
Investments, at amortized cost..............................  $236,924,675
Interest receivable.........................................       171,181
Prepaid expenses............................................         6,101
                                                              ------------
  Total Assets..............................................   237,101,957
                                                              ------------
LIABILITIES
Dividends payable...........................................       283,278
Manager fees payable........................................        70,575
Distribution fees payable...................................        50,411
Other accrued liabilities...................................        58,546
                                                              ------------
  Total Liabilities.........................................       462,810
                                                              ------------
NET ASSETS..................................................  $236,639,147
                                                              ============
NET ASSETS CONSIST OF:
  Capital...................................................   236,640,311
  Accumulated net realized losses on investments............        (1,164)
                                                              ------------
NET ASSETS..................................................  $236,639,147
                                                              ============
Shares of beneficial interest (unlimited shares
  authorized)...............................................   236,640,312
Net Asset Value (offering and redemption price per share)...  $       1.00
                                                              ============

See accompanying notes to the financial statements.
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                  USAZ
                                                              MONEY MARKET
                                                                  FUND
                                                              ------------
INVESTMENT INCOME:
Interest....................................................   $3,655,394
                                                               ----------
     Total Investment Income................................    3,655,394
                                                               ----------
EXPENSES:
Manager fees................................................      861,882
Administration fees.........................................      240,277
Distribution fees...........................................      615,632
Fund accounting fees........................................        1,311
Custodian fees..............................................       29,079
Legal fees..................................................       49,678
Other expenses..............................................      130,239
                                                               ----------
     Total Expenses.........................................    1,928,098
                                                               ----------
NET INVESTMENT INCOME.......................................    1,727,296
                                                               ----------
REALIZED AND UNREALIZED LOSSES ON INVESTMENTS:
Change in unrealized appreciation/depreciation on
  investments...............................................       (1,164)
                                                               ----------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS...........       (1,164)
                                                               ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............   $1,726,132
                                                               ==========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                  USAZ MONEY MARKET FUND
                                                              ------------------------------
                                                               YEAR ENDED       YEAR ENDED
                                                              DECEMBER 31,     DECEMBER 31,
                                                                  2004             2003
                                                              -------------    -------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................  $   1,727,296    $     656,526
  Net realized and unrealized gains/(losses) on
     investments............................................         (1,164)           1,473
                                                              -------------    -------------
  Change in net assets from operations......................      1,726,132          657,999
                                                              -------------    -------------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income................................     (1,728,769)        (657,518)
                                                              -------------    -------------
  Change in net assets resulting from dividends to
     shareholders...........................................     (1,728,769)        (657,518)
                                                              -------------    -------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    339,524,049      336,997,565
  Proceeds from dividends reinvested........................      1,492,856          700,899
  Cost of shares redeemed...................................   (290,865,757)    (344,365,212)
                                                              -------------    -------------
  Change in net assets from capital transactions............     50,151,148       (6,666,748)
                                                              -------------    -------------
  Change in net assets......................................     50,148,511       (6,666,267)
NET ASSETS:
  Beginning of year.........................................    186,490,636      193,156,903
                                                              -------------    -------------
  End of year...............................................  $ 236,639,147    $ 186,490,636
                                                              =============    =============
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $          --    $       1,473
                                                              =============    =============
SHARE TRANSACTIONS:
  Shares issued.............................................    339,524,049      336,997,565
  Dividends reinvested......................................      1,492,856          700,899
  Shares redeemed...........................................   (290,865,757)    (344,365,212)
                                                              -------------    -------------
  Change in shares..........................................     50,151,148       (6,666,748)
                                                              =============    =============

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ MONEY MARKET FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-four series, the USAZ AIM Basic Value Fund, the USAZ AIM Blue Chip Fund, the USAZ AIM Dent Demographic Trends Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Growth and Income Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ PIMCO NFJ Small Cap Value Fund, the USAZ PIMCO PEA Renaissance Fund, the USAZ PIMCO PEA Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Money Market Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. Each Fund offers Class 1 and Class 2 shares. However, only Class 2 shares were available in 2004. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Money Market Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Investments of the Fund are valued, in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. Income dividends are declared daily and paid monthly for the Fund. The Fund also distributes all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ MONEY MARKET FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained a money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, Prudential Investment Management ("PIM") and the Trust, PIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2005.

  For the year ended December 31, 2004, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ Money Market Fund......................................     0.35%          0.87%

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2004, there are no reimbursements that may potentially be made in subsequent years.

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. Such officers are paid no fees directly by the Fund for serving as officers of the Fund. The Administrator is entitled to a complex level fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion plus an annual base fee of $1.25 million for the Trust, or $50,000 for each Fund if the Trust has more than 25 funds and is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  Certain Officers and Trustees of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles, except the Chief Compliance Officer. For their service to the Trust, four out of the six non-interested trustees were paid $31,000 and the other two non-interested trustees were paid $32,000 by the Funds during the year ended December 31, 2004 for meeting and retainer fees. Included in other expenses in the Statement of Operations is $20,952 paid by the Fund for meeting and retainer fees.

4. RESTRICTED SECURITIES

  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act") or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ MONEY MARKET FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  securities are considered illiquid. At December 31, 2004, the Fund held restricted securities representing 25.8% of net assets. The restricted securities held as of December 31, 2004 are identified below:

                                                           ACQUISITION   ACQUISITION   PRINCIPAL    AMORTIZED
   SECURITY                                                   DATE          COST         AMOUNT        COST
   --------                                                -----------   -----------   ----------   ----------
   Amsterdam Funding Corp., 2.38%, 2/3/05................   12/14/04     $4,983,425    $4,983,425   $4,989,275
   Amsterdam Funding Corp., 2.38%, 2/2/05................   12/14/04      4,144,487     4,144,487    4,149,351
   Barton Capital Holdings, 2.28%, 2/9/05................   11/16/04      5,968,196     5,968,196    5,985,408
   Edison Asset Securitization LLC, 2.43%, 1/3/05........   12/31/04        999,801       999,801      999,867
   Edison Asset Securitization LLC, 2.40%, 1/28/05.......   12/21/04      6,106,749     6,106,749    6,111,164
   Falcon Asset Securitization, 2.39%, 1/27/05...........   12/17/04      4,288,492     4,288,492    4,292,702
   Goldman Sachs Group, Inc., 2.64%, 1/13/06.............   03/17/03      3,000,000     3,011,180    3,000,000
   Goldman Sachs Group, Inc., 2.64%, 1/13/06.............   11/04/03      2,003,126     2,005,921    2,001,472
   Goldman Sachs Group, Inc., 2.64%, 1/13/06.............   05/25/04      1,001,068     1,003,553    1,000,673
   Irish Life & Permanent PLC, 2.41%, 1/20/06............   08/20/04      9,998,000     9,998,000    9,998,497
   Long Lane Master Trust IV, 2.29%, 1/24/05.............   11/23/04      3,486,438     3,486,438    3,494,969
   Market Street Funding, 2.39%, 1/31/05.................   12/14/04      3,987,728     3,987,728    3,992,167
   Norddeutsche Landesbank Luxembourg SA, 2.32%,
     2/1/05..............................................   11/30/04      1,494,015     1,494,015    1,497,055
   Old Line Funding Corp., 2.47%, 2/7/05.................   12/21/04      1,110,391     1,110,391    1,111,218
   Prudential plc, 2.50%, 3/31/05........................   12/06/04      6,449,809     6,449,809    6,460,469
   Triple A One Funding Corp., 2.39%, 1/21/05............   12/14/04      1,995,039     1,995,039    1,997,389

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to it shareholders. Therefore, no provision is made for federal income taxes.

  At December 31, 2004, the Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations:

                                                                  EXPIRES
                                                                 12/31/2012
                                                                 ----------
   USAZ Money Market Fund......................................    $1,164

  To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2004 and December 31, 2003 was $1,492,844 and $700,899,
  respectively, related to ordinary income.*

  As of December 31, 2004, the components of accumulated earnings on a tax basis was as follows:

                                     UNDISTRIBUTED                               ACCUMULATED        TOTAL
                                       ORDINARY      ACCUMULATED   DIVIDENDS     CAPITAL AND     ACCUMULATED
                                        INCOME        EARNINGS      PAYABLE    OTHER LOSSES**     EARNINGS
                                     -------------   -----------   ---------   ---------------   -----------
   USAZ Money Market Fund..........    $283,278       $283,278     $(283,278)      $(1,164)        $(1,164)

  * Total distributions paid differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

  ** See above regarding capital loss carryforwards.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ MONEY MARKET FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.USAllianz.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for fiscal quarters ending March 31 and September 30 will be available no later than 60 days after the period end, without charge, on the Securities and Exchange Commissions' website at http://www.sec.gov.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

                                                                                                FEBRUARY 1,
                                                             YEAR ENDED DECEMBER 31,              2000 TO
                                                    -----------------------------------------   DECEMBER 31,
                                                      2004       2003       2002       2001       2000(A)
                                                      ----     --------   --------   --------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $   1.00   $   1.00   $   1.00   $   1.00     $  1.00
                                                    --------   --------   --------   --------     -------
INVESTMENT ACTIVITIES:
  Net Investment Income...........................      0.01         --*      0.01       0.03        0.05
  Net Realized and Unrealized Gains/(Losses) on
     Investments..................................        --*        --*        --*        --          --
                                                    --------   --------   --------   --------     -------
  Total from Investment Activities................      0.01         --*      0.01       0.03        0.05
                                                    --------   --------   --------   --------     -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...........................     (0.01)        --*     (0.01)     (0.03)      (0.05)
                                                    --------   --------   --------   --------     -------
  Total Dividends.................................     (0.01)        --*     (0.01)     (0.03)      (0.05)
                                                    --------   --------   --------   --------     -------
NET ASSET VALUE, END OF PERIOD....................  $   1.00   $   1.00   $   1.00   $   1.00     $  1.00
                                                    ========   ========   ========   ========     =======
TOTAL RETURN**(b).................................      0.67%      0.34%      0.84%      3.27%       5.21%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................  $236,639   $186,491   $193,157   $104,481     $22,258
Net Investment Income Net of
  Waivers/Reimbursements(c).......................      0.70%      0.34%      0.81%      2.53%       5.62%
Expenses Before Waivers/
  Reimbursements***(c)............................      0.78%      0.88%      0.89%      1.21%       1.51%
Expenses Net of Waivers/
  Reimbursements(c)...............................      0.78%      0.88%      0.87%      0.90%       0.90%

------------

*    Amount less than $.005.
** The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
*** During the period, certain fees were contractually reduced through April 30, 2005. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.

See accompanying notes to the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Money Market Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each year in the two-year period then ended and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended and the financial highlights for each period in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 15, 2005

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Harrison Conrad, Age 70     Trustee           Since 10/99     Retired; Board Member of           24              None
   79 Dorchester Rd.                                             Capital Re Corporation from
   Darien, CT 06820                                              1995 to December 1999;
                                                                 Retired from J.P. Morgan
                                                                 after 34 years.
   Roger Gelfenbien, Age 61    Trustee           Since 10/99     Retired; Partner of                24        Webster Financial
   37 Stonegate Dr.                                              Accenture from 1983 to                         Phoenix Edge
   Wethersfield, CT 06109                                        August 1999.                                 Funds (32 Funds)
   Dickson W. Lewis, Age 54    Trustee            Since 2/04     Vice President of Jostens,         24              None
   2355 Abingdon Way                                             Inc., a manufacturer of
   Long Lake, MN 55356                                           school products, 2001 to
                                                                 present; Senior Vice
                                                                 President of Fortis Group, a
                                                                 Life Insurance and
                                                                 Securities company, 1997 to
                                                                 2001
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001
   Claire R. Leonardi, Age 48  Trustee            Since 2/04     General Partner of Fairview        24              None
   289 Woodchuck Lane                                            Capital, L.P., a venture
   Harwinton, CT 06791                                           capital fund-of-funds, 9/94
                                                                 to present
   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment          24        Connecticut Water
   60                                                            Officer, Hartford Foundation                   Service, Inc.
   44 Foxboro Rd.                                                for Public Giving from
   Essex, CT 06426                                               September 2000 to January
                                                                 2003; Chairman, Chief
                                                                 Executive and President of
                                                                 Conning Corp. from September
                                                                 1999 to March 2000;
                                                                 Investment Consultant from
                                                                 1997 to September 1999
   Peter W. McClean, Age 60    Trustee            Since 2/04     President and CEO of               24              None
   18 Covewood Drive                                             Measurisk, a market risk
   Rowayton, CT 06853                                            information company, 2001 to
                                                                 present; Chief Risk
                                                                 Management Officer at Bank
                                                                 of Bermuda, Ltd., 4/96 to
                                                                 8/01

INTERESTED TRUSTEES**

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Chris Pinkerton, Age 46     Chairman of       Since 09/01     President, USAllianz               24            Franklin
   5701 Golden Hills Drive     the Board and                     Investor Services and Senior                     Templeton
   Minneapolis, MN 55416       President                         Vice President, Allianz Life                     Variable
                                                                 Insurance Co. of North                           Insurance
                                                                 America from April 1999 to                    Products Trust
                                                                 present; Vice President of                      (22 Funds)
                                                                 marketing, sales operations
                                                                 and director of marketing at
                                                                 Nationwide Financial
                                                                 Services from May 1977 to
                                                                 April 1999
   Jeffrey Kletti, Age 38      Trustee and        Since 2/04     Vice President Advisory            24              None
   5701 Golden Hills Drive     Vice President                    Management, USAllianz
   Minneapolis, MN 55416                                         Advisers 2000 to present;
                                                                 formerly, 2nd Vice President
                                                                 of Mutual Fund Marketing,
                                                                 Fortis Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
   NAME, ADDRESS, AND AGE         VIP TRUST             PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 59      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Curtis Barnes, Age 50       Assistant          Vice President of Legal Services of BISYS Fund Services from
   BISYS Fund Services, Inc.   Secretary          May 1995 to present.
   3435 Stelzer Road
   Columbus, OH 43219
   Troy Sheets, Age 33         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1996-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 36    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

  *  Member of the Audit Committee.

  ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (977) 833-7113.

                               USAZ(R) OPPENHEIMER
                              EMERGING GROWTH FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2004

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                             Schedule of Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 7

                             Statement of Operations
                                     Page 8

                       Statements of Changes in Net Assets
                                     Page 9

                        Notes to the Financial Statements
                                     Page 10

                              Financial Highlights
                                     Page 14

             Report of Independent Registered Public Accounting Firm
                                     Page 15

                     Information about Trustees and Officers
                                     Page 16

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) OPPENHEIMER EMERGING GROWTH FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ Oppenheimer Emerging Growth Fund and OppenheimerFunds, Inc. serves as Subadviser to the Fund.

OppenheimerFunds, Inc., manages over 60 mutual funds.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?

The Fund gained 7.76%, compared to the 14.31% return of its benchmark, the Russell 2000(R) Growth Index(1). Strong performance by small cap stocks helped the Fund and its benchmark generate solid gains. Investors favored relatively conservative, value-oriented stocks over the aggressive-growth shares this Fund typically holds, which weighed on the Fund's returns.

Investors' risk-aversion hurt shares of technology firms, particularly highly cyclical smallcap technology stocks. Most notably, semiconductor stocks declined sharply in responses to short-term profit weakness. Some of the Fund's software investments generated strong gains late in the year. Overall, however, the Fund's technology allocation hurt its returns versus the benchmark.*

Investors steered clear of shares facing potential disruptions to earnings or particular products, and this trend hurt many small healthcare stocks. The Fund's health-care stake lagged its counterpart in the benchmark, weighing down relative returns. Meanwhile, stock selection in the consumer discretionary sector boosted returns relative to the benchmark. The Fund's investments in clothing retailers were particularly strong.

The Fund's aggressive mandate typically leads it to underweight the energy, basic materials, industrials and financial services sectors. Those sectors rarely contain stocks with the potential for rapid earnings growth. Nonetheless, they provided some of the small-cap market's strongest returns during 2004, so the Fund's relatively small positions hurt its returns against the benchmark.*

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2004.

(1) The Russell 2000(R) Growth Index represents the performance of certain securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index, although they can invest in the underlying securities.

USAZ(R) OPPENHEIMER EMERGING GROWTH FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund invests mainly in common stocks of U.S. companies that the Subadviser believes have above-average growth rates.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                            USAZ(R) Oppenheimer Emerging Growth        Fund Russell 2000(R) Growth Index
                           -------------------------------------       -----------------------------------
5/1/2002                                   10000                                     10000
                                            9040                                      8617
                                            7200                                      6763
   12/02                                    8090                                      7271
                                            8070                                      6989
                                           10690                                      8676
                                           12260                                      9584
   12/03                                   13108                                     10800
                                           13542                                     11403
                                           13139                                     11413
                                           12257                                     10727
   12/04                                   14126                                     12345

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

                                                                SINCE
                                               1              INCEPTION
                                              YEAR             (5/1/02)
USAZ(R) Oppenheimer Emerging Growth Fund       7.76%            13.82%
Russell 2000(R) Growth Index                  14.31%             8.22%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell 2000 (R) Growth Index, an unmanaged index that represents the performance of certain securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION

  As a shareholder of the USAZ Oppenheimer Emerging Growth Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Oppenheimer Emerging Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/04         12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                          -------------   -------------   -----------------   -----------------
   USAZ Oppenheimer Emerging Growth
     Fund...............................    $1,000.00       $1,075.20           $7.04                1.35%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Oppenheimer Emerging Growth Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/04         12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                          -------------   -------------   -----------------   -----------------
   USAZ Oppenheimer Emerging Growth
     Fund...............................    $1,000.00       $1,018.35           $6.85                1.35%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

  The USAZ Oppenheimer Emerging Growth Fund invested, as a percentage of net assets, in the following types of securities, as of December 31, 2004.

                                               PERCENT OF
   USAZ OPPENHEIMER EMERGING GROWTH FUND       NET ASSETS
   -------------------------------------       ----------
   Common Stock(1)...........................      97.6%
   Deposit Account...........................       1.7
                                                 ------
                                                   99.3%*
                                                 ======

   (1) Industry:

     Advertising...............................    1.0%
     Banking/Financial Services................    2.3
     Computers.................................   13.5
     E-Commerce................................    7.7
     Educational Services......................    1.2
     Electronics...............................   10.8
     Health Care...............................    3.4
     Manufacturing.............................    2.1
     Media.....................................    4.0
     Medical Equipment & Supplies..............    3.1
     Oil/Gas...................................    0.9
     Pharmaceuticals...........................   11.4
     Retail....................................    0.9
     Retail/Wholesale..........................    7.6
     Services..................................    9.1
     Telecommunications........................   10.6
     Transportation............................    4.6
     Travel/Entertainment......................    2.1
     Utilities.................................    1.3
                                                 -----
                                                  97.6%
                                                 =====

  * Categories are shown as a percentage of net assets, not total investments, as such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004

                                               FAIR
 SHARES                                       VALUE
---------                                  ------------
COMMON STOCKS (97.6%):
Advertising (1.0%):
   57,560   Ventiv Health, Inc.*.........  $  1,169,619
                                           ------------
Banking/Financial Services (2.3%):
   51,930   Commercial Capital Bancorp,
              Inc. ......................     1,203,737
   25,000   Euronet Worldwide, Inc.*.....       650,500
   26,850   MarketAxess Holdings,
              Inc.*......................       456,719
    8,100   Redwood Trust, Inc. .........       502,929
                                           ------------
                                              2,813,885
                                           ------------
Computers (13.5%):
   57,070   Aladdin Knowledge Systems*...     1,412,483
   39,500   Autodesk, Inc. ..............     1,499,025
  120,000   Brocade Communications
              Systems, Inc.*.............       916,800
   16,980   Cognos, Inc.*................       748,139
   39,300   F5 Networks, Inc.*...........     1,914,695
   21,720   Global Payments, Inc. .......     1,271,489
   50,750   Macromedia, Inc.*............     1,579,340
   11,750   Netease.com, Inc., ADR*......       620,753
   20,000   Niku Corp.*..................       403,200
   86,280   Smith Micro Software,
              Inc.*......................       772,206
   29,620   Stratasys, Inc.*.............       994,047
   58,890   Synaptics, Inc.*.............     1,800,855
   36,730   Verint Systems, Inc.*........     1,334,401
   54,300   Wind River Systems, Inc.*....       735,765
   37,350   Witness Systems, Inc.*.......       652,131
                                           ------------
                                             16,655,329
                                           ------------
E-Commerce (7.7%):
   13,140   Bottomline Technologies,
              Inc.*......................       190,399
   21,000   Ctrip.com International,
              Ltd., ADR*.................       966,420
   27,250   eLong, Inc., ADR*............       508,213
   49,370   Infospace, Inc.*.............     2,347,543
   65,460   Jupitermedia Corp.*..........     1,556,638
   60,330   Openwave Systems, Inc.*......       932,702
   14,810   Overstock.com, Inc.*.........     1,021,890
   34,560   Provide Commerce, Inc.*......     1,283,904
   22,020   SINA Corp.*..................       705,961
                                           ------------
                                              9,513,670
                                           ------------
Educational Services (1.2%):
   11,750   Bright Horizons Family
              Solutions, Inc.*...........       760,930
   13,750   The First Marblehead
              Corp.*.....................       773,438
                                           ------------
                                              1,534,368
                                           ------------
Electronics (10.8%):
   27,450   AMIS Holdings, Inc.*.........       453,474
   34,560   Energy Conversion Devices,
              Inc.*......................       667,699
   24,680   Faro Technologies, Inc.*.....       769,522
   29,620   Flir Systems, Inc.*..........     1,889,460
   79,380   Integrated Device Technology,
              Inc.*......................       917,633
   68,120   Microsemi Corp.*.............     1,182,563
   62,000   Mobility Electronics,
              Inc.*......................       531,960
   63,540   On Semiconductor Corp.*......       288,472

                                               FAIR
 SHARES                                       VALUE
---------                                  ------------
COMMON STOCKS, CONTINUED
Electronics, continued
    1,090   PortalPlayer, Inc.*..........  $     26,901
   54,500   Sigmatel, Inc.*..............     1,936,385
   54,400   Silicon Image, Inc.*.........       895,424
  174,060   Skyworks Solutions, Inc.*....     1,641,386
   41,070   Trident Microsystems*........       686,690
   40,780   Trimble Navigation, Ltd.*....     1,347,371
                                           ------------
                                             13,234,940
                                           ------------
Health Care (3.4%):
   23,500   Amedisys, Inc.*..............       761,165
   26,660   Gen-Probe, Inc.*.............     1,205,299
   19,450   INAMED Corp.*................     1,230,213
   27,050   Psychiatric Solutions,
              Inc.*......................       988,948
                                           ------------
                                              4,185,625
                                           ------------
Manufacturing (2.1%):
   21,080   Ceradyne, Inc.*..............     1,205,987
   35,740   Intermagnetics General,
              Corp.*.....................       908,153
   11,850   Joy Global, Inc. ............       514,646
                                           ------------
                                              2,628,786
                                           ------------
Media (4.0%):
   27,940   Avid Technology, Inc.*.......     1,725,296
   43,810   Central European Media
              Enterprises, Ltd., Class
              A*.........................     1,707,801
  104,110   Imax Corp.*..................       858,803
   23,600   Macrovision Corp.*...........       606,992
                                           ------------
                                              4,898,892
                                           ------------
Medical Equipment & Supplies (3.1%):
   46,310   Animas Corp.*................       723,825
   24,680   ArthroCare Corp.*............       791,242
   41,395   Immucor, Inc.*...............       973,196
   25,980   IntraLase Corp.*.............       610,010
    2,300   Symmetry Medical, Inc.*......        48,415
   36,620   Vital Images, Inc.*..........       613,385
                                           ------------
                                              3,760,073
                                           ------------
Oil/Gas (0.9%):
   12,930   Arlington Tankers, Ltd.*.....       296,744
   25,670   Whiting Petroleum Corp.*.....       776,517
                                           ------------
                                              1,073,261
                                           ------------
Pharmaceuticals (11.4%):
   49,620   ABIOMED, Inc.*...............       766,133
   49,560   Able Laboratories, Inc.*.....     1,127,489
   24,750   Biosite, Inc.*...............     1,523,114
    2,800   Conor Medsystems, Inc.*......        38,780
   34,060   DOV Pharmaceutical, Inc.*....       614,783
   10,270   Eon Labs, Inc.*..............       277,290
   46,210   First Horizon Pharmaceutical
              Corp.*.....................     1,057,747
   98,730   LifeCell Corp.*..............     1,009,021
   35,840   Martek Biosciences Corp.*....     1,835,007
   25,080   MGI Pharma, Inc.*............       702,491
   27,940   Nitromed, Inc.*..............       744,601
   50,450   Pharmacyclics, Inc.*.........       528,212

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                               FAIR
 SHARES                                       VALUE
---------                                  ------------
COMMON STOCKS, CONTINUED
Pharmaceuticals, continued
   49,370   Salix Pharmaceuticals,
              Ltd.*......................  $    868,418
   17,770   Sepracor, Inc.*..............     1,055,005
   58,550   VaxGen, Inc.*................       992,423
   49,370   Vicuron Pharmaceuticals,
              Inc.*......................       859,532
                                           ------------
                                             14,000,046
                                           ------------
Retail (0.9%):
   29,620   The Children's Place Retail
              Stores, Inc.*..............     1,096,829
                                           ------------
Retail/Wholesale (7.6%):
   23,100   American Eagle Outfitters,
              Inc. ......................     1,088,010
   25,280   Deckers Outdoor Corp.*.......     1,187,907
   27,740   Design Within Reach, Inc.*...       403,617
   14,810   Guitar Center, Inc.*.........       780,339
   87,770   Navarre Corp.*...............     1,544,752
   11,850   P.F. Chang's China Bistro,
              Inc.*......................       667,748
   28,400   Parlux Fragrances, Inc.*.....       638,432
   64,180   Quiksilver, Inc.*............     1,911,922
   35,640   Texas Roadhouse, Inc., Class
              A*.........................     1,053,162
                                           ------------
                                              9,275,889
                                           ------------
Services (9.1%):
   20,830   51job, Inc., ADR*............     1,082,535
   55,780   Coinstar, Inc.*..............     1,496,577
   40,380   Greenfield Online, Inc.*.....       887,956
   32,780   Laureate Education, Inc.*....     1,445,270
   36,730   Metrologic Instruments,
              Inc.*......................       780,513
   31,990   PRA International*...........       792,712
   26,460   Resources Connection,
              Inc.*......................     1,437,043
   26,260   Shuffle Master, Inc.*........     1,236,846
   29,370   Sonic Solutions*.............       659,063
   21,720   Sra International, Inc.,
              Class A*...................     1,394,424
                                           ------------
                                             11,212,939
                                           ------------
Telecommunications (10.6%):
   88,370   Aeroflex, Inc.*..............     1,071,044
   82,640   Airspan Networks, Inc.*......       448,735
   44,230   Andrew Corp.*................       602,855
   16,680   Applied Signal Technology,
              Inc. ......................       587,970
   58,450   AudioCodes, Ltd.*............       970,855
   39,490   Digi International, Inc.*....       678,833
   36,870   Essex Corp.*.................       746,618
   26,780   InPhonic, Inc.*..............       735,914

                                               FAIR
 SHARES                                       VALUE
---------                                  ------------
COMMON STOCKS, CONTINUED
Telecommunications, continued
   51,830   Ixia*........................  $    871,262
   31,890   J2 Global Communications,
              Inc.*......................     1,100,205
   34,800   Plantronics, Inc. ...........     1,443,156
   19,750   Shanda Interactive
              Entertainment, Ltd.,
              ADR*.......................       839,375
   81,830   Sirenza Microdevices,
              Inc.*......................       536,805
   90,400   Tekelec*.....................     1,847,776
  154,520   WJ Communications, Inc.*.....       531,549
                                           ------------
                                             13,012,952
                                           ------------
Transportation (4.6%):
    9,870   Landstar System, Inc.*.......       726,827
   34,560   OMI Corp. ...................       582,336
   29,620   Overnite Corp. ..............     1,103,049
    2,933   Ship Finance International,
              Ltd. ......................        60,192
   43,120   U.S. Xpress Enterprises,
              Inc., Class A*.............     1,263,416
   27,850   UTI Worldwide, Inc. .........     1,894,357
                                           ------------
                                              5,630,177
                                           ------------
Travel/Entertainment (2.1%):
   15,680   Penn National Gaming,
              Inc.*......................       949,424
   69,700   Scientific Games Corp., Class
              A*.........................     1,661,648
                                           ------------
                                              2,611,072
                                           ------------
Utilities (1.3%):
   10,960   Alliance Resource Partners,
              L.P. ......................       811,040
   14,810   Penn Virginia Resource
              Partners, L.P. ............       771,601
                                           ------------
                                              1,582,641
                                           ------------
  Total Common Stocks
    (Cost $100,038,120)                     119,890,993
                                           ------------
DEPOSIT ACCOUNT (1.7%):
2,124,172   NTRS London Deposit
              Account....................     2,124,172
                                           ------------
  Total Deposit Account     (Cost
$2,124,172)                                   2,124,172
                                           ------------
  Total Investments     (Cost
$102,162,292) (a)--99.3%                    122,015,165
  Net Other Assets/(Liabilities)--0.7%          801,875
                                           ------------
  Net Assets--100.0%                       $122,817,040
                                           ============

------------

*  Non-income producing security.

ADR -- American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $292,840. Cost for federal income tax purposes differs from fair value by net unrealized appreciation on securities as follows:

    Unrealized appreciation...................  $20,792,297
    Unrealized depreciation...................   (1,232,264)
                                                -----------
    Net unrealized appreciation...............  $19,560,033
                                                ===========

continued
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                                   USAZ
                                                                OPPENHEIMER
                                                              EMERGING GROWTH
                                                                   FUND
                                                              ---------------
ASSETS
Investments, at cost........................................   $102,162,292
                                                               ============
Investments, at value.......................................   $122,015,165
Dividends receivable........................................         23,270
Receivable for investments sold.............................      1,854,120
Prepaid expenses............................................          3,177
                                                               ------------
  Total Assets..............................................    123,895,732
                                                               ------------
LIABILITIES
Payable for investments purchased...........................        950,634
Manager fees payable........................................         89,738
Distribution fees payable...................................         25,177
Other accrued liabilities...................................         13,143
                                                               ------------
  Total Liabilities.........................................      1,078,692
                                                               ------------
NET ASSETS..................................................   $122,817,040
                                                               ============
NET ASSETS CONSIST OF:
  Capital...................................................    104,618,002
  Accumulated net realized losses on investments............     (1,653,835)
  Net unrealized appreciation on investments................     19,852,873
                                                               ------------
NET ASSETS..................................................   $122,817,040
                                                               ============
Shares of beneficial interest (unlimited shares
  authorized)...............................................      8,784,396
Net Asset Value (offering and redemption price per share)...   $      13.98
                                                               ============

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                   USAZ
                                                                OPPENHEIMER
                                                              EMERGING GROWTH
                                                                   FUND
                                                              ---------------
INVESTMENT INCOME:
Dividends...................................................    $   217,637
Income from securities lending..............................         68,948
                                                                -----------
     Total Investment Income................................        286,585
                                                                -----------
EXPENSES:
Manager fees................................................        795,884
Administration fees.........................................         90,909
Distribution fees...........................................        234,084
Fund accounting fees........................................          3,325
Custodian fees..............................................         19,278
Legal fees..................................................         17,073
Recoupment of prior expenses reimbursed by the Manager......         21,386
Other expenses..............................................         54,701
                                                                -----------
     Net Expenses...........................................      1,236,640
                                                                -----------
NET INVESTMENT LOSS.........................................       (950,055)
                                                                -----------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized losses on investments..........................     (1,621,043)
Change in unrealized appreciation/depreciation on
  investments...............................................     10,505,164
                                                                -----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS............      8,884,121
                                                                -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    $ 7,934,066
                                                                ===========

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    USAZ OPPENHEIMER
                                                                  EMERGING GROWTH FUND
                                                              ----------------------------
                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2004            2003
                                                              ------------    ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment loss.......................................  $   (950,055)   $  (349,832)
  Net realized gains/(losses) on investments................    (1,621,043)     2,855,021
  Change in unrealized appreciation/depreciation on
     investments............................................    10,505,164      9,411,960
                                                              ------------    -----------
  Change in net assets from operations......................     7,934,066     11,917,149
                                                              ------------    -----------
DIVIDENDS TO SHAREHOLDERS:
  From net realized gains on investments....................      (273,683)      (488,350)
                                                              ------------    -----------
  Change in net assets resulting from dividends to
     shareholders...........................................      (273,683)      (488,350)
                                                              ------------    -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    63,670,483     47,107,410
  Proceeds from dividends reinvested........................       762,033             --
  Cost of shares redeemed...................................   (13,864,377)    (7,860,448)
                                                              ------------    -----------
  Change in net assets from capital transactions............    50,568,139     39,246,962
                                                              ------------    -----------
  Change in net assets......................................    58,228,522     50,675,761
NET ASSETS:
  Beginning of year.........................................    64,588,518     13,912,757
                                                              ------------    -----------
  End of year...............................................  $122,817,040    $64,588,518
                                                              ============    ===========
SHARE TRANSACTIONS:
  Shares issued.............................................     4,887,039      3,947,707
  Dividends reinvested......................................        60,613             --
  Shares redeemed...........................................    (1,128,738)      (702,279)
                                                              ------------    -----------
  Change in shares..........................................     3,818,914      3,245,428
                                                              ============    ===========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-four series, the USAZ AIM Basic Value Fund, the USAZ AIM Blue Chip Fund, the USAZ AIM Dent Demographic Trends Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Growth and Income Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ PIMCO NFJ Small Cap Value Fund, the USAZ PIMCO PEA Renaissance Fund, the USAZ PIMCO PEA Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Oppenheimer Emerging Growth Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. Each Fund offers Class 1 and Class 2 shares. However, only Class 2 shares were available in 2004. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Oppenheimer Emerging Growth Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as report by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the United States, equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2004, the Fund did not have loans outstanding.

                                                                 AVERAGE VALUE ON LOAN
                                                                  FOR THE YEAR ENDED
                                                                 DECEMBER 31, 2004(a)
                                                                 ---------------------
   USAZ Oppenheimer Emerging Growth Fund.......................       $35,472,312

  (a) The average disclosed is for the time period that securities were lent.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained a money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, OppenheimerFunds, Inc. ("Oppenheimer") and the Trust, Oppenheimer provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2005.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  For the year ended December 31, 2004, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ Oppenheimer Emerging Growth Fund.......................     0.85%          1.35%*

  *  The annual expense limit was increased from 1.25% to 1.35% on May 1, 2004.

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2004, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES
                                                                 12/31/2005   12/31/2006
                                                                 ----------   ----------
   USAZ Oppenheimer Emerging Growth Fund.......................   $60,351      $44,619

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. Such officers are paid no fees directly by the Fund for serving as officers of the Fund. The Administrator is entitled to a complex level fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion plus an annual base fee of $1.25 million for the Trust, or $50,000 for each Fund if the Trust has more than 25 funds and is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  Certain Officers and Trustees of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles, except the Chief Compliance Officer. For their service to the Trust, four out of the six non-interested trustees were paid $31,000 and the other two non-interested trustees were paid $32,000 by the Funds during the year ended December 31, 2004 for meeting and retainer fees. Included in other expenses in the Statement of Operations is $7,727 paid by the Fund for meeting and retainer fees.

4. SECURITY PURCHASES AND SALES

  For the year ended December 31, 2004, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES        SALES
                                                                 ------------   ------------
   USAZ Oppenheimer Emerging Growth Fund.......................  $224,648,533   $173,873,911

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to it shareholders. Therefore, no provision is made for federal income taxes.

  At December 31, 2004, the Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations:

                                                                  EXPIRES
                                                                 12/31/2012
                                                                 ----------
   USAZ Oppenheimer Emerging Growth Fund.......................  $1,360,995

  To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2004 was $580,059 related to ordinary income and $181,973 related to net long term capital gains.**

  As of December 31, 2004, the components of accumulated earnings on a tax basis was as follows:

                                                             ACCUMULATED
                                                             CAPITAL AND                         TOTAL
                                                                OTHER         UNREALIZED      ACCUMULATED
                                                              LOSSES(+)     APPRECIATION***    EARNINGS
                                                            -------------   ---------------   -----------
   USAZ Oppenheimer Emerging Growth.......................   $(1,360,995)     $19,560,033     $18,199,038

     (+) See page 12 regarding capital loss carryforwards.

   ** Total distributions paid differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

  *** The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

6. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  For corporate shareholders, 6.65% of the total ordinary income distributions paid during the fiscal year ended December 31, 2004 qualify for the corporate dividends received deduction.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.USAllianz.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for fiscal quarters ending March 31 and September 30 will be available no later than 60 days after the period end, without charge, on the Securities and Exchange Commissions' website at http://www.sec.gov.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                     YEAR ENDED     YEAR ENDED     MAY 1, 2002 TO
                                                    DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                                        2004           2003           2002(A)
                                                    ------------   ------------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............    $  13.01       $  8.09          $ 10.00
                                                      --------       -------          -------
INVESTMENT ACTIVITIES:
  Net Investment Loss.............................       (0.11)        (0.07)           (0.02)
  Net Realized and Unrealized Gains/(Losses) on
     Investments..................................        1.11          5.09            (1.89)
                                                      --------       -------          -------
  Total from Investment Activities................        1.00          5.02            (1.91)
                                                      --------       -------          -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Realized Gains..............................       (0.03)        (0.10)              --
                                                      --------       -------          -------
  Total Dividends.................................       (0.03)        (0.10)              --
                                                      --------       -------          -------
NET ASSET VALUE, END OF PERIOD....................    $  13.98       $ 13.01          $  8.09
                                                      ========       =======          =======
TOTAL RETURN*(b)..................................        7.76%        62.03%          (19.10)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................    $122,817       $64,589          $13,913
Net Investment Loss Net of
  Waivers/Reimbursements(c).......................       (1.02)%       (1.11)%          (0.57)%
Expenses Before Waivers/Reimbursements**(c).......        1.32%(+)      1.39%            2.38%
Expenses Net of Waivers/Reimbursements(c).........        1.32%(+)      1.25%            1.25%
Portfolio Turnover Rate(b)........................      189.43%       174.59%          144.70%

------------

* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
** During the period, certain fees were contractually reduced through April 30, 2005. If such fee reductions had not occurred, the ratios would have been as indicated.
(+) Includes recoupment of prior expenses reimbursed by the Manager.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.

See accompanying notes to the financial statements.
 14

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Oppenheimer Emerging Growth Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each year in the two-year period then ended and the financial highlights for each period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended and the financial highlights for each period in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 15, 2005

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Harrison Conrad, Age 70     Trustee           Since 10/99     Retired; Board Member of           24              None
   79 Dorchester Rd.                                             Capital Re Corporation from
   Darien, CT 06820                                              1995 to December 1999;
                                                                 Retired from J.P. Morgan
                                                                 after 34 years.
   Roger Gelfenbien, Age 61    Trustee           Since 10/99     Retired; Partner of                24        Webster Financial
   37 Stonegate Dr.                                              Accenture from 1983 to                         Phoenix Edge
   Wethersfield, CT 06109                                        August 1999.                                 Funds (32 Funds)
   Dickson W. Lewis, Age 54    Trustee            Since 2/04     Vice President of Jostens,         24              None
   2355 Abingdon Way                                             Inc., a manufacturer of
   Long Lake, MN 55356                                           school products, 2001 to
                                                                 present; Senior Vice
                                                                 President of Fortis Group, a
                                                                 Life Insurance and
                                                                 Securities company, 1997 to
                                                                 2001
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001
   Claire R. Leonardi, Age 48  Trustee            Since 2/04     General Partner of Fairview        24              None
   289 Woodchuck Lane                                            Capital, L.P., a venture
   Harwinton, CT 06791                                           capital fund-of-funds, 9/94
                                                                 to present
   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment          24        Connecticut Water
   60                                                            Officer, Hartford Foundation                   Service, Inc.
   44 Foxboro Rd.                                                for Public Giving from
   Essex, CT 06426                                               September 2000 to January
                                                                 2003; Chairman, Chief
                                                                 Executive and President of
                                                                 Conning Corp. from September
                                                                 1999 to March 2000;
                                                                 Investment Consultant from
                                                                 1997 to September 1999
   Peter W. McClean, Age 60    Trustee            Since 2/04     President and CEO of               24              None
   18 Covewood Drive                                             Measurisk, a market risk
   Rowayton, CT 06853                                            information company, 2001 to
                                                                 present; Chief Risk
                                                                 Management Officer at Bank
                                                                 of Bermuda, Ltd., 4/96 to
                                                                 8/01

INTERESTED TRUSTEES**

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Chris Pinkerton, Age 46     Chairman of       Since 09/01     President, USAllianz               24            Franklin
   5701 Golden Hills Drive     the Board and                     Investor Services and Senior                     Templeton
   Minneapolis, MN 55416       President                         Vice President, Allianz Life                     Variable
                                                                 Insurance Co. of North                           Insurance
                                                                 America from April 1999 to                    Products Trust
                                                                 present; Vice President of                      (22 Funds)
                                                                 marketing, sales operations
                                                                 and director of marketing at
                                                                 Nationwide Financial
                                                                 Services from May 1977 to
                                                                 April 1999
   Jeffrey Kletti, Age 38      Trustee and        Since 2/04     Vice President Advisory            24              None
   5701 Golden Hills Drive     Vice President                    Management, USAllianz
   Minneapolis, MN 55416                                         Advisers 2000 to present;
                                                                 formerly, 2nd Vice President
                                                                 of Mutual Fund Marketing,
                                                                 Fortis Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
   NAME, ADDRESS, AND AGE         VIP TRUST             PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 59      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Curtis Barnes, Age 50       Assistant          Vice President of Legal Services of BISYS Fund Services from
   BISYS Fund Services, Inc.   Secretary          May 1995 to present.
   3435 Stelzer Road
   Columbus, OH 43219
   Troy Sheets, Age 33         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1996-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 36    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

  *  Member of the Audit Committee.

  ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (977) 833-7113.

                               USAZ(R) OPPENHEIMER
                           EMERGING TECHNOLOGIES FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2004

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                             Schedule of Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 7

                             Statement of Operations
                                     Page 8

                       Statements of Changes in Net Assets
                                     Page 9

                        Notes to the Financial Statements
                                     Page 10

                              Financial Highlights
                                     Page 14

             Report of Independent Registered Public Accounting Firm
                                     Page 15

                     Information about Trustees and Officers
                                     Page 16

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) OPPENHEIMER EMERGING TECHNOLOGIES FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ Oppenheimer Emerging Technologies Fund and OppenheimerFunds, Inc. serves as Subadviser to the Fund.

OppenheimerFunds, Inc., manages over 60 mutual funds.


WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?

For the 12 month period, the Fund produced a-4.33% total return, compared to a 9.11% return for its benchmark, the S&P 500 Technology Hardware and Equipment Index(1). Weak performance by technology stocks weighed on the Fund during 2004.

This Fund's Subadviser seeks out shares of fast-growing technology firms that have the potential to become leaders in their markets, regardless of industry or market capitalization. That investment approach historically has produced high returns in strong markets, and relatively low returns in weak markets. The Fund's investments in semiconductor and semiconductor capital equipment stocks weighed on returns against the benchmark. Many companies in those industries experienced dramatically decelerating or declining earnings. That trend led to a sell-off in the sector, which included even some stocks of firms that reported solid revenue and earnings growth. Short-term earnings disappointments also hurt hardware and equipment stocks, and those shares' declines hurt the Fund's performance against the benchmark.*

The Fund's diversified exposure to the technology sector allowed it to benefit from strength among certain stocks, especially in the software and Internet industries. Investments in particular hardware, medical technology and services firms also boosted the Fund's relative performance.*

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2004.

(1)The S&P 500 Technology Hardware and Equipment Index represents the performance of U.S. based technology companies. Investors cannot invest directly in an index, although they can invest in the underlying securities.

USAZ(R) OPPENHEIMER EMERGING TECHNOLOGIES FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 80% of its net assets in common stocks that the manager believes will benefit from emerging technology.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Because the Fund invests in a single industry its shares do not represent a complete investment program. As a non-diversified and single industry fund, the value of the shares may fluctuate more than shares invested in a broader range of industries and companies.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

              USAZ(R) Oppenheimer Emerging Technologies Fund    S&P 500 Technology Hardware and Equipment Index
              ----------------------------------------------    -----------------------------------------------
11/05/2001                           10000                                        10000
     12/01                           10770                                      11485.5
                                     10200                                      10674.5
                                      7680                                      7524.98
                                      5620                                      5502.08
     12/02                            6340                                      6734.67
                                      6250                                      6820.18
                                      7410                                      8373.18
                                      8220                                      9127.61
     12/03                            9000                                      10430.2
                                      8810                                      10772.5
                                      8660                                        10791
                                      7572                                      9900.93
     12/04                            8611                                      11380.8

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represent of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

                                                               SINCE
                                                     1       INCEPTION
                                                    YEAR     (11/5/01)
USAZ(R) Oppenheimer Emerging Technologies Fund     -4.33%     -4.63%
S&P 500 Technology Hardware and Equipment Index     9.11%      4.17%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is measured against the S&P 500 Technology Hardware and Equipment Index, an unman-Index aged index which represents the performance of U.S. based technology companies. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION

  As a shareholder of the USAZ Oppenheimer Emerging Technologies Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Oppenheimer Emerging Technologies Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/04         12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                          -------------   -------------   -----------------   -----------------
   USAZ Oppenheimer Emerging
     Technologies Fund..................    $1,000.00        $994.30            $6.77               1.35%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Oppenheimer Emerging Technologies Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/04         12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                          -------------   -------------   -----------------   -----------------
   USAZ Oppenheimer Emerging
     Technologies Fund..................    $1,000.00       $1,018.35           $6.85               1.35%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

  The USAZ Oppenheimer Emerging Technologies Fund invested, as a percentage of net assets, in the following types of securities, as of December 31, 2004.

   USAZ OPPENHEIMER EMERGING                   PERCENT OF
   TECHNOLOGIES FUND                           NET ASSETS
   -------------------------                   ----------
   Common Stock(1)...........................     98.7%
   Deposit Account...........................      3.8
   Short-Term Investments*...................     30.9
                                                 -----
                                                 133.4%**
                                                 =====

   (1) Industry:

     Banking/Financial Services................    0.8%
     Computers.................................   37.4
     E-Commerce................................   12.2
     Electronics...............................   19.6
     Media.....................................    1.3
     Pharmaceuticals...........................    5.8
     Services..................................    3.0
     Telecommunications........................   18.6
                                                 -----
                                                  98.7%
                                                 =====

  * Short-term investments represents the invested cash collateral received in connection with securities lending.

  ** Categories are shown as a percentage of net assets, not total investments, as such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING TECHNOLOGIES FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004

                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS (98.7%):
Banking/Financial Services (0.8%):
     25,000   Harris & Harris Group,
                Inc.(+)..................  $    409,500
                                           ------------
Computers (37.4%):
     13,000   Adobe Systems, Inc. .......       815,620
     21,400   Aladdin Knowledge
                Systems*(+)..............       529,650
     20,200   Apple Computer, Inc.*......     1,300,880
     38,100   ATI Technologies, Inc.*....       738,759
     33,200   Autodesk, Inc. ............     1,259,940
     13,000   Avocent Corp.*.............       526,760
     49,600   Brocade Communications
                Systems, Inc.*...........       378,944
     20,000   Cognizant Technology
                Solutions Corp.*.........       846,600
     10,000   Cognos, Inc.*..............       440,600
     20,000   Dell, Inc.*................       842,800
     50,000   EMC Corp.*.................       743,500
     16,200   F5 Networks, Inc.*(+)......       789,264
      9,600   Infosys Technologies, Ltd.,
                ADR(+)...................       665,376
     14,600   Internet Security Systems,
                Inc.*....................       339,450
     15,000   Juniper Networks, Inc.*....       407,850
     38,000   Komag, Inc.*...............       713,640
     17,600   M-Systems Flash Disk
                Pioneer, Ltd.*(+)........       347,072
     26,700   Macromedia, Inc.*(+).......       830,904
     19,800   Mercury Interactive
                Corp.*...................       901,890
     15,100   Microsoft Corp. ...........       403,321
      8,100   Netease.com, Inc.,
                ADR*(+)..................       427,923
     10,000   Network Appliance, Inc.*...       332,200
     60,000   Network Engines,
                Inc.*(+).................       167,400
     49,300   NIC, Inc.*(+)..............       250,444
     17,400   Packeteer, Inc.*(+)........       251,430
     23,900   Seagate Technology
                Holdings, Inc. ..........       412,753
     28,300   SupportSoft, Inc.*(+)......       188,478
     23,200   Synaptics, Inc.*...........       709,456
     13,600   Verint Systems, Inc.*......       494,088
     20,000   VeriSign, Inc.*............       670,400
     15,800   Witness Systems, Inc.*.....       275,868
                                           ------------
                                             18,003,260
                                           ------------
E-Commerce (12.2%):
      8,000   Ctrip.com International,
                Ltd., ADR*(+)............       368,160
      9,000   eBay, Inc.*................     1,046,520
     20,300   eLong, Inc., ADR*..........       378,595
     23,000   Infospace, Inc.*(+)........     1,093,650
     29,800   Jupitermedia Corp.*(+).....       708,644
     39,400   Openwave Systems,
                Inc.*(+).................       609,124
      3,600   Overstock.com, Inc.*(+)....       248,400
     16,700   SINA Corp.*(+).............       535,402
     23,200   Yahoo!, Inc.*..............       874,176
                                           ------------
                                              5,862,671
                                           ------------

                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS, CONTINUED
Electronics (19.6%):
     12,400   Analog Devices, Inc. ......  $    457,808
     15,000   Cree, Inc.*(+).............       601,200
     20,000   Cypress Semiconductor
                Corp.*(+)................       234,600
     16,000   Energy Conversion Devices,
                Inc.*(+).................       309,120
     12,300   Flir Systems, Inc.*(+).....       784,617
     32,200   Integrated Device
                Technology, Inc.*........       372,232
     18,000   Intel Corp. ...............       421,020
     17,000   Linear Technology Corp. ...       658,920
     22,000   Marvell Technology Group,
                Ltd.*....................       780,340
     18,000   Microchip Technology,
                Inc. ....................       479,880
     34,500   Microsemi Corp.*(+)........       598,920
     30,000   Mobility Electronics,
                Inc.*(+).................       257,400
      7,100   NAVTEQ Corp.*..............       329,156
     64,900   ON Semiconductor
                Corp.*(+)................       294,646
     25,900   PMC-Sierra, Inc.*(+).......       291,375
        400   PortalPlayer, Inc.*(+).....         9,872
     21,800   Sigmatel, Inc.*............       774,554
     29,000   Silicon Image, Inc.*(+)....       477,340
     71,500   Skyworks Solutions,
                Inc.*(+).................       674,245
      8,000   Tessera Technologies,
                Inc.*(+).................       297,680
     19,200   Trident Microsystems*(+)...       321,024
                                           ------------
                                              9,425,949
                                           ------------
Media (1.3%):
      7,200   Avid Technology, Inc.*.....       444,600
      7,500   Macrovision Corp.*.........       192,900
                                           ------------
                                                637,500
                                           ------------
Pharmaceuticals (5.8%):
     17,400   Celgene Corp.*(+)..........       461,622
     17,000   Gilead Sciences, Inc.*.....       594,830
      4,000   Kinetic Concepts,
                Inc.*(+).................       305,200
     14,300   Martek Biosciences
                Corp.*(+)................       732,160
     16,400   Varian Medical Systems,
                Inc.*....................       709,136
                                           ------------
                                              2,802,948
                                           ------------
Services (3.0%):
     15,400   51job, Inc., ADR*(+).......       800,338
     10,000   Niku Corp.*................       201,600
     19,900   Sonic Solutions*(+)........       446,556
                                           ------------
                                              1,448,494
                                           ------------
Telecommunications (18.6%):
     43,000   Aeroflex, Inc.*............       521,160
     32,900   Airspan Networks,
                Inc.*(+).................       178,647
     55,700   Andrew Corp.*..............       759,191
     32,200   AudioCodes, Ltd.*(+).......       534,842
     19,500   Comverse Technology,
                Inc.*....................       476,775
     60,000   Corning, Inc.*.............       706,200
     20,000   Digi International,
                Inc.*....................       343,800
     25,000   Ixia*......................       420,250

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING TECHNOLOGIES FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS, CONTINUED
Telecommunications, continued
     15,500   J2 Global Communications,
                Inc.*(+).................  $    534,750
     24,000   JAMDAT Mobile, Inc.*(+)....       495,600
     17,500   Plantronics, Inc. .........       725,725
     23,500   Polycom, Inc.*.............       548,020
     18,400   QUALCOMM, Inc. ............       780,160
     10,000   Shanda Interactive
                Entertainment,
                Ltd.*(+).................       425,000
      7,000   SpectraSite, Inc.*.........       405,300
     43,100   Tekelec*(+)................       880,964
     64,900   WJ Communications,
                Inc.*(+).................       223,256
                                           ------------
                                              8,959,640
                                           ------------
  Total Common Stocks
    (Cost $41,252,310)                       47,549,962
                                           ------------

                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
DEPOSIT ACCOUNT (3.8%):
  1,847,455   NTRS London Deposit
                Account..................  $  1,847,455
                                           ------------
  Deposit Account
    (Cost $1,847,455)                         1,847,455
                                           ------------
COLLATERAL FOR SECURITIES ON LOAN (30.9%):
 14,883,399   Northern Trust
                Institutional Liquid
                Asset Portfolio..........    14,883,399
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $14,883,399)                       14,883,399
                                           ------------
  Total Investments
    (Cost $57,983,164)(a)--133.4%            64,280,816
  Net Other Assets/(Liabilities)--(33.4)%   (16,082,232)
                                           ------------
  Net Assets--100.0%                       $ 48,198,584
                                           ============

------------

*  Non-income producing security.

(+)  All or a portion of security is loaned as of December 31, 2004.

ADR-- American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $366,870. Cost for federal income tax purposes differs from fair value by net unrealized appreciation on securities as follows:

    Unrealized appreciation...................  $ 7,234,471
    Unrealized depreciation...................   (1,303,689)
                                                -----------
    Net unrealized appreciation...............  $ 5,930,782
                                                ===========

continued
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                                  USAZ
                                                              OPPENHEIMER
                                                                EMERGING
                                                              TECHNOLOGIES
                                                                  FUND
                                                              ------------
ASSETS
Investments, at cost........................................  $57,983,164
                                                              ===========
Investments, at value*......................................  $64,280,816
Interest and dividends receivable...........................        3,668
Receivable for investments sold.............................      196,395
Prepaid expenses............................................        1,245
                                                              -----------
  Total Assets..............................................   64,482,124
                                                              -----------
LIABILITIES
Payable for investments purchased...........................    1,349,588
Payable for cash collateral received on loaned securities...   14,883,399
Manager fees payable........................................       37,123
Distribution fees payable...................................       10,022
Other accrued liabilities...................................        3,408
                                                              -----------
  Total Liabilities.........................................   16,283,540
                                                              -----------
NET ASSETS..................................................  $48,198,584
                                                              ===========
NET ASSETS CONSIST OF:
  Capital...................................................  $45,218,181
  Accumulated net realized losses on investments............   (3,317,249)
  Net unrealized appreciation on investments................    6,297,652
                                                              -----------
NET ASSETS..................................................  $48,198,584
                                                              ===========
Shares of beneficial interest (unlimited shares
  authorized)...............................................    5,644,880
Net Asset Value (offering and redemption price per share)...  $      8.54
                                                              ===========

------------

*    Includes securities on loan of $14,393,847.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                  USAZ
                                                              OPPENHEIMER
                                                                EMERGING
                                                              TECHNOLOGIES
                                                                  FUND
                                                              ------------
INVESTMENT INCOME:
Interest....................................................  $     7,669
Dividends...................................................      159,955
Income from securities lending..............................       24,705
                                                              -----------
     Total Investment Income................................      192,329
                                                              -----------
EXPENSES:
Manager fees................................................      347,236
Administration fees.........................................       40,600
Distribution fees...........................................      103,246
Fund accounting fees........................................        2,143
Custodian fees..............................................       18,866
Legal fees..................................................        6,287
Recoupment of prior expenses reimbursed by the Manager......        1,834
Other expenses..............................................       23,020
                                                              -----------
     Net Expenses...........................................      543,232
                                                              -----------
NET INVESTMENT LOSS.........................................     (350,903)
                                                              -----------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized losses on investments and foreign currency.....   (2,960,201)
Change in unrealized appreciation/depreciation on
  investments and foreign currency..........................    1,299,956
                                                              -----------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS...........   (1,660,245)
                                                              -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............  $(2,011,148)
                                                              ===========

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                               USAZ OPPENHEIMER EMERGING
                                                                   TECHNOLOGIES FUND
                                                              ----------------------------
                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2004            2003
                                                              ------------    ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment loss.......................................  $   (350,903)   $   (236,951)
  Net realized gains/(losses) on investments and foreign
     currency...............................................    (2,960,201)      2,775,471
  Change in unrealized appreciation/depreciation on
     investments and foreign currency.......................     1,299,956       5,207,853
                                                              ------------    ------------
  Change in net assets from operations......................    (2,011,148)      7,746,373
                                                              ------------    ------------
DIVIDENDS TO SHAREHOLDERS:
  From net realized gains on investments....................      (309,044)             --
                                                              ------------    ------------
  Change in net assets resulting from dividends to
     shareholders...........................................      (309,044)             --
                                                              ------------    ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    23,787,659      34,388,723
  Proceeds from dividends reinvested........................       309,044              --
  Cost of shares redeemed...................................   (13,515,878)    (11,428,472)
                                                              ------------    ------------
  Change in net assets from capital transactions............    10,580,825      22,960,251
                                                              ------------    ------------
  Change in net assets......................................     8,260,633      30,706,624
NET ASSETS:
  Beginning of year.........................................    39,937,951       9,231,327
                                                              ------------    ------------
  End of year...............................................  $ 48,198,584    $ 39,937,951
                                                              ============    ============
SHARE TRANSACTIONS:
  Shares issued.............................................     2,808,480       4,496,623
  Dividends reinvested......................................        40,987              --
  Shares redeemed...........................................    (1,640,915)     (1,516,796)
                                                              ------------    ------------
  Change in shares..........................................     1,208,552       2,979,827
                                                              ============    ============

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING TECHNOLOGIES FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-four series, the USAZ AIM Basic Value Fund, the USAZ AIM Blue Chip Fund, the USAZ AIM Dent Demographic Trends Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Growth and Income Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ PIMCO NFJ Small Cap Value Fund, the USAZ PIMCO PEA Renaissance Fund, the USAZ PIMCO PEA Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Oppenheimer Emerging Technologies Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. Each Fund offers Class 1 and Class shares. However, only Class 2 shares were available in 2004. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Oppenheimer Emerging Technologies Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as report by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING TECHNOLOGIES FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  FOREIGN CURRENCY TRANSLATION

  The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the U.S., equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2004, the Fund had loans outstanding of:

                                                                                     AVERAGE VALUE ON LOAN
                                                      VALUE OF     VALUE OF LOANED    FOR THE YEAR ENDED
                                                     COLLATERAL      SECURITIES        DECEMBER 31 2004
                                                     -----------   ---------------   ---------------------
   USAZ Oppenheimer Emerging Technologies Fund.....  $14,883,399     $14,393,847          $11,297,850

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING TECHNOLOGIES FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio at December 31, 2004. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained a money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, OppenheimerFunds, Inc. ("Oppenheimer") and the Trust, Oppenheimer provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2005.

  For the year ended December 31, 2004, the Manager fees of the Fund were based on a tiered structure for various net assets levels as follows: the first $10 million at 1.0%, the next $10 million at 0.875%, and over $20 million at 0.75%. The annual expense limit of the Fund was 1.35%*.

  * The annual expense limit was increased from 1.25% to 1.35% on May 1, 2004.

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2004, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES
                                                                 12/31/2005   12/31/2006
                                                                 ----------   ----------
   USAZ Oppenheimer Emerging Technologies Fund.................   $100,750     $66,019

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. Such officers are paid no fees directly by the Fund for serving as officers of the Fund. The Administrator is entitled to a complex level fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion plus an annual base fee of $1.25 million for the Trust, or $50,000 for each Fund if the Trust has more than 25 funds and is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  Certain Officers and Trustees of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles, except the Chief Compliance Officer. For their service to the Trust, four out of the six non-interested trustees were paid $31,000 and the other two non-interested trustees were paid $32,000 by the Funds during the year ended December 31, 2004 for meeting and retainer fees. Included in other expenses in the Statement of Operations is $3,764 paid by the Fund for meeting and retainer fees.

4. SECURITY PURCHASES AND SALES

  For the year ended December 31, 2004, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES       SALES
                                                                 -----------   -----------
   USAZ Oppenheimer Emerging Technologies Fund.................  $77,999,141   $69,401,988

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING TECHNOLOGIES FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to it shareholders. Therefore, no provision is made for federal income taxes.

  At December 31, 2004, the Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations:

                                                                  EXPIRES
                                                                 12/31/2012
                                                                 ----------
   USAZ Oppenheimer Emerging Technologies Fund.................  $2,950,379

  To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

  The tax characteristics of dividends paid to shareholders during the fiscal year ended December 31, 2004 was $309,044 related to net long term capital gains.

  As of December 31, 2004, the components of accumulated earnings on a tax basis was as follows:

                                                              ACCUMULATED
                                                              CAPITAL AND                         TOTAL
                                                                 OTHER         UNREALIZED      ACCUMULATED
                                                               LOSSES**      APPRECIATION***    EARNINGS
                                                             -------------   ---------------   -----------
   USAZ Oppenheimer Emerging Technologies Fund.............   $(2,950,379)     $5,930,782      $2,980,403

  **  See above regarding capital loss carryforwards.

  *** The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.USAllianz.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for fiscal quarters ending March 31 and September 30 will be available no later than 60 days after the period end, without charge, on the Securities and Exchange Commissions' website at http://www.sec.gov.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING TECHNOLOGIES FUND
FINANCIAL HIGHLIGHTS

                                                      YEAR ENDED DECEMBER 31,     NOVEMBER 5, 2001 TO
                                                    ---------------------------      DECEMBER 31,
                                                     2004      2003      2002           2001(A)
                                                    -------   -------   -------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $  9.00   $  6.34   $ 10.77         $10.00
                                                    -------   -------   -------         ------
INVESTMENT ACTIVITIES:
  Net Investment Loss.............................    (0.06)    (0.05)    (0.06)         (0.02)
  Net Realized and Unrealized Gains/(Losses) on
    Investments and Foreign Currency..............    (0.34)     2.71     (4.37)          0.79
                                                    -------   -------   -------         ------
  Total from Investment Activities................    (0.40)     2.66     (4.43)          0.77
                                                    -------   -------   -------         ------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Realized Gains..............................    (0.06)       --        --             --
                                                    -------   -------   -------         ------
  Total Dividends.................................    (0.06)       --        --             --
                                                    -------   -------   -------         ------
NET ASSET VALUE, END OF PERIOD....................  $  8.54   $  9.00   $  6.34         $10.77
                                                    =======   =======   =======         ======
TOTAL RETURN*(b)..................................    (4.33)%   41.96%   (41.13)%         7.70%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................  $48,199   $39,938   $ 9,231         $8,718
Net Investment Loss Net of
  Waivers/Reimbursements(c).......................    (0.85)%   (1.04)%   (1.12)%        (1.02)%
Expenses Before Waivers/Reimbursements**(c).......     1.31%     1.54%     2.61%          3.19%
Expenses Net of Waivers/Reimbursements(c).........     1.31%     1.25%     1.25%          1.24%
Portfolio Turnover Rate(b)........................   174.40%   170.59%   122.23%         10.69%

------------

* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
** During the period, certain fees were contractually reduced through April 30, 2005. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)   Period from commencement of operations.
(b)   Not annualized for periods less than one year.
(c)   Annualized for periods less than one year.

See accompanying notes to the financial statements.
 14

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Oppenheimer Emerging Technologies Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each year in the two-year period then ended and the financial highlights for each period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended and the financial highlights for each period in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 15, 2005

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Harrison Conrad, Age 70     Trustee           Since 10/99     Retired; Board Member of           24              None
   79 Dorchester Rd.                                             Capital Re Corporation from
   Darien, CT 06820                                              1995 to December 1999;
                                                                 Retired from J.P. Morgan
                                                                 after 34 years.
   Roger Gelfenbien, Age 61    Trustee           Since 10/99     Retired; Partner of                24        Webster Financial
   37 Stonegate Dr.                                              Accenture from 1983 to                         Phoenix Edge
   Wethersfield, CT 06109                                        August 1999.                                 Funds (32 Funds)
   Dickson W. Lewis, Age 54    Trustee            Since 2/04     Vice President of Jostens,         24              None
   2355 Abingdon Way                                             Inc., a manufacturer of
   Long Lake, MN 55356                                           school products, 2001 to
                                                                 present; Senior Vice
                                                                 President of Fortis Group, a
                                                                 Life Insurance and
                                                                 Securities company, 1997 to
                                                                 2001
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001
   Claire R. Leonardi, Age 48  Trustee            Since 2/04     General Partner of Fairview        24              None
   289 Woodchuck Lane                                            Capital, L.P., a venture
   Harwinton, CT 06791                                           capital fund-of-funds, 9/94
                                                                 to present
   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment          24        Connecticut Water
   60                                                            Officer, Hartford Foundation                   Service, Inc.
   44 Foxboro Rd.                                                for Public Giving from
   Essex, CT 06426                                               September 2000 to January
                                                                 2003; Chairman, Chief
                                                                 Executive and President of
                                                                 Conning Corp. from September
                                                                 1999 to March 2000;
                                                                 Investment Consultant from
                                                                 1997 to September 1999
   Peter W. McClean, Age 60    Trustee            Since 2/04     President and CEO of               24              None
   18 Covewood Drive                                             Measurisk, a market risk
   Rowayton, CT 06853                                            information company, 2001 to
                                                                 present; Chief Risk
                                                                 Management Officer at Bank
                                                                 of Bermuda, Ltd., 4/96 to
                                                                 8/01

INTERESTED TRUSTEES**

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Chris Pinkerton, Age 46     Chairman of       Since 09/01     President, USAllianz               24            Franklin
   5701 Golden Hills Drive     the Board and                     Investor Services and Senior                     Templeton
   Minneapolis, MN 55416       President                         Vice President, Allianz Life                     Variable
                                                                 Insurance Co. of North                           Insurance
                                                                 America from April 1999 to                    Products Trust
                                                                 present; Vice President of                      (22 Funds)
                                                                 marketing, sales operations
                                                                 and director of marketing at
                                                                 Nationwide Financial
                                                                 Services from May 1977 to
                                                                 April 1999
   Jeffrey Kletti, Age 38      Trustee and        Since 2/04     Vice President Advisory            24              None
   5701 Golden Hills Drive     Vice President                    Management, USAllianz
   Minneapolis, MN 55416                                         Advisers 2000 to present;
                                                                 formerly, 2nd Vice President
                                                                 of Mutual Fund Marketing,
                                                                 Fortis Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
   NAME, ADDRESS, AND AGE         VIP TRUST             PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 59      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Curtis Barnes, Age 50       Assistant          Vice President of Legal Services of BISYS Fund Services from
   BISYS Fund Services, Inc.   Secretary          May 1995 to present.
   3435 Stelzer Road
   Columbus, OH 43219
   Troy Sheets, Age 33         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1996-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 36    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

  *  Member of the Audit Committee.

  ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (977) 833-7113.

                                  USAZ(R) PIMCO
                            NFJ SMALL CAP VALUE FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2004

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                             Schedule of Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 7

                             Statement of Operations
                                     Page 8

                       Statements of Changes in Net Assets
                                     Page 9

                        Notes to the Financial Statements
                                     Page 10

                              Financial Highlights
                                     Page 14

             Report of Independent Registered Public Accounting Firm
                                     Page 15

                     Information about Trustees and Officers
                                     Page 16

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) PIMCO NFJ SMALL CAP VALUE FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ PIMCO NFJ Small Cap Value Fund and PIMCO Advisors Retail Holdings, LLC and NFJ Investment Group, L.P. serve as Subadvisers to the Fund.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?

The Fund gained 23.10%, outperforming the 22.25% return of its benchmark, the Russell 2000(R) Value Index(1). Strong returns among small value stocks helped power the gains of the Fund and its index.

The Fund's Subadvisers bought shares of energy stocks several years ago, when they offered attractive valuations. The Fund as a result held an overweight position in that sector, with 13% of assets in energy stocks as of the end of 2004. Energy stocks led the market, so the overweight position boosted returns against the benchmark.*

The Fund has held a consistently underweight position in technology stocks during recent years, because technology stocks rarely offer the valuations and dividend payments that the Subadvisers require. Technology stocks trailed the broad market, so the underweight stake benefited relative returns. The Fund also held a relatively small position in financial services stocks, which boosted relative gains for the year.*

The Fund's stock selection within the consumer discretionary sector dragged on returns against the benchmark. The portfolio's weighting in that sector was equal to that of the benchmark, but weak returns by a handful of stocks hurt relative performance.*

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2004.

(1)The Russell 2000(R) Value Index measures the performance of the certain securities found in the Russell universe with low price-to-book and earnings ratios. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ(R) PIMCO NFJ SMALL CAP VALUE FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by normally investing at least 80% of its assets in companies with a market capitalization between $100 million and $3.5 billion at the time of investment. The Fund invests a significant portion of its assets in common stocks of companies with below average price-to-earnings ratios(1) relative to the market and their respective industry groups and invests a portion of its assets in income producing common stocks.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

          USAZ(R)PIMCO NFJ Small Cap Value Fund  Russell 2000(R)Value Index
          -------------------------------------  --------------------------
5/1/2003                 10000                              10000
                         10841                              11208
                         11292                              12074
   12/03                 12838                              14050
                         13504                              15022
                         14070                              15149
                         14215                              15172
   12/04                 15803                              17175

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark and represents the investment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

                                                    SINCE
                                          1       INCEPTION
                                         YEAR      (5/1/03)
                                         -----    ----------
USAZ(R) PIMCO NFJ Small Cap Value Fund   23.10%      31.56%
Russell 2000(R) Value Index              22.25%      38.39%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell 2000(R) Value Index, an unmanaged index that measures the performance of the certain securities found in the Russell universe with low price-to-book and earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(1)The price-to-earnings ratio is a valuation ratio of a company's current share price compared to its per-share earnings.

EXPENSE EXAMPLE AND PORTFOLIO COMPOSITION

  As a shareholder of the USAZ PIMCO NFJ Small Cap Value Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ PIMCO NFJ Small Cap Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                            BEGINNING     ENDING ACCOUNT     EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE       VALUE         DURING PERIOD*       DURING PERIOD
                                             7/1/04          12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                          -------------   --------------   -----------------   -----------------
   USAZ PIMCO NFJ Small Cap Value
     Fund...............................    $1,000.00       $1,123.10            $6.40                1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ PIMCO NFJ Small Cap Value Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                            BEGINNING     ENDING ACCOUNT     EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE       VALUE         DURING PERIOD*       DURING PERIOD
                                             7/1/04          12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                          -------------   --------------   -----------------   -----------------
   USAZ PIMCO NFJ Small Cap Value
     Fund...............................   $ 1,000.00       $1,019.10            $6.09                1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

  The USAZ PIMCO NFJ Small Cap Value Fund invested, as a percentage of net assets, in the following types of securities, as of December 31, 2004.

                                               PERCENT OF
   USAZ PIMCO NFJ SMALL CAP VALUE              NET ASSETS
   ------------------------------              ----------
   Common Stock(1)...........................     91.3%
   Deposit Account...........................      9.1
   Short-Term Investments*...................     24.7
                                                 -----
                                                 125.1%**
                                                 =====

   (1) Industry:

     Aerospace/Defense.........................    0.8%
     Banking/Financial Services................    5.1
     Chemicals.................................    2.0
     Food......................................    2.0
     Health Care...............................    3.7
     Insurance.................................    4.9
     Manufacturing.............................   19.5
     Metals/Mining.............................    6.3
     Oil/Gas...................................   14.9
     Paper/Forest Products.....................    1.5
     Pharmaceuticals...........................    0.2
     Real Estate Investment Trusts.............    8.1
     Retail/Wholesale..........................   10.0
     Services..................................    1.3
     Tobacco...................................    1.1
     Transportation............................    3.4
     Travel/Entertainment......................    1.0
     Utilities.................................    5.5
                                                 -----
                                                  91.3%
                                                 =====

  * Short-term investments represents the invested cash collateral received in connection with securities lending.

  ** Categories are shown as a percentage of net assets, not total investments, as such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO NFJ SMALL CAP VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS (91.3%):
Aerospace/Defense (0.8%):
    10,000   Cubic Corp.(+)..............  $    251,700
    13,700   Curtiss-Wright Corp. .......       786,517
                                           ------------
                                              1,038,217
                                           ------------
Banking & Financial Services (5.1%):
    26,900   AMCORE Financial, Inc.(+)...       865,642
    41,100   BancorpSouth, Inc. .........     1,001,607
    45,300   Commercial Federal Corp. ...     1,345,863
    38,530   Old National Bancorp........       996,386
    46,600   Susquehanna Bancshares,
               Inc. .....................     1,162,670
    45,920   Washington Federal, Inc. ...     1,218,717
                                           ------------
                                              6,590,885
                                           ------------
Chemicals (2.0%):
    34,100   Lubrizol Corp. .............     1,256,926
    71,500   Methanex Corp. .............     1,305,590
                                           ------------
                                              2,562,516
                                           ------------
Food (2.0%):
    23,000   Corn Products International,
               Inc. .....................     1,231,880
    53,600   Sensient Technologies
               Corp. ....................     1,285,864
                                           ------------
                                              2,517,744
                                           ------------
Health Care (3.7%):
    38,900   Arrow International,
               Inc. .....................     1,205,511
    31,500   Invacare Corp. .............     1,457,190
    13,200   Landauer, Inc. .............       603,240
    51,600   Owens & Minor, Inc. ........     1,453,572
                                           ------------
                                              4,719,513
                                           ------------
Insurance (4.9%):
    27,200   AmerUs Group Co.(+).........     1,232,160
    31,650   Delphi Financial Group,
               Inc., Class A.............     1,460,648
    19,700   Hilb Rogal & Hobbs Co.(+)...       713,928
    26,300   LandAmerica Financial Group,
               Inc.(+)...................     1,418,359
    56,000   Scottish Re Group,
               Ltd.(+)...................     1,450,400
                                           ------------
                                              6,275,495
                                           ------------
Manufacturing (19.5%):
    34,320   Acuity Brands, Inc. ........     1,091,376
   110,000   Agnico-Eagle Mines,
               Ltd.(+)...................     1,512,499
    39,800   Albany International Corp.,
               Class A(+)................     1,399,368
    63,800   ArvinMeritor, Inc. .........     1,427,206
    27,000   Barnes Group, Inc. .........       715,770
    31,800   Chicago Bridge and Iron
               Co.(+)....................     1,272,000
    48,700   Crane Co. ..................     1,404,508
    20,100   Harsco Corp. ...............     1,120,374
    40,600   Kellwood Co. ...............     1,400,700
    25,900   Lancaster Colony Corp. .....     1,110,333
    67,400   Lennox International,
               Inc.(+)...................     1,371,590
    13,500   Libbey, Inc. ...............       299,835
    37,800   Lincoln Electric Holdings,
               Inc. .....................     1,305,612
    17,000   Methode Electronics, Inc.,
               Class A...................       218,450
    27,200   Mueller Industries,
               Inc.(+)...................       875,840
    10,500   Precision Castparts
               Corp. ....................       689,640
    33,800   Regal-Beloit Corp.(+).......       966,680
    69,500   RPM International,
               Inc.(+)...................     1,366,370
    63,800   Russell Corp.(+)............     1,242,824
    33,900   Sturm, Ruger & Company,
               Inc. .....................       306,117
    28,700   Teleflex, Inc. .............     1,490,678
    45,800   Valmont Industries, Inc. ...     1,150,038
    42,700   York International Corp. ...     1,474,858
                                           ------------
                                             25,212,666
                                           ------------

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Metals/Mining (6.3%):
    28,700   Arch Coal, Inc.(+)..........  $  1,019,998
    30,100   Commercial Metals Co. ......     1,521,856
    66,600   Goldcorp, Inc.(+)...........     1,001,664
   215,800   Iamgold Corp.(+)............     1,426,438
    34,600   IPSCO, Inc.(+)..............     1,653,880
    40,700   Massey Energy Co.(+)........     1,422,465
                                           ------------
                                              8,046,301
                                           ------------
Oil/Gas (14.9%):
    42,300   Atmos Energy Corp.(+).......     1,156,905
    15,600   Berry Petroleum Co., Class
               A.........................       744,120
    31,700   Cabot Oil & Gas Corp. ......     1,402,725
    23,500   Energen Corp.(+)............     1,385,325
    52,000   Frontier Oil Corp.(+).......     1,386,320
    46,700   Holly Corp.(+)..............     1,301,529
    47,900   National Fuel Gas Co. ......     1,357,486
    34,300   Penn Virginia Corp. ........     1,391,551
    74,000   Range Resources Corp.(+)....     1,514,040
    33,200   St. Mary Land & Exploration
               Co.(+)....................     1,385,768
    51,700   Tidewater, Inc. ............     1,841,036
    30,300   UGI Corp. ..................     1,239,573
    45,400   WD-40 Co.(+)................     1,289,814
    40,100   Western Gas Resources,
               Inc.(+)...................     1,172,925
    11,000   World Fuel Services
               Corp. ....................       547,800
                                           ------------
                                             19,116,917
                                           ------------
Paper/Forest Products (1.5%):
    61,800   Rock -- Tenn Co., Class A...       936,888
    23,800   Universal Forest Products,
               Inc.(+)...................     1,032,920
                                           ------------
                                              1,969,808
                                           ------------
Pharmaceuticals (0.2%):
    10,200   West Pharmaceutical
               Services, Inc.(+).........       255,306
                                           ------------
Real Estate Investment Trusts (8.1%):
    19,200   CBL & Associates Properties,
               Inc.(+)...................     1,465,920
    59,200   Equity One, Inc.(+).........     1,404,816
    33,500   First Industrial Realty
               Trust, Inc.(+)............     1,364,455

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO NFJ SMALL CAP VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Real Estate Investment Trusts, continued
    30,200   Healthcare Realty Trust,
               Inc. .....................  $  1,229,140
    97,600   HRPT Properties Trust.......     1,252,208
    58,700   Nationwide Health
               Properties, Inc.(+).......     1,394,125
    47,100   New Plan Excel Realty
               Trust(+)..................     1,275,468
    24,100   Shurgard Storage Centers,
               Inc., Class A(+)..........     1,060,641
                                           ------------
                                             10,446,773
                                           ------------

Retail/Wholesale (10.0%):
    53,900   Bob Evans Farms, Inc. ......     1,408,946
    35,800   Brown Shoe Company, Inc. ...     1,067,914
    55,000   Burlington Coat Factory
               Warehouse Corp. ..........     1,248,500
    75,900   Casey's General Stores,
               Inc. .....................     1,377,585
    19,400   Cato Corp., Class A.........       559,108
    48,700   Fresh Del Monte Produce,
               Inc.(+)...................     1,442,007
    65,000   Handleman Co.(+)............     1,396,200
    44,800   Landry's Restaurants,
               Inc.(+)...................     1,301,888
    52,900   Ruddick Corp. ..............     1,147,401
    14,200   Sanderson Farms, Inc.(+)....       614,576
    33,500   Weis Markets, Inc. .........     1,292,095
                                           ------------
                                             12,856,220
                                           ------------
Services (1.3%):
    29,900   Banta Corp. ................     1,338,324
    15,100   Ennis, Inc. ................       290,675
                                           ------------
                                              1,628,999
                                           ------------
Tobacco (1.1%):
    30,200   Universal Corp. ............     1,444,768
                                           ------------
Transportation (3.4%):
    31,200   Arkansas Best Corp. ........     1,400,568
    17,400   Frontline, Ltd.(+)..........       771,864
         1   Ship Finance
               International(+)..........            21
    21,300   Teekay Shipping Corp. ......       896,943
    33,500   USF Corp.(+)................     1,271,325
                                           ------------
                                              4,340,721
                                           ------------

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Travel/Entertainment (1.0%):
    58,100   Intrawest Corp.(+)..........  $  1,335,719
                                           ------------
Utilities (5.5%):
    67,900   Cleco Corp. ................     1,375,654
    32,200   Duquesene Light Holdings,
               Inc. .....................       606,970
    35,100   Northwest Natural Gas
               Co. ......................     1,184,274
    30,100   Peoples Energy Corp.(+).....     1,322,895
    51,200   Vectren Corp. ..............     1,372,160
    41,000   WGL Holdings, Inc.(+).......     1,264,440
                                           ------------
                                              7,126,393
                                           ------------
  Total Common Stocks
    (Cost $101,510,202)                     117,484,961
                                           ------------
DEPOSIT ACCOUNT (9.1%):
11,696,053   TNT Offshore Deposit
               Account...................    11,696,053
                                           ------------
  Total Deposit Account
    (Cost $11,696,053)                       11,696,053
                                           ------------
COLLATERAL FOR SECURITIES ON LOAN (24.7%):
31,800,744   Northern Trust Institutional
               Liquid Asset Portfolio....    31,800,744
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $31,800,744)                       31,800,744
                                           ------------
  Total Investments
    (Cost $145,007,000) (a)--125.1%         160,981,758
  Net Other Assets/(Liabilities)--(25.1)%   (32,285,157)
                                           ------------
  Net Assets--100.0%                       $128,696,601
                                           ============

------------
(+)  All or a portion of security is loaned as of December 31, 2004.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of the gains recognized for financial reporting in excess of federal income tax reporting of approximately $2,747. Cost for federal income tax purposes differs from fair value by net unrealized appreciation on securities as follows:

    Unrealized appreciation...................  $16,512,624
    Unrealized depreciation...................     (535,119)
                                                -----------
    Net unrealized appreciation...............  $15,977,505
                                                ===========

See accompanying notes to the financial statements.
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                                   USAZ
                                                                 PIMCO NFJ
                                                              SMALL CAP VALUE
                                                                   FUND
                                                              ---------------
ASSETS
Investments, at cost........................................   $145,007,000
                                                               ============
Investments, at value*......................................   $160,981,758
Dividends receivable........................................        235,030
Receivable for investments sold.............................        335,629
Prepaid expenses............................................          3,318
                                                               ------------
  Total Assets..............................................    161,555,735
                                                               ------------
LIABILITIES
Payable for investments purchased...........................        934,113
Payable for cash collateral received on loaned securities...     31,800,744
Manager fees payable........................................         77,786
Distribution fees payable...................................         25,929
Other accrued liabilities...................................         20,562
                                                               ------------
  Total Liabilities.........................................     32,859,134
                                                               ------------
NET ASSETS..................................................   $128,696,601
                                                               ============
NET ASSETS CONSIST OF:
  Capital...................................................   $110,094,337
  Undistributed net investment income.......................      1,087,395
  Accumulated net realized gains on investments.............      1,540,111
  Net unrealized appreciation on investments................     15,974,758
                                                               ------------
NET ASSETS..................................................   $128,696,601
                                                               ============
Shares of beneficial interest (unlimited shares
  authorized)...............................................      8,235,219
Net Asset Value (offering and redemption price per share)...   $      15.63
                                                               ============

------------

*    Includes securities on loan of $31,123,689.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                   USAZ
                                                                 PIMCO NFJ
                                                              SMALL CAP VALUE
                                                                   FUND
                                                              ---------------
INVESTMENT INCOME:
Dividends...................................................    $ 1,874,102
Income from securities lending..............................         12,636
                                                                -----------
     Total Investment Income................................      1,886,738
                                                                -----------
EXPENSES:
Manager fees................................................        487,275
Administration fees.........................................         61,207
Distribution fees...........................................        162,425
Fund accounting fees........................................          1,421
Custodian fees..............................................         19,760
Legal fees..................................................          8,788
Recoupment of prior expenses reimbursed by the Manager......         25,363
Other expenses..............................................         31,986
                                                                -----------
     Net Expenses...........................................        798,225
                                                                -----------
NET INVESTMENT INCOME.......................................      1,088,513
                                                                -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments...........................      1,538,993
Change in unrealized appreciation/depreciation on
  investments...............................................     13,610,028
                                                                -----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS............     15,149,021
                                                                -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    $16,237,534
                                                                ===========

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                        USAZ PIMCO NFJ
                                                                     SMALL CAP VALUE FUND
                                                              ----------------------------------
                                                                 YEAR ENDED       MAY 1, 2003 TO
                                                                DECEMBER 31,       DECEMBER 31,
                                                                    2004             2003(A)
                                                              ----------------    --------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................    $  1,088,513       $   110,211
  Net realized gains on investments.........................       1,538,993           165,019
  Change in unrealized appreciation/depreciation on
     investments............................................      13,610,028         2,364,730
                                                                ------------       -----------
  Change in net assets from operations......................      16,237,534         2,639,960
                                                                ------------       -----------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income................................              --          (113,335)
  From net realized gains on investments....................         (78,607)          (86,412)
                                                                ------------       -----------
  Change in net assets resulting from dividends to
     shareholders...........................................         (78,607)         (199,747)
                                                                ------------       -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................      93,722,492        23,126,631
  Proceeds from dividends reinvested........................         261,863            16,493
  Cost of shares redeemed...................................      (6,940,624)          (89,394)
                                                                ------------       -----------
  Change in net assets from capital transactions............      87,043,731        23,053,730
                                                                ------------       -----------
  Change in net assets......................................     103,202,658        25,493,943
NET ASSETS:
  Beginning of year.........................................      25,493,943                --
                                                                ------------       -----------
  End of year...............................................    $128,696,601       $25,493,943
                                                                ============       ===========
UNDISTRIBUTED NET INVESTMENT INCOME.........................    $  1,087,395       $        --
                                                                ============       ===========
SHARE TRANSACTIONS:
  Shares issued.............................................       6,725,032         2,012,586
  Dividends reinvested......................................          20,110             1,526
  Shares redeemed...........................................        (515,937)           (8,098)
                                                                ------------       -----------
  Change in shares..........................................       6,229,205         2,006,014
                                                                ============       ===========

------------

(a)  Period from commencement of operations.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO NFJ SMALL CAP VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-four series, the USAZ AIM Basic Value Fund, the USAZ AIM Blue Chip Fund, the USAZ AIM Dent Demographic Trends Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Growth and Income Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ PIMCO NFJ Small Cap Value Fund, the USAZ PIMCO PEA Renaissance Fund, the USAZ PIMCO PEA Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ PIMCO NFJ Small Cap Value Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. Each Fund offers Class 1 and Class 2 shares. However, only Class 2 shares were available in 2004. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ PIMCO NFJ Small Cap Value Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as report by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO NFJ SMALL CAP VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the U.S., equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2004, the Fund had loans outstanding of:

                                                                                     AVERAGE VALUE ON LOAN
                                                      VALUE OF     VALUE OF LOANED    FOR THE YEAR ENDED
                                                     COLLATERAL      SECURITIES        DECEMBER 31 2004
                                                     -----------   ---------------   ---------------------
   USAZ PIMCO NFJ Small Cap Value Fund.............  $31,836,386     $31,123,689          $13,419,297

  The Fund received cash and non-cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio and the non-cash collateral represented short term instruments from Banco Santander Central Hispano SA at December 31, 2004. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained a money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager PIMCO Advisors Retail Holdings, LLC and NFJ Investment Group L.P. ("NFJ") and the Trust, NFJ provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2005.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO NFJ SMALL CAP VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  For the year ended December 31, 2004, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ PIMCO NFJ Small Cap Value Fund.........................     0.75%         1.35%*

  *  The annual expense limit was increased from 1.25% to 1.35% on May 1, 2004.

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2004, there are no reimbursements that may potentially be made in subsequent years.

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. Such officers are paid no fees directly by the Fund for serving as officers of the Fund. The Administrator is entitled to a complex level fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion plus an annual base fee of $1.25 million for the Trust, or $50,000 for each Fund if the Trust has more than 25 funds and is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  Certain Officers and Trustees of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles, except the Chief Compliance Officer. For their service to the Trust, four out of the six non-interested trustees were paid $31,000 and the other two non-interested trustees were paid $32,000 by the Funds during the year ended December 31, 2004 for meeting and retainer fees. Included in other expenses in the Statement of Operations is $4,492 paid by the Fund for meeting and retainer fees.

4. SECURITY PURCHASES AND SALES

  For the year ended December 31, 2004, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES       SALES
                                                                 -----------   -----------
   USAZ PIMCO NFJ Small Cap Value Fund.........................  $91,844,470   $12,742,308

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to it shareholders. Therefore, no provision is made for federal income taxes.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO NFJ SMALL CAP VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2004 and December 31, 2003 was $261,861 and $16,493, respectively, related to ordinary income.**

  As of December 31, 2004, the components of accumulated earnings on a tax basis was as follows:

                                UNDISTRIBUTED   UNDISTRIBUTED                                      TOTAL
                                  ORDINARY        LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                   INCOME       CAPITAL GAINS    EARNINGS     APPRECIATION***    EARNINGS
                                -------------   -------------   -----------   ---------------   -----------
   USAZ PIMCO NFJ Small Cap
     Value Fund...............   $2,011,686       $613,073      $2,624,759      $15,977,505     $18,602,264

   ** Total distributions paid differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

  *** The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

6. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  For corporate shareholders, 56.49% of the total ordinary income distributions paid during the fiscal year ended December 31, 2004 qualify for the corporate dividends received deduction.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.USAllianz.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for fiscal quarters ending March 31 and September 30 will be available no later than 60 days after the period end, without charge, on the Securities and Exchange Commissions' website at http://www.sec.gov.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO NFJ SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

                                                     YEAR ENDED    MAY 1, 2003 TO
                                                    DECEMBER 31,    DECEMBER 31,
                                                        2004          2003(A)
                                                    ------------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  12.71        $ 10.00
                                                      --------        -------
INVESTMENT ACTIVITIES:
  Net Investment Income...........................        0.13           0.08
  Net Realized and Unrealized Gains on
     Investments..................................        2.80           2.75
                                                      --------        -------
  Total from Investment Activities................        2.93           2.83
                                                      --------        -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...........................          --          (0.08)
  Net Realized Gains..............................       (0.01)         (0.04)
                                                      --------        -------
  Total Dividends.................................       (0.01)         (0.12)
                                                      --------        -------
NET ASSET VALUE, END OF PERIOD                        $  15.63        $ 12.71
                                                      ========        =======
TOTAL RETURN*(b)                                         23.10%         28.38%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................    $128,697        $25,494
Net Investment Income Net of
  Waivers/Reimbursements(c).......................        1.68%          1.54%
Expenses Before Waivers/Reimbursements**(c).......        1.23%(7/8)       1.60%
Expenses Net of Waivers/Reimbursements(c).........        1.23%(7/8)       1.25%
Portfolio Turnover Rate(b)........................       21.14%         13.67%

------------

* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
** During the period, certain fees were contractually reduced through April 30, 2005. If such fee reductions had not occurred, the ratios would have been as indicated.
( 7/8) Includes recoupment of prior expenses reimbursed by the
     Manager.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.

See accompanying notes to the financial statements.
 14

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ PIMCO NFJ Small Cap Value Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2004, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each period in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each period in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 15, 2005

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Harrison Conrad, Age 70     Trustee           Since 10/99     Retired; Board Member of           24              None
   79 Dorchester Rd.                                             Capital Re Corporation from
   Darien, CT 06820                                              1995 to December 1999;
                                                                 Retired from J.P. Morgan
                                                                 after 34 years.
   Roger Gelfenbien, Age 61    Trustee           Since 10/99     Retired; Partner of                24        Webster Financial
   37 Stonegate Dr.                                              Accenture from 1983 to                         Phoenix Edge
   Wethersfield, CT 06109                                        August 1999.                                 Funds (32 Funds)
   Dickson W. Lewis, Age 54    Trustee            Since 2/04     Vice President of Jostens,         24              None
   2355 Abingdon Way                                             Inc., a manufacturer of
   Long Lake, MN 55356                                           school products, 2001 to
                                                                 present; Senior Vice
                                                                 President of Fortis Group, a
                                                                 Life Insurance and
                                                                 Securities company, 1997 to
                                                                 2001
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001
   Claire R. Leonardi, Age 48  Trustee            Since 2/04     General Partner of Fairview        24              None
   289 Woodchuck Lane                                            Capital, L.P., a venture
   Harwinton, CT 06791                                           capital fund-of-funds, 9/94
                                                                 to present
   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment          24        Connecticut Water
   60                                                            Officer, Hartford Foundation                   Service, Inc.
   44 Foxboro Rd.                                                for Public Giving from
   Essex, CT 06426                                               September 2000 to January
                                                                 2003; Chairman, Chief
                                                                 Executive and President of
                                                                 Conning Corp. from September
                                                                 1999 to March 2000;
                                                                 Investment Consultant from
                                                                 1997 to September 1999
   Peter W. McClean, Age 60    Trustee            Since 2/04     President and CEO of               24              None
   18 Covewood Drive                                             Measurisk, a market risk
   Rowayton, CT 06853                                            information company, 2001 to
                                                                 present; Chief Risk
                                                                 Management Officer at Bank
                                                                 of Bermuda, Ltd., 4/96 to
                                                                 8/01

INTERESTED TRUSTEES**

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Chris Pinkerton, Age 46     Chairman of       Since 09/01     President, USAllianz               24            Franklin
   5701 Golden Hills Drive     the Board and                     Investor Services and Senior                     Templeton
   Minneapolis, MN 55416       President                         Vice President, Allianz Life                     Variable
                                                                 Insurance Co. of North                           Insurance
                                                                 America from April 1999 to                    Products Trust
                                                                 present; Vice President of                      (22 Funds)
                                                                 marketing, sales operations
                                                                 and director of marketing at
                                                                 Nationwide Financial
                                                                 Services from May 1977 to
                                                                 April 1999
   Jeffrey Kletti, Age 38      Trustee and        Since 2/04     Vice President Advisory            24              None
   5701 Golden Hills Drive     Vice President                    Management, USAllianz
   Minneapolis, MN 55416                                         Advisers 2000 to present;
                                                                 formerly, 2nd Vice President
                                                                 of Mutual Fund Marketing,
                                                                 Fortis Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
   NAME, ADDRESS, AND AGE         VIP TRUST             PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 59      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Curtis Barnes, Age 50       Assistant          Vice President of Legal Services of BISYS Fund Services from
   BISYS Fund Services, Inc.   Secretary          May 1995 to present.
   3435 Stelzer Road
   Columbus, OH 43219
   Troy Sheets, Age 33         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1996-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 36    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

  *  Member of the Audit Committee.

  ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (977) 833-7113.

                                USAZ(R)PIMCO PEA
                                RENAISSANCE FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2004

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                             Schedule of Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 7

                             Statement of Operations
                                     Page 8

                       Statements of Changes in Net Assets
                                     Page 9

                        Notes to the Financial Statements
                                     Page 10

                              Financial Highlights
                                     Page 14

             Report of Independent Registered Public Accounting Firm
                                     Page 15

                     Information about Trustees and Officers
                                     Page 16

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) PIMCO PEA RENAISSANCE FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ PIMCO PEA Renaissance Fund and PEA Capital LLC serves as Subadviser to the Fund.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?

The Fund gained 14.75% during the period. That compared to a 23.71% return for its benchmark, the Russell Midcap(R) Value Index(1).

The Fund and its benchmark benefited from strong gains among medium-sized value stocks. Energy, basic materials and financial services stocks led this portion of the market, while health-care and technology lagged.*

The Subadviser bases its investment decisions on "bottom-up" stock analysis that seeks attractively valued shares with promising long-term potential. The Subadviser uncovered more stocks meeting those criteria at the larger end of the mid-cap spectrum, following a five-year surge by smaller stocks. The emphasis on larger stocks hurt relative performance during 2004, as smaller stocks continued to lead the market.*

The Fund held overweight positions in the basic materials, technology and autos and transportation sectors, as the Subadviser's security selection process found opportunities in those sectors. Materials stocks outgained the market, boosting returns against the benchmark. Meanwhile, stock selection in that sector helped the Fund's materials allocation outperform that of the benchmark. The Fund's overweight positions in technology and transportation dragged on relative returns.*

The Fund maintained a relatively small position in energy stocks during 2004. That hurt relative returns, as energy was one of the market's best-performing sectors. Underweight positions in consumer discretionary, utilities and financial services stocks also dragged on returns against the index, despite strong stock selection within those sectors.*

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2004.

(1)The Russell MidCap(R) Value Index measures the performance of the securities found in the Russell MidCap universe with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ(R) PIMCO PEA RENAISSANCE FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Mid capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility than larger companies.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

              USAZ(R)PIMCO PEA Renaissance Fund     Russell Mid Cap(R)Value Index
            -------------------------------------   -----------------------------
11/5/2001                   10000                              10000
    12/01                   11020                              11143
                            11733                              12024
                            10142                              11462
                             7143                               9404
    12/02                    8256                              10069
                             7454                               9660
                             9774                              11389
                            10928                              12065
    12/03                   13100                              13902
                            13606                              14645
                            14012                              14898
                            13317                              15157
    12/04                   15032                              17197

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the investment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

                                              Since
                                            Inception
                                    1 Year  (11/5/01)
                                    ------  ----------
USAZ(R) PIMCO PEA Renaissance Fund  14.75%   13.80%
Russell MidCap(R) Value Index       23.71%   18.10%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell MidCap (R) Value Index, an unmanaged index that measures the performance of the securities found in the Russell MidCap universe with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

EXPENSE EXAMPLE AND PORTFOLIO COMPOSITION

  As a shareholder of the USAZ PIMCO PEA Renaissance Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ PIMCO PEA Renaissance Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/04         12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                          -------------   -------------   -----------------   -----------------
   USAZ PIMCO PEA Renaissance Fund......    $1,000.00       $1,072.80           $6.77               1.30%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ PIMCO PEA Renaissance Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/04         12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                          -------------   -------------   -----------------   -----------------
   USAZ PIMCO PEA Renaissance Fund......    $1,000.00       $1,018.60           $6.60               1.30%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

  The USAZ PIMCO PEA Renaissance Fund invested, as a percentage of net assets, in the following types of securities, as of December 31, 2004.

                                               PERCENT OF
   USAZ PIMCO PEA RENAISSANCE FUND             NET ASSETS
   -------------------------------             ----------
   Common Stock(1)...........................     80.6%
   Investment Companies......................      4.0
   Deposit Account...........................     15.5
                                                 -----
                                                 100.1%*
                                                 =====

   (1) Industry:

     Airlines..................................    1.7%
     Automobiles...............................    4.9
     Banking/Financial Services................   14.7
     Chemicals.................................    5.7
     Computers.................................    0.2
     Electronics...............................   10.4
     Health Care...............................    1.4
     Insurance.................................    2.6
     Manufacturing.............................    7.8
     Media.....................................    1.6
     Oil/Gas...................................    0.1
     Paper/Forest Products.....................    5.7
     Retail/Wholesale..........................    6.8
     Services..................................    0.9
     Telecommunications........................    3.2
     Tobacco...................................    1.1
     Transportation............................    4.7
     Utilities.................................    7.1
                                                 -----
                                                  80.6%
                                                 =====

  * Categories are shown as a percentage of net assets, not total investments, as such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO PEA RENAISSANCE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004


                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS (80.6%):
Airlines (1.7%):
   523,200   AMR Corp.*..................  $  5,729,040
   250,000   Delta Air Lines, Inc.*......     1,870,000
                                           ------------
                                              7,599,040
                                           ------------
Automobiles (4.9%):
   395,400   Navistar International
               Corp.*....................    17,389,692
   500,600   Visteon Corp. ..............     4,890,862
                                           ------------
                                             22,280,554
                                           ------------
Banking/Financial Services (14.7%):
   456,300   AmeriCredit Corp.*..........    11,156,535
   250,000   Aon Corp. ..................     5,965,000
   178,400   CIT Group, Inc. ............     8,174,288
   251,100   Fannie Mae..................    17,880,831
    58,700   Freddie Mac.................     4,326,190
   327,700   J.P. Morgan Chase & Co. ....    12,783,577
    78,790   Liberty Media International,
               Class A*..................     3,642,462
    65,800   PMI Group, Inc. ............     2,747,150
                                           ------------
                                             66,676,033
                                           ------------
Chemicals (5.7%):
   430,729   Crompton Corp. .............     5,082,602
    81,400   FMC Corp.*..................     3,931,620
   308,700   Lyondell Chemical Co. ......     8,927,604
   155,600   The Mosaic Co.*.............     2,539,392
   241,000   Olin Corp. .................     5,306,820
                                           ------------
                                             25,788,038
                                           ------------
Computers (0.2%):
     1,000   Electronic Data Systems
               Corp. ....................        23,100
    30,000   Take-Two Interactive
               Software, Inc.*...........     1,043,700
                                           ------------
                                              1,066,800
                                           ------------
Electronics (10.4%):
   226,300   Arrow Electronics, Inc.*....     5,499,090
   352,200   Avnet, Inc.*................     6,424,128
    47,700   Celestica, Inc.*............       673,047
   179,100   Kulicke & Soffa Industries,
               Inc.*.....................     1,543,842
   496,583   Micron Technology, Inc.*....     6,132,800
 1,969,914   Sanmina-SCI Corp.*..........    16,685,172
 1,593,700   Solectron Corp.*............     8,494,421
   132,200   Teradyne, Inc.*.............     2,256,654
                                           ------------
                                             47,709,154
                                           ------------
Health Care (1.4%):
   570,400   Tenet Healthcare Corp.*.....     6,262,992
                                           ------------


                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Insurance (2.6%):
   149,600   American Equity Investment
               Life Holding Co. .........  $  1,611,192
    76,100   Conseco, Inc.*..............     1,518,195
     8,200   Fairfax Financial Holdings,
               Ltd. .....................     1,382,434
    51,800   Loews Corp. ................     3,641,540
    65,000   Old Republic International
               Corp. ....................     1,644,500
    80,000   Scottish Re Group, Ltd. ....     2,072,000
                                           ------------
                                             11,869,861
                                           ------------
Manufacturing (7.8%):
   137,600   Alcan, Inc. ................     6,747,904
   240,400   ArvinMeritor, Inc. .........     5,377,748
 2,390,000   Bombardier, Inc., Class B...     4,741,747
   274,400   Cooper Tire & Rubber Co. ...     5,913,320
    30,000   Flowserve Corp.*............       826,200
    24,900   Knoll, Inc.*................       435,750
   145,000   Timken Co. .................     3,772,900
     6,300   Trinity Industries, Inc. ...       214,704
   220,400   Tyco International, Ltd. ...     7,877,096
                                           ------------
                                             35,907,369
                                           ------------
Media (1.6%):
   645,614   Liberty Media Corp., Class
               A*........................     7,088,842
                                           ------------
Oil/Gas (0.1%):
   109,100   Yukos, ADR..................       283,660
                                           ------------
Paper/Forest Products (5.7%):
   980,500   Abitibi-Consolidated,
               Inc. .....................     6,751,359
   344,900   Bowater, Inc. ..............    15,165,253
    80,000   Smurfit-Stone Container
               Corp.*....................     1,494,400
   392,600   Tembec, Inc.*...............     2,359,658
                                           ------------
                                             25,770,670
                                           ------------
Retail/Wholesale (6.8%):
    50,000   AnnTaylor Stores, Corp.*....     1,076,500
   150,000   Blockbuster, Inc., Class
               A.........................     1,431,000
    93,400   Hollywood Entertainment
               Corp.*....................     1,222,606
   248,600   J.C. Penney Company, Inc.
               (Holding Company).........    10,292,040
   285,000   Payless ShoeSource, Inc.*...     3,505,500
   311,300   Safeway, Inc.*..............     6,145,062
   242,600   Smithfield Foods, Inc.*.....     7,178,534
                                           ------------
                                             30,851,242
                                           ------------
Services (0.9%):
   505,000   BearingPoint, Inc.*.........     4,055,150
                                           ------------
Telecommunications (3.2%):
   117,700   Hutchison Telecommunications
               International, Ltd.,
               ADR*......................     1,594,835
   174,000   IDT Corp., Class B*.........     2,693,520
 1,083,204   UnitedGlobalCom, Inc., Class
               A*........................    10,463,751
                                           ------------
                                             14,752,106
                                           ------------

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO PEA RENAISSANCE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004


                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Tobacco (1.1%):
   180,300   Loews Corp. -- Carolina
               Group.....................  $  5,219,685
                                           ------------
Transportation (4.7%):
   220,600   CSX Corp. ..................     8,841,648
   307,700   Swift Transportation Co.,
               Inc.*.....................     6,609,396
   316,200   United Rentals, Inc.*.......     5,976,180
                                           ------------
                                             21,427,224
                                           ------------
Utilities (7.1%):
   245,000   AES Corp.*..................     3,349,150
   290,300   Allegheny Energy, Inc.*.....     5,721,813
   529,600   Allied Waste Industries,
               Inc.*.....................     4,914,688
    18,600   Foundation Coal Holdings,
               Inc.*.....................       428,916
 1,294,700   Reliant Resources, Inc.*....    17,672,655
                                           ------------
                                             32,087,222
                                           ------------
  Total Common Stocks
    (Cost $292,428,771)                     366,695,642
                                           ------------
                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
DEPOSIT ACCOUNT (15.5%):
70,373,741   NTRS London Deposit
               Account...................  $ 70,373,741
                                           ------------
  Total Deposit Account
    (Cost $70,373,741)                       70,373,741
                                           ------------
INVESTMENT COMPANIES (4.0%):
    70,000   Ishares Russell 1000 Value
               Index Fund................     4,643,100
    75,000   Ishares Trust S&P
               500/Barra.................     4,716,000
    71,900   Standard & Poors Depositary
               Receipt Trust Series 1....     8,692,710
                                           ------------
  Total Investment Companies
    (Cost $15,984,763)                       18,051,810
                                           ------------
  Total Investments
    (Cost $378,787,275) (a)--100.1%         455,121,193
  Net Other Assets/(Liabilities)--(0.1)%       (254,353)
                                           ------------
  Net Assets--100.0%                       $454,866,840
                                           ============

------------

*  Non-income producing security.

ADR -- American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $264,317. Cost for federal income tax purposes differs from fair value by net unrealized appreciation on securities as follows:

    Unrealized appreciation...................  $81,502,790
    Unrealized depreciation...................   (5,433,189)
                                                -----------
    Net unrealized appreciation...............  $76,069,601
                                                ===========

   The following represents the concentrations by country as of December 31, 2004 based upon the total fair value of investments.

    COUNTRY                                     PERCENTAGE
    -------                                     ----------
    United States.............................     96.6%
    Canada....................................      3.4%
                                                  ------
    Total.....................................    100.0%
                                                  ======

See accompanying notes to the financial statements.
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                                  USAZ
                                                               PIMCO PEA
                                                              RENAISSANCE
                                                                  FUND
                                                              ------------
ASSETS
Investments, at cost........................................  $378,787,275
                                                              ============
Investments, at fair value..................................  $455,121,193
Interest and dividends receivable...........................       194,779
Prepaid expenses............................................        11,656
                                                              ------------
  Total Assets..............................................   455,327,628
                                                              ------------
LIABILITIES
Manager fees payable........................................       326,669
Distribution fees payable...................................        92,804
Other accrued liabilities...................................        41,315
                                                              ------------
  Total Liabilities.........................................       460,788
                                                              ------------
NET ASSETS..................................................  $454,866,840
                                                              ============
NET ASSETS CONSIST OF:
  Capital...................................................   343,022,372
  Accumulated net realized gains on investments.............    35,510,550
  Net unrealized appreciation on investments................    76,333,918
                                                              ------------
NET ASSETS..................................................  $454,866,840
                                                              ============
Shares of beneficial interest (unlimited shares
  authorized)...............................................    30,891,955
Net Asset Value (offering and redemption price per share)...  $      14.72
                                                              ============

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                 USAZ
                                                               PIMCO PEA
                                                              RENAISSANCE
                                                                 FUND
                                                              -----------
INVESTMENT INCOME:
Interest....................................................  $    12,228
Dividends...................................................    3,227,318
Foreign tax withholding.....................................      (18,173)
Income from securities lending..............................      103,476
                                                              -----------
  Total Investment Income...................................    3,324,849
                                                              -----------
EXPENSES:
Manager fees................................................    2,555,854
Administration fees.........................................      331,007
Distribution fees...........................................      851,951
Fund accounting fees........................................        1,636
Custodian fees..............................................       30,121
Legal fees..................................................       60,264
Recoupment of prior expenses reimbursed by the Manager......      228,433
Other expenses..............................................      175,868
                                                              -----------
  Total Expenses............................................    4,235,134
                                                              -----------
NET INVESTMENT LOSS.........................................     (910,285)
                                                              -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments and foreign currency......   36,955,431
Net realized gain from payment by affiliate*................       74,241
Change in unrealized appreciation/depreciation on
  investments and foreign currency..........................   15,217,017
                                                              -----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS............   52,246,689
                                                              -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............  $51,336,404
                                                              ===========

* See note 3, in Notes to the Financial Statements.

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                              USAZ PIMCO PEA RENAISSANCE FUND
                                                              --------------------------------
                                                               YEAR ENDED         YEAR ENDED
                                                              DECEMBER 31,       DECEMBER 31,
                                                                  2004               2003
                                                              -------------      -------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment loss.......................................  $   (910,285)      $    (33,185)
  Net realized gains on investments and foreign currency....    36,955,431          7,887,538
  Net realized gain from payment by affiliate...............        74,241                 --
  Change in unrealized appreciation/depreciation on
     investments and foreign currency.......................    15,217,017         68,366,913
                                                              ------------       ------------
  Change in net assets from operations......................    51,336,404         76,221,266
                                                              ------------       ------------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income................................            --            (41,062)
  From net realized gains on investments....................    (2,837,670)        (2,419,648)
                                                              ------------       ------------
  Change in net assets resulting from dividends to
     shareholders...........................................    (2,837,670)        (2,460,710)
                                                              ------------       ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................   176,379,906        106,185,935
  Proceeds from dividends reinvested........................     5,257,326             44,060
  Cost of shares redeemed...................................   (27,643,443)        (5,864,818)
                                                              ------------       ------------
  Change in net assets from capital transactions............   153,993,789        100,365,177
                                                              ------------       ------------
  Change in net assets......................................   202,492,523        174,125,733
NET ASSETS:
  Beginning of year.........................................   252,374,317         78,248,584
                                                              ------------       ------------
  End of year...............................................  $454,866,840       $252,374,317
                                                              ============       ============
SHARE TRANSACTIONS:
  Shares issued.............................................    13,115,599         10,662,480
  Dividends reinvested......................................       405,585              4,583
  Shares redeemed...........................................    (2,153,543)          (651,790)
                                                              ------------       ------------
  Change in shares..........................................    11,367,641         10,015,273
                                                              ============       ============

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO PEA RENAISSANCE FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-four series, the USAZ AIM Basic Value Fund, the USAZ AIM Blue Chip Fund, the USAZ AIM Dent Demographic Trends Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Growth and Income Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ PIMCO NFJ Small Cap Value Fund, the USAZ PIMCO PEA Renaissance Fund, the USAZ PIMCO PEA Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ PIMCO PEA Renaissance Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. Each Fund offers Class 1 and Class 2 shares. However, only Class 2 shares were available in 2004. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ PIMCO PEA Renaissance Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as report by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the NY Stock Exchange (4 PM Eastern
  Time). Effective November 15, 2004, the Fund began utilizing a Fair Value Pricing Service to determine the fair value of securities when significant events occur.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold and on foreign currency

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO PEA RENAISSANCE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  FOREIGN CURRENCY TRANSLATION

  The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the U.S., equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2004, the Fund did not have loans outstanding.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO PEA RENAISSANCE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

                                                                  AVERAGE VALUE ON LOAN
                                                                   FOR THE YEAR ENDED
                                                                  DECEMBER 31, 2004(A)
                                                                  ---------------------
   USAZ PIMCO PEA Renaissance Fund.............................        $84,782,939

  (a) The average disclosed is for the time period that securities were lent.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained a money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, PEA Capital, LLC ("PEA") and the Trust, PEA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2005.

  For the year ended December 31, 2004, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ PIMCO PEA Renaissance Fund.............................     0.75%         1.30%*

  *  The annual expense limit was increased from 1.10% to 1.30% on May 1, 2004.

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2004, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                   EXPIRES
                                                                  12/31/2006
                                                                  ----------
   USAZ PIMCO PEA Renaissance Fund.............................    $124,137
                                                                   --------

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. Such officers are paid no fees directly by the Fund for serving as officers of the Fund. The Administrator is entitled to a complex level fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion plus an annual base fee of $1.25 million for the Trust, or $50,000 for each Fund if the Trust has more than 25 funds and is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  Certain Officers and Trustees of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles, except the Chief Compliance Officer. For their service to the Trust, four out of the six non-interested trustees were paid $31,000 and the other two non-interested trustees were paid $32,000 by the Funds during the year ended December 31, 2004 for meeting and retainer fees. Included in other expenses in the Statement of Operations is $28,061 paid by the Fund for meeting and retainer fees.

  In connection with a settlement with the Securities and Exchange Commission during the period, PEA reimbursed the Fund $74,241 for past commissions charged on security transactions. The reimbursement had a 0.02% effect on the Fund's total return during the period.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO PEA RENAISSANCE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

4. SECURITY PURCHASES AND SALES

  For the year ended December 31, 2004, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES        SALES
                                                                 ------------   ------------
   USAZ PIMCO PEA Renaissance Fund.............................  $237,138,268   $131,478,053

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to it shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the fiscal year ended December 31, 2004 was $3,503,827 related to ordinary income and $1,753,499 related to net long term capital gains and the fiscal year ended December 31, 2003 was $44,060 related to ordinary income.**

  As of December 31, 2004, the components of accumulated earnings on a tax basis was as follows:

                              UNDISTRIBUTED   UNDISTRIBUTED                                      TOTAL
                                ORDINARY        LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                 INCOME       CAPITAL GAINS    EARNINGS     APPRECIATION***     EARNINGS
                              -------------   -------------   -----------   ---------------   ------------
   USAZ PIMCO PEA
     Renaissance Fund.......   $9,699,680      $26,075,187    $35,774,867     $76,069,601     $111,844,468

  ** Total distributions paid differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

  *** The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

6. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  For corporate shareholders, 38.97% of the total ordinary income distributions paid during the fiscal year ended December 31, 2004 qualify for the corporate dividends received deduction.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.USAllianz.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for fiscal quarters ending March 31 and September 30 will be available no later than 60 days after the period end, without charge, on the Securities and Exchange Commissions' website at http://www.sec.gov.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO PEA RENAISSANCE FUND
FINANCIAL HIGHLIGHTS

                                                             YEAR ENDED
                                                            DECEMBER 31,            NOVEMBER 5, 2001 TO
                                                    -----------------------------      DECEMBER 31,
                                                      2004       2003      2002           2001(A)
                                                      ----     --------   -------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $  12.93   $   8.23   $ 11.02         $10.00
                                                    --------   --------   -------         ------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)....................     (0.03)        --*       --*            --*
  Net Realized and Unrealized Gains/(Losses) on
     Investments and Foreign Currency.............      1.92       4.82     (2.76)          1.02
                                                    --------   --------   -------         ------
  Total from Investment Activities................      1.89       4.82     (2.76)          1.02
                                                    --------   --------   -------         ------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...........................        --         --*       --*            --*
  Net Realized Gains..............................     (0.10)     (0.12)    (0.03)            --
                                                    --------   --------   -------         ------
  Total Dividends.................................     (0.10      (0.12)    (0.03)            --*
                                                    --------   --------   -------         ------
NET ASSET VALUE, END OF PERIOD....................  $  14.72   $  12.93   $  8.23         $11.02
                                                    ========   ========   =======         ======
TOTAL RETURN**(b).................................     14.75%     58.66%   (25.08)%        10.20%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................  $454,867   $252,374   $78,249         $9,197
Net Investment Income/(Loss) Net of
  Waivers/Reimbursements(c).......................     (0.26)%    (0.02)%    0.06%         (0.07)%
Expenses Before Waivers/ Reimbursements***(c).....      1.24%(7/8)     1.25%    1.40%         2.96%
Expenses Net of Waivers/ Reimbursements(c)........      1.24%(7/8)     1.10%    1.10%         1.07%
Portfolio Turnover Rate(b)........................     43.66%     61.79%    66.85%          8.84%

------------

*    Amount less than $.005.
** The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
*** During the period, certain fees were contractually reduced through April 30, 2005. If such fee reductions had not occurred, the ratios would have been as indicated.
( 7/8) Includes recoupment of prior expenses reimbursed by the
     Manager.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.

See accompanying notes to the financial statements.
 14

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ PIMCO PEA Renaissance Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each year in the two-year period then ended and the financial highlights for each period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended and the financial highlights for each period in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 15, 2005

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                              NUMBER OF
                                POSITION(S)                                                   PORTFOLIOS
                                 HELD WITH         TERM OF                                   OVERSEEN FOR   DIRECTORSHIPS HELD
                               USALLIANZ VIP    OFFICE/LENGTH     PRINCIPAL OCCUPATION(S)     USALLIANZ      OUTSIDE THE FUND
   NAME, ADDRESS, AND AGE          TRUST        OF TIME SERVED    DURING THE PAST 5 YEARS     VIP TRUST          COMPLEX
   ----------------------      --------------   --------------   --------------------------  ------------   ------------------
   Harrison Conrad, Age 70     Trustee           Since 10/99     Retired; Board Member of         24              None
   79 Dorchester Rd.                                             Capital Re Corporation
   Darien, CT 06820                                              from 1995 to December
                                                                 1999; Retired from J.P.
                                                                 Morgan after 34 years.
   Roger Gelfenbien, Age 61    Trustee           Since 10/99     Retired; Partner of              24        Webster Financial
   37 Stonegate Dr.                                              Accenture from 1983 to                     Phoenix Edge Funds
   Wethersfield, CT 06109                                        August 1999.                                  (32 Funds)
   Dickson W. Lewis, Age 54    Trustee            Since 2/04     Vice President of Jostens,       24              None
   2355 Abingdon Way                                             Inc., a manufacturer of
   Long Lake, MN 55356                                           school products, 2001 to
                                                                 present; Senior Vice
                                                                 President of Fortis Group,
                                                                 a Life Insurance and
                                                                 Securities company, 1997
                                                                 to 2001
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001
   Claire R. Leonardi, Age 48  Trustee            Since 2/04     General Partner of               24              None
   289 Woodchuck Lane                                            Fairview Capital, L.P., a
   Harwinton, CT 06791                                           venture capital
                                                                 fund-of-funds, 9/94 to
                                                                 present
   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment        24        Connecticut Water
   60                                                            Officer, Hartford                            Service, Inc.
   44 Foxboro Rd.                                                Foundation for Public
   Essex, CT 06426                                               Giving from September 2000
                                                                 to January 2003; Chairman,
                                                                 Chief Executive and
                                                                 President of Conning Corp.
                                                                 from September 1999 to
                                                                 March 2000; Investment
                                                                 Consultant from 1997 to
                                                                 September 1999
   Peter W. McClean, Age 60    Trustee            Since 2/04     President and CEO of             24              None
   18 Covewood Drive                                             Measurisk, a market risk
   Rowayton, CT 06853                                            information company, 2001
                                                                 to present; Chief Risk
                                                                 Management Officer at Bank
                                                                 of Bermuda, Ltd., 4/96 to
                                                                 8/01

INTERESTED TRUSTEES**

                                                                                              NUMBER OF
                                POSITION(S)                                                   PORTFOLIOS
                                 HELD WITH         TERM OF                                   OVERSEEN FOR   DIRECTORSHIPS HELD
                               USALLIANZ VIP    OFFICE/LENGTH     PRINCIPAL OCCUPATION(S)     USALLIANZ      OUTSIDE THE FUND
   NAME, ADDRESS, AND AGE          TRUST        OF TIME SERVED    DURING THE PAST 5 YEARS     VIP TRUST          COMPLEX
   ----------------------      --------------   --------------   --------------------------  ------------   ------------------
   Chris Pinkerton, Age 46     Chairman of       Since 09/01     President, USAllianz             24        Franklin Templeton
   5701 Golden Hills Drive     the Board and                     Investor Services and                      Variable Insurance
   Minneapolis, MN 55416       President                         Senior Vice President,                      Products Trust
                                                                 Allianz Life Insurance Co.                    (22 Funds)
                                                                 of North America from
                                                                 April 1999 to present;
                                                                 Vice President of
                                                                 marketing, sales
                                                                 operations and director of
                                                                 marketing at Nationwide
                                                                 Financial Services from
                                                                 May 1977 to April 1999
   Jeffrey Kletti, Age 38      Trustee and        Since 2/04     Vice President Advisory          24              None
   5701 Golden Hills Drive     Vice President                    Management, USAllianz
   Minneapolis, MN 55416                                         Advisers 2000 to present;
                                                                 formerly, 2nd Vice
                                                                 President of Mutual Fund
                                                                 Marketing, Fortis
                                                                 Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
   NAME, ADDRESS, AND AGE         VIP TRUST             PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 59      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Curtis Barnes, Age 50       Assistant          Vice President of Legal Services of BISYS Fund Services from
   BISYS Fund Services, Inc.   Secretary          May 1995 to present.
   3435 Stelzer Road
   Columbus, OH 43219
   Troy Sheets, Age 33         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1996-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 36    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

  *  Member of the Audit Committee.

  ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (977) 833-7113.

                                USAZ(R)PIMCO PEA
                                   VALUE FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2004

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                             Schedule of Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 7

                             Statement of Operations
                                     Page 8

                       Statements of Changes in Net Assets
                                     Page 9

                        Notes to the Financial Statements
                                     Page 10

                              Financial Highlights
                                     Page 14

             Report of Independent Registered Public Accounting Firm
                                     Page 15

                     Information about Trustees and Officers
                                     Page 16

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ (R) PIMCO PEA VALUE FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ PIMCO PEA Value Fund and PEA Capital LLC serves as Subadviser to the Fund.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?

The Fund gained 16.52% during the period, outperforming the 16.49% return of its benchmark, the Russell 1000(R) Value Index(1).

Value stocks generally performed well during 2004, helping the Fund and its benchmark generate strong gains. Energy, utilities and basic materials stocks led the market, while health-care lagged.*

The Subadviser employs a "bottom-up" stock selection strategy that focuses on long-term return potential. Strong stock-selection helped the Fund produce returns that were slightly ahead of its benchmark, despite the fact that the Subadviser held relatively small stakes in some market-leading sectors. For example, the Fund held an average of 3.89% of its assets in utilities stocks, much smaller than the benchmark's average 12.67% allocation. But strong stock selection offset the Fund's disadvantage when utilities stocks rallied: The Fund's utilities holdings more than doubled in value during 2004, well ahead of the returns of the broad utilities sector.*

The Fund's position in energy stocks also was significantly lower than that of the index throughout much of the period. That under-weight position occurred because many of the Fund's energy stocks were sold when they surged past the Subadviser's price targets in the spring. Energy stocks rallied again in the fall, and the Fund's underweight position dragged on returns.*

The Fund did hold an overweight stake in basic materials stocks, which boosted relative gains as the materials sector outperformed the market. Stock selection within the sector also helped returns against the benchmark. Meanwhile, the Fund held an overweight position in health-care, with an average stake more than 50% larger than that of the index. That position dragged on relative returns as health-care shares languished. That said, the Fund's health-care allocation significantly outperformed the health-care stocks in the benchmark. Stock selection also boosted relative returns in the consumer discretionary and producer durables sectors.*

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2004.

(1)The Russell 1000(R) Value Index measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ (R) PIMCO PEA VALUE FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

GROWTH OF A $10,000 INVESTMENT

[LINE GRAPH]

           USAZ(R)PIMCO PEA Value Fund  Russell 1000(R)Value Index
           ---------------------------  --------------------------
11/5/2001             10000                       10000
    12/01             10963                       10831
                      11841                       11274
                       9987                       10313
                       7186                        8377
    12/02              8233                        9149
                       7667                        8704
                       9738                       10208
                      10265                       10419
    12/03             11954                       11897
                      12736                       12257
                      13126                       12365
                      12762                       12556
    12/04             13929                       13859

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

                                       SINCE
                                     INCEPTION
                             1 YEAR  (11/5/01)
USAZ(R)PIMCO PEA Value Fund  16.52%    11.08%
Russell 1000(R)Value Index   16.49%    10.26%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell 1000(R) Value Index, an unmanaged index that measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

EXPENSE EXAMPLE AND PORTFOLIO COMPOSITION

  As a shareholder of the USAZ PIMCO PEA Value Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ PIMCO PEA Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/04         12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                          -------------   -------------   -----------------   -----------------
   USAZ PIMCO PEA Value Fund............    $1,000.00       $1,061.20           $6.22               1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ PIMCO PEA Value Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/04         12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                          -------------   -------------   -----------------   -----------------
   USAZ PIMCO PEA Value Fund............    $1,000.00       $1,019.10           $6.09               1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

  The USAZ PIMCO PEA Value Fund invested, as a percentage of net assets, in the following types of securities, as of December 31, 2004.

                                               PERCENT OF
   USAZ PIMCO PEA VALUE FUND                   NET ASSETS
   -------------------------                   ----------
   Common Stock(1)...........................     78.0%
   Investment Companies......................      4.6
   Deposit Account...........................     17.4
   Short-Term Investments*...................      5.4
                                               ----------
                                                 105.4%**
                                               ==========

   (1) Industry:

     Aerospace/Defense.........................    4.3%
     Automobiles...............................    0.8
     Banking/Financial Services................   25.7
     Computers.................................    3.6
     Electronics...............................    6.1
     Food......................................    0.8
     Insurance.................................    1.5
     Manufacturing.............................    9.6
     Media.....................................    4.5
     Oil/Gas...................................    0.1
     Paper/Forest Products.....................    1.3
     Pharmaceuticals...........................    4.3
     Retail/Wholesale..........................    4.7
     Telecommunications........................    0.5
     Tobacco...................................    5.2
     Utilities.................................    5.0
                                                 -----
                                                  78.0%
                                                 =====

  * Short-term investments represents the invested cash collateral received in connection with securities lending.

  ** Categories are shown as a percentage of net assets, not total investments, as such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO PEA VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004


                                               FAIR
 SHARES                                       VALUE
---------                                  ------------
COMMON STOCKS (78.0%):
Aerospace/Defense (4.3%):
  192,500   Boeing Co. ..................  $  9,965,725
                                           ------------
Automobiles (0.8%):
   40,400   Navistar International
              Corp.*(+)..................     1,776,792
                                           ------------
Banking/Financial Services (25.7%):
  156,718   Bank of America Corp. .......     7,364,179
  224,000   Citigroup, Inc. .............    10,792,320
  171,800   Fannie Mae...................    12,233,877
  145,800   Freddie Mac..................    10,745,460
  256,200   J.P. Morgan Chase & Co. .....     9,994,362
    8,000   Lehman Brothers Holdings,
              Inc. ......................       699,840
  101,500   Merrill Lynch & Company,
              Inc. ......................     6,066,655
    4,300   Morgan Stanley...............       238,736
   11,800   Prudential Financial,
              Inc. ......................       648,528
                                           ------------
                                             58,783,957
                                           ------------
Computers (3.6%):
   86,000   Electronic Data Systems
              Corp. .....................     1,986,600
  298,500   Hewlett-Packard Co. .........     6,259,545
                                           ------------
                                              8,246,145
                                           ------------
Electronics (6.1%):
  100,000   Avnet, Inc.*.................     1,824,000
  202,335   Micron Technology, Inc.*.....     2,498,837
  545,200   Sanmina-SCI Corp.*(+)........     4,617,844
   95,000   Sony Corp.(+)................     3,700,578
   85,700   Teradyne, Inc.*..............     1,462,899
                                           ------------
                                             14,104,158
                                           ------------
Food (0.8%):
  190,000   Cadbury Schweppes plc........     1,766,973
                                           ------------
Insurance (1.5%):
   97,700   Genworth Financial Inc.,
              Class A....................     2,637,900
   19,973   The St. Paul Travelers
              Companies, Inc. ...........       740,399
                                           ------------
                                              3,378,299
                                           ------------
Manufacturing (9.6%):
  631,000   ABB, Ltd. ...................     3,565,372
  137,235   Alcan, Inc.(+)...............     6,730,004
  201,100   Honeywell International,
              Inc. ......................     7,120,952
  124,700   Tyco International, Ltd. ....     4,456,778
                                           ------------
                                             21,873,106
                                           ------------
Media (4.5%):
  929,093   Liberty Media Corp., Class
              A*.........................    10,201,441
    9,100   Time Warner, Inc.*...........       176,904
                                           ------------
                                             10,378,345
                                           ------------
Oil/Gas (0.1%):
   65,000   Yukos, ADR(+)................       169,000
                                           ------------

 SHARES
   OR
PRINCIPAL                                      FAIR
 AMOUNT                                       VALUE
---------                                  ------------
COMMON STOCKS, CONTINUED
Paper/Forest Products (1.3%):
  361,300   Abitibi-Consolidated,
              Inc.(+)....................  $  2,487,778
   10,900   International Paper Co. .....       457,800
                                           ------------
                                              2,945,578
                                           ------------
Pharmaceuticals (4.3%):
    6,800   Bristol-Myers Squibb Co. ....       174,216
   64,100   Merck & Company, Inc. .......     2,060,174
  361,500   Schering-Plough Corp. .......     7,548,120
                                           ------------
                                              9,782,510
                                           ------------
Retail/Wholesale (4.7%):
   98,700   J.C. Penney Company, Inc.
              (Holding Company)..........     4,086,180
  337,600   Safeway, Inc.*...............     6,664,224
                                           ------------
                                             10,750,404
                                           ------------
Telecommunications (0.5%):
   37,000   Nextel Communications, Inc.,
              Class A*...................     1,110,000
    5,000   Nokia Corp., ADR.............        78,350
                                           ------------
                                              1,188,350
                                           ------------
Tobacco (5.2%):
  196,900   Altria Group, Inc. ..........    12,030,590
                                           ------------
Utilities (5.0%):
  211,300   General Electric Co. ........     7,712,450
   46,000   Korea Electric Power Corp.,
              ADR........................       609,040
  108,500   Waste Management, Inc. ......     3,248,490
                                           ------------
                                             11,569,980
                                           ------------
  Total Common Stocks
    (Cost $155,518,426)                     178,709,912
                                           ------------
CONVERTIBLE BOND (0.0%):
                                      Computers (0.0%):
$  86,000   Micron Technology, Inc.,
              2.50%, 2/1/10..............       101,695
                                           ------------
  Total Convertible Bond
    (Cost $86,000)                              101,695
                                           ------------
DEPOSIT ACCOUNT (17.4%):
39,902,642  NTRS London Deposit Account      39,902,642
                                           ------------
  Total Deposit Account
    (Cost $39,902,642)                       39,902,642
                                           ------------
INVESTMENT COMPANIES (4.6%):
   73,900   Ishares Russell 1000 Value
              Index Fund.................     4,901,787
   45,600   Ishares Trust S&P
              500/Barra..................     2,867,328
   23,200   Standard & Poors Depositary
              Receipt Trust Series
              1(+).......................     2,804,880
                                           ------------
               Total Investment Companies
                        (Cost $9,049,938)    10,573,995
                                           ------------

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO PEA VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004


                                               FAIR
 SHARES                                       VALUE
---------                                  ------------
COLLATERAL FOR SECURITIES ON LOAN (5.4%):
12,565,605  Northern Trust Institutional
              Liquid Asset Portfolio.....  $ 12,565,605
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $12,565,605)...................    12,565,605
                                           ------------
  Total Investments
    (Cost $217,122,611) (a)--105.4%         241,853,849
                                           ------------
  Net Other Assets/(Liabilities)--(5.4)%    (12,464,825)
                                           ------------
  Net Assets--100.0%                       $229,389,024
                                           ============

------------

*  Non-income producing security.

(+)  All or a portion of security is loaned as of December 31, 2004.

ADR -- American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $404,494. Cost for federal income tax purposes differs from fair value by net unrealized appreciation on securities as follows:

    Unrealized appreciation...................  $26,602,191
    Unrealized depreciation...................   (2,275,447)
                                                -----------
    Net unrealized appreciation...............  $24,326,744
                                                ===========

   The following represents the concentrations by country as of December 31, 2004 based upon the total fair value of investments.

    COUNTRY                                     PERCENTAGE
    -------                                     ----------
    United States.............................     94.9%
    Japan.....................................      1.6%
    Switzerland...............................      1.6%
    Canada....................................      1.1%
    United Kingdom............................      0.8%
                                                  ------
    Total.....................................    100.0%
                                                  ======

continued
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                                  USAZ
                                                               PIMCO PEA
                                                               VALUE FUND
                                                              ------------
ASSETS
Investments, at cost........................................  $217,122,611
                                                              ============
Investments, at fair value*.................................  $241,853,849
Interest and dividends receivable...........................       314,030
Prepaid expenses............................................         5,920
                                                              ------------
  Total Assets..............................................   242,173,799
                                                              ------------
LIABILITIES
Payable for cash collateral received on loaned securities...    12,565,605
Manager fees payable........................................       144,236
Distribution fees payable...................................        46,495
Other accrued liabilities...................................        28,439
                                                              ------------
  Total Liabilities.........................................    12,784,775
                                                              ------------
NET ASSETS..................................................  $229,389,024
                                                              ============
NET ASSETS CONSIST OF:
  Capital...................................................  $192,499,655
  Undistributed net investment income.......................       555,405
  Accumulated net realized gains on investments and foreign
     currency...............................................    11,602,726
  Net unrealized appreciation on investments and foreign
     currency...............................................    24,731,238
                                                              ------------
NET ASSETS..................................................  $229,389,024
                                                              ============
Shares of beneficial interest (unlimited shares
  authorized)...............................................    16,862,144
Net Asset Value (offering and redemption price per share)...  $      13.60
                                                              ============

------------

*    Includes securities on loan of $12,387,243.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                 USAZ
                                                               PIMCO PEA
                                                              VALUE FUND
                                                              -----------
INVESTMENT INCOME:
Interest....................................................  $     2,145
Dividends...................................................    2,532,254
Foreign tax withholding.....................................       (1,177)
Income from securities lending..............................        7,481
                                                              -----------
     Total Investment Income................................    2,540,703
                                                              -----------
EXPENSES:
Manager fees................................................    1,101,322
Administration fees.........................................      140,740
Distribution fees...........................................      367,107
Fund accounting fees........................................          672
Custodian fees..............................................       17,453
Legal fees..................................................       28,332
Other expenses..............................................       88,106
                                                              -----------
     Total expenses before waivers..........................    1,743,732
     Less expenses waived by the Manager....................      (16,745)
                                                              -----------
     Net Expenses...........................................    1,726,987
                                                              -----------
NET INVESTMENT INCOME.......................................      813,716
                                                              -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments and foreign currency......   12,304,684
Net realized gain from payment by affiliate*................       28,737
Change in unrealized appreciation/depreciation on
  investments and foreign currency..........................   10,051,812
                                                              -----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS............   22,385,233
                                                              -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............  $23,198,949
                                                              ===========

* See note 3, in Notes to the Financial Statements.

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                               USAZ PIMCO PEA VALUE FUND
                                                              ----------------------------
                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2004            2003
                                                              ------------    ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................  $    813,716    $   324,139
  Net realized gains on investments and foreign currency....    12,304,684      2,472,253
  Net realized gain from payment by affiliate...............        28,737             --
  Change in unrealized appreciation/depreciation on
     investments and foreign currency.......................    10,051,812     16,050,846
                                                              ------------    -----------
  Change in net assets from operations......................    23,198,949     18,847,238
                                                              ------------    -----------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income................................      (261,489)      (324,138)
  From net realized gains on investments....................    (1,124,908)            --
                                                              ------------    -----------
  Change in net assets resulting from dividends to
     shareholders...........................................    (1,386,397)      (324,138)
                                                              ------------    -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................   131,531,670     44,884,461
  Proceeds from dividends reinvested........................     1,580,763        184,001
  Cost of shares redeemed...................................   (10,500,250)    (1,974,012)
                                                              ------------    -----------
  Change in net assets from capital transactions............   122,612,183     43,094,450
                                                              ------------    -----------
  Change in net assets......................................   144,424,735     61,617,550
NET ASSETS:
  Beginning of year.........................................    84,964,289     23,346,739
                                                              ------------    -----------
  End of year...............................................  $229,389,024    $84,964,289
                                                              ============    ===========
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $    555,405    $        --
                                                              ============    ===========
SHARE TRANSACTIONS:
  Shares issued.............................................    10,377,234      4,582,090
  Dividends reinvested......................................       125,569         20,158
  Shares redeemed...........................................      (859,412)      (247,738)
                                                              ------------    -----------
  Change in shares..........................................     9,643,391      4,354,510
                                                              ============    ===========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO PEA VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-four series, the USAZ AIM Basic Value Fund, the USAZ AIM Blue Chip Fund, the USAZ AIM Dent Demographic Trends Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Growth and Income Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ PIMCO NFJ Small Cap Value Fund, the USAZ PIMCO PEA Renaissance Fund, the USAZ PIMCO PEA Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ PIMCO PEA Value Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. Each Fund offers Class 1 and Class 2 shares. However, only Class 2 shares were available in 2004. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ PIMCO PEA Value Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as report by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale for which there is no currently available price at close of the NY Stock Exchange (4 PM Eastern
  Time). Effective November 15, 2004, the Fund began utilizing a Fair Value Pricing Service to determine the fair value of securities when significant events occur.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold and on foreign currency

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO PEA VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  FOREIGN CURRENCY TRANSLATION

  The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the U.S., equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2004, the Fund had loans outstanding of:

                                                                                     AVERAGE VALUE ON LOAN
                                                      VALUE OF     VALUE OF LOANED    FOR THE YEAR ENDED
                                                     COLLATERAL      SECURITIES        DECEMBER 31, 2004
                                                     -----------   ---------------   ---------------------
   USAZ PIMCO PEA Value Fund.......................  $12,565,605     $12,387,243          $8,808,357

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO PEA VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio at December 31, 2004. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained a money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, PEA Capital, LLC ("PEA") and the Trust, PEA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2005.

  For the year ended December 31, 2004, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                   ANNUAL RATE    EXPENSE LIMIT
                                                                   -----------    -------------
   USAZ PIMCO PEA Value Fund...................................       0.75%           1.20%*

  *  The annual expense limit was increased from 1.10% to 1.20% on May 1, 2004.

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2004, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES      EXPIRES
                                                                 12/31/2005   12/31/2006   12/31/2007
                                                                 ----------   ----------   ----------
   USAZ PIMCO PEA Value Fund...................................   $92,259      $77,556      $16,745

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. Such officers are paid no fees directly by the Fund for serving as officers of the Fund. The Administrator is entitled to a complex level fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion plus an annual base fee of $1.25 million for the Trust, or $50,000 for each Fund if the Trust has more than 25 funds and is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  Certain Officers and Trustees of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles, except the Chief Compliance Officer. For their service to the Trust, four out of the six non-interested trustees were paid $31,000 and the other two non-interested trustees were paid $32,000 by the Funds during the year ended December 31, 2004 for meeting and retainer fees. Included in other expenses in the Statement of Operations is $11,240 paid by the Fund for meeting and retainer fees.

  In connection with a settlement with the Securities and Exchange Commission during the period, PEA reimbursed the Fund $28,737 for past commissions charged on security transactions. The reimbursement had a 0.02% effect on the Fund's total return during the period.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO PEA VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

4. SECURITY PURCHASES AND SALES

  For the year ended December 31, 2004, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES        SALES
                                                                 ------------   -----------
   USAZ PIMCO PEA Value Fund...................................  $142,155,590   $50,070,473

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to it shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the fiscal year ended December 31, 2004 was $1,074,048 related to ordinary income and $506,707 related to net long term capital gains and the fiscal year ended December 31, 2003 was $184,001 related to ordinary income.**

  As of December 31, 2004, the components of accumulated earnings on a tax basis was as follows:

                                   UNDISTRIBUTED   UNDISTRIBUTED                                      TOTAL
                                     ORDINARY        LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                      INCOME       CAPITAL GAINS    EARNINGS     APPRECIATION***    EARNINGS
                                   -------------   -------------   -----------   ---------------   -----------
   USAZ PIMCO PEA Value Fund.....   $6,739,130      $5,823,495     $12,562,625     $24,326,744     $36,889,369

  ** Total distributions paid differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

  *** The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

6. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  For corporate shareholders, 67.35% of the total ordinary income distributions paid during the fiscal year ended December 31, 2004 qualify for the corporate dividends received deduction.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.USAllianz.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for fiscal quarters ending March 31 and September 30 will be available no later than 60 days after the period end, without charge, on the Securities and Exchange Commissions' website at http://www.sec.gov.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO PEA VALUE FUND
FINANCIAL HIGHLIGHTS

                                                             YEAR ENDED
                                                            DECEMBER 31,           NOVEMBER 5, 2001 TO
                                                    ----------------------------      DECEMBER 31,
                                                      2004      2003      2002           2001(A)
                                                    --------   -------   -------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $  11.77   $  8.15   $ 10.96         $10.00
                                                    --------   -------   -------         ------
INVESTMENT ACTIVITIES:
  Net Investment Income...........................      0.06      0.06      0.02             --*
  Net Realized and Unrealized Gains/(Losses) on
     Investments and Foreign Currency.............      1.87      3.62     (2.74)          0.96
                                                    --------   -------   -------         ------
  Total from Investment Activities................      1.93      3.68     (2.72)          0.96
                                                    --------   -------   -------         ------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...........................     (0.02)    (0.06)    (0.02)            --*
  Net Realized Gains..............................     (0.08)       --     (0.07)            --
                                                    --------   -------   -------         ------
  Total Dividends.................................     (0.10)    (0.06)    (0.09)            --*
                                                    --------   -------   -------         ------
NET ASSET VALUE, END OF PERIOD....................  $  13.60   $ 11.77   $  8.15         $10.96
                                                    ========   =======   =======         ======
TOTAL RETURN**(b).................................     16.52%    45.21%   (24.90)%         9.63%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................  $229,389   $84,964   $23,347         $6,461
Net Investment Income Net of
  Waivers/Reimbursements(c).......................      0.56%     0.73%     0.57%          0.11%
Expenses Before Waivers/Reimbursements***(c)......      1.19%     1.27%     1.78%          3.43%
Expenses Net of Waivers/Reimbursements(c).........      1.18%     1.10%     1.10%          1.09%
Portfolio Turnover Rate(b)........................     38.88%    80.85%   115.67%         15.83%

------------

*    Amount less than $.005.
** The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
*** During the period, certain fees were contractually reduced through April 30, 2005. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.

See accompanying notes to the financial statements.
 14

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ PIMCO PEA Value Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each year in the two-year period then ended and the financial highlights for each period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended and the financial highlights for each period in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 15, 2005

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Harrison Conrad, Age 70     Trustee           Since 10/99     Retired; Board Member of           24              None
   79 Dorchester Rd.                                             Capital Re Corporation from
   Darien, CT 06820                                              1995 to December 1999;
                                                                 Retired from J.P. Morgan
                                                                 after 34 years.
   Roger Gelfenbien, Age 61    Trustee           Since 10/99     Retired; Partner of                24        Webster Financial
   37 Stonegate Dr.                                              Accenture from 1983 to                         Phoenix Edge
   Wethersfield, CT 06109                                        August 1999.                                 Funds (32 Funds)
   Dickson W. Lewis, Age 54    Trustee            Since 2/04     Vice President of Jostens,         24              None
   2355 Abingdon Way                                             Inc., a manufacturer of
   Long Lake, MN 55356                                           school products, 2001 to
                                                                 present; Senior Vice
                                                                 President of Fortis Group, a
                                                                 Life Insurance and
                                                                 Securities company, 1997 to
                                                                 2001
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001
   Claire R. Leonardi, Age 48  Trustee            Since 2/04     General Partner of Fairview        24              None
   289 Woodchuck Lane                                            Capital, L.P., a venture
   Harwinton, CT 06791                                           capital fund-of-funds, 9/94
                                                                 to present
   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment          24        Connecticut Water
   60                                                            Officer, Hartford Foundation                   Service, Inc.
   44 Foxboro Rd.                                                for Public Giving from
   Essex, CT 06426                                               September 2000 to January
                                                                 2003; Chairman, Chief
                                                                 Executive and President of
                                                                 Conning Corp. from September
                                                                 1999 to March 2000;
                                                                 Investment Consultant from
                                                                 1997 to September 1999
   Peter W. McClean, Age 60    Trustee            Since 2/04     President and CEO of               24              None
   18 Covewood Drive                                             Measurisk, a market risk
   Rowayton, CT 06853                                            information company, 2001 to
                                                                 present; Chief Risk
                                                                 Management Officer at Bank
                                                                 of Bermuda, Ltd., 4/96 to
                                                                 8/01

INTERESTED TRUSTEES**

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Chris Pinkerton, Age 46     Chairman of       Since 09/01     President, USAllianz               24            Franklin
   5701 Golden Hills Drive     the Board and                     Investor Services and Senior                     Templeton
   Minneapolis, MN 55416       President                         Vice President, Allianz Life                     Variable
                                                                 Insurance Co. of North                           Insurance
                                                                 America from April 1999 to                    Products Trust
                                                                 present; Vice President of                      (22 Funds)
                                                                 marketing, sales operations
                                                                 and director of marketing at
                                                                 Nationwide Financial
                                                                 Services from May 1977 to
                                                                 April 1999
   Jeffrey Kletti, Age 38      Trustee and        Since 2/04     Vice President Advisory            24              None
   5701 Golden Hills Drive     Vice President                    Management, USAllianz
   Minneapolis, MN 55416                                         Advisers 2000 to present;
                                                                 formerly, 2nd Vice President
                                                                 of Mutual Fund Marketing,
                                                                 Fortis Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
   NAME, ADDRESS, AND AGE         VIP TRUST             PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 59      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Curtis Barnes, Age 50       Assistant          Vice President of Legal Services of BISYS Fund Services from
   BISYS Fund Services, Inc.   Secretary          May 1995 to present.
   3435 Stelzer Road
   Columbus, OH 43219
   Troy Sheets, Age 33         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1996-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 36    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

  *  Member of the Audit Committee.

  ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (977) 833-7113.

                                USAZ(R)VAN KAMPEN
                             AGGRESSIVE GROWTH FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2004

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                             Schedule of Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 8

                             Statement of Operations
                                     Page 9

                       Statements of Changes in Net Assets
                                     Page 10

                        Notes to the Financial Statements
                                     Page 11

                              Financial Highlights
                                     Page 15

             Report of Independent Registered Public Accounting Firm
                                     Page 16

                     Information about Trustees and Officers
                                     Page 17

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) VAN KAMPEN AGGRESSIVE GROWTH FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ Van Kampen Aggressive Growth Fund and Van Kampen Asset Management serves as Subadviser to the Fund.

Van Kampen Asset Management is a wholly owned subsidiary of Van Kampen Investments Inc. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?

The Fund gained 14.32%, underperforming the 15.48% return for its benchmark, the Russell MidCap(R) Growth Index(1). The Fund's positions in the consumer discretionary, health-care and technology sectors provided the largest positive contribution to absolute returns. Its stakes in consumer staples, telecommunications and utilities contributed relatively little. Strong performance by mid-cap stocks helped the Fund's gains, while growth stocks' relatively weak performance hurt returns.*

Strong stock selection played a large role in helping post a positive performance. Selection in the consumer discretionary sector had the largest positive impact, while the Fund's holdings in technology, industrials and energy also boosted relative performance. Stock selection in financial services, telecommunications services, consumer staples and health-care dragged on relative returns.*

The Fund's overall sector allocations had a negative impact on returns against the benchmark, largely due to underweight positions in the consumer discretionary, health-care, and industrials sectors. An overweight position in basic materials and underweight stakes in technology and consumer staples added to relative returns, however.*

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2004.

(1)The Russell MidCap(R) Growth Index measures the performance of individual securities found in the Russell MidCap universe with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index, although they can invest in the underlying securities.

USAZ (R) VAN KAMPEN AGGRESSIVE GROWTH FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is capital growth. This objective may be changed by the Trustees of the Fund without shareholder approval. In pursuit of its objective, the Fund normally invests at least 65% of its total assets in common stocks or other equity securities, including preferred stocks and convertible securities, that the Fund's Subadviser believes have an above-average potential for capital growth.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Mid capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

GROWTH OF A $10,000 INVESTMENT

[LINE GRAPH]

            USAZ(R)Van Kampen Aggressive Growth Fund  Russell MidCap(R)Growth Index
            ----------------------------------------  -----------------------------
5/1/2001                    10000                                10000
                             9360                                 9958
                             7140                                 7190
   12/01                     8100                                 9136
                             7690                                 8974
                             6680                                 7336
                             5670                                 6076
   12/02                     5480                                 6632
                             5480                                 6631
                             6480                                 7875
                             6800                                 8439
   12/03                     7540                                 9465
                             7950                                 9922
                             8170                                10027
                             7790                                 9593
   12/04                     8620                                10930

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

                                                    SINCE
                                            1     INCEPTION
                                           YEAR    (5/1/01)
USAZ(R)Van Kampen Aggressive Growth Fund  14.32%    -3.96%
Russell MidCap(R)Growth Index             15.48%    2.45%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell MidCap(R) Growth Index, an unmanaged index which measures the performance of individual securities found in the Russell MidCap universe with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

EXPENSE EXAMPLE AND PORTFOLIO COMPOSITION

  As a shareholder of the USAZ Van Kampen Aggressive Growth Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Van Kampen Aggressive Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                              BEGINNING     ENDING ACCOUNT     EXPENSE PAID        EXPENSE RATIO
                                            ACCOUNT VALUE       VALUE         DURING PERIOD*       DURING PERIOD
                                               7/1/04          12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                            -------------   --------------   -----------------   -----------------
   USAZ Van Kampen Aggressive Growth
     Fund.................................    $1,000.00       $1,055.10            $6.72               1.30%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Van Kampen Aggressive Growth Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                              BEGINNING     ENDING ACCOUNT     EXPENSE PAID        EXPENSE RATIO
                                            ACCOUNT VALUE       VALUE         DURING PERIOD*       DURING PERIOD
                                               7/1/04          12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                            -------------   --------------   -----------------   -----------------
   USAZ Van Kampen Aggressive Growth
     Fund.................................    $1,000.00       $1,018.60            $6.60               1.30%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

  The USAZ Van Kampen Aggressive Growth Fund invested, as a percentage of net assets, in the following types of securities, as of December 31, 2004.

                                               PERCENT OF
   USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND      NET ASSETS
   --------------------------------------      ----------
   Common Stock(1)...........................     98.4%
   U.S. Government Sponsored Enterprise......      8.2
   Short-Term Investments*...................     24.8
                                                 -----
                                                 131.4%**
                                                 =====

   (1) Industry:

     Consumer Discretionary....................   24.5%
     Consumer Staples..........................    0.5
     Energy....................................    7.7
     Financials................................    6.9
     Health Care...............................   18.3
     Industrials...............................   10.5
     Information Technology....................   23.0
     Materials.................................    5.1
     Real Estate Investment Trust..............    0.8
     Utilities.................................    1.1
                                                 -----
                                                  98.4%
                                                 =====

  * Short-term investments represents the invested cash collateral received in connection with securities lending.

  ** Categories are shown as a percentage of net assets, not total investments, as such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004


                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS (98.4%):
Consumer Discretionary (24.5%):
     17,095   Aeropostale, Inc.*.........  $    503,106
     14,190   Alliance Data Systems
                Corp.*...................       673,741
     11,440   American Eagle Outfitters,
                Inc. ....................       538,824
     17,330   BJ's Wholesale Club,
                Inc.*(+).................       504,823
     14,440   Boyd Gaming Corp.(+).......       601,426
     17,180   Brunswick Corp. ...........       850,410
     11,500   Burlington Northern Santa
                Fe Corp. ................       544,065
     14,300   Catalina Marketing
                Corp.(+).................       423,709
     45,430   Circuit City Stores,
                Inc.(+)..................       710,525
     20,010   Coach, Inc.*...............     1,128,564
     14,510   CVS Corp. .................       653,966
     17,090   Dick's Sporting Goods,
                Inc.*(+).................       600,714
     11,240   eBay, Inc.*................     1,306,987
      5,760   FedEx Corp. ...............       567,302
     11,570   Getty Images, Inc.*(+).....       796,595
      8,670   Harman International
                Industries, Inc. ........     1,101,090
     11,330   J.B. Hunt Transportation
                Services, Inc. ..........       508,151
     17,130   J.C. Penney Company,
                Inc. ....................       709,182
      5,830   Las Vegas Sands Corp.*.....       279,840
     14,580   Marriott International,
                Inc., Class A............       918,248
      8,760   Meredith Corp. ............       474,792
     11,510   MSC Industrial Direct Co.,
                Inc., Class A............       414,130
     20,420   Pacific Sunwear of
                California, Inc.*........       454,549
     17,180   Robert Half International,
                Inc.(+)..................       505,607
     11,540   Ryder System, Inc. ........       551,266
     14,070   Starbucks Corp.*...........       877,405
     20,740   Starwood Hotels & Resorts
                Worldwide, Inc. .........     1,211,216
     11,400   Urban Outfitters, Inc.*....       506,160
     11,590   Williams-Sonoma, Inc.*.....       406,114
      8,710   Wynn Resorts, Ltd.*(+).....       582,873
     30,910   Xm Satellite Radio
                Holdings, Inc., Class
                A*(+)....................     1,162,834
     11,480   Yellow Roadway Corp.*(+)...       639,551
     14,380   YUM! Brands, Inc. .........       678,448
                                           ------------
                                             22,386,213
                                           ------------
Consumer Staples (0.5%):
      8,650   Hershey Foods Corp. .......       480,421
                                           ------------
Energy (7.7%):
     35,040   Archer-Daniels-Midland
                Co. .....................       781,742
     14,370   Baker Hughes, Inc. ........       613,168
     14,470   Devon Energy Corp. ........       563,172
     17,120   Maverick Tube Corp.*(+)....       518,736
      7,290   Murphy Oil Corp. ..........       586,481
     11,580   Noble Energy, Inc. ........       714,023
      8,520   Precision Drilling
                Corp.*(+)................       535,056
      8,460   Smith International,
                Inc.*....................       460,309
     11,180   Southwestern Energy
                Co.*(+)..................       566,714
     17,440   Ultra Petroleum Corp.*.....       839,387
     17,200   Valero Energy Corp. .......       780,880
                                           ------------
                                              6,959,668
                                           ------------


                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS, CONTINUED
Financials (6.9%):
      8,650   Affiliated Managers Group,
                Inc.*(+).................  $    585,951
     11,570   Bank of Hawaii Corp. ......       587,062
      8,850   Bear Stearns Companies,
                Inc. ....................       905,444
     41,690   Charles Schwab Corp. ......       498,612
     17,100   CIT Group, Inc. ...........       783,522
      8,730   Compass Bancshares,
                Inc. ....................       424,889
     17,570   Hibernia Corp., Class A....       518,491
     17,490   KeyCorp....................       592,911
     11,500   Legg Mason, Inc.(+)........       842,490
     11,590   W.R. Berkley Corp. ........       546,700
                                           ------------
                                              6,286,072
                                           ------------
Health Care (18.3%):
     35,100   Abgenix, Inc.*(+)..........       362,934
     11,560   Advanced Medical
                Optics*(+)...............       475,578
     11,680   American Pharmaceutical
                Partners, Inc.*(+).......       436,949
     11,760   AtheroGenics, Inc.*(+).....       277,066
     11,300   Biogen Idec, Inc.*.........       752,693
     20,600   Biomet, Inc. ..............       893,833
     11,610   C.R. Bard, Inc. ...........       742,808
      9,230   Cephalon, Inc.*(+).........       469,622
     14,470   Charles River Laboratories
                International,
                Inc.*(+).................       665,765
     17,270   Community Health Systems,
                Inc.*....................       481,488
     14,460   Covance, Inc.*.............       560,325
     14,535   Coventry Health Care,
                Inc.*....................       771,518
     11,800   Dade Behring Holdings,
                Inc.*(+).................       660,800
     11,770   Digene Corp.*(+)...........       307,786
     11,670   Edwards Lifesciences
                Corp.*(+)................       481,504
     23,570   Eon Labs, Inc.*(+).........       636,390
     11,420   Eyetech Pharmaceuticals,
                Inc.*(+).................       519,610
     33,950   Gilead Sciences, Inc.*.....     1,187,910
      5,690   IDEXX Laboratories,
                Inc.*....................       310,617
      5,850   INAMED Corp.*..............       370,013
      8,630   Kinetic Concepts,
                Inc.*(+).................       658,469
     11,630   Laboratory Corporation of
                America Holdings*........       579,407
     17,450   MedImmune, Inc.*...........       473,070
     11,360   Neurocrine Biosciences,
                Inc.*(+).................       560,048
     17,220   Patterson Companies,
                Inc.*(+).................       747,176
     11,540   Sierra Health Services,
                Inc.*(+).................       635,969

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004


                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS, CONTINUED
Health Care, continued
     23,380   Teva Pharmaceutical
                Industries, Ltd.,
                ADR(+)...................  $    698,127
     11,510   Zimmer Holdings, Inc.*.....       922,180
                                           ------------
                                             16,639,655
                                           ------------
Industrials (10.5%):
     11,470   Armor Holdings, Inc.*(+)...       539,319
      5,610   Black & Decker Corp. ......       495,531
     14,310   Brinks Co. ................       565,531
     11,610   ChoicePoint, Inc.*.........       533,944
      8,630   Corporate Executive Board
                Co.(+)...................       577,692
      5,730   Cummins, Inc. .............       480,117
      8,570   KB Home....................       894,709
     28,630   Lam Research Corp.*(+).....       827,693
      8,800   Parker Hannifin Corp. .....       666,512
      5,880   Precision Castparts
                Corp. ...................       386,198
     14,580   R.R. Donnelley & Sons
                Co. .....................       514,528
     17,470   Rockwell Automation,
                Inc. ....................       865,639
     11,370   Standard-Pacific
                Corp.(+).................       729,272
     17,310   Tektronix, Inc. ...........       522,935
      5,840   Textron, Inc. .............       430,992
     11,610   United Defense Industries,
                Inc.*....................       548,573
                                           ------------
                                              9,579,185
                                           ------------

Information Technology (23.0%):
     14,420   Adobe Systems, Inc. .......       904,711
     28,740   Altera Corp.*..............       594,918
     11,550   Amphenol Corp., Class A*...       424,347
     22,960   Apple Computer, Inc.*......     1,478,623
     23,160   ATI Technologies, Inc.*....       449,072
     43,200   Autodesk, Inc. ............     1,639,439
      8,870   Avid Technology, Inc.*.....       547,723
     29,580   BMC Software, Inc.*........       550,188
     56,960   Brocade Communications
                Systems, Inc.*...........       435,174
      5,770   CACI International, Inc.,
                Class A*(+)..............       393,110
     14,060   Cognizant Technology
                Solutions Corp.*.........       595,160
     14,310   Cognos, Inc.*..............       630,499
     35,090   Comverse Technology,
                Inc.*(+).................       857,951
     22,790   Cree, Inc.*(+).............       913,423
     11,490   Digital River, Inc.*(+)....       478,099
     11,540   DST Systems, Inc.*.........       601,465
     11,390   F5 Networks, Inc.*.........       554,921
      5,690   Flir Systems, Inc.*........       362,965
      8,680   Global Payments, Inc.(+)...       508,127
      8,710   Harris Corp. ..............       538,191
      8,690   Infospace, Inc.*(+)........       413,210
     29,010   Juniper Networks, Inc.*....       788,782
     17,470   Marvell Technology Group,
                Ltd.*....................       619,661
     28,510   Micrel, Inc.*..............       314,180
     11,530   NCR Corp.*.................       798,222
     29,240   Nextel Partners, Inc.,
                Class A*.................       571,350
     28,650   RSA Security, Inc.*(+).....       574,719
     60,170   Skyworks Solutions,
                Inc.*(+).................       567,403
     17,530   STMicroelectronics N.V., NY
                Shares, ADR(+)...........       338,680
     47,580   Symantec Corp.*............     1,225,661
     17,550   VeriSign, Inc. ............       588,276
     23,600   VERITAS Software Corp.*....       673,780
                                           ------------
                                             20,932,030
                                           ------------

  SHARES
    OR
 PRINCIPAL                                     FAIR
  AMOUNT                                      VALUE
-----------                                ------------
COMMON STOCKS, CONTINUED
Materials (5.1%):
      8,600   Ceradyne, Inc.*(+).........  $    492,006
     11,640   Cytec Industries, Inc. ....       598,529
     14,470   Eastman Chemical Co. ......       835,353
     17,320   Masco Corp. ...............       632,700
     17,270   Nucor Corp.(+).............       903,911
      5,650   Phelps Dodge Corp.(+)......       558,898
     11,710   Rayonier, Inc. ............       572,736
                                           ------------
                                              4,594,133
                                           ------------
Real Estate Investment Trust (0.8%):
     11,340   New Century Financial
                Corp. ...................       724,739
                                           ------------
Utilities (1.1%):
     14,480   Novatel Wireless,
                Inc.*(+).................       280,622
     23,340   Western Wireless Corp.,
                Class A*(+)..............       683,862
                                           ------------
                                                964,484
                                           ------------
  Total Common Stocks
    (Cost $74,659,775)                       89,546,600
                                           ------------
U.S. GOVERNMENT SPONSORED ENTERPRISE (8.2%):
Federal National Mortgage Association (8.2%):
$ 7,413,000     1.27%, 1/3/05 (b)........     7,413,000
                                           ------------
  Total U.S. Government Sponsored
    Enterprise
    (Cost $7,412,485)
                                              7,413,000
                                           ------------
DEPOSIT ACCOUNT (0.0%):
      1,631   TNT Offshore Deposit
                Account..................         1,631
                                           ------------
  Total Deposit Account
    (Cost $1,631)                                 1,631
                                           ------------

continued
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004


                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COLLATERAL FOR SECURITIES ON LOAN
(24.8%):
 22,596,101   Northern Trust
                Institutional Liquid
                Asset Portfolio..........  $ 22,596,101
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $22,596,101)                       22,596,101
                                           ------------
  Total Investments
    (Cost $104,669,992) (a)--131.4%         119,557,332
  Net Other Assets/(Liabilities)--(31.4)%   (28,622,422)
                                           ------------
  Net Assets--100.0%                       $ 90,934,910
                                           ============


------------

*  Non-income producing security.

(+)  All or a portion of security is loaned as of December 31, 2004.

ADR-- American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $2,261. Cost for federal income tax purposes differs from fair value by net unrealized appreciation on securities as follows:

    Unrealized appreciation...................  $15,426,179
    Unrealized depreciation...................     (541,100)
                                                -----------
    Net unrealized appreciation...............  $14,885,079
                                                ===========

(b) Discount Note. The rate presented represents the effective yield at December 31, 2004.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                                    USAZ
                                                                 VAN KAMPEN
                                                              AGGRESSIVE GROWTH
                                                                    FUND
                                                              -----------------
ASSETS
Investments, at cost........................................    $104,669,992
                                                                ============
Investments, at fair value*.................................    $119,557,332
Interest and dividends receivable...........................          36,934
Prepaid expenses............................................           2,356
                                                                ------------
  Total Assets..............................................     119,596,622
                                                                ------------
LIABILITIES
Payable for investments purchased...........................       5,972,620
Payable for cash collateral received on loaned securities...      22,596,101
Manager fees payable........................................          62,895
Distribution fees payable...................................          18,652
Other accrued liabilities...................................          11,444
                                                                ------------
  Total Liabilities.........................................      28,661,712
                                                                ------------
NET ASSETS..................................................    $ 90,934,910
                                                                ============
NET ASSETS CONSIST OF:
  Capital...................................................      74,509,364
  Accumulated net realized gains on investments.............       1,538,206
  Net unrealized appreciation on investments................      14,887,340
                                                                ------------
NET ASSETS..................................................    $ 90,934,910
                                                                ============
Shares of beneficial interest (unlimited shares
  authorized)...............................................      10,548,500
Net Asset Value (offering and redemption price per share)...    $       8.62
                                                                ============

------------

*    Includes securities on loan of $22,508,446.

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                    USAZ
                                                                 VAN KAMPEN
                                                              AGGRESSIVE GROWTH
                                                                    FUND
                                                              -----------------
INVESTMENT INCOME:
Interest....................................................     $    63,692
Dividends...................................................         348,690
Income from securities lending..............................          14,450
                                                                 -----------
     Total Investment Income................................         426,832
                                                                 -----------
EXPENSES:
Manager fees................................................         613,193
Administration fees.........................................          66,126
Distribution fees...........................................         170,331
Fund accounting fees........................................           1,747
Custodian fees..............................................          25,501
Legal fees..................................................          11,353
Other expenses..............................................          37,626
                                                                 -----------
     Total expenses before waivers..........................         925,877
     Less expenses waived by the Manager....................         (49,868)
                                                                 -----------
     Net Expenses...........................................         876,009
                                                                 -----------
NET INVESTMENT LOSS.........................................        (449,177)
                                                                 -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments...........................       2,965,892
Change in unrealized appreciation/depreciation on
  investments...............................................       7,390,336
                                                                 -----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS............      10,356,228
                                                                 -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............     $ 9,907,051
                                                                 ===========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                      USAZ VAN KAMPEN
                                                                  AGGRESSIVE GROWTH FUND
                                                              -------------------------------
                                                                 YEAR ENDED       YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,
                                                                    2004             2003
                                                              ----------------   ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment loss.......................................    $   (449,177)    $  (214,028)
  Net realized gains on investments.........................       2,965,892       1,170,982
  Change in unrealized appreciation/depreciation on
     investments............................................       7,390,336       7,565,937
                                                                ------------     -----------
  Change in net assets from operations......................       9,907,051       8,522,891
                                                                ------------     -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................      45,657,173      28,951,687
  Cost of shares redeemed...................................     (13,319,957)     (1,048,680)
                                                                ------------     -----------
  Change in net assets from capital transactions............      32,337,216      27,903,007
                                                                ------------     -----------
  Change in net assets......................................      42,244,267      36,425,898
NET ASSETS:
  Beginning of year.........................................      48,690,643      12,264,745
                                                                ------------     -----------
  End of year...............................................    $ 90,934,910     $48,690,643
                                                                ============     ===========
SHARE TRANSACTIONS:
  Shares issued.............................................       5,794,271       4,375,825
  Shares redeemed...........................................      (1,701,603)       (157,468)
                                                                ------------     -----------
  Change in shares..........................................       4,092,668       4,218,357
                                                                ============     ===========

See accompanying notes to the financial statements.
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-four series, the USAZ AIM Basic Value Fund, the USAZ AIM Blue Chip Fund, the USAZ AIM Dent Demographic Trends Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Growth and Income Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ PIMCO NFJ Small Cap Value Fund, the USAZ PIMCO PEA Renaissance Fund, the USAZ PIMCO PEA Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Van Kampen Aggressive Growth Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. Each Fund offers Class 1 and Class 2 shares. However, only Class 2 shares were available in 2004. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Van Kampen Aggressive Growth Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as report by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the U.S., equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2004, the Fund had loans outstanding of:

                                                                                     AVERAGE VALUE ON LOAN
                                                      VALUE OF     VALUE OF LOANED    FOR THE YEAR ENDED
                                                     COLLATERAL      SECURITIES        DECEMBER 31, 2004
                                                     -----------   ---------------   ---------------------
   USAZ Van Kampen Aggressive Growth Fund..........  $23,080,667     $22,508,446          $15,206,936

  The Fund received cash and non-cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio and the non-cash collateral represented short term instruments from Banco Santander Central Hispano SA at December 31, 2004. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained a money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, Van Kampen Asset Management, Inc. ("VKAM") and the Trust, VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2005.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  For the year ended December 31, 2004, the Manager fees of the Fund were based on a tiered structure for various net asset levels such as: the first $100 million at 0.90%, the next $150 million at 0.85%, the next $250 million at 0.825%, and over $500 million at 0.80%. The annual expense limit of the Fund was 1.30%*.

   * The annual expense limit was increased from 1.25% to 1.30% on May 1, 2004.

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2004, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES      EXPIRES
                                                                 12/31/2005   12/31/2006   12/31/2007
                                                                 ----------   ----------   ----------
   USAZ Van Kampen Aggressive Growth Fund......................   $119,405     $70,584      $49,868

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. Such officers are paid no fees directly by the Fund for serving as officers of the Fund. The Administrator is entitled to a complex level fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion plus an annual base fee of $1.25 million for the Trust, or $50,000 for each Fund if the Trust has more than 25 funds and is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  Certain Officers and Trustees of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles, except the Chief Compliance Officer. For their service to the Trust, four out of the six non-interested trustees were paid $31,000 and the other two non-interested trustees were paid $32,000 by the Funds during the year ended December 31, 2004 for meeting and retainer fees. Included in other expenses in the Statement of Operations is $5,583 paid by the Fund for meeting and retainer fees.

  For the year ended December 31, 2004, the Fund paid approximately $6,700 to affiliated broker/dealers of the manager and/or subadvisor on executions of purchases and sales of the Fund's portfolio investments.

4. SECURITY PURCHASES AND SALES

  For the year ended December 31, 2004, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES        SALES
                                                                 ------------   -----------
   USAZ Van Kampen Aggressive Growth Fund......................  $132,207,036   $98,334,429

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to it shareholders. Therefore, no provision is made for federal income taxes.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  As of December 31, 2004, the components of accumulated earnings on a tax basis was as follows:

                                               UNDISTRIBUTED                                     TOTAL
                                                 LONG TERM     ACCUMULATED     UNREALIZED     ACCUMULATED
                                               CAPITAL GAINS    EARNINGS     APPRECIATION**    EARNINGS
                                               -------------   -----------   --------------   -----------
   USAZ Van Kampen Aggressive Growth Fund....   $1,540,467     $1,540,467     $14,885,079     $16,425,546

  **The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.USAllianz.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for fiscal quarters ending March 31 and September 30 will be available no later than 60 days after the period end, without charge, on the Securities and Exchange Commissions' website at http://www.sec.gov.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                       YEAR ENDED DECEMBER 31,     MAY 1, 2001 TO
                                                     ---------------------------    DECEMBER 31,
                                                      2004      2003      2002        2001(A)
                                                     -------   -------   -------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............   $  7.54   $  5.48   $  8.10      $ 10.00
                                                     -------   -------   -------      -------
INVESTMENT ACTIVITIES:
  Net Investment Loss.............................     (0.04)    (0.03)    (0.02)       (0.02)
  Net Realized and Unrealized Gains/(Losses) on
     Investments..................................      1.12      2.09     (2.60)       (1.88)
                                                     -------   -------   -------      -------
  Total from Investment Activities................      1.08      2.06     (2.62)       (1.90)
                                                     -------   -------   -------      -------
NET ASSET VALUE, END OF PERIOD....................   $  8.62   $  7.54   $  5.48      $  8.10
                                                     =======   =======   =======      =======
TOTAL RETURN*(b)..................................     14.32%    37.59%   (32.35)%     (19.00)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................   $90,935   $48,691   $12,265      $ 2,999
Net Investment Loss Net of
  Waivers/Reimbursements(c).......................     (0.66)%   (0.80)%   (0.76)%      (0.72)%
Expenses Before Waivers/Reimbursements**(c).......      1.36%     1.51%     3.12%        7.59%
Expenses Net of Waivers/Reimbursements(c).........      1.29%     1.25%     1.25%        1.25%
Portfolio Turnover Rate(b)........................    153.27%   184.79%   260.54%      188.58%

------------

* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
** During the period, certain fees were contractually reduced through April 30, 2005. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.

See accompanying notes to the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Van Kampen Aggressive Growth Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each year in the two-year period then ended and the financial highlights for each period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended and the financial highlights for each period in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 15, 2005

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Harrison Conrad, Age 70     Trustee           Since 10/99     Retired; Board Member of           24              None
   79 Dorchester Rd.                                             Capital Re Corporation from
   Darien, CT 06820                                              1995 to December 1999;
                                                                 Retired from J.P. Morgan
                                                                 after 34 years.
   Roger Gelfenbien, Age 61    Trustee           Since 10/99     Retired; Partner of                24        Webster Financial
   37 Stonegate Dr.                                              Accenture from 1983 to                         Phoenix Edge
   Wethersfield, CT 06109                                        August 1999.                                 Funds (32 Funds)
   Dickson W. Lewis, Age 54    Trustee            Since 2/04     Vice President of Jostens,         24              None
   2355 Abingdon Way                                             Inc., a manufacturer of
   Long Lake, MN 55356                                           school products, 2001 to
                                                                 present; Senior Vice
                                                                 President of Fortis Group, a
                                                                 Life Insurance and
                                                                 Securities company, 1997 to
                                                                 2001
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001
   Claire R. Leonardi, Age 48  Trustee            Since 2/04     General Partner of Fairview        24              None
   289 Woodchuck Lane                                            Capital, L.P., a venture
   Harwinton, CT 06791                                           capital fund-of-funds, 9/94
                                                                 to present
   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment          24        Connecticut Water
   60                                                            Officer, Hartford Foundation                   Service, Inc.
   44 Foxboro Rd.                                                for Public Giving from
   Essex, CT 06426                                               September 2000 to January
                                                                 2003; Chairman, Chief
                                                                 Executive and President of
                                                                 Conning Corp. from September
                                                                 1999 to March 2000;
                                                                 Investment Consultant from
                                                                 1997 to September 1999
   Peter W. McClean, Age 60    Trustee            Since 2/04     President and CEO of               24              None
   18 Covewood Drive                                             Measurisk, a market risk
   Rowayton, CT 06853                                            information company, 2001 to
                                                                 present; Chief Risk
                                                                 Management Officer at Bank
                                                                 of Bermuda, Ltd., 4/96 to
                                                                 8/01

INTERESTED TRUSTEES**

                                                                                              NUMBER OF
                                POSITION(S)                                                   PORTFOLIOS
                                 HELD WITH         TERM OF                                   OVERSEEN FOR   DIRECTORSHIPS HELD
                               USALLIANZ VIP    OFFICE/LENGTH     PRINCIPAL OCCUPATION(S)     USALLIANZ      OUTSIDE THE FUND
   NAME, ADDRESS, AND AGE          TRUST        OF TIME SERVED    DURING THE PAST 5 YEARS     VIP TRUST          COMPLEX
   ----------------------      --------------   --------------   --------------------------  ------------   ------------------
   Chris Pinkerton, Age 46     Chairman of       Since 09/01     President, USAllianz             24        Franklin Templeton
   5701 Golden Hills Drive     the Board and                     Investor Services and                      Variable Insurance
   Minneapolis, MN 55416       President                         Senior Vice President,                      Products Trust
                                                                 Allianz Life Insurance Co.                    (22 Funds)
                                                                 of North America from
                                                                 April 1999 to present;
                                                                 Vice President of
                                                                 marketing, sales
                                                                 operations and director of
                                                                 marketing at Nationwide
                                                                 Financial Services from
                                                                 May 1977 to April 1999
   Jeffrey Kletti, Age 38      Trustee and        Since 2/04     Vice President Advisory          24              None
   5701 Golden Hills Drive     Vice President                    Management, USAllianz
   Minneapolis, MN 55416                                         Advisers 2000 to present;
                                                                 formerly, 2nd Vice
                                                                 President of Mutual Fund
                                                                 Marketing, Fortis
                                                                 Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
   NAME, ADDRESS, AND AGE         VIP TRUST             PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 59      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Curtis Barnes, Age 50       Assistant          Vice President of Legal Services of BISYS Fund Services from
   BISYS Fund Services, Inc.   Secretary          May 1995 to present.
   3435 Stelzer Road
   Columbus, OH 43219
   Troy Sheets, Age 33         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1996-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 36    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

  *  Member of the Audit Committee.

  ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (977) 833-7113.

                               USAZ(R) VAN KAMPEN
                                 COMSTOCK FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2004

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                             Schedule of Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 7

                             Statement of Operations
                                     Page 8

                       Statements of Changes in Net Assets
                                     Page 9

                        Notes to the Financial Statements
                                     Page 10

                              Financial Highlights
                                     Page 14

             Report of Independent Registered Public Accounting Firm
                                     Page 15

                     Information about Trustees and Officers
                                     Page 16

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) VAN KAMPEN COMSTOCK FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ Van Kampen Comstock Fund and Van Kampen Asset Management serves as Subadviser to the Fund.

Van Kampen Asset Management is a wholly owned subsidiary of Van Kampen Investments, Inc. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?

The Fund gained 17.12%, outperforming the 16.49% return of its benchmark, the Russell 1000(R) Value Index(1). The Fund's positions in the energy, financial services, utilities and telecommunications services sectors provided the largest positive contributions to absolute return. Meanwhile, stocks in the industrials, health-care and technology sectors contributed the smallest amount to the Fund's gains.*

Stock selection boosted the Fund's gains relative to the benchmark in a number of sectors, particularly utilities, energy, telecommunications services and financial services. The Fund's relative gains also benefited from overweight sector allocations in energy, materials, and consumer staples, as well as underweights in financials, consumer discretionary, and technology.*

The Fund held underweight positions in the industrials sector during the period. That sector posted strong performance, so the Fund's small allocation dragged on relative returns. An underweight position in health-care also was also a drag on relative performance. Stock selection in the consumer staples, basic materials and technology sectors also weighed on returns against the benchmark.*

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2004.

(1)The Russell 1000(R) Value Index measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ(R) VAN KAMPEN COMSTOCK FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek capital growth and income through investing in equity securities, including common stock, preferred stocks and convertible securities. This objective may be changed by the Trustees of the Fund without shareholder approval. In pursuit of its objective, the Fund normally invests at least 80% of its total assets in common stocks. In selecting securities for investment, the Fund focuses primarily on the security's potential for capital growth and income.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

GROWTH OF A $10,000 INVESTMENT

                  USAZ(R) Van Kampen Comstock Fund Russell 1000(R) Value Index
                  -------------------------------- ---------------------------
05/01/2001                      10000                        10000
                                10070                         9998
                                 8820                         8903
     12/01                       9437                         9559
                                 9813                         9951
                                 8435                         9103
                                 6837                         7394
     12/02                       7562                         8076
                                 7267                         7683
                                 8555                         9010
                                 8841                         9196
     12/03                       9870                        10501
                                10188                        10819
                                10335                        10914
                                10582                        11082
     12/04                      11560                        12233

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

                                                      SINCE
                                      1             INCEPTION
                                     YEAR           (5/1/01)
USAZ(R)Van Kampen Comstock Fund      17.12%            4.03%
Russell 1000(R)Value Index           16.49%            5.65%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell 1000(R) Value Index, an unmanaged index that measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

EXPENSE EXAMPLE AND PORTFOLIO COMPOSITION

  As a shareholder of the USAZ Van Kampen Comstock Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Van Kampen Comstock Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                           BEGINNING     ENDING ACCOUNT     EXPENSE PAID        EXPENSE RATIO
                                         ACCOUNT VALUE       VALUE         DURING PERIOD*       DURING PERIOD
                                            7/1/04          12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                         -------------   --------------   -----------------   -----------------
   USAZ Van Kampen Comstock Fund.......    $1,000.00       $1,118.50            $6.39                1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Van Kampen Comstock Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                           BEGINNING     ENDING ACCOUNT     EXPENSE PAID        EXPENSE RATIO
                                         ACCOUNT VALUE       VALUE         DURING PERIOD*       DURING PERIOD
                                            7/1/04          12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                         -------------   --------------   -----------------   -----------------
   USAZ Van Kampen Comstock Fund.......    $1,000.00       $1,019.10            $6.09                1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

The USAZ Van Kampen Comstock Fund invested, as a percentage of net assets, in the following types of securities, as of December 31, 2004.

                                               PERCENT OF
   USAZ VAN KAMPEN COMSTOCK FUND               NET ASSETS
   -----------------------------               ----------
   Common Stock(1)...........................     91.0%
   U.S. Government Sponsored Enterprise......      8.9
                                                  ----
                                                  99.9%*
                                                  ====

   (1) Industry:

     Consumer Discretionary....................   10.1%
     Consumer Staples..........................    9.5
     Energy....................................   10.0
     Financials................................   20.9
     Health Care...............................   13.2
     Industrials...............................    0.2
     Information Technology....................    3.3
     Materials.................................   12.3
     Utilities.................................   11.5
                                                 -----
                                                  91.0%
                                                 =====

  * Categories are shown as a percentage of net assets, not total investments, as such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN COMSTOCK FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004


                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS (91.0%):
Consumer Discretionary (10.1%):
    206,700   Clear Channel
                Communications, Inc. ....  $  6,922,382
     57,900   Darden Restaurants,
                Inc. ....................     1,606,146
     79,300   Eastman Kodak Co. .........     2,557,425
     48,450   Federated Department
                Stores, Inc. ............     2,799,926
     74,600   Jones Apparel Group,
                Inc. ....................     2,728,122
    465,800   Liberty Media Corp., Class
                A*.......................     5,114,484
     35,855   Liberty Media
                International, Inc.,
                Class A*.................     1,657,577
    107,300   Mattel, Inc. ..............     2,091,277
     56,100   May Department Stores
                Co. .....................     1,649,340
     64,060   McDonald's Corp. ..........     2,053,764
    170,100   Time Warner, Inc.*.........     3,306,744
    217,360   Walt Disney Co. ...........     6,042,608
                                           ------------
                                             38,529,795
                                           ------------
Consumer Staples (9.5%):
    114,530   Altria Group, Inc. ........     6,997,783
     97,600   Coca-Cola Co. .............     4,063,088
     58,560   CVS Corp. .................     2,639,299
    138,020   Kimberly-Clark Corp. ......     9,083,096
    156,800   Kraft Foods, Inc., Class
                A........................     5,583,648
     63,090   Kroger Co.*................     1,106,599
    101,600   Unilever NV, NY Shares.....     6,777,736
                                           ------------
                                             36,251,249
                                           ------------
Energy (10.0%):
     27,560   BP plc, ADR................     1,609,504
     39,630   ConocoPhillips.............     3,441,073
     92,000   GlobalSantaFe Corp. .......     3,046,120
    281,230   Halliburton Co. ...........    11,035,465
    127,500   Petroleo Brasileiro S. A.,
                ADR......................     5,071,950
     38,700   Royal Dutch Petroleum Co.,
                NY Shares................     2,220,606
     53,170   Schlumberger, Ltd. ........     3,559,732
     50,000   Total Fina Elf SA, ADR.....     5,492,000
     62,300   Transocean, Inc.*..........     2,640,897
                                           ------------
                                             38,117,347
                                           ------------
Financials (20.9%):
     47,300   Allstate Corp. ............     2,446,356
     19,760   Ambac Financial Group,
                Inc. ....................     1,622,889
     45,300   Assurant, Inc. ............     1,383,915
    211,300   Bank of America Corp. .....     9,928,987
      3,465   Capital One Financial
                Corp. ...................       291,788
     80,590   Chubb Corp. ...............     6,197,371
    199,240   Citigroup, Inc. ...........     9,599,383
     23,600   Fannie Mae.................     1,680,556
    213,620   Freddie Mac................    15,743,793
     59,400   Genworth Financial, Inc.,
                Class A..................     1,603,800


                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS, CONTINUED
Financials, continued
     13,700   Hartford Financial Services
                Group, Inc. .............  $    949,547
     39,580   J.P. Morgan Chase & Co. ...     1,544,016
     17,600   Lehman Brothers Holdings,
                Inc. ....................     1,539,648
     35,880   Merrill Lynch & Company,
                Inc. ....................     2,144,548
     61,700   MetLife, Inc. .............     2,499,467
     85,100   PNC Financial Services
                Group, Inc. .............     4,888,144
      4,300   RenaissanceRe Holdings,
                Ltd. ....................       223,944
     36,439   St. Paul Travelers
                Companies, Inc. .........     1,350,794
      7,690   SunTrust Banks, Inc. ......       568,137
     55,450   Torchmark Corp. ...........     3,168,413
     29,532   Wachovia Corp. ............     1,553,383
    131,290   Wells Fargo & Co. .........     8,159,674
                                           ------------
                                             79,088,553
                                           ------------
Health Care (13.2%):
     49,300   AmerisourceBergen Corp. ...     2,892,924
    498,000   Bristol-Myers Squibb
                Co. .....................    12,758,760
    353,100   GlaxoSmithKline plc, ADR...    16,733,409
    185,062   Pfizer, Inc. ..............     4,976,317
     41,270   Roche Holding AG, ADR......     4,750,895
    191,260   Schering-Plough Corp. .....     3,993,509
     98,790   Wyeth......................     4,207,466
                                           ------------
                                             50,313,280
                                           ------------
Industrials (0.2%):
     26,740   Cognex Corp. ..............       746,046
                                           ------------
Information Technology (3.3%):
     33,400   Affiliated Computer
                Services, Inc., Class
                A*.......................     2,010,345
     11,000   Andrew Corp.*..............       149,930
      9,330   Check Point Software
                Technologies, Ltd.*......       229,798
     60,370   Credence Systems Corp.*....       552,386
     20,354   Telefonaktiebolaget LM
                Ericsson, Sponsored
                ADR......................       640,947
     69,875   Flextronics International,
                Ltd.*....................       965,673
    117,349   Hewlett-Packard Co. .......     2,460,808
      6,600   Intel Corp. ...............       154,374
     10,490   International Business
                Machines Corp. ..........     1,034,104
     13,120   Jabil Circuit, Inc.*.......       335,610
     38,010   KEMET Corp.*...............       340,190
      9,775   Lexmark International,
                Inc.*....................       830,875
     25,700   Microsoft Corp. ...........       686,447
     36,250   Nokia Corp., ADR...........       568,038
      6,390   Novellus Systems, Inc.*....       178,217
     50,990   SunGard Data Systems,
                Inc.*....................     1,444,546
                                           ------------
                                             12,582,288
                                           ------------

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN COMSTOCK FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004


                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS, CONTINUED
Materials (12.3%):
    221,500   Alcoa, Inc. ...............  $  6,959,530
     75,660   Dow Chemical Co. ..........     3,745,927
    167,900   E. I. du Pont de Nemours
                and Co. .................     8,235,495
    263,800   Georgia-Pacific Corp. .....     9,887,224
    359,400   International Paper Co. ...    15,094,800
      3,952   Neenah Paper, Inc.*........       128,835
     62,000   Rohm and Haas Co. .........     2,742,260
                                           ------------
                                             46,794,071
                                           ------------
Utilities (11.5%):
      3,600   Amdocs, Ltd.*..............        94,500
     80,950   American Electric Power
                Company, Inc. ...........     2,779,823
     48,790   Constellation Energy Group,
                Inc. ....................     2,132,611
     47,300   Dominion Resources,
                Inc. ....................     3,204,102
     91,400   FirstEnergy Corp. .........     3,611,214
     36,240   Public Service Enterprise
                Group, Inc. .............     1,876,145
    384,500   SBC Communications,
                Inc. ....................     9,908,565
     12,090   Scottish Power plc, ADR....       376,724
    307,510   Sprint Corp. ..............     7,641,624

  SHARES
    OR
 PRINCIPAL                                     FAIR
  AMOUNT                                      VALUE
-----------                                ------------
COMMON STOCKS, CONTINUED
Utilities, continued
     18,910   TXU Corp. .................  $  1,220,830
    273,300   Verizon Communications,
                Inc. ....................    11,071,382
                                           ------------
                                             43,917,520
                                           ------------
  Total Common Stocks
    (Cost $294,612,104)                     346,340,149
                                           ------------
U.S. GOVERNMENT SPONSORED ENTERPRISE (8.9%):
Federal National Mortgage Association (8.9%):
$33,735,000   1.27%, 1/3/05 (b)..........    33,735,000
                                           ------------
  Total U.S. Government Sponsored
    Enterprise
    (Cost $33,732,657)
                                             33,735,000
                                           ------------
DEPOSIT ACCOUNT (0.0%):
     95,267   TNT Offshore Deposit
                Account..................        95,267
                                           ------------
  Total Deposit Account
    (Cost $95,267)                               95,267
                                           ------------
  Total Investments
    (Cost $328,440,028) (a)--99.9%          380,170,416
  Net Other Assets/(Liabilities)--0.1%          203,736
                                           ------------
  Net Assets--100.0%                       $380,374,152
                                           ============

------------

*  Non-income producing security.

ADR -- American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $826,058. Cost for federal income tax purposes differs from fair value by net unrealized appreciation on securities as follows:

    Unrealized appreciation...................  $53,164,502
    Unrealized depreciation...................   (2,260,172)
                                                -----------
    Net unrealized appreciation...............  $50,904,330
                                                ===========

(b) Discount Note. The rate presented represents the effective yield at December 31, 2004.

See accompanying notes to the financial statements.
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                              USAZ VAN KAMPEN
                                                               COMSTOCK FUND
                                                              ---------------
ASSETS
Investments, at cost........................................   $328,440,028
                                                               ============
Investments, at fair value..................................   $380,170,416
Interest and dividends receivable...........................        475,017
Receivable for investments sold.............................         77,442
Prepaid expenses............................................          9,812
                                                               ------------
  Total Assets..............................................    380,732,687
                                                               ------------
LIABILITIES
Manager fees payable........................................        242,960
Distribution fees payable...................................         77,978
Other accrued liabilities...................................         37,597
                                                               ------------
  Total Liabilities.........................................        358,535
                                                               ------------
NET ASSETS..................................................   $380,374,152
                                                               ============
NET ASSETS CONSIST OF:
  Capital...................................................    306,937,591
  Undistributed net investment income.......................      1,962,052
  Accumulated net realized gains on investments.............     19,744,121
  Net unrealized appreciation on investments................     51,730,388
                                                               ------------
NET ASSETS..................................................   $380,374,152
                                                               ============
Shares of beneficial interest (unlimited shares
  authorized)...............................................     33,881,182
Net Asset Value (offering and redemption price per share)...   $      11.23
                                                               ============

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                              USAZ VAN KAMPEN
                                                               COMSTOCK FUND
                                                              ---------------
INVESTMENT INCOME:
Interest....................................................    $   303,243
Dividends...................................................      6,165,931
Income from securities lending..............................         19,081
                                                                -----------
     Total Investment Income................................      6,488,255
                                                                -----------
EXPENSES:
Manager fees................................................      2,105,328
Administration fees.........................................        269,884
Distribution fees...........................................        696,331
Fund accounting fees........................................          1,411
Custodian fees..............................................         36,278
Legal fees..................................................         50,818
Recoupment of prior expenses reimbursed by the Manager......         32,342
Other expenses..............................................        150,001
                                                                -----------
     Total Expenses.........................................      3,342,393
                                                                -----------
NET INVESTMENT INCOME.......................................      3,145,862
                                                                -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments...........................     22,939,443
Change in unrealized appreciation/depreciation on
  investments...............................................     21,912,132
                                                                -----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS............     44,851,575
                                                                -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    $47,997,437
                                                                ===========

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    USAZ VAN KAMPEN
                                                                     COMSTOCK FUND
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2004           2003
                                                              ------------   ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................  $  3,145,862   $  1,364,070
  Net realized gains on investments.........................    22,939,443      3,183,901
  Change in unrealized appreciation/depreciation on
     investments............................................    21,912,132     33,077,720
                                                              ------------   ------------
  Change in net assets from operations......................    47,997,437     37,625,691
                                                              ------------   ------------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income................................    (1,183,810)    (1,364,070)
                                                              ------------   ------------
  Change in net assets resulting from dividends to
     shareholders...........................................    (1,183,810)    (1,364,070)
                                                              ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................   141,989,411     91,979,852
  Proceeds from dividends reinvested........................     1,990,032        911,427
  Cost of shares redeemed...................................   (11,683,502)      (721,789)
                                                              ------------   ------------
  Change in net assets from capital transactions............   132,295,941     92,169,490
                                                              ------------   ------------
  Change in net assets......................................   179,109,568    128,431,111
NET ASSETS:
  Beginning of year.........................................   201,264,584     72,833,473
                                                              ------------   ------------
  End of year...............................................  $380,374,152   $201,264,584
                                                              ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $  1,962,052   $         --
                                                              ============   ============
SHARE TRANSACTIONS:
  Shares issued.............................................    13,972,425     11,087,612
  Dividends reinvested......................................       201,629        114,093
  Shares redeemed...........................................    (1,193,003)       (93,641)
                                                              ------------   ------------
  Change in shares..........................................    12,981,051     11,108,064
                                                              ============   ============

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN COMSTOCK FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-four series, the USAZ AIM Basic Value Fund, the USAZ AIM Blue Chip Fund, the USAZ AIM Dent Demographic Trends Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Growth and Income Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ PIMCO NFJ Small Cap Value Fund, the USAZ PIMCO PEA Renaissance Fund, the USAZ PIMCO PEA Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Van Kampen Comstock Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. Each Fund offers Class 1 and Class 2 shares. However, only Class 2 shares were available in 2004. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Van Kampen Comstock Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as report by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN COMSTOCK FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the U.S., equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2004, the Fund did not have any loans outstanding.

                                                                 AVERAGE VALUE ON LOAN
                                                                     FOR THE YEAR
                                                                         ENDED
                                                                  DECEMBER 31, 2004*
                                                                 ---------------------
   USAZ Van Kampen Comstock Fund...............................       $25,988,656

  *  The average disclosed is for the time period that securities were lent.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained a money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, Van Kampen Asset Management, Inc. ("VKAM") and the Trust, VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2005.

  For the year ended December 31, 2004, the Manager fees of the Fund were based on a tiered structure for various net assets levels as follows: the first $100 million at 0.775%, the next $150 million at 0.75%, the next $250 million at 0.725%, and over $500 million at 0.675%. The annual expense limit of the Fund was 1.20%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN COMSTOCK FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2004, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES
                                                                 12/31/2005   12/31/2006
                                                                 ----------   ----------
   USAZ Van Kampen Comstock Fund...............................   $120,670     $99,816

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. Such officers are paid no fees directly by the Fund for serving as officers of the Fund. The Administrator is entitled to a complex level fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average net total assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion plus an annual base fee of $1.25 million for the Trust, or $50,000 for each Fund if the Trust has more than 25 funds and is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  Certain Officers and Trustees of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles, except the Chief Compliance Officer. For their service to the Trust, four out of the six non-interested trustees were paid $31,000 and the other two non-interested trustees were paid $32,000 by the Funds during the year ended December 31, 2004 for meeting and retainer fees. Included in other expenses in the Statement of Operations is $22,756 paid by the Fund for meeting and retainer fees.

  For the year ended December 31, 2004, the Fund paid approximately $3,900 to affiliated broker/dealers of the manager and/or subadviser on executions of purchases and sales of the Fund's portfolio investments.

4. SECURITY PURCHASES AND SALES

  For the year ended December 31, 2004, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES        SALES
                                                                 ------------   -----------
   USAZ Van Kampen Comstock Fund...............................  $201,529,532   $81,718,943

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to it shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2004 and December 31, 2003 was $1,990,032 and $911,427,
  respectively, related to ordinary income.**

  As of December 31, 2004, the components of accumulated earnings on a tax basis was as follows:

                                 UNDISTRIBUTED   UNDISTRIBUTED                                   TOTAL
                                   ORDINARY        LONG TERM     ACCUMULATED    UNREALIZED    ACCUMULATED
                                    INCOME       CAPITAL GAINS    EARNINGS     APPRECIATION    EARNINGS
                                 -------------   -------------   -----------   ------------   -----------
   USAZ Van Kampen Comstock
     Fund......................   $2,606,275      $19,925,956    $22,532,231   $50,904,330    $73,436,561

  ** Total distributions paid differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN COMSTOCK FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

6. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  For corporate shareholders, 100% of the total ordinary income distributions paid during the fiscal year ended December 31, 2004 qualify for the corporate dividends received deduction.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.USAllianz.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for fiscal quarters ending March 31 and September 30 will be available no later than 60 days after the period end, without charge, on the Securities and Exchange Commissions' website at http://www.sec.gov.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN COMSTOCK FUND
FINANCIAL HIGHLIGHTS

                                                        YEAR ENDED DECEMBER 31,        MAY 1, 2001 TO
                                                    --------------------------------    DECEMBER 31,
                                                      2004        2003        2002        2001(A)
                                                    ---------   ---------   --------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $    9.63   $    7.44   $   9.39      $  10.00
                                                    ---------   ---------   --------      --------
INVESTMENT ACTIVITIES:
  Net Investment Income...........................       0.10        0.08       0.03          0.03
  Net Realized and Unrealized Gains/(Losses) on
     Investments..................................       1.54        2.19      (1.92)        (0.59)
                                                    ---------   ---------   --------      --------
  Total from Investment Activities................       1.64        2.27      (1.89)        (0.56)
                                                    ---------   ---------   --------      --------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...........................      (0.04)      (0.08)     (0.03)        (0.03)
  Net Realized Gains..............................         --          --      (0.03)        (0.02)
                                                    ---------   ---------   --------      --------
  Total Dividends.................................      (0.04)      (0.08)     (0.06)        (0.05)
                                                    ---------   ---------   --------      --------
NET ASSET VALUE, END OF PERIOD....................  $   11.23   $    9.63   $   7.44      $   9.39
                                                    =========   =========   ========      ========
TOTAL RETURN*(b)..................................      17.12%      30.53%    (19.87)%       (5.63)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................  $ 380,374   $ 201,265   $ 72,833      $ 17,029
Net Investment Income Net of
  Waivers/Reimbursements(c).......................       1.13%       1.08%      1.14%         1.01%
Expenses Before Waivers/Reimbursements**(c).......       1.20%+      1.28%      1.48%         3.01%
Expenses Net of Waivers/Reimbursements(c).........       1.20%+      1.20%      1.20%         1.20%
Portfolio Turnover Rate(b)........................      31.77%      36.85%     49.06%        32.23%

------------

* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
** During the period, certain fees were contractually reduced through April 30, 2005. If such fee reductions had not occurred, the ratios would have been as indicated.
+ Includes recoupment of prior expenses reimbursed by the manager.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.

See accompanying notes to the financial statements.
 14

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Van Kampen Comstock Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each year in the two-year period then ended and the financial highlights for each period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended and the financial highlights for each period in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 15, 2005

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Harrison Conrad, Age 70     Trustee           Since 10/99     Retired; Board Member of           24              None
   79 Dorchester Rd.                                             Capital Re Corporation from
   Darien, CT 06820                                              1995 to December 1999;
                                                                 Retired from J.P. Morgan
                                                                 after 34 years.
   Roger Gelfenbien, Age 61    Trustee           Since 10/99     Retired; Partner of                24        Webster Financial
   37 Stonegate Dr.                                              Accenture from 1983 to                         Phoenix Edge
   Wethersfield, CT 06109                                        August 1999.                                 Funds (32 Funds)
   Dickson W. Lewis, Age 54    Trustee            Since 2/04     Vice President of Jostens,         24              None
   2355 Abingdon Way                                             Inc., a manufacturer of
   Long Lake, MN 55356                                           school products, 2001 to
                                                                 present; Senior Vice
                                                                 President of Fortis Group, a
                                                                 Life Insurance and
                                                                 Securities company, 1997 to
                                                                 2001
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001
   Claire R. Leonardi, Age 48  Trustee            Since 2/04     General Partner of Fairview        24              None
   289 Woodchuck Lane                                            Capital, L.P., a venture
   Harwinton, CT 06791                                           capital fund-of-funds, 9/94
                                                                 to present
   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment          24        Connecticut Water
   60                                                            Officer, Hartford Foundation                   Service, Inc.
   44 Foxboro Rd.                                                for Public Giving from
   Essex, CT 06426                                               September 2000 to January
                                                                 2003; Chairman, Chief
                                                                 Executive and President of
                                                                 Conning Corp. from September
                                                                 1999 to March 2000;
                                                                 Investment Consultant from
                                                                 1997 to September 1999
   Peter W. McClean, Age 60    Trustee            Since 2/04     President and CEO of               24              None
   18 Covewood Drive                                             Measurisk, a market risk
   Rowayton, CT 06853                                            information company, 2001 to
                                                                 present; Chief Risk
                                                                 Management Officer at Bank
                                                                 of Bermuda, Ltd., 4/96 to
                                                                 8/01

INTERESTED TRUSTEES**

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Chris Pinkerton, Age 46     Chairman of       Since 09/01     President, USAllianz               24            Franklin
   5701 Golden Hills Drive     the Board and                     Investor Services and Senior                     Templeton
   Minneapolis, MN 55416       President                         Vice President, Allianz Life                     Variable
                                                                 Insurance Co. of North                           Insurance
                                                                 America from April 1999 to                    Products Trust
                                                                 present; Vice President of                      (22 Funds)
                                                                 marketing, sales operations
                                                                 and director of marketing at
                                                                 Nationwide Financial
                                                                 Services from May 1977 to
                                                                 April 1999
   Jeffrey Kletti, Age 38      Trustee and        Since 2/04     Vice President Advisory            24              None
   5701 Golden Hills Drive     Vice President                    Management, USAllianz
   Minneapolis, MN 55416                                         Advisers 2000 to present;
                                                                 formerly, 2nd Vice President
                                                                 of Mutual Fund Marketing,
                                                                 Fortis Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
   NAME, ADDRESS, AND AGE         VIP TRUST             PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 59      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Curtis Barnes, Age 50       Assistant          Vice President of Legal Services of BISYS Fund Services from
   BISYS Fund Services, Inc.   Secretary          May 1995 to present.
   3435 Stelzer Road
   Columbus, OH 43219
   Troy Sheets, Age 33         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1996-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 36    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

  *  Member of the Audit Committee.

  ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (977) 833-7113.

                               USAZ(R) VAN KAMPEN
                              EMERGING GROWTH FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2004

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                             Schedule of Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 7

                             Statement of Operations
                                     Page 8

                       Statements of Changes in Net Assets
                                     Page 9

                        Notes to the Financial Statements
                                     Page 10

                              Financial Highlights
                                     Page 14

             Report of Independent Registered Public Accounting Firm
                                     Page 15

                     Information about Trustees and Officers
                                     Page 16

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) VAN KAMPEN EMERGING GROWTH FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ Van Kampen Emerging Growth Fund and Van Kampen Asset Management serves as Subadviser to the Fund.

Van Kampen Asset Management is a wholly owned subsidiary of Van Kampen Investments Inc. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?

The Fund gained 6.84%, outperforming the 6.30% return of its benchmark, the Russell 1000(R) Growth Index(1). The Fund's positions in the consumer discretionary, technology and industrials sectors had the largest positive contributions to absolute returns, while stakes in consumer staples and telecommunications stocks detracted from its gains.*

Stock selection significantly boosted the Fund's relative returns. Selection was most beneficial in the technology sector, in which the Fund's holdings advanced strongly while the benchmark's technology stake delivered only small gains. Stock selection in the consumer discretionary, health-care and basic materials sectors also helped the Fund's returns outperform the benchmark. Furthermore, an overweight position in energy and underweight stakes in consumer staples and health-care boosted relative gains.*

The Fund's overall sector allocations had a slightly negative impact on returns versus the benchmark. Allocations weighing down relative returns included an overweight position in basic materials and an underweight stake in financial services. Stock selection in telecommunications, energy and industrials also dragged on relative gains.*

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2004.

(1)The Russell 1000(R) Growth Index measures the performance of individual securities found in the Russell universe with higher price-to-book and higher forecasted growth values. Investors cannot invest directly in an index, although they can invest in the underlying securities.

USAZ(R) VAN KAMPEN EMERGING GROWTH FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in equity securities of emerging growth companies.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

GROWTH OF A $10,000 INVESTMENT

               USAZ(R) Van Kampen Emerging Growth Fund Russell 1000(R) Growth Index
               ---------------------------------- ---------------------------------
05/01/2001                     10000                             10000
                                9740                              9625
                                8360                              7756
     12/01                      9220                              8931
                                8760                              8700
                                7540                              7075
                                6410                              6011
     12/02                      6240                              6441
                                6250                              6372
                                7040                              7283
                                7240                              7568
     12/03                      7900                              8356
                                7990                              8422
                                8080                              8585
                                7710                              8137
     12/04                      8440                              8883

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

                                                                 SINCE
                                                    1           INCEPTION
                                                   YEAR         (5/1/01)
USAZ(R)Van Kampen Emerging Growth Fund             6.84%         -4.51%
Russell 1000(R)Growth Index                        6.30%         -3.18%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell 1000(R) Growth Index, an unmanaged index that measures the performance of individual securities found in the Russell universe with higher price-to-book and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION

  As a shareholder of the USAZ Van Kampen Emerging Growth Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Van Kampen Emerging Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                              BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                            ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                               7/1/04         12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                            -------------   -------------   -----------------   -----------------
   USAZ Van Kampen Emerging Growth Fund...    $1,000.00       $1,044.60           $6.17                1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Van Kampen Emerging Growth Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                              BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                            ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                               7/1/04         12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                            -------------   -------------   -----------------   -----------------
   USAZ Van Kampen Emerging Growth Fund...    $1,000.00       $1,019.10           $6.09                1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

  The USAZ Van Kampen Emerging Growth Fund invested, as a percentage of net assets, in the following types of securities, as of December 31, 2004.

                                               PERCENT OF
   USAZ VAN KAMPEN EMERGING GROWTH FUND        NET ASSETS
   ------------------------------------        ----------
   Common Stock(1)...........................     92.9%
   U.S. Government Sponsored Enterprise......      7.3
   Short-Term Investments*...................      9.8
                                                 -----
                                                 110.0%**
                                                 =====

   (1) Industry:

     Consumer Discretionary....................   22.9%
     Consumer Staples..........................    1.9
     Energy....................................    8.5
     Financials................................    6.9
     Health Care...............................   16.0
     Industrials...............................    8.2
     Information Technology....................   24.9
     Materials.................................    2.7
     Utilities.................................    0.9
                                                 -----
                                                  92.9%
                                                 =====

  * Short-term investments represents the invested cash collateral received in connection with securities lending.

  ** Categories are shown as a percentage of net assets, not total investments, as such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EMERGING GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004


                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS (92.9%):
Consumer Discretionary (22.9%):
     17,050   American Eagle Outfitters,
                Inc.(+)..................  $    803,055
     24,350   Burlington Northern Santa
                Fe Corp. ................     1,151,999
     25,600   Carnival Corp. ............     1,475,328
     19,500   Coach, Inc.*...............     1,099,800
     30,450   Costco Wholesale Corp. ....     1,474,085
     30,470   eBay, Inc.*................     3,543,051
     18,250   FedEx Corp. ...............     1,797,443
      6,300   Getty Images, Inc.*(+).....       433,755
     18,250   Gillette Co. ..............       817,235
      9,750   Harman International
                Industries, Inc..........     1,238,250
     60,900   Home Depot, Inc. ..........     2,602,865
     24,350   J.C. Penney Company,
                Inc. ....................     1,008,090
      4,200   Las Vegas Sands Corp.*.....       201,600
     37,750   McDonald's Corp. ..........     1,210,265
     61,500   News Corp., Class B........     1,180,800
     18,250   NIKE, Inc., Class B........     1,655,093
     30,450   Norfolk Southern Corp. ....     1,101,986
     48,700   Staples, Inc. .............     1,641,677
     28,350   Starbucks Corp.*...........     1,767,906
     36,550   Starwood Hotels & Resorts
                Worldwide, Inc. .........     2,134,520
     30,450   Target Corp. ..............     1,581,269
     12,200   Urban Outfitters, Inc.*....       541,680
     36,850   Walt Disney Co. ...........     1,024,430
     10,150   Wynn Resorts, Ltd.*(+).....       679,238
     30,450   Xm Satellite Radio
                Holdings, Inc., Class
                A*(+)....................     1,145,529
     73,100   Yahoo!, Inc.*..............     2,754,407
     17,050   YUM! Brands, Inc. .........       804,419
                                           ------------
                                             36,869,775
                                           ------------
Consumer Staples (1.9%):
     17,050   Hershey Foods Corp. .......       946,957
     24,350   Kellogg Co. ...............     1,087,471
     18,250   Procter & Gamble Co. ......     1,005,210
                                           ------------
                                              3,039,638
                                           ------------
Energy (8.5%):
     30,900   Archer-Daniels-Midland
                Co. .....................       689,379
     24,350   Baker Hughes, Inc. ........     1,039,015
     36,550   Burlington Resources,
                Inc. ....................     1,589,925
     19,000   Devon Energy Corp. ........       739,480
     60,900   Exxon Mobil Corp. .........     3,121,733
     60,900   General Electric Co. ......     2,222,850
     18,250   Monsanto Co. ..............     1,013,788
     18,250   Occidental Petroleum
                Corp. ...................     1,065,070
      8,900   Peabody Energy Corp. ......       720,099
     12,200   Ultra Petroleum Corp.*.....       587,186
     18,250   Weatherford International,
                Ltd.*....................       936,225
                                           ------------
                                             13,724,750
                                           ------------
Financials (6.9%):
     30,450   American Express Co. ......     1,716,467
     54,800   Bank of America Corp. .....     2,575,051
     12,200   Bear Stearns Companies,
                Inc. ....................     1,248,182
     18,250   Capital One Financial
                Corp. ...................     1,536,833
      4,850   Chicago Mercantile
                Exchange(+)..............     1,109,195
     18,800   CIT Group, Inc. ...........       861,416
     11,500   Franklin Resources,
                Inc. ....................       800,975
     24,350   Wachovia Corp. ............     1,280,810
                                           ------------
                                             11,128,929
                                           ------------


                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS, CONTINUED
Health Care (16.0%):
      8,550   Aetna, Inc. ...............  $  1,066,613
     26,800   Amgen, Inc.*...............     1,719,219
     18,250   Becton, Dickinson & Co. ...     1,036,600
     24,350   Biogen Idec, Inc.*.........     1,621,954
     25,550   Biomet, Inc. ..............     1,108,615
     14,600   C.R. Bard, Inc. ...........       934,108
      8,250   Cephalon, Inc.*(+).........       419,760
     24,350   Cytyc Corp.*...............       671,330
     37,150   Gilead Sciences, Inc.*.....     1,299,879
     16,900   GlaxoSmithKline plc, ADR...       800,891
     36,550   Johnson & Johnson..........     2,318,000
      8,900   Kinetic Concepts,
                Inc.*(+).................       679,070
     30,450   MedImmune, Inc.*...........       825,500
     26,700   Novartis AG, ADR(+)........     1,349,418
     27,300   Pfizer, Inc. ..............       734,097
     12,200   Quest Diagnostics,
                Inc.(+)..................     1,165,710
     15,850   Roche Holding AG, ADR......     1,824,610
     24,350   St. Jude Medical, Inc.*....     1,020,996
     26,800   Teva Pharmaceutical
                Industries, Ltd.,
                ADR(+)...................       800,248
     30,440   UnitedHealth Group,
                Inc. ....................     2,679,632
     39,950   Wyeth......................     1,701,471
                                           ------------
                                             25,777,721
                                           ------------
Industrials (8.2%):
     85,250   Applied Materials, Inc.*...     1,457,774
     12,200   Black & Decker Corp. ......     1,077,626
     25,100   Danaher Corp.(+)...........     1,440,991
     18,250   Eaton Corp. ...............     1,320,570
     25,200   Lockheed Martin Corp. .....     1,399,860
      6,250   Parker Hannifin Corp. .....       473,375
      7,300   Precision Castparts
                Corp. ...................       479,464
     18,250   Rockwell Automation,
                Inc. ....................       904,288
     12,200   Textron, Inc. .............       900,360
     15,850   Toll Brothers, Inc.*(+)....     1,087,469
     36,550   Tyco International,
                Ltd.(+)..................     1,306,297
     12,200   United Technologies
                Corp. ...................     1,260,870
                                           ------------
                                             13,108,944
                                           ------------
Information Technology (24.9%):
     36,550   Adobe Systems, Inc. .......     2,293,147
     42,900   Apple Computer, Inc.*......     2,762,759
     18,700   ATI Technologies,
                Inc.*(+).................       362,593
     61,900   Autodesk, Inc. ............     2,349,104

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EMERGING GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004


                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS, CONTINUED
Information Technology, continued
     48,700   Broadcom Corp., Class A*...  $  1,572,036
     36,550   Cisco Systems, Inc.*.......       705,415
     24,350   Cognizant Technology
                Solutions Corp.*.........     1,030,736
     36,550   Comverse Technology,
                Inc.*(+).................       893,648
     19,350   Cree, Inc.*(+).............       775,548
     60,900   Dell, Inc.*................     2,566,325
     61,100   EMC Corp.*.................       908,557
      4,900   Google, Inc., Class
                A*(+)....................       946,190
      9,750   Harris Corp. ..............       602,453
     12,200   Infosys Technologies, Ltd.,
                ADR(+)...................       845,582
     73,100   Intel Corp. ...............     1,709,809
     54,800   Juniper Networks, Inc.*....     1,490,012
     12,200   L-3 Communications
                Holdings, Inc. ..........       893,528
     48,700   Marvell Technology Group,
                Ltd.*....................     1,727,389
     30,450   McAfee, Inc.*..............       880,919
     97,450   Microsoft Corp. ...........     2,602,889
     63,550   Motorola, Inc. ............     1,093,060
     12,600   NCR Corp.*(+)..............       872,298
     25,250   Network Appliance, Inc.*...       838,805
     73,100   Nokia Corp., ADR(+)........     1,145,477
    109,650   Oracle Corp.*..............     1,504,398
     42,650   QUALCOMM, Inc. ............     1,808,360
     24,350   SAP AG, ADR(+).............     1,076,514
     37,600   Symantec Corp.*............       968,576
     73,100   Texas Instruments, Inc. ...     1,799,722
     24,350   VeriSign, Inc. ............       816,212
                                           ------------
                                             39,842,061
                                           ------------

Materials (2.7%):
     30,450   Dow Chemical Co. ..........     1,507,579
     24,350   Lyondell Chemical Co. .....       704,202
     30,450   Masco Corp. ...............     1,112,339
     19,500   Nucor Corp.(+).............     1,020,630
                                           ------------
                                              4,344,750
                                           ------------
Utilities (0.9%):
     16,300   Exelon Corp. ..............       718,341
     18,750   Verizon Communications,
                Inc. ....................       759,563
      9,000   Winstar Communications,
                Inc.*....................             9
                                           ------------
                                              1,477,913
                                           ------------
  Total Common Stocks
    (Cost $125,165,923)                     149,314,481
                                           ------------

  SHARES
    OR
 PRINCIPAL                                     FAIR
  AMOUNT                                      VALUE
-----------                                ------------
DEPOSIT ACCOUNT (0.0%):
      2,082   TNT Offshore Deposit
                Account..................  $      2,082
                                           ------------
  Total Deposit Account
    (Cost $2,082)                                 2,082
                                           ------------
U.S. GOVERNMENT SPONSORED ENTERPRISE (7.3%):
Federal National Mortgage Association
  (7.3%):
$11,771,000   1.27%, 1/3/05 (b)..........    11,771,000
                                           ------------
  Total U.S. Government Sponsored
    Enterprise
    (Cost $11,770,183)
                                             11,771,000
                                           ------------
COLLATERAL FOR SECURITIES ON LOAN (9.8%):
 15,868,001   Northern Trust
                Institutional Liquid
                Asset Portfolio..........    15,868,001
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $15,868,001)                       15,868,001
                                           ------------
  Total Investments
    (Cost $152,806,189) (a)--110.0%         176,955,564
  Net Other Assets/(Liabilities)--(10.0)%   (16,120,611)
                                           ------------
  Net Assets--100.0%                       $160,834,953
                                           ============

------------

*  Non-income producing security.

(+)  All or a portion of security is loaned as of December 31, 2004.
ADR--American Depository Receipt
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $114,275. Cost for federal income tax purposes differs from fair value by net unrealized appreciation on securities as follows:

    Unrealized appreciation...................  $24,593,414
    Unrealized depreciation...................     (558,314)
                                                -----------
    Net unrealized appreciation...............  $24,035,100
                                                ===========

(b) Discount Note. The rate presented represents the effective yield at December 31, 2004.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                                   USAZ
                                                                VAN KAMPEN
                                                              EMERGING GROWTH
                                                                   FUND
                                                              ---------------
ASSETS
Investments, at cost........................................   $152,806,189
                                                               ============
Investments, at fair value*.................................   $176,955,564
Interest and dividends receivable...........................        160,395
Receivable for investments sold.............................        413,758
Prepaid expenses............................................          4,166
                                                               ------------
  Total Assets..............................................    177,533,883
                                                               ------------
LIABILITIES
Payable for investments purchased...........................        682,862
Payable for cash collateral received on loaned securities...     15,868,001
Manager fees payable........................................        100,883
Distribution fees payable...................................         33,484
Other accrued liabilities...................................         13,700
                                                               ------------
  Total Liabilities.........................................     16,698,930
                                                               ------------
NET ASSETS..................................................   $160,834,953
                                                               ============
NET ASSETS CONSIST OF:
  Capital...................................................   $140,625,054
  Accumulated net realized losses on investments............     (3,939,476)
  Net unrealized appreciation on investments................     24,149,375
                                                               ------------
NET ASSETS..................................................   $160,834,953
                                                               ============
Shares of beneficial interest (unlimited shares
  authorized)...............................................     19,061,497
Net Asset Value (offering and redemption price per share)...   $       8.44
                                                               ============

------------

*    Includes securities on loan of $15,496,201.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                   USAZ
                                                                VAN KAMPEN
                                                              EMERGING GROWTH
                                                                   FUND
                                                              ---------------
INVESTMENT INCOME:
Interest....................................................    $  149,933
Dividends...................................................     1,296,228
Income from securities lending..............................        13,083
                                                                ----------
     Total Investment Income................................     1,459,244
                                                                ----------
EXPENSES:
Manager fees................................................     1,137,020
Administration fees.........................................       130,625
Distribution fees...........................................       334,418
Fund accounting fees........................................         1,961
Custodian fees..............................................        31,082
Legal fees..................................................        24,331
Other expenses..............................................        74,847
                                                                ----------
     Total expenses before waivers..........................     1,734,284
     Less expenses waived by the Manager....................      (169,810)
                                                                ----------
     Net Expenses...........................................     1,564,474
                                                                ----------
NET INVESTMENT LOSS.........................................      (105,230)
                                                                ----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments...........................     2,778,954
Change in unrealized appreciation/depreciation on
  investments...............................................     7,074,625
                                                                ----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS............     9,853,579
                                                                ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    $9,748,349
                                                                ==========

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    USAZ VAN KAMPEN
                                                                 EMERGING GROWTH FUND
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2004           2003
                                                              ------------   ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment loss.......................................  $   (105,230)  $   (401,078)
  Net realized gains/(losses) on investments................     2,778,954       (283,497)
  Change in unrealized appreciation/depreciation on
     investments............................................     7,074,625     17,258,032
                                                              ------------   ------------
  Change in net assets from operations......................     9,748,349     16,573,457
                                                              ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    51,659,968     57,442,128
  Cost of shares redeemed...................................    (9,911,583)      (814,005)
                                                              ------------   ------------
  Change in net assets from capital transactions............    41,748,385     56,628,123
                                                              ------------   ------------
  Change in net assets......................................    51,496,734     73,201,580
NET ASSETS:
  Beginning of year.........................................   109,338,219     36,136,639
                                                              ------------   ------------
  End of year...............................................  $160,834,953   $109,338,219
                                                              ============   ============
SHARE TRANSACTIONS:
  Shares issued.............................................     6,520,982      8,162,318
  Shares redeemed...........................................    (1,294,475)      (122,436)
                                                              ------------   ------------
  Change in shares..........................................     5,226,507      8,039,882
                                                              ============   ============

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EMERGING GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-four series, the USAZ AIM Basic Value Fund, the USAZ AIM Blue Chip Fund, the USAZ AIM Dent Demographic Trends Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Growth and Income Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ PIMCO NFJ Small Cap Value Fund, the USAZ PIMCO PEA Renaissance Fund, the USAZ PIMCO PEA Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Van Kampen Emerging Growth Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. Each Fund offers Class 1 and Class 2 shares. However, only Class 2 shares were available in 2004. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Van Kampen Emerging Growth Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as report by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EMERGING GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the U.S., equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2004, the Fund had loans outstanding of:

                                                                                     AVERAGE VALUE ON LOAN
                                                      VALUE OF     VALUE OF LOANED    FOR THE YEAR ENDED
                                                     COLLATERAL      SECURITIES        DECEMBER 31, 2004
                                                     -----------   ---------------   ---------------------
   USAZ Van Kampen Emerging Growth Fund............  $15,868,001     $15,496,201          $13,925,591

  The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio at December 31, 2004. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained a money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, Van Kampen Asset Management, Inc. ("VKAM") and the Trust, VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2005.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EMERGING GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  For the year ended December 31, 2004, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ Van Kampen Emerging Growth Fund........................     0.85%         1.20%*

  *  The annual expense limit was increased from 1.10% to 1.20% on May 1, 2004.

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2004, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES      EXPIRES
                                                                 12/31/2005   12/31/2006   12/31/2007
                                                                 ----------   ----------   ----------
   USAZ Van Kampen Emerging Growth Fund........................   $164,904     $194,901     $169,810

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. Such officers are paid no fees directly by the Fund for serving as officers of the Fund. The Administrator is entitled to a complex level fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion plus an annual base fee of $1.25 million for the Trust, or $50,000 for each of Fund if the Trust has more than 25 funds and is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  Certain Officers and Trustees of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles, except the Chief Compliance Officer. For their service to the Trust, four out of the six non-interested trustees were paid $31,000 and the other two non-interested trustees were paid $32,000 by the Funds during the year ended December 31, 2004 for meeting and retainer fees. Included in other expenses in the Statement of Operations is $11,438 paid by the Fund for meeting and retainer fees.

  For the year ended December 31, 2004, the Fund paid approximately $41,400 to affiliated broker/dealers of the manager and/or subadviser on executions of purchases and sales of the Fund's portfolio investments.

4. SECURITY PURCHASES AND SALES

  For the year ended December 31, 2004, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES        SALES
                                                                 ------------   ------------
   USAZ Van Kampen Emerging Growth Fund........................  $249,931,193   $208,127,711

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes; At December 31, 2004, the Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations:

                                                                  EXPIRES      EXPIRES
                                                                 12/31/2010   12/31/2011
                                                                 ----------   ----------
   USAZ Van Kampen Emerging Growth Fund........................  $2,412,146   $1,413,055

  To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EMERGING GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  As of December 31, 2004, the components of accumulated earnings on a tax basis was as follows:

                                                               ACCUMULATED
                                                               CAPITAL AND                          TOTAL
                                                                  OTHER         UNREALIZED       ACCUMULATED
                                                                LOSSES**      APPRECIATION***     EARNINGS
                                                              -------------   ---------------    -----------
   USAZ Van Kampen Emerging Growth Fund.....................   $(3,825,201)     $24,035,100      $20,209,899

  **  See page 12 regarding the capital loss carryforwards.

  *** The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.USAllianz.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for fiscal quarters ending March 31 and September 30 will be available no later than 60 days after the period end, without charge, on the Securities and Exchange Commissions' website at http://www.sec.gov.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EMERGING GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                       YEAR ENDED DECEMBER 31,      MAY 1, 2001 TO
                                                    -----------------------------    DECEMBER 31,
                                                      2004       2003      2002        2001(A)
                                                      ----       ----     -------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $   7.90   $   6.24   $  9.22      $ 10.00
                                                    --------   --------   -------      -------
INVESTMENT ACTIVITIES:
  Net Investment Loss.............................     (0.01)     (0.03)    (0.01)       (0.01)
  Net Realized and Unrealized Gains/(Losses) on
     Investments..................................      0.55       1.69     (2.97)       (0.77)
                                                    --------   --------   -------      -------
  Total from Investment Activities................      0.54       1.66     (2.98)       (0.78)
                                                    --------   --------   -------      -------
NET ASSET VALUE, END OF PERIOD....................  $   8.44   $   7.90   $  6.24      $  9.22
                                                    ========   ========   =======      =======
TOTAL RETURN*(b)..................................      6.84%     26.60%   (32.32)%      (7.80)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................  $160,835   $109,338   $36,137      $ 6,209
Net Investment Loss Net of
  Waivers/Reimbursements(c).......................     (0.08)%    (0.58)%   (0.40)%      (0.21)%
Expenses Before Waivers/Reimbursements**(c).......      1.30%      1.38%     2.07%        3.81%
Expenses Net of Waivers/Reimbursements(c).........      1.17%      1.10%     1.10%        1.10%
Portfolio Turnover Rate(b)........................    170.59%    160.26%   188.69%      160.81%

------------

* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
** During the period, certain fees were contractually reduced through April 30, 2005. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.

See accompanying notes to the financial statements.
 14

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Van Kampen Emerging Growth Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each year in the two-year period then ended and the financial highlights for each period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended and the financial highlights for each period in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 15, 2005

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Harrison Conrad, Age 70     Trustee           Since 10/99     Retired; Board Member of           24              None
   79 Dorchester Rd.                                             Capital Re Corporation from
   Darien, CT 06820                                              1995 to December 1999;
                                                                 Retired from J.P. Morgan
                                                                 after 34 years.
   Roger Gelfenbien, Age 61    Trustee           Since 10/99     Retired; Partner of                24        Webster Financial
   37 Stonegate Dr.                                              Accenture from 1983 to                         Phoenix Edge
   Wethersfield, CT 06109                                        August 1999.                                 Funds (32 Funds)
   Dickson W. Lewis, Age 54    Trustee            Since 2/04     Vice President of Jostens,         24              None
   2355 Abingdon Way                                             Inc., a manufacturer of
   Long Lake, MN 55356                                           school products, 2001 to
                                                                 present; Senior Vice
                                                                 President of Fortis Group, a
                                                                 Life Insurance and
                                                                 Securities company, 1997 to
                                                                 2001
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001
   Claire R. Leonardi, Age 48  Trustee            Since 2/04     General Partner of Fairview        24              None
   289 Woodchuck Lane                                            Capital, L.P., a venture
   Harwinton, CT 06791                                           capital fund-of-funds, 9/94
                                                                 to present
   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment          24        Connecticut Water
   60                                                            Officer, Hartford Foundation                   Service, Inc.
   44 Foxboro Rd.                                                for Public Giving from
   Essex, CT 06426                                               September 2000 to January
                                                                 2003; Chairman, Chief
                                                                 Executive and President of
                                                                 Conning Corp. from September
                                                                 1999 to March 2000;
                                                                 Investment Consultant from
                                                                 1997 to September 1999
   Peter W. McClean, Age 60    Trustee            Since 2/04     President and CEO of               24              None
   18 Covewood Drive                                             Measurisk, a market risk
   Rowayton, CT 06853                                            information company, 2001 to
                                                                 present; Chief Risk
                                                                 Management Officer at Bank
                                                                 of Bermuda, Ltd., 4/96 to
                                                                 8/01

INTERESTED TRUSTEES**

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Chris Pinkerton, Age 46     Chairman of       Since 09/01     President, USAllianz               24            Franklin
   5701 Golden Hills Drive     the Board and                     Investor Services and Senior                     Templeton
   Minneapolis, MN 55416       President                         Vice President, Allianz Life                     Variable
                                                                 Insurance Co. of North                           Insurance
                                                                 America from April 1999 to                    Products Trust
                                                                 present; Vice President of                      (22 Funds)
                                                                 marketing, sales operations
                                                                 and director of marketing at
                                                                 Nationwide Financial
                                                                 Services from May 1977 to
                                                                 April 1999
   Jeffrey Kletti, Age 38      Trustee and        Since 2/04     Vice President Advisory            24              None
   5701 Golden Hills Drive     Vice President                    Management, USAllianz
   Minneapolis, MN 55416                                         Advisers 2000 to present;
                                                                 formerly, 2nd Vice President
                                                                 of Mutual Fund Marketing,
                                                                 Fortis Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
   NAME, ADDRESS, AND AGE         VIP TRUST             PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 59      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Curtis Barnes, Age 50       Assistant          Vice President of Legal Services of BISYS Fund Services from
   BISYS Fund Services, Inc.   Secretary          May 1995 to present.
   3435 Stelzer Road
   Columbus, OH 43219
   Troy Sheets, Age 33         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1996-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 36    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

  *  Member of the Audit Committee.

  ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (977) 833-7113.

                               USAZ(R) VAN KAMPEN
                             EQUITY AND INCOME FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2004

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                             Schedule of Investments
                                     Page 4

                       Statement of Assets and Liabilities
                                     Page 9

                             Statement of Operations
                                     Page 10

                       Statement of Changes in Net Assets
                                     Page 11

                        Notes to the Financial Statements
                                     Page 12

                              Financial Highlights
                                     Page 15

               Report of Independent Registered Public Accounting
                                     Page 16

                     Information about Trustees and Officers
                                     Page 17

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) VAN KAMPEN EQUITY AND INCOME FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ Van Kampen Equity and Income Fund and Van Kampen Asset Management serves as Subadviser to the Fund.

Van Kampen Asset Management is a wholly owned subsidiary of Van Kampen Investments Inc. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE FROM ITS INCEPTION ON MAY 3, 2004 THROUGH THE PERIOD ENDED DECEMBER 31, 2004?

The Fund gained 9.12%, compared to the 15.90% return of its benchmark, the Russell 1000(R) Value Index(1). Strong performance by value stocks boosted the Fund's absolute returns, as did the Fund's positions in the financial services, energy and industrials sectors. Its stakes in technology, basic materials and consumer staples stocks lagged the market, but generated positive returns.*

Strong stock selection in the telecommunications services, health-care, industrials and consumer discretionary sectors contributed positively to the Fund's relative returns. The Fund's holdings in the technology, energy, consumer staples and financials services sectors lagged the corresponding sectors in the benchmark, weighing on relative returns.

The Fund held underweight positions in financial services stocks. The small allocation to that sector boosted relative gains, as financial stocks trailed the market. Overall sector weightings dragged on returns against the benchmark, however, as underweight stakes in industrials and utilities and overweight positions in health-care, consumer discretionary and technology hurt relative performance. The Fund held a modest cash allocation to capitalize on emerging opportunities and meet shareholder redemptions, and that position also hindered relative returns in a rising market.*

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2004.

(1) The Russell 1000(R) Value Index measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ(R) VAN KAMPEN EQUITY AND INCOME FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary objective. These objectives may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in income producing equity securities, including common stocks, preferred stocks and convertible securities.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                 USAZ(R) Van Kampen   Fund Russell 1000(R)
                  Equity and income       Value Index
 5/03/2004            10000                  10000
 5/31/2004             9920                  10102
 6/30/2004            10100                10340.7
 7/31/2004             9980                  10195
 8/31/2004            10020                  10340
 9/30/2004            10150                10500.3
10/31/2004            10270                10674.8
11/30/2004            10560                11214.5
12/31/2004            10912                11590.1

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AGGREGATE TOTAL RETURN AS OF DECEMBER 31, 2004

                                                SINCE
                                              INCEPTION
                                              (5/3/04)
USAZ(R) Van Kampen Equity and Income Fund       9.12%

Russell 1 000(R) Value Index                   15.90%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell 1000(R) Value Index, an unmanaged index that measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

EXPENSE EXAMPLE AND PORTFOLIO COMPOSITION

  As a shareholder of the USAZ Van Kampen Equity and Income Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Van Kampen Equity and Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/04         12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                          -------------   -------------   -----------------   -----------------
   USAZ Van Kampen Equity and Income
     Fund...............................    $1,000.00       $1,080.40           $6.28               1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Van Kampen Equity and Income Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                           BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                         ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                            7/1/04         12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                         -------------   -------------   -----------------   -----------------
USAZ Van Kampen Equity and Income
  Fund.................................    $1,000.00       $1,019.10           $6.09               1.20%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

The USAZ Van Kampen Equity and Income Fund invested, as a percentage of net assets, in the following portfolio composition, as of December 31, 2004.

                                            PERCENT OF
USAZ VAN KAMPEN EQUITY AND INCOME FUND      NET ASSETS
--------------------------------------      ----------
Common Stock..............................     63.1%
Convertible Bonds.........................      7.5
Corporate Bonds...........................      3.6
Preferred Stock...........................      5.6
Federal Home Loan Mortgage Corporation....      0.5
Federal National Conventional Loan........      0.9
Federal National Mortgage Association.....      7.0
U.S. Treasury Bonds.......................      2.1
U.S. Treasury Notes.......................     10.6
U.S. Treasury Strips......................      0.4
                                              -----
                                              101.3%*
                                              =====

  * Categories are shown as a percentage of net assets, not total investments, as such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EQUITY AND INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004

                                               FAIR
  SHARES                                       VALUE
----------                                  -----------
COMMON STOCKS (63.1%):
Consumer Discretionary (11.7%):
    27,400   Accenture, Ltd., Class A*....  $   739,800
    24,800   Clear Channel Communications,
               Inc. ......................      830,552
    11,430   Hilton Hotels Corp. .........      259,918
    44,940   Honda Motor Company, Ltd.,
               ADR........................    1,171,136
    13,680   Kohl's Corp.*................      672,646
     5,630   Magna International, Inc.,
               Class A....................      464,757
    10,580   Marriott International, Inc.,
               Class A....................      666,328
     6,670   McDonald's Corp. ............      213,840
    31,290   Norfolk Southern Corp. ......    1,132,385
     5,700   Starwood Hotels & Resorts
               Worldwide, Inc.............      332,880
     8,180   Target Corp. ................      424,787
    73,650   Time Warner, Inc.*...........    1,431,757
     7,190   Viacom, Inc., Class B........      261,644
    32,910   Walt Disney Co. .............      914,898
                                            -----------
                                              9,517,328
                                            -----------
Consumer Staples (4.0%):
     9,620   Altria Group, Inc. ..........      587,782
    17,760   Cadbury Schweppes plc, ADR...      669,552
    18,300   Coca-Cola Co. ...............      761,829
     9,970   Kimberly-Clark Corp. ........      656,126
    16,100   Kraft Foods, Inc., Class A...      573,321
                                            -----------
                                              3,248,610
                                            -----------
Energy (8.8%):
    23,030   BP plc, ADR..................    1,344,952
     9,180   ConocoPhillips...............      797,099
    19,300   Exxon Mobil Corp. ...........      989,318
    26,920   General Electric Co. ........      982,580
    21,260   Royal Dutch Petroleum Co., NY
               Shares.....................    1,219,899
    17,810   Schlumberger, Ltd. ..........    1,192,380
    13,840   Valero Energy Corp. .........      628,336
                                            -----------
                                              7,154,564
                                            -----------
Financials (15.3%):
    14,050   Aegon N.V. ..................      192,626
    11,950   Automatic Data Processing,
               Inc. ......................      529,983
    17,280   Bank of America Corp. .......      811,987
    22,390   Charles Schwab Corp. ........      267,784
    12,120   Chubb Corp. .................      932,028
     9,280   CIGNA Corp. .................      756,970
    26,960   Citigroup, Inc. .............    1,298,933
     1,200   Equifax, Inc. ...............       33,720
    13,490   Freddie Mac..................      994,213
     1,820   Goldman Sachs Group, Inc. ...      189,353
    11,030   Hartford Financial Services
               Group, Inc. ...............      764,489
    41,928   J.P. Morgan Chase & Co. .....    1,635,610
    13,350   Lehman Brothers Holdings,
               Inc. ......................    1,167,858

                                               FAIR
  SHARES                                       VALUE
----------                                  -----------
COMMON STOCKS, CONTINUED
Financials, continued
    18,890   Merrill Lynch & Company,
               Inc. ......................  $ 1,129,055
     1,890   MetLife, Inc. ...............       76,564
     7,400   PNC Financial Services Group,
               Inc. ......................      425,056
    10,280   Prudential Financial,
               Inc. ......................      564,989
    19,150   St. Paul Travelers Companies,
               Inc. ......................      709,891
                                            -----------
                                             12,481,109
                                            -----------
Health Care (7.6%):
       790   Bausch & Lomb, Inc. .........       50,923
    72,540   Bristol-Myers Squibb Co. ....    1,858,475
     7,000   Eli Lilly & Co. .............      397,250
     8,570   GlaxoSmithKline plc, ADR.....      406,132
     9,870   Roche Holding AG, ADR........    1,136,209
    13,230   Sanofi-Aventis, ADR..........      529,862
    56,630   Schering-Plough Corp. .......    1,182,434
    14,330   Wyeth........................      610,315
                                            -----------
                                              6,171,600
                                            -----------
Industrials (3.4%):
     4,300   Applera Corp. -- Applied
               Biosystems Group...........       89,913
    24,380   Applied Materials, Inc.*.....      416,898
     5,650   Ingersoll Rand Co. ..........      453,695
    10,790   Northrop Grumman Corp. ......      586,544
     8,760   Parker Hannifin Corp. .......      663,483
    13,430   Raytheon Co. ................      521,487
                                            -----------
                                              2,732,020
                                            -----------
Information Technology (3.0%):
    14,450   Computer Associates
               International, Inc. .......      448,817
       899   Freescale Semiconductor,
               Inc., Class B*.............       16,506
    12,940   Intel Corp. .................      302,667
     4,400   International Business
               Machines Corp. ............      433,752
    19,310   Microsoft Corp. .............      515,769
    16,300   Motorola, Inc. ..............      280,360
    14,900   SunGard Data Systems,
               Inc.*......................      422,117
                                            -----------
                                              2,419,988
                                            -----------
Materials (4.0%):
    46,560   Bayer AG, Sponsored ADR......    1,582,108
    14,800   Dow Chemical Co. ............      732,748
    16,160   Newmont Mining Corp. ........      717,666
     3,340   Temple-Inland, Inc. .........      228,456
                                            -----------
                                              3,260,978
                                            -----------
Utilities (5.3%):
    11,840   American Electric Power
               Company, Inc. .............      406,586
     9,210   Consolidated Edison, Inc. ...      402,938
     7,260   Edison International.........      232,538
     8,090   Entergy Corp. ...............      546,802

continued
 4

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EQUITY AND INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

  SHARES
    OR
PRINCIPAL                                      FAIR
  AMOUNT                                       VALUE
----------                                  -----------
COMMON STOCKS, CONTINUED
Utilities, continued
    12,250   Exelon Corp. ................  $   539,858
    10,510   FirstEnergy Corp. ...........      415,250
    14,110   France Telecom, ADR..........      466,759
    15,370   Sprint Corp. ................      381,945
    22,300   Verizon Communications,
               Inc. ......................      903,372
                                            -----------
                                              4,296,048
                                            -----------
  Total Common Stocks
    (Cost $46,768,062)                       51,282,245
                                            -----------
CONVERTIBLE BONDS (7.5%):
Energy (1.1%):
$  200,000   Calpine Corp., 4.75%,
               11/15/23...................      174,000
   450,000   Reliant Resources, Inc.,
               5.00%, 8/15/10.............      739,125
                                            -----------
                                                913,125
                                            -----------
Financials (0.4%):
   300,000   American Express Co., 1.85%,
               12/1/33....................      325,875
                                            -----------
Health Care (2.9%):
 1,000,000   Amgen, Inc., 0.71%, 3/1/32
               (b)........................      742,500
    83,000   Chiron Corp., 1.63%,
               8/1/33.....................       77,605
   197,000   Chiron Corp., 2.75%,
               6/30/34....................      191,336
   300,000   Edwards Lifesciences Corp.,
               3.88%, 5/15/33.............      316,125
   500,000   Medimmune, Inc., 1.00%,
               7/15/23....................      478,125
   550,000   Watson Pharmaceuticals, Inc.,
               1.75%, 3/15/23.............      566,500
                                            -----------
                                              2,372,191
                                            -----------
Industrials (0.8%):
   500,000   Halliburton Co., 3.13%,
               7/15/23....................      615,000
                                            -----------
Information Technology (0.4%):
   250,000   Advanced Micro Devices, Inc.,
               4.75%, 2/1/22..............      287,188
    39,000   Teradyne, Inc., 3.75%,
               10/15/06...................       39,341
                                            -----------
                                                326,529
                                            -----------
Utilities (1.9%):
   500,000   Calpine Corp., 4.75%,
               11/15/23...................      435,000
 1,000,000   Nortel Networks Corp., 4.25%,
               9/1/08.....................      972,500
    38,000   PG&E Corp., 9.50%, 6/30/10...      101,365
                                            -----------
                                              1,508,865
                                            -----------
  Total Convertible Bonds
    (Cost $5,675,011)                         6,061,585
                                            -----------

  SHARES
    OR
PRINCIPAL                                      FAIR
  AMOUNT                                       VALUE
----------                                  -----------
CORPORATE BONDS (3.6%):
                         Consumer Discretionary (0.2%):
$   30,000   Cox Communications, Inc.,
               4.63%, 1/15/10.............  $    29,931
    10,000   Fedex Corp., 7.25%,
               2/15/11....................       11,415
    25,000   Hyatt Equities, L.L.C.,
               6.88%, 6/15/07.............       26,303
    35,000   Marriott International, Inc.,
               Class A, Series E, 7.00%,
               1/15/08....................       38,151
    30,000   May Department Stores Co.,
               7.88%, 3/1/30..............       35,613
    10,000   Mohawk Industries, Inc.,
               Series D, 7.20%, 4/15/12...       11,506
    15,000   Philip Morris, 7.75%,
               1/15/27....................       16,836
                                            -----------
                                                169,755
                                            -----------
Consumer Staples (0.2%):
    25,000   Altria Group, Inc., 7.00%,
               11/4/13....................       27,089
   155,000   General Mills, Inc., 1.38%,
               10/28/22 (b)...............      109,856
    20,000   Kraft Foods Inc, 6.25%,
               6/1/12.....................       21,955
    25,000   Kraft Foods, Inc., 5.63%,
               11/1/11....................       26,474
                                            -----------
                                                185,374
                                            -----------
Energy (0.3%):
    25,000   Amerada Hess Corp., 7.88%,
               10/1/29....................       29,580
    50,000   Conoco, Inc., 6.95%,
               4/15/29....................       59,043
     5,000   Detroit Edison Co., 6.13%,
               10/1/10....................        5,454
    35,000   Duke Energy Corp., 4.50%,
               4/1/10.....................       35,413
     5,000   Entergy Gulf States, Inc.,
               3.60%, 6/1/08..............        4,919
    15,000   Kerr-McGee Corp., 7.88%,
               9/15/31....................       18,370
    10,000   Monongahela Power Co., 5.00%,
               10/1/06....................       10,181
    35,000   Occidental Petroleum Corp.,
               8.45%, 2/15/29.............       47,412
    10,000   Panhandle Eastern Pipeline
               Co., 2.75%, 3/15/07........        9,792
    10,000   Petro-Canada Financial
               Partnership, 5.00%,
               11/15/14...................        9,963
    10,000   Petro-Canada Financial
               Partnership, 5.35%,
               7/15/33....................        9,344
    15,000   Wisconsin Electric Power Co.,
               3.50%, 12/1/07.............       14,940
                                            -----------
                                                254,411
                                            -----------

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EQUITY AND INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

  SHARES
    OR
PRINCIPAL                                      FAIR
  AMOUNT                                       VALUE
----------                                  -----------
CORPORATE BONDS, CONTINUED
Financials (1.4%):
$   40,000   American General Finance
               Corp., Series MTNI, 4.63%,
               5/15/09....................  $    40,704
    15,000   American General Finance
               Corp., Series MTNH, 4.63%,
               9/1/10.....................       15,003
    10,000   Equitable Companies, Inc.,
               6.50%, 4/1/08..............       10,819
    50,000   Capital Auto Receivables
               Asset Trust, Class A2,
               Series 04-2, 3.35%,
               2/15/08....................       49,844
    50,000   Caterpillar Financial
               Services Corp., Series
               MTNF, 3.63%, 11/15/07......       50,055
    20,000   CIT Group, Inc., 3.65%,
               11/23/07...................       19,923
   120,000   Citigroup, Inc., 5.63%,
               8/27/12....................      127,793
    24,594   Countrywide Home Loans, Inc.,
               3.25%, 5/21/08.............       24,048
    20,000   EOP Operating Limited
               Partnership, 4.75%,
               3/15/14....................       19,347
    80,000   General Electric Capital
               Corp., Series MTNA, 4.75%,
               9/15/14....................       79,742
   140,000   General Motors Acceptance
               Corp., 6.88%, 9/15/11......      143,471
    10,000   General Motors Acceptance
               Corp., 8.00%, 11/1/31......       10,279
    80,000   Goldman Sachs Group, Inc.,
               5.25%, 10/15/13............       81,848
    20,000   Household Finance Corp.,
               4.13%, 11/16/09............       19,892
    60,000   Household Finance Corp.,
               8.00%, 7/15/10.............       70,616
    50,000   Marsh & Mclennan Companies,
               Inc., 5.38%, 7/15/14.......       48,853
    25,000   MBNA America Bank Corp.,
               7.13%, 11/15/12............       28,438
    20,000   MBNA Corp., 6.13%, 3/1/13....       21,435
    65,000   SLM Corp., 4.00%, 1/15/10....       64,497
   100,000   USAA Auto Owner Trust, Class
               A3, Series 04-3, 3.16%,
               2/17/09....................       99,577
    40,000   Washington Mutual, Inc.,
               8.25%, 4/1/10..............       46,797
                                            -----------
                                              1,072,981
                                            -----------
Health Care (0.1%):
    55,000   Aetna, Inc., 7.88%, 3/1/11...       64,370
    15,000   Wellpoint, Inc., 3.75%,
               12/14/07...................       14,992
    20,000   Wellpoint, Inc., 4.25%,
               12/15/09...................       19,990
                                            -----------
                                                 99,352
                                            -----------

  SHARES
    OR
PRINCIPAL                                      FAIR
  AMOUNT                                       VALUE
----------                                  -----------
CORPORATE BONDS, CONTINUED
Industrials (0.5%):
$   60,000   AIG Sunamer Global Finance
               IV, 6.30%, 5/10/11.........  $    65,440
    30,000   Arizona Public Service Co.,
               5.80%, 6/30/14.............       32,036
    16,882   BEA Systems 2001 Asset Trust,
               6.66%, 9/15/13.............       18,707
    20,000   Burlington North Santa FE
               Railway Co., 4.58%,
               1/15/21....................       20,252
     5,000   Csx Corp., 2.75%, 2/15/06....        4,957
     5,000   Csx Corp., 9.00%, 8/15/06....        5,415
    15,000   DaimlerChrysler NA Holding
               Corp., 7.30%, 1/15/12......       17,029
    20,000   DaimlerChrysler NA Holding
               Corp., 8.50%, 1/18/31......       24,989
    30,000   Ford Motor Credit Co., 7.25%,
               10/25/11...................       32,173
    65,000   General Motors Corp., 8.38%,
               7/15/33....................       67,345
    35,000   Hutchison Whampoa
               International, Ltd., 6.50%,
               2/13/13....................       37,719
    14,621   Nexen, Inc., 5.05%,
               11/20/13...................       14,520
    15,000   Norfolk Southern Corp.,
               7.35%, 5/15/07.............       16,235
    20,000   Northrop Grumman Corp.,
               7.13%, 2/15/11.............       22,952
     5,000   Raytheon Co., 8.30%, 3/1/10,
               8.30%, 3/1/10..............        5,925
    10,000   Raytheon Co., 4.85%,
               1/15/11....................       10,246
     5,000   Union Pacific Corp., 6.79%,
               11/9/07....................        5,379
    11,000   Union Pacific Corp., 6.65%,
               1/15/11....................       12,299
                                            -----------
                                                413,618
                                            -----------
Materials (0.2%):
    40,000   Consolidated Natural Gas,
               5.00%, 12/1/14.............       40,038
    15,000   ICI Wilmington, Inc., 4.38%,
               12/1/08....................       15,085
    45,000   Inco, Ltd., 7.20%, 9/15/32...       52,447
    10,000   International Paper Co.,
               5.85%, 10/30/12............       10,655
    30,000   Sealed Air Corp., 5.63%,
               7/15/13....................       31,036
    20,000   Weyerhaeuser Co., 6.75%,
               3/15/12....................       22,537
                                            -----------
                                                171,798
                                            -----------
Telecommunication Services (0.5%):
    30,000   AOL Time Warner, Inc., 7.70%,
               5/1/32.....................       36,694
    15,000   AT&T Wireless Services, Inc.,
               8.75%, 3/1/31..............       20,225

continued
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EQUITY AND INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

  SHARES
    OR
PRINCIPAL                                      FAIR
  AMOUNT                                       VALUE
----------                                  -----------
CORPORATE BONDS, CONTINUED
Telecommunication Services, continued
$   10,000   Clear Channel Communication,
               7.65%, 9/15/10.............  $    11,378
    55,000   Comcast Cable Communication,
               6.75%, 1/30/11.............       61,764
    35,000   Deutsche Telekom
               International Finance BV,
               8.75%, 6/15/30.............       46,216
    20,000   News America, Inc., 5.30%,
               12/15/14...................       20,236
    30,000   News America, Inc., 7.13%,
               4/8/28.....................       33,721
    45,000   Telecom Italia Capital,
               4.00%, 1/15/10.............       44,122
    30,000   Time Warner, Inc., 6.63%,
               5/15/29....................       32,325
    70,000   Verizon Global Funding Corp.,
               7.75%, 12/1/30.............       87,032
                                            -----------
                                                393,713
                                            -----------
Utilities (0.2%):
    20,000   Cincinnati Gas & Electric
               Co., 5.70%, 9/15/12........       21,189
    15,000   Cincinnati Gas & Electric
               Co., 5.38%, 6/15/33........       14,269
    10,000   Ohio Edison, 5.45%, 5/1/15...       10,143
    25,000   Ohio Power Co., 6.60%,
               2/15/33....................       27,965
    15,000   Pacific Gas & Electric Co.,
               6.05%, 3/1/34..............       15,579
    15,000   Ras Laffan Liquefied Natural
               Gas Company, Ltd., 8.29%,
               3/15/14....................       17,724
    10,000   South Carolina Electric & Gas
               Co., 5.30%, 5/15/33........        9,708
     5,000   Southern California Edison
               Co., 5.00%, 1/15/14........        5,081
    10,000   Sprint Capital Corp., 8.75%,
               3/15/32....................       13,323
                                            -----------
                                                134,981
                                            -----------
  Total Corporate Bonds
    (Cost $2,882,768)                         2,895,983
                                            -----------
PREFERRED STOCK (5.6%):
Consumer Discretionary (0.3%):
     1,400   Newell Financial Trust I.....       65,625
     2,300   Tribune Co. .................      208,955
                                            -----------
                                                274,580
                                            -----------
Energy (1.0%):
     5,000   Amerada Hess Corp. ..........      367,500
    12,000   El Paso Energy Corp. ........       40,400
                                            -----------
                                                807,900
                                            -----------

  SHARES
    OR
PRINCIPAL                                      FAIR
  AMOUNT                                       VALUE
----------                                  -----------
PREFERRED STOCK, CONTINUED
Financials (1.1%):
    10,000   Conseco, Inc. ...............      265,000
         6   Fannie Mae...................      630,000
                                            -----------
                                                895,000
                                            -----------
Health Care (1.4%):
     8,000   Baxter International,
               Inc. ......................      453,000
     8,000   Mckesson Financial Trust.....      402,000
     5,000   Schering-Plough Corp. .......      280,500
                                            -----------
                                              1,135,500
                                            -----------
Industrials (0.9%):
    15,000   Coltec Capital Trust.........      708,750
                                            -----------
Utilities (0.9%):
    20,000   Centerpointe Energy, Inc. ...      729,860
                                            -----------
  Total Preferred Stock
    (Cost $4,325,189)                         4,551,590
                                            -----------
U.S. GOVERNMENT SPONSORED ENTERPRISES (8.4%):
Federal Home Loan Mortgage Corporation (0.5%):
$  375,000   2.38%, 2/15/07...............      368,099
       826   11.00%, 11/1/10, Pool
               #431768....................          885
       930   13.00%, 6/1/11, Pool
               #431756....................        1,064
    17,289   11.50%, 5/1/14, Pool
               #189822....................       19,583
     7,095   11.00%, 9/1/15, Pool
               #170141....................        7,928
    16,377   10.00%, 9/1/17, Pool
               #555283....................       18,254
    13,569   10.50%, 11/1/17, Pool
               #360016....................       15,195
                                            -----------
                                                431,008
                                            -----------
Federal National Conventional Loan (0.9%):
     6,827   10.50%, 12/1/16, Pool
               #124783....................        7,655
       812   7.50%, 7/1/30, Pool
               #541844....................          869
    16,509   7.50%, 9/1/30, Pool
               #190308....................       17,674
    15,286   8.50%, 11/1/30, Pool
               #547877....................       16,540
    12,802   7.50%, 12/1/30, Pool
               #541493....................       13,706
    14,950   7.50%, 2/1/31, Pool#
               253643.....................       16,005
     2,827   8.00%, 7/1/31, Pool
               #253905....................        3,049
    13,965   8.00%, 5/1/32, Pool
               #645398....................       15,065
   424,939   6.50%, 9/1/33, Pool
               #725032....................      445,788
   175,000   7.00%, 1/15/34, Pool
               #41902(c)..................      185,391
                                            -----------
                                                721,742
                                            -----------
Federal National Mortgage Association (7.0%):
 4,464,000   1.27%, 1/3/05 (b)............    4,464,000
   350,000   6.63%, 10/15/07..............      379,307
   775,000   4.25%, 5/15/09...............      788,553
                                            -----------
                                              5,631,860
                                            -----------

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EQUITY AND INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

  SHARES
    OR
PRINCIPAL                                      FAIR
  AMOUNT                                       VALUE
----------                                  -----------
U.S. GOVERNMENT SPONSORED ENTERPRISES, CONTINUED
Government National Mortgage Association (0.0%):
$   12,377   10.00%, 10/15/21, Pool
               #780488....................  $    13,803
    14,320   10.50%, 4/15/25, Pool
               #780127....................       16,077
                                            -----------
                                                 29,880
                                            -----------
  Total U.S. Government Sponsored
Enterprises
    (Cost $6,814,799)
                                              6,814,490
                                            -----------
U.S. TREASURY OBLIGATIONS (13.1%):
U.S. Treasury Bonds (2.1%):
$   75,000   8.13%, 8/15/19...............      102,369
   700,000   7.63%, 2/15/25...............      948,036
   535,000   6.13%, 8/15/29...............      628,123
                                            -----------
                                              1,678,528
                                            -----------
U.S. Treasury Notes (10.6%):
   250,000   1.88%, 1/31/06...............      247,598
 1,500,000   5.63%, 2/15/06...............    1,546,407
 4,670,000   3.50%, 11/15/06..............    4,709,405
 1,195,000   4.75%, 11/15/08..............    1,251,623
   935,000   3.88%, 2/15/13...............      922,509
                                            -----------
                                              8,677,542
                                            -----------

  SHARES
    OR
PRINCIPAL                                      FAIR
  AMOUNT                                       VALUE
----------                                  -----------
U.S. TREASURY OBLIGATIONS, CONTINUED
U.S. Treasury STRIPS (0.4%):
$   75,000   1.80%, 2/15/25 (b)...........  $    27,019
   825,000   1.82%, 2/15/25 (b)...........      296,050
                                            -----------
                                                323,069
                                            -----------
  Total U.S. Treasury Obligations
    (Cost $10,646,426)                       10,679,139
                                            -----------
DEPOSIT ACCOUNT (0.0%):
     2,494   TNT Offshore Deposit
               Account....................        2,494
                                            -----------
  Total Deposit Account
    (Cost $2,494)                                 2,494
                                            -----------
  Total Investments
    (Cost $77,114,749) (a)--101.3%           82,287,526
  Net Other Assets/(Liabilities)--(1.3)%    (1,069,346)
                                            -----------
  Net Assets--100.0%                        $81,218,180
                                            ===========

------------

*   Non-income producing security.

ADR -- American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $77,740. Cost for federal income tax purposes differs from fair value by net unrealized appreciation on securities as follows:

      Unrealized appreciation...................  $5,208,422
      Unrealized depreciation...................    (113,385)
                                                  ----------
      Net unrealized appreciation...............  $5,095,037
                                                  ==========

(b)  The rate presented represents the effective yield at December 31, 2004.

(c)  TBA security.

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                                USAZ VAN KAMPEN
                                                                  EQUITY AND
                                                                  INCOME FUND
                                                                ---------------
ASSETS
Investments, at cost........................................      $77,114,749
                                                                  ===========
Investments, at value.......................................      $82,287,526
Interest and dividends receivable...........................          275,361
Receivable for investments sold.............................          104,063
Prepaid expenses............................................            2,095
                                                                  -----------
  Total Assets..............................................       82,669,045
                                                                  -----------
LIABILITIES
Dividends payable...........................................          389,202
Payable for investments purchased...........................          979,713
Manager fees payable........................................           48,162
Distribution fees payable...................................           16,136
Other accrued liabilities...................................           17,652
                                                                  -----------
  Total Liabilities.........................................        1,450,865
                                                                  -----------
NET ASSETS..................................................      $81,218,180
                                                                  ===========
NET ASSETS CONSIST OF:
  Capital...................................................      $75,956,148
  Accumulated net realized gains on investments.............           89,255
  Net unrealized appreciation on investments................        5,172,777
                                                                  -----------
NET ASSETS..................................................      $81,218,180
                                                                  ===========
Shares of beneficial interest (unlimited shares
  authorized)...............................................        7,478,650
Net Asset Value (offering and redemption price per share)...      $     10.86
                                                                  ===========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS

                                                                USAZ VAN KAMPEN
                                                                  EQUITY AND
                                                                  INCOME FUND
                                                                ---------------
                                                                MAY 3, 2004 TO
                                                                 DECEMBER 31,
                                                                    2004(A)
                                                                ---------------
INVESTMENT INCOME:
Interest....................................................      $  281,425
Dividends...................................................         422,765
                                                                  ----------
     Total Investment Income................................         704,190
                                                                  ----------
EXPENSES:
Manager fees................................................         203,851
Administration fees.........................................          24,323
Distribution fees...........................................          67,950
Fund accounting fees........................................           5,569
Custodian fees..............................................           8,123
Legal fees..................................................           4,250
Other expenses..............................................          16,582
                                                                  ----------
     Total expenses before waivers..........................         330,648
     Less expenses waived by the Manager....................          (4,487)
                                                                  ----------
     Net Expenses...........................................         326,161
                                                                  ----------
NET INVESTMENT INCOME.......................................         378,029
                                                                  ----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments...........................          89,255
Change in unrealized appreciation/depreciation on
  investments...............................................       5,172,777
                                                                  ----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS............       5,262,032
                                                                  ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............      $5,640,061
                                                                  ==========

------------
(a) Period from commencement of operations.

See accompanying notes to the financial statements.
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF CHANGES IN NET ASSETS

                                                                USAZ VAN KAMPEN
                                                                  EQUITY AND
                                                                  INCOME FUND
                                                                ---------------
                                                                MAY 3, 2004 TO
                                                                 DECEMBER 31,
                                                                    2004(A)
                                                                ---------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................      $   378,029
  Net realized gains on investments.........................           89,255
  Change in unrealized appreciation/depreciation on
     investments............................................        5,172,777
                                                                  -----------
  Change in net assets from operations......................        5,640,061
                                                                  -----------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income................................         (389,202)
                                                                  -----------
  Change in net assets resulting from dividends to
     shareholders...........................................         (389,202)
                                                                  -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................       76,697,529
  Cost of shares redeemed...................................         (730,208)
                                                                  -----------
  Change in net assets from capital transactions............       75,967,321
                                                                  -----------
  Change in net assets......................................       81,218,180
NET ASSETS:
  Beginning of period.......................................               --
                                                                  -----------
  End of period.............................................      $81,218,180
                                                                  ===========
SHARE TRANSACTIONS:
  Shares issued.............................................        7,551,384
  Shares redeemed...........................................          (72,734)
                                                                  -----------
  Change in shares..........................................        7,478,650
                                                                  ===========

------------
(a) Period from commencement of operations.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EQUITY AND INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-four series, the USAZ AIM Basic Value Fund, the USAZ AIM Blue Chip Fund, the USAZ AIM Dent Demographic Trends Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Growth and Income Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ PIMCO NFJ Small Cap Value Fund, the USAZ PIMCO PEA Renaissance Fund, the USAZ PIMCO PEA Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Van Kampen Equity and Income Fund, which commenced operations on May 3, 2004.

  The Trust is authorized to issue an unlimited number of shares without par value. Each Fund offers Class 1 and Class 2 shares. However, only Class 2 shares were available in 2004. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Van Kampen Equity and Income Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as report by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EQUITY AND INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained a money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, Van Kampen Asset Management, Inc. ("VKAM") and the Trust, VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2005.

  For the period ended December 31, 2004, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ Van Kampen Equity and Income Fund......................     0.75%          1.20%

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2004, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                   EXPIRES
                                                                  12/31/2007
                                                                  ----------
   USAZ Van Kampen Equity and Income Fund......................     $4,487

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. Such officers are paid no fees directly by the Fund for serving as officers of the Fund. The Administrator is entitled to a complex level fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion plus an anual base fee of $1.25 million for the Trust, or $50,000 for each Fund if the Trust has more than 25 funds and is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EQUITY AND INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  Certain Officers and Trustees of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles, except the Chief Compliance Officer. For their service to the Trust, four out of the six non-interested trustees were paid $31,000 and the other two non-interested trustees were paid $32,000 by the Funds during the period ended December 31, 2004 for meeting and retainer fees. Included in other expenses in the Statement of Operations is $1,504 paid by the Fund for meeting and retainer fees.

  For the year ended December 31, 2004, the Fund paid approximately $1,100 to affiliated broker/dealers of the manager and/or subadviser on executions of purchases and sales of the Fund's portfolio investments.

4. SECURITY PURCHASES AND SALES

  For the period ended December 31, 2004, purchases and sales of securities (excluding short-term and U.S. Government securities) were as follows:

                                                                  PURCHASES       SALES
                                                                 -----------   -----------
   USAZ Van Kampen Equity and Income Fund......................  $72,980,893   $12,454,659

  For the period ended December 31, 2004, Purchases and sales on long-term U.S. Government Securities were as follow:

                                                                  PURCHASES      SALES
                                                                 -----------   ----------
   USAZ Van Kampen Equity and Income Fund......................  $14,885,542   $4,181,479

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to it shareholders. Therefore, no provision is made for federal income taxes.

  As of December 31, 2004, the components of accumulated earnings on a tax basis was as follows:

                                   UNDISTRIBUTED                                                TOTAL
                                     ORDINARY      ACCUMULATED   DIVIDENDS    UNREALIZED     ACCUMULATED
                                      INCOME        EARNINGS      PAYABLE    APPRECIATION*    EARNINGS
                                   -------------   -----------   ---------   -------------   -----------
   USAZ Van Kampen Equity and
     Income Fund.................    $556,197       $556,197     $(389,202)   $5,095,037     $5,262,032

  * The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

6. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  For corporate shareholders, 70.55% of the total ordinary income distributions paid during the fiscal period ended December 31, 2004 qualify for the corporate dividends received deduction.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.USAllianz.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for fiscal quarters ending March 31 and September 30 will be available no later than 60 days after the period end, without charge, on the Securities and Exchange Commissions' website at http://www.sec.gov.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EQUITY AND INCOME FUND
FINANCIAL HIGHLIGHTS

                                                              MAY 3, 2004 TO
                                                               DECEMBER 31,
                                                                 2004(A)
                                                              --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $ 10.00
                                                                 -------
INVESTMENT ACTIVITIES:
  Net Investment Income.....................................        0.05
  Net Realized and Unrealized Gains on Investments..........        0.86
                                                                 -------
  Total from Investment Activities..........................        0.91
                                                                 -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income.....................................       (0.05)
                                                                 -------
  Total Dividends...........................................       (0.05)
                                                                 -------
NET ASSET VALUE, END OF PERIOD..............................     $ 10.86
                                                                 =======
TOTAL RETURN*(b)............................................        9.12%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)..........................     $81,218
Net Investment Income Net of Waivers/Reimbursements(c)......        1.40%
Expenses Before Waivers/Reimbursements**(c).................        1.22%
Expenses Net of Waivers/Reimbursements(c)...................        1.20%
Portfolio Turnover Rate(b)..................................       44.65%

------------

* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
** During the period, certain fees were contractually reduced through April 30, 2005. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.

See accompanying notes to the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Van Kampen Equity and Income Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2004, and the related statement of operations, statements of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 15, 2005

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Harrison Conrad, Age 70     Trustee           Since 10/99     Retired; Board Member of           24              None
   79 Dorchester Rd.                                             Capital Re Corporation from
   Darien, CT 06820                                              1995 to December 1999;
                                                                 Retired from J.P. Morgan
                                                                 after 34 years.
   Roger Gelfenbien, Age 61    Trustee           Since 10/99     Retired; Partner of                24        Webster Financial
   37 Stonegate Dr.                                              Accenture from 1983 to                         Phoenix Edge
   Wethersfield, CT 06109                                        August 1999.                                 Funds (32 Funds)
   Dickson W. Lewis, Age 54    Trustee            Since 2/04     Vice President of Jostens,         24              None
   2355 Abingdon Way                                             Inc., a manufacturer of
   Long Lake, MN 55356                                           school products, 2001 to
                                                                 present; Senior Vice
                                                                 President of Fortis Group, a
                                                                 Life Insurance and
                                                                 Securities company, 1997 to
                                                                 2001
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001
   Claire R. Leonardi, Age 48  Trustee            Since 2/04     General Partner of Fairview        24              None
   289 Woodchuck Lane                                            Capital, L.P., a venture
   Harwinton, CT 06791                                           capital fund-of-funds, 9/94
                                                                 to present
   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment          24        Connecticut Water
   60                                                            Officer, Hartford Foundation                   Service, Inc.
   44 Foxboro Rd.                                                for Public Giving from
   Essex, CT 06426                                               September 2000 to January
                                                                 2003; Chairman, Chief
                                                                 Executive and President of
                                                                 Conning Corp. from September
                                                                 1999 to March 2000;
                                                                 Investment Consultant from
                                                                 1997 to September 1999
   Peter W. McClean, Age 60    Trustee            Since 2/04     President and CEO of               24              None
   18 Covewood Drive                                             Measurisk, a market risk
   Rowayton, CT 06853                                            information company, 2001 to
                                                                 present; Chief Risk
                                                                 Management Officer at Bank
                                                                 of Bermuda, Ltd., 4/96 to
                                                                 8/01

INTERESTED TRUSTEES**

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Chris Pinkerton, Age 46     Chairman of       Since 09/01     President, USAllianz               24            Franklin
   5701 Golden Hills Drive     the Board and                     Investor Services and Senior                     Templeton
   Minneapolis, MN 55416       President                         Vice President, Allianz Life                     Variable
                                                                 Insurance Co. of North                           Insurance
                                                                 America from April 1999 to                    Products Trust
                                                                 present; Vice President of                      (22 Funds)
                                                                 marketing, sales operations
                                                                 and director of marketing at
                                                                 Nationwide Financial
                                                                 Services from May 1977 to
                                                                 April 1999
   Jeffrey Kletti, Age 38      Trustee and        Since 2/04     Vice President Advisory            24              None
   5701 Golden Hills Drive     Vice President                    Management, USAllianz
   Minneapolis, MN 55416                                         Advisers 2000 to present;
                                                                 formerly, 2nd Vice President
                                                                 of Mutual Fund Marketing,
                                                                 Fortis Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
   NAME, ADDRESS, AND AGE         VIP TRUST             PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 59      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Curtis Barnes, Age 50       Assistant          Vice President of Legal Services of BISYS Fund Services from
   BISYS Fund Services, Inc.   Secretary          May 1995 to present.
   3435 Stelzer Road
   Columbus, OH 43219
   Troy Sheets, Age 33         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1996-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 36    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

  *  Member of the Audit Committee.

  ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (977) 833-7113.

                               USAZ(R) VAN KAMPEN
                                   GROWTH FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2004

                                                                 USAILIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                             Schedule of Investments
                                     Page 4

                       Statement of Assets and Liabilities
                                     Page 6

                             Statement of Operations
                                     Page 7

                       Statements of Changes in Net Assets
                                     Page 8

                        Notes to the Financial Statements
                                     Page 9

                              Financial Highlights
                                     Page 13

             Report of Independent Registered Public Accounting Firm
                                     Page 14

                     Information about Trustees and Officers
                                     Page 15

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) VAN KAMPEN GROWTH FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ Van Kampen Growth Fund and Van Kampen Asset Management serves as Subadviser to the Fund.

Van Kampen Asset Management is a wholly owned subsidiary of Van Kampen Investments Inc. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?

The Fund gained 21.23% compared to a return of 15.48% for the Fund's benchmark, the Russell MidCap(R) Growth Index(1).

The Fund performed strongly in absolute terms, but its bias towards shares of highquality growth hurt returns somewhat as shares of lower-quality smaller-cap firms were the period's best performers.*

The Fund's performance, relative to its benchmark, was hampered by an underweight position and stock selection in the strong performing information technology sector. That said, the Fund's technology holdings made a strong positive contribution to its overall performance. The Fund also held an overweight position in defensive shares of consumer staples companies, which performed relatively poorly as the economy rebounded. Certain energy stocks as well as an overweight position in the energy sector also hurt the Fund's relative performance. Stock selection in the health-care sector hurt performance somewhat, though this was partially mitigated by the favorable impact of the Fund's underweight position among such shares.*

The Fund's relative performance was helped by an overweight position in consumer discretionary stocks, which benefited from improved economic fundamentals and strong consumer spending during the period. The Fund's overweight position in the telecommunications sector -- one of the period's top performers -- also helped boost shareholder returns relative to the Fund's benchmark.*

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2004.

(1) The Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index, although they can invest in the underlying securities.

USAZ(R) VAN KAMPEN GROWTH FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek capital growth. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in common stocks and other equity securities of growth companies.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

GROWTH OF A $10,000 INVESTMENT

           USAZ(R) Van Kampen Growth Fund     Russell MidCap(R) Growth Index
           ------------------------------     ------------------------------
5/01/2001              10000                              10000
                        9900                               9958
                        8070                               7190
    12/01               9610                               9136
                        9630                               8974
                        8460                               7336
                        7130                               6076
    12/02               7280                               6632
                        7130                               6631
                        8090                               7875
                        8420                               8439
    12/03               9350                               9465
                        9840                               9922
                       10120                              10027
                       10031                               9593
    12/04              11335                              10930

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

                                            SINCE
                                   1      INCEPTION
                                  YEAR     (5/1/01)
USAZ(R) Van Kampen Growth Fund   21.23%     3.47%
Russell MidCap(R) Growth Index   15.48%     2.45%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell MidCap(R) Growth Index, an unmanaged index which measures the performance of individual securities found in the Russell MidCap universe with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION

  As a shareholder of the USAZ Van Kampen Growth Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Van Kampen Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                         BEGINNING         ENDING          EXPENSE PAID        EXPENSE RATIO
                                       ACCOUNT VALUE    ACCOUNT VALUE     DURING PERIOD*       DURING PERIOD
                                          7/1/04          12/31/04       7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                       -------------   ---------------   -----------------   -----------------
   USAZ Van Kampen Growth Fund.......    $1,000.00        $1,120.10            $6.93               1.30%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Van Kampen Growth Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                         BEGINNING         ENDING          EXPENSE PAID        EXPENSE RATIO
                                       ACCOUNT VALUE    ACCOUNT VALUE     DURING PERIOD*       DURING PERIOD
                                          7/1/04          12/31/04       7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                       -------------   ---------------   -----------------   -----------------
   USAZ Van Kampen Growth Fund.......    $1,000.00        $1,018.60            $6.60               1.30%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

The USAZ Van Kampen Growth Fund invested, as a percentage of net assets, in the following types of securities, as of December 31, 2004.

                                               PERCENT OF
   USAZ VAN KAMPEN GROWTH FUND                 NET ASSETS
   ---------------------------                 ----------
   Common Stock(1)...........................     96.2%
   U.S. Government Sponsored Enterprise......      4.6
   Short-Term Investments*...................     26.3
                                                 -----
                                                 127.1%**
                                                 =====

   (1) Industry:

     Consumer Discretionary....................   29.4%
     Energy....................................    4.6
     Financials................................    8.8
     Health Care...............................   16.7
     Industrials...............................   10.3
     Information Technology....................   17.0
     Materials.................................    5.6
     Utilities.................................    3.8
                                                 -----
                                                  96.2%
                                                 =====

  * Short-term investments represents the invested cash collateral received in connection with securities lending.
  ** Categories are shown as a percentage of net assets, not total investments, as such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004


                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS (96.2%):
Consumer Discretionary (29.4%):
     15,000   Abercrombie & Fitch Co.,
                Class A..................  $    704,250
     18,550   Chico's FAS, Inc.*(+)......       844,582
     15,710   Coach, Inc.*...............       886,044
     12,100   Dex Media, Inc. ...........       302,016
     37,100   Dollar Tree Stores,
                Inc.*(+).................     1,064,028
      9,700   Dreamworks Animation SKG,
                Inc., Class A*...........       363,847
      6,000   Four Seasons Hotels,
                Inc.(+)..................       490,740
     19,150   Getty Images, Inc.*(+).....     1,318,477
     46,440   GTECH Holdings Corp. ......     1,205,118
      4,650   Harman International
                Industries, Inc. ........       590,550
     20,500   Interactive Data Corp.*....       445,670
     24,525   International Game
                Technology...............       843,170
      9,000   Kmart Holding Corp.*.......       890,550
     31,600   Lamar Advertising Co.*.....     1,351,847
      6,289   Las Vegas Sands Corp.*.....       301,872
      4,300   Mohawk Industries, Inc.*...       392,375
     15,671   NTL, Inc.*.................     1,143,356
        600   NVR, Inc.*(+)..............       461,640
      4,400   Overstock.com, Inc.*(+)....       303,600
     15,090   P.F. Chang's China Bistro,
                Inc.*(+).................       850,322
     12,400   Penn National Gaming,
                Inc.*....................       750,820
     29,535   PETsMART, Inc. ............     1,049,379
      7,000   R.H. Donnelley Corp.*......       413,350
     46,535   Royal Caribbean Cruises,
                Ltd.(+)..................     2,533,364
      8,800   SCP Pool Corp.(+)..........       280,720
     15,750   Sonic Corp.*...............       480,375
     40,425   Station Casinos, Inc. .....     2,210,438
     18,600   The Cheesecake Factory,
                Inc.*(+).................       603,942
     13,500   Toys "R" Us, Inc.*.........       276,345
     36,258   Univision Communications,
                Inc., Class A*...........     1,061,272
     15,500   Urban Outfitters, Inc.*....       688,200
      9,215   Wynn Resorts, Ltd.*(+).....       616,668
     11,025   Xm Satellite Radio
                Holdings, Inc., Class
                A*(+)....................       414,761
      9,200   YUM! Brands, Inc. .........       434,056
                                           ------------
                                             26,567,744
                                           ------------
Energy (4.6%):
      6,685   Smith International,
                Inc.*....................       363,731
     18,200   Suncor Energy, Inc., ADR...       644,280
     52,135   Ultra Petroleum Corp.*.....     2,509,257
     16,900   XTO Energy, Inc.(+)........       597,922
                                           ------------
                                              4,115,190
                                           ------------
Financials (8.8%):
     55,025   Ameritrade Holding
                Corp.*...................       782,456
     13,600   Assurant, Inc. ............       415,480
     35,850   Brascan Corp., Class A.....     1,290,958
     37,000   Calamos Asset Management,
                Inc., Class A*...........       998,999
      3,000   Chicago Mercantile
                Exchange(+)..............       686,100
      8,510   Doral Financial Corp.(+)...       419,118
     12,110   Legg Mason, Inc. ..........       887,179
      9,900   Moody's Corp.(+)...........       859,815
     18,075   Plum Creek Timber Company,
                Inc. ....................       694,803
      1,315   White Mountains Insurance
                Group, Ltd...............       849,490
                                           ------------
                                              7,884,398
                                           ------------


                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS, CONTINUED
Health Care (16.7%):
      7,000   Advanced Medical
                Optics*(+)...............  $    287,980
     11,600   Amylin Pharmaceuticals,
                Inc.*(+).................       270,976
     20,700   Biomet, Inc. ..............       898,173
     12,450   C.R. Bard, Inc. ...........       796,551
     14,880   Celgene Corp.*(+)..........       394,766
     14,760   Charles River Laboratories
                International,
                Inc.*(+).................       679,108
      6,600   Cooper Companies,
                Inc.(+)..................       465,894
     20,300   Dade Behring Holdings,
                Inc.*(+).................     1,136,800
     16,200   Elan Corp. plc, ADR*(+)....       441,450
     23,120   Fisher Scientific
                International, Inc.*.....     1,442,226
     10,700   Gen-Probe, Inc.*...........       483,747
     17,200   Genzyme Corp.*.............       998,804
      7,625   IDEXX Laboratories,
                Inc.*(+).................       416,249
     18,900   INAMED Corp.*..............     1,195,425
     23,829   Kinetic Concepts,
                Inc.*(+).................     1,818,152
     13,100   MedImmune, Inc.*...........       355,141
     20,850   Patterson Companies,
                Inc.*....................       904,682
     20,575   Stericycle, Inc.*(+).......       945,421
     55,600   VCA Antech, Inc.*(+).......     1,089,760
                                           ------------
                                             15,021,305
                                           ------------
Industrials (10.3%):
     15,225   C.H. Robinson Worldwide,
                Inc. ....................       845,292
     10,300   Career Education Corp.*....       412,000
     15,500   ChoicePoint, Inc.*.........       712,845
     36,775   Corporate Executive Board
                Co.(+)...................     2,461,719
      8,100   Expeditors International of
                Washington, Inc.(+)......       452,628
      6,300   Fastenal Co.(+)............       387,828
     21,225   Graco, Inc. ...............       792,754
     13,162   Iron Mountain, Inc.*(+)....       401,309
      8,500   ITT Educational Services,
                Inc.*(+).................       404,175
     13,700   Laureate Education,
                Inc.*(+).................       604,033
     10,500   Monster Worldwide, Inc.*...       353,220
      7,000   Pentair, Inc. .............       304,920
      4,100   Precision Castparts
                Corp. ...................       269,288

continued
 4

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004


                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS, CONTINUED
Industrials, continued
      7,200   Rockwell Collins, Inc. ....  $    283,968
      5,100   Strayer Education, Inc. ...       559,929
                                           ------------
                                              9,245,908
                                           ------------
Information Technology (17.0%):
     20,150   Adobe Systems, Inc. .......     1,264,210
     30,700   Akamai Technologies,
                Inc.*(+).................       400,021
     14,675   Altera Corp.*..............       303,773
     19,000   Andrew Corp.*..............       258,970
     10,600   Apple Computer, Inc.*......       682,640
     20,400   Autodesk, Inc. ............       774,180
     26,800   Avaya, Inc.*(+)............       460,960
      5,490   CDW Corp. .................       364,262
      8,000   CheckFree Corp.*(+)........       304,640
     21,000   Cognizant Technology
                Solutions Corp.*(+)......       888,930
     16,900   Electronic Arts, Inc.*.....     1,042,392
      6,800   Flir Systems, Inc.*........       433,772
     14,125   Global Payments, Inc.(+)...       826,878
     28,300   Juniper Networks, Inc.*....       769,477
      6,325   KLA-Tencor Corp.*(+).......       294,619
      6,100   Lexmark International,
                Inc.*....................       518,500
     19,400   Linear Technology Corp. ...       751,944
     29,600   Marvell Technology Group,
                Ltd.*....................     1,049,911
     10,200   McAfee, Inc.*..............       295,086
     17,875   Mercury Interactive
                Corp.*...................       814,206
     19,175   Network Appliance, Inc.*...       636,994
     26,400   Salesforce.com. Inc.*(+)...       447,216
     20,400   Shanda Interactive
                Entertainment,
                Ltd.*(+).................       867,000
     13,500   Tessera Technologies,
                Inc.*....................       502,335
      9,200   VeriSign, Inc. ............       308,384
                                           ------------
                                             15,261,300
                                           ------------

Materials (5.6%):
      4,250   Cameco Corp.(+)............       445,655
     26,100   Freeport-McMoRan Copper &
                Gold, Inc., Class B......       997,803
      8,800   Peabody Energy Corp. ......       712,008
     35,675   Placer Dome, Inc. .........       672,831
     16,700   Rinker Group, Ltd.,
                ADR(+)...................     1,387,269
     15,320   Sealed Air Corp.*..........       816,096
                                           ------------
                                              5,031,662
                                           ------------
Utilities (3.8%):
     92,579   Crown Castle International
                Corp.*...................     1,540,515
      5,600   Kinder Morgan, Inc. .......       409,528
     14,300   NII Holdings, Inc., Class
                B*(+)....................       678,535
     16,025   Questar Corp. .............       816,634
                                           ------------
                                              3,445,212
                                           ------------
                      Total Common Stocks
                       (Cost $69,888,939)    86,572,719
                                           ------------

  SHARES
    OR
 PRINCIPAL                                     FAIR
  AMOUNT                                      VALUE
-----------                                ------------
U.S. GOVERNMENT SPONSORED ENTERPRISE (4.6%):
Federal National Mortgage Association (4.6%):
$ 4,114,000   1.27%, 1/3/05(b)...........  $  4,114,000
                                           ------------
  Total U.S. Government Sponsored
Enterprise
    (Cost $4,113,714)
                                              4,114,000
                                           ------------
DEPOSIT ACCOUNT (0.0%):
      5,844   TNT Offshore Deposit
                Account..................         5,844
                                           ------------
  Total Deposit Account
    (Cost $5,844)                                 5,844
                                           ------------
COLLATERAL FOR SECURITIES ON LOAN (26.3%):
 23,698,270   Northern Trust
                Institutional Liquid
                Asset Portfolio..........    23,698,270
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $23,698,270)                       23,698,270
                                           ------------
  Total Investments
    (Cost $97,706,767) (a)--127.1%          114,390,833
  Net Other Assets/(Liabilities)--(27.1)%   (24,381,118)
                                           ------------
  Net Assets--100.0%                       $ 90,009,715
                                           ============

------------

*   Non-income producing security.

(+)   All or a portion of security is loaned as of December 31, 2004.
ADR -- American Depository Receipt
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $615,208. Cost for federal income tax purposes differs from fair value by net unrealized appreciation on securities as follows:

      Unrealized appreciation...................  $16,475,011
      Unrealized depreciation...................     (406,153)
                                                  -----------
      Net unrealized appreciation...............  $16,068,858
                                                  ===========

(b) Discount Note. The rate presented represents the effective yield at December 31, 2004.

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                              USAZ VAN KAMPEN
                                                                GROWTH FUND
                                                              ---------------
ASSETS
Investments, at cost........................................   $ 97,706,767
                                                               ============
Investments, at fair value*.................................   $114,390,833
Interest and dividends receivable...........................         10,619
Prepaid expenses............................................          2,321
                                                               ------------
  Total Assets..............................................    114,403,773
                                                               ------------
LIABILITIES
Payable for investments purchased...........................        603,858
Payable for cash collateral received on loaned securities...     23,698,270
Manager fees payable........................................         61,396
Distribution fees payable...................................         18,283
Other accrued liabilities...................................         12,251
                                                               ------------
  Total Liabilities.........................................     24,394,058
                                                               ------------
NET ASSETS..................................................   $ 90,009,715
                                                               ============
NET ASSETS CONSIST OF:
  Capital...................................................   $ 72,236,177
  Accumulated net realized gains on investments.............      1,089,472
  Net unrealized appreciation on investments................     16,684,066
                                                               ------------
NET ASSETS..................................................   $ 90,009,715
                                                               ============
Shares of beneficial interest (unlimited shares
  authorized)...............................................      8,218,944
Net Asset Value (offering and redemption price per share)...   $      10.95
                                                               ============

------------

* Includes securities on loan of $23,663,643.

See accompanying notes to the financial statements.
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                              USAZ VAN KAMPEN
                                                                GROWTH FUND
                                                              ---------------
INVESTMENT INCOME:
Interest....................................................    $    30,252
Dividends...................................................        286,344
Income from securities lending..............................         19,276
                                                                -----------
     Total Investment Income................................        335,872
                                                                -----------
EXPENSES:
Manager fees................................................        566,338
Administration fees.........................................         64,913
Distribution fees...........................................        166,570
Fund accounting fees........................................          2,179
Custodian fees..............................................         35,303
Legal fees..................................................         10,429
Other expenses..............................................         34,220
                                                                -----------
     Total expenses before waivers..........................        879,952
     Less expenses waived by the Manager....................        (33,651)
                                                                -----------
     Net Expenses...........................................        846,301
                                                                -----------
NET INVESTMENT LOSS.........................................       (510,429)
                                                                -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments...........................      1,314,861
Change in unrealized appreciation/depreciation on
  investments...............................................     12,265,293
                                                                -----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS............     13,580,154
                                                                -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    $13,069,725
                                                                ===========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    USAZ VAN KAMPEN
                                                                      GROWTH FUND
                                                              ----------------------------
                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2004            2003
                                                              ------------    ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment loss.......................................  $   (510,429)   $  (254,506)
  Net realized gains on investments.........................     1,314,861      5,599,533
  Change in unrealized appreciation/depreciation on
     investments............................................    12,265,293      3,931,048
                                                              ------------    -----------
  Change in net assets from operations......................    13,069,725      9,276,075
                                                              ------------    -----------
DIVIDENDS TO SHAREHOLDERS:
  From net realized gains on investments....................    (2,218,887)            --
                                                              ------------    -----------
  Change in net assets resulting from dividends to
     shareholders...........................................    (2,218,887)            --
                                                              ------------    -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    41,587,951     29,798,802
  Proceeds from dividends reinvested........................     2,218,887             --
  Cost of shares redeemed...................................   (17,071,817)    (5,704,185)
                                                              ------------    -----------
  Change in net assets from capital transactions............    26,735,021     24,094,617
                                                              ------------    -----------
  Change in net assets......................................    37,585,859     33,370,692
NET ASSETS:
  Beginning of year.........................................    52,423,856     19,053,164
                                                              ------------    -----------
  End of year...............................................  $ 90,009,715    $52,423,856
                                                              ============    ===========
SHARE TRANSACTIONS:
  Shares issued.............................................     4,164,100      3,719,871
  Dividends reinvested......................................       234,060             --
  Shares redeemed...........................................    (1,788,803)      (728,507)
                                                              ------------    -----------
  Change in shares..........................................     2,609,357      2,991,364
                                                              ============    ===========

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-four series, the USAZ AIM Basic Value Fund, the USAZ AIM Blue Chip Fund, the USAZ AIM Dent Demographic Trends Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Growth and Income Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ PIMCO NFJ Small Cap Value Fund, the USAZ PIMCO PEA Renaissance Fund, the USAZ PIMCO PEA Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Van Kampen Growth Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. However, only Class 2 shares were available in 2004. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Van Kampen Growth Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as report by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the U.S., equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2004, the Fund had loans outstanding of:

                                                                                       AVERAGE VALUE ON LOAN
                                                        VALUE OF     VALUE OF LOANED    FOR THE YEAR ENDED
                                                       COLLATERAL      SECURITIES        DECEMBER 31, 2004
                                                       -----------   ---------------   ---------------------
   USAZ Van Kampen Growth Fund.......................  $24,344,706     $23,663,643          $16,759,668

  The Fund received cash and non-cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio and the non-cash collateral represented short term instruments from Banco Santander Central Hispano SA and Royal Bank of Canada Letter of Credit at December 31, 2004. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained a money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, Van Kampen Asset Management, Inc. ("VKAM") and the Trust, VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2005.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  For the year ended December 31, 2004, the Manager fees of the Fund were based on a tiered structure for various net assets levels as follows: the first $100 million at 0.85%, the next $150 million at 0.80%, the next $250 million at 0.775%, and over $500 million at 0.75%. The annual expense limit of the Fund was 1.30%*.

  * The annual expense limit was increased from 1.20% to 1.30% on May 1, 2004.

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2004, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES      EXPIRES
                                                                 12/31/2005   12/31/2006   12/31/2007
                                                                 ----------   ----------   ----------
   USAZ Van Kampen Growth Fund.................................   $120,245     $97,578      $33,651

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. Such officers are paid no fees directly by the Fund for serving as officers of the Fund. The Administrator is entitled to a complex level fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion plus an annual base fee of $1.25 million for the Trust, or $50,000 for each Fund if the Trust has more than 25 funds and is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  Certain Officers and Trustees of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles, except the Chief Compliance Officer. For their service to the Trust, four out of the six non-interested trustees were paid $31,000 and the other two non-interested trustees were paid $32,000 by the Funds during the year ended December 31, 2004 for meeting and retainer fees. Included in other expenses in the Statement of Operations is $5,601 paid by the Fund for meeting and retainer fees.

  For the year ended December 31, 2004, the Fund paid approximately $900 to affiliated broker/dealers of the manager and/or subadviser on executions of purchases and sales of the Fund's portfolio investments.

4. SECURITY PURCHASES AND SALES

  For the year ended December 31, 2004, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES        SALES
                                                                 ------------   -----------
   USAZ Van Kampen Growth Fund.................................  $102,025,713   $80,052,551

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the fiscal year ended December 31, 2004 was $550,780 related to ordinary income and $1,668,107 related to net long term capital gains.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  As of December 31, 2004, the components of accumulated earnings on a tax basis was as follows:

                                               UNDISTRIBUTED                                     TOTAL
                                                 LONG TERM     ACCUMULATED     UNREALIZED     ACCUMULATED
                                               CAPITAL GAINS    EARNINGS     APPRECIATION**    EARNINGS
                                               -------------   -----------   --------------   -----------
   USAZ Van Kampen Growth Fund...............   $1,704,680     $1,704,680     $16,068,858     $17,773,538

  ** The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

6. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  For corporate shareholders, 25.49% of the total ordinary income distributions paid during the fiscal year ended December 31, 2004 qualify for the corporate dividends received deduction.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.USAllianz.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for fiscal quarters ending March 31 and September 30 will be available no later than 60 days after the period end, without charge, on the Securities and Exchange Commissions' website at http://www.sec.gov.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                             YEAR ENDED DECEMBER 31,             MAY 1, 2001 TO
                                                    ------------------------------------------    DECEMBER 31,
                                                        2004           2003           2002          2001(A)
                                                    ------------   ------------   ------------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............    $  9.35        $  7.28        $  9.61          $10.00
                                                      -------        -------        -------          ------
INVESTMENT ACTIVITIES:
  Net Investment Loss.............................      (0.06)         (0.05)         (0.02)          (0.03)
  Net Realized and Unrealized Gains/(Losses) on
    Investments...................................       1.99           2.12          (2.31)          (0.36)
                                                      -------        -------        -------          ------
  Total from Investment Activities................       1.93           2.07          (2.33)          (0.39)
                                                      -------        -------        -------          ------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Realized Gains..............................      (0.33)            --             --              --
                                                      -------        -------        -------          ------
  Total Dividends.................................      (0.33)            --             --              --
                                                      -------        -------        -------          ------
NET ASSET VALUE, END OF PERIOD....................    $ 10.95        $  9.35        $  7.28          $ 9.61
                                                      =======        =======        =======          ======
TOTAL RETURN*(b)..................................      21.23%         28.43%        (24.25)%         (3.90)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................    $90,010        $52,424        $19,053          $5,461
Net Investment Loss Net of Waivers/
  Reimbursements(c)...............................      (0.77)%        (0.73)%        (0.50)%         (0.68)%
Expenses Before Waivers/Reimbursements**(c).......       1.32%          1.48%          2.31%           4.46%
Expenses Net of Waivers/Reimbursements(c).........       1.27%          1.20%          1.20%           1.20%
Portfolio Turnover Rate(b)........................     123.60%        229.34%        179.22%         103.16%

------------

* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
** During the period, certain fees were contractually reduced through April 30, 2005. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.

See accompanying notes to the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Van Kampen Growth Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each year in the two-year period then ended and the financial highlights for each period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended and the financial highlights for each period in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 15, 2005

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Harrison Conrad, Age 70     Trustee           Since 10/99     Retired; Board Member of           24              None
   79 Dorchester Rd.                                             Capital Re Corporation from
   Darien, CT 06820                                              1995 to December 1999;
                                                                 Retired from J.P. Morgan
                                                                 after 34 years.
   Roger Gelfenbien, Age 61    Trustee           Since 10/99     Retired; Partner of                24        Webster Financial
   37 Stonegate Dr.                                              Accenture from 1983 to                         Phoenix Edge
   Wethersfield, CT 06109                                        August 1999.                                 Funds (32 Funds)
   Dickson W. Lewis, Age 54    Trustee            Since 2/04     Vice President of Jostens,         24              None
   2355 Abingdon Way                                             Inc., a manufacturer of
   Long Lake, MN 55356                                           school products, 2001 to
                                                                 present; Senior Vice
                                                                 President of Fortis Group, a
                                                                 Life Insurance and
                                                                 Securities company, 1997 to
                                                                 2001
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001
   Claire R. Leonardi, Age 48  Trustee            Since 2/04     General Partner of Fairview        24              None
   289 Woodchuck Lane                                            Capital, L.P., a venture
   Harwinton, CT 06791                                           capital fund-of-funds, 9/94
                                                                 to present
   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment          24        Connecticut Water
   60                                                            Officer, Hartford Foundation                   Service, Inc.
   44 Foxboro Rd.                                                for Public Giving from
   Essex, CT 06426                                               September 2000 to January
                                                                 2003; Chairman, Chief
                                                                 Executive and President of
                                                                 Conning Corp. from September
                                                                 1999 to March 2000;
                                                                 Investment Consultant from
                                                                 1997 to September 1999
   Peter W. McClean, Age 60    Trustee            Since 2/04     President and CEO of               24              None
   18 Covewood Drive                                             Measurisk, a market risk
   Rowayton, CT 06853                                            information company, 2001 to
                                                                 present; Chief Risk
                                                                 Management Officer at Bank
                                                                 of Bermuda, Ltd., 4/96 to
                                                                 8/01

INTERESTED TRUSTEES**

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Chris Pinkerton, Age 46     Chairman of       Since 09/01     President, USAllianz               24            Franklin
   5701 Golden Hills Drive     the Board and                     Investor Services and Senior                     Templeton
   Minneapolis, MN 55416       President                         Vice President, Allianz Life                     Variable
                                                                 Insurance Co. of North                           Insurance
                                                                 America from April 1999 to                    Products Trust
                                                                 present; Vice President of                      (22 Funds)
                                                                 marketing, sales operations
                                                                 and director of marketing at
                                                                 Nationwide Financial
                                                                 Services from May 1977 to
                                                                 April 1999
   Jeffrey Kletti, Age 38      Trustee and        Since 2/04     Vice President Advisory            24              None
   5701 Golden Hills Drive     Vice President                    Management, USAllianz
   Minneapolis, MN 55416                                         Advisers 2000 to present;
                                                                 formerly, 2nd Vice President
                                                                 of Mutual Fund Marketing,
                                                                 Fortis Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
   NAME, ADDRESS, AND AGE         VIP TRUST             PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 59      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Curtis Barnes, Age 50       Assistant          Vice President of Legal Services of BISYS Fund Services from
   BISYS Fund Services, Inc.   Secretary          May 1995 to present.
   3435 Stelzer Road
   Columbus, OH 43219
   Troy Sheets, Age 33         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1996-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 36    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

  *  Member of the Audit Committee.

  ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (977) 833-7113.

                               USAZ(R) VAN KAMPEN
                             GROWTH AND INCOME FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2004

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                             Schedule of Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 7

                             Statement of Operations
                                     Page 8

                       Statements of Changes in Net Assets
                                     Page 9

                        Notes to the Financial Statements
                                     Page 10

                              Financial Highlights
                                     Page 14

             Report of Independent Registered Public Accounting Firm
                                     Page 15

                     Information about Trustees and Officers
                                     Page 16

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) VAN KAMPEN GROWTH AND INCOME FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ Van Kampen Growth and Income Fund and Van Kampen Asset Management Inc. serves as Subadviser to the Fund.

Van Kampen Asset Management Inc. is a wholly owned subsidiary of Van Kampen Investments Inc. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?

The Fund gained 13.82%, compared to the 16.49% return of its benchmark, the Russell 1000(R) Value Index(1). Strong returns by value stocks boosted the Fund's returns, while smaller stocks' market-leading performance did not favor this large-cap portfolio. The Fund's positions in the financial services, energy and industrials sectors provided the largest positive contributions to its absolute return. The Fund's stakes in technology and basic materials stocks contributed the smallest amount to its gains.*

The Fund's overweight position in the energy sector helped its returns against the benchmark. The Fund's underweight to financial services also added to relative returns. Meanwhile, the Fund's relatively high stakes in the health-care, consumer discretionary, technology and materials sectors proved disadvantageous relative to the benchmark. Underweight stakes in industrials and utilities also detracted.*

Stock selection boosted the Fund's returns across a number of sectors, including telecommunications services and industrials. The Fund's holdings in basic materials, technology and consumer staples lagged the respective sectors in the index.*

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2004.

(1)The Russell 1000(R) Value Index measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ(R) VAN KAMPEN GROWTH AND INCOME FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek income and long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in income producing equity securities, including common stocks and convertible securities.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higherquality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]


              USAZ(R) Van Kampen Growth and Income Fund    Russell 1000(R) Value Index
              -----------------------------------------    ---------------------------
05/01/2001                      10000                               10000
                                10138                                9998
                                 9097                                8903
   12/01                         9759                                9559
                                10186                                9951
                                 9352                                9103
                                 7692                                7394
   12/02                         8323                                8076
                                 7912                                7683
                                 9172                                9010
                                 9385                                9196
   12/03                        10609                               10501
                                10797                               10819
                                10955                               10914
                                10976                               11082
   12/04                        12075                               12233

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

                                                         SINCE
                                               1       INCEPTION
                                              YEAR      (5/1/01)
USAZ(R) Van Kampen Growth and Income Fund    13.82%       5.27%
Russell 1000(R) Value Index                  16.49%       5.65%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell 1000(R) Value Index, an unmanaged index that measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION

  As a shareholder of the USAZ Van Kampen Growth and Income Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Van Kampen Growth and Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                           BEGINNING     ENDING ACCOUNT     EXPENSE PAID        EXPENSE RATIO
                                         ACCOUNT VALUE       VALUE         DURING PERIOD*       DURING PERIOD
                                            7/1/04          12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                         -------------   --------------   -----------------   -----------------
   USAZ Van Kampen Growth and Income
     Fund..............................    $1,000.00       $1,102.20            $6.34                1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Van Kampen Growth and Income Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                           BEGINNING     ENDING ACCOUNT     EXPENSE PAID        EXPENSE RATIO
                                         ACCOUNT VALUE       VALUE         DURING PERIOD*       DURING PERIOD
                                            7/1/04          12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                         -------------   --------------   -----------------   -----------------
   USAZ Van Kampen Growth and Income
     Fund..............................    $1,000.00       $1,019.10            $6.09                1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

  The USAZ Van Kampen Growth and Income Fund invested, as a percentage of net assets, in the following types of securities, as of December 31, 2004.

                                               PERCENT OF
   USAZ VAN KAMPEN GROWTH AND INCOME FUND      NET ASSETS
   --------------------------------------      ----------
   Common Stock(1)...........................     94.8%
   U.S. Government Sponsored Enterprise......      5.0
   Short-Term Investments*...................      4.5
                                                 -----
                                                 104.3%**
                                                 =====

   (1) Industry:

     Consumer Discretionary....................   17.4%
     Consumer Staples..........................    5.8
     Energy....................................   12.8
     Financials................................   23.3
     Health Care...............................   12.1
     Industrials...............................    4.9
     Information Technology....................    4.3
     Materials.................................    6.0
     Utilities.................................    8.2
                                                 -----
                                                  94.8%
                                                 =====

  * Short-term investments represents the invested cash collateral received in connection with securities lending.
  ** Categories are shown as a percentage of net assets, not total investments, as such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GROWTH AND INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004


                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS (94.8%):
Consumer Discretionary (17.4%):
    112,450   Accenture, Ltd., Class
                A*.......................  $  3,036,150
    101,780   Clear Channel
                Communications, Inc. ....     3,408,612
     46,920   Hilton Hotels Corp. .......     1,066,961
    184,430   Honda Motor Company, Ltd.,
                ADR......................     4,806,246
     55,860   Kohl's Corp.*..............     2,746,636
     32,820   Magna International, Inc.,
                Class A(+)...............     2,709,291
     43,400   Marriott International,
                Inc., Class A............     2,733,332
     27,360   McDonald's Corp. ..........       877,162
    128,430   Norfolk Southern Corp. ....     4,647,882
     23,410   Starwood Hotels & Resorts
                Worldwide, Inc. .........     1,367,144
     33,560   Target Corp. ..............     1,742,771
    302,260   Time Warner, Inc.*.........     5,875,933
     29,520   Viacom, Inc., Class B......     1,074,233
    135,040   Walt Disney Co. ...........     3,754,112
                                           ------------
                                             39,846,465
                                           ------------
Consumer Staples (5.8%):
     39,470   Altria Group, Inc. ........     2,411,617
     72,870   Cadbury Schweppes plc,
                ADR......................     2,747,199
     75,120   Coca-Cola Co. .............     3,127,246
     39,220   Kimberly-Clark Corp. ......     2,581,068
     66,090   Kraft Foods, Inc., Class
                A(+).....................     2,353,465
                                           ------------
                                             13,220,595
                                           ------------
Energy (12.8%):
     94,520   BP plc, ADR................     5,519,968
     37,654   ConocoPhillips.............     3,269,497
     79,212   Exxon Mobil Corp. .........     4,060,407
    110,480   General Electric Co. ......     4,032,520
     87,230   Royal Dutch Petroleum Co.,
                NY Shares................     5,005,257
     73,070   Schlumberger, Ltd. ........     4,892,037
     56,780   Valero Energy Corp. .......     2,577,812
                                           ------------
                                             29,357,498
                                           ------------
Financials (23.3%):
     57,680   Aegon N.V. ................       790,793
     49,030   Automatic Data Processing,
                Inc. ....................     2,174,481
     70,930   Bank of America Corp. .....     3,333,001
     90,960   Charles Schwab Corp. ......     1,087,882
     51,310   Chubb Corp. ...............     3,945,739
     38,060   CIGNA Corp. ...............     3,104,554
    110,660   Citigroup, Inc. ...........     5,331,598
     78,210   Equifax, Inc. .............     2,197,701
     56,130   Freddie Mac................     4,136,781
      7,480   Goldman Sachs Group,
                Inc. ....................       778,219
     44,350   Hartford Financial Services
                Group, Inc. .............     3,073,899


                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS, CONTINUED
Financials, continued
    172,087   J.P. Morgan Chase & Co. ...  $  6,713,113
     54,800   Lehman Brothers Holdings,
                Inc. ....................     4,793,904
     77,510   Merrill Lynch & Company,
                Inc. ....................     4,632,773
      7,900   MetLife, Inc. .............       320,029
     30,370   PNC Financial Services
                Group, Inc. .............     1,744,453
     41,610   Prudential Financial,
                Inc. ....................     2,286,886
     77,878   St. Paul Travelers
                Companies, Inc. .........     2,886,937
                                           ------------
                                             53,332,743
                                           ------------
Health Care (12.1%):
     40,860   Bausch & Lomb, Inc.(+).....     2,633,836
    297,680   Bristol-Myers Squibb
                Co. .....................     7,626,561
     28,740   Eli Lilly & Co. ...........     1,630,995
     35,170   GlaxoSmithKline plc, ADR...     1,666,706
     40,510   Roche Holding AG, ADR......     4,663,406
     54,270   Sanofi-Aventis, ADR........     2,173,514
    232,410   Schering-Plough Corp. .....     4,852,721
     58,800   Wyeth......................     2,504,292
                                           ------------
                                             27,752,031
                                           ------------
Industrials (4.9%):
     17,670   Applera Corp.--Applied
                Biosystems Group.........       369,480
    100,650   Applied Materials, Inc.*...     1,721,115
     23,200   Ingersoll Rand Co. ........     1,862,960
     44,290   Northrop Grumman Corp. ....     2,407,604
     35,950   Parker Hannifin Corp. .....     2,722,853
     55,100   Raytheon Co. ..............     2,139,533
                                           ------------
                                             11,223,545
                                           ------------
Information Technology (4.3%):
     59,310   Computer Associates
                International, Inc.(+)...     1,842,169
      3,800   Freescale Semiconductor,
                Inc., Class B*...........        69,768
     53,080   Intel Corp. ...............     1,241,541
     18,060   International Business
                Machines Corp. ..........     1,780,355
     79,240   Microsoft Corp. ...........     2,116,500
     66,870   Motorola, Inc. ............     1,150,164
     61,160   SunGard Data Systems,
                Inc.*....................     1,732,663
                                           ------------
                                              9,933,160
                                           ------------
Materials (6.0%):
    191,070   Bayer AG, ADR(+)...........     6,492,558
     60,750   Dow Chemical Co. ..........     3,007,733
     66,310   Newmont Mining Corp.(+)....     2,944,827
     20,790   Temple-Inland, Inc. .......     1,422,036
                                           ------------
                                             13,867,154
                                           ------------

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GROWTH AND INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

  SHARES
    OR
 PRINCIPAL                                     FAIR
  AMOUNT                                      VALUE
-----------                                ------------
COMMON STOCKS, CONTINUED
Utilities (8.2%):
     48,430   American Electric Power
                Company, Inc. ...........  $  1,663,086
     37,810   Consolidated Edison,
                Inc.(+)..................     1,654,188
     29,810   Edison International.......       954,814
     40,660   Entergy Corp. .............     2,748,209
     50,960   Exelon Corp. ..............     2,245,807
     55,910   FirstEnergy Corp. .........     2,209,004
     57,910   France Telecom, ADR........     1,915,663
     64,190   Sprint Corp. ..............     1,595,122
     91,520   Verizon Communications,
                Inc. ....................     3,707,475
                                           ------------
                                             18,693,368
                                           ------------
  Total Common Stocks
    (Cost $182,582,955)                     217,226,559
                                           ------------
U.S. GOVERNMENT SPONSORED ENTERPRISE (5.0%):
Federal National Mortgage Association (5.0%):
$11,477,000   1.27%, 1/3/05 (b)..........    11,477,000
                                           ------------
  Total U.S. Government Sponsored
  Enterprise
    (Cost $11,476,203)
                                             11,477,000
                                           ------------


                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
-----------                                ------------
DEPOSIT ACCOUNT (0.0%):
      2,640   TNT Offshore Deposit
                Account..................  $      2,640
                                           ------------
  Total Deposit Account
    (Cost $2,640)                                 2,640
                                           ------------
COLLATERAL FOR SECURITIES ON LOAN (4.5%):
 10,353,320   Northern Trust
                Institutional Liquid
                Asset Portfolio..........    10,353,320
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $10,353,320)                       10,353,320
                                           ------------
  Total Investments
    (Cost $204,415,118) (a)--104.3%         239,059,519
  Net Other Assets/(Liabilities)--(4.3)%     (9,811,016)
                                           ------------
  Net Assets--100.0%                       $229,248,503
                                           ============

------------

*  Non-income producing security.

(+)   All or a portion of security is loaned as of December 31, 2004.

ADR-- American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $1,118,770. Cost for federal income tax purposes differs from fair value by net unrealized appreciation on securities as follows:

      Unrealized appreciation...................  $34,507,158
      Unrealized depreciation...................     (981,527)
                                                  -----------
      Net unrealized appreciation...............  $33,525,631
                                                  ===========

(b) Discount Note. The rate presented represents the effective yield at December 31, 2004.

See accompanying notes to the financial statements.
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                               USAZ VAN KAMPEN
                                                                 GROWTH AND
                                                                 INCOME FUND
                                                               ---------------
ASSETS
Investments, at cost........................................    $204,415,118
                                                                ============
Investments, at fair value*.................................    $239,059,519
Interest and dividends receivable...........................         259,584
Receivable for investments sold.............................         489,425
Prepaid expenses............................................           5,927
                                                                ------------
  Total Assets..............................................     239,814,455
                                                                ------------
LIABILITIES
Payable for cash collateral received on loaned securities...      10,353,320
Manager fees payable........................................         142,560
Distribution fees payable...................................          47,219
Other accrued liabilities...................................          22,853
                                                                ------------
  Total Liabilities.........................................      10,565,952
                                                                ------------
NET ASSETS..................................................    $229,248,503
                                                                ============
NET ASSETS CONSIST OF:
  Capital...................................................    $184,641,914
  Undistributed net investment income.......................         946,870
  Accumulated net realized gains on investments.............       9,015,318
  Net unrealized appreciation on investments................      34,644,401
                                                                ------------
NET ASSETS..................................................    $229,248,503
                                                                ============
Shares of beneficial interest (unlimited shares
  authorized)...............................................      19,495,155
Net Asset Value (offering and redemption price per share)...    $      11.76
                                                                ============

------------
*  Includes securities on loan of $11,956,882.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                               USAZ VAN KAMPEN
                                                                 GROWTH AND
                                                                 INCOME FUND
                                                               ---------------
INVESTMENT INCOME:
Interest....................................................     $   106,832
Dividends...................................................       3,575,824
Income from securities lending..............................          12,976
                                                                 -----------
     Total Investment Income................................       3,695,632
                                                                 -----------
EXPENSES:
Manager fees................................................       1,382,038
Administration fees.........................................         176,305
Distribution fees...........................................         452,345
Fund accounting fees........................................           1,078
Custodian fees..............................................          36,220
Legal fees..................................................          34,230
Other expenses..............................................          99,278
                                                                 -----------
     Total expenses before waivers..........................       2,181,494
     Less expenses waived by the Manager....................         (63,948)
                                                                 -----------
     Net Expenses...........................................       2,117,546
                                                                 -----------
NET INVESTMENT INCOME.......................................       1,578,086
                                                                 -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments...........................      11,145,163
Change in unrealized appreciation/depreciation on
  investments...............................................      12,766,811
                                                                 -----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS............      23,911,974
                                                                 -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............     $25,490,060
                                                                 ===========

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    USAZ VAN KAMPEN
                                                                GROWTH AND INCOME FUND
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2004           2003
                                                              ------------   ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................  $  1,578,086   $    959,958
  Net realized gains on investments.........................    11,145,163      1,939,339
  Change in unrealized appreciation/depreciation on
     investments............................................    12,766,811     22,808,193
                                                              ------------   ------------
  Change in net assets from operations......................    25,490,060     25,707,490
                                                              ------------   ------------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income................................      (631,216)      (959,958)
                                                              ------------   ------------
  Change in net assets resulting from dividends to
     shareholders...........................................      (631,216)      (959,958)
                                                              ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    73,527,424     73,894,899
  Proceeds from dividends reinvested........................     1,051,165        681,753
  Cost of shares redeemed...................................   (16,361,036)      (872,937)
                                                              ------------   ------------
  Change in net assets from capital transactions............    58,217,553     73,703,715
                                                              ------------   ------------
  Change in net assets......................................    83,076,397     98,451,247
NET ASSETS:
  Beginning of year.........................................   146,172,106     47,720,859
                                                              ------------   ------------
  End of year...............................................  $229,248,503   $146,172,106
                                                              ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $    946,870   $         --
                                                              ============   ============
SHARE TRANSACTIONS:
  Shares issued.............................................     6,883,118      8,300,251
  Dividends reinvested......................................        99,908         78,623
  Shares redeemed...........................................    (1,579,735)       (98,508)
                                                              ------------   ------------
  Change in shares..........................................     5,403,291      8,280,366
                                                              ============   ============

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GROWTH AND INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-four series, the USAZ AIM Basic Value Fund, the USAZ AIM Blue Chip Fund, the USAZ AIM Dent Demographic Trends Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Growth and Income Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ PIMCO NFJ Small Cap Value Fund, the USAZ PIMCO PEA Renaissance Fund, the USAZ PIMCO PEA Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Van Kampen Growth and Income Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. However, only Class 2 shares were available in 2004. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Van Kampen Growth and Income Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as report by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GROWTH AND INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the U.S., equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2004, the Fund had loans outstanding of:

                                                                                     AVERAGE VALUE ON LOAN
                                                      VALUE OF     VALUE OF LOANED    FOR THE YEAR ENDED
                                                     COLLATERAL      SECURITIES        DECEMBER 31, 2004
                                                     -----------   ---------------   ---------------------
   USAZ Van Kampen Growth and Income Fund..........  $12,224,467     $11,956,882          $13,825,137

  The Fund received cash and non-cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio and the non-cash collateral represented short term instruments from Banco Santander Central Hispano SA at December 31, 2004. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained a money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, Van Kampen Asset Management, Inc. ("VKAM") and the Trust, VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2005.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GROWTH AND INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  For the year ended December 31, 2004, the Manager fees of the Fund were based on a tiered structure for various net assets levels as follows: the first $100 million at 0.775%, the next $150 million at 0.75%, the next $250 million at 0.725%, and over $500 million at 0.675%. The annual expense limit of the Fund was 1.20%*.

  * The annual expense limit was increased from 1.10% to 1.20% on May 1, 2004.

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2004, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES      EXPIRES
                                                                 12/31/2005   12/31/2006   12/31/2007
                                                                 ----------   ----------   ----------
   USAZ Van Kampen Growth and Income Fund......................   $140,090     $171,283     $63,948

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. Such officers are paid no fees directly by the Fund for serving as officers of the Fund. The Administrator is entitled to a complex level fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion plus an annual base fee of 1.25 million for the Trust, or $50,000 for each Fund if the Trust has more than 25 funds and is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  Certain Officers and Trustees of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles, except the Chief Compliance Officer. For their service to the Trust, four out of the six non-interested trustees were paid $31,000 and the other two non-interested trustees were paid $32,000 by the Funds during the year ended December 31, 2004 for meeting and retainer fees. Included in other expenses in the Statement of Operations is $15,264 paid by the Fund for meeting and retainer fees.

  For the year ended December 31, 2004, the Fund paid approximately $6,400 to affiliated broker/dealers of the manager and/or subadviser on executions of purchases and sales of the Fund's portfolio investments.

4. SECURITY PURCHASES AND SALES

  For the year ended December 31, 2004, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES        SALES
                                                                 ------------   -----------
   USAZ Van Kampen Growth and Income Fund......................  $144,745,090   $93,437,652

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GROWTH AND INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2004 and December 31, 2003 was $1,051,165 and $681,753,
  respectively, related to ordinary income.**

  As of December 31, 2004, the components of accumulated earnings on a tax basis was as follows:

                                  UNDISTRIBUTED   UNDISTRIBUTED                                      TOTAL
                                    ORDINARY        LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                     INCOME       CAPITAL GAINS    EARNINGS     APPRECIATION(A)    EARNINGS
                                  -------------   -------------   -----------   ---------------   -----------
   USAZ Van Kampen Growth and
     Income Fund................    $946,870       $10,134,088    $11,080,958     $33,525,631     $44,606,589

  ** Total distributions paid may differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

  (a) The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

6. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  For corporate shareholders, 100% of the total ordinary income distributions paid during the fiscal year ended December 31, 2004 qualify for the corporate dividends received deduction.

OTHER INFORMATION (UNAUDITED)

  PROXY VOTING

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.USAllianz.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for fiscal quarters ending March 31 and September 30 will be available no later than 60 days after the period end, without charge, on the Securities and Exchange Commissions' website at http://www.sec.gov.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS

                                                             YEAR ENDED
                                                            DECEMBER 31,            MAY 1, 2001 TO
                                                    -----------------------------    DECEMBER 31,
                                                      2004       2003      2002        2001(A)
                                                      ----     --------   -------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $  10.37   $   8.21   $  9.70      $ 10.00
                                                    --------   --------   -------      -------
INVESTMENT ACTIVITIES:
  Net Investment Income...........................      0.09       0.08      0.07         0.06
  Net Realized and Unrealized Gains/(Losses) on
     Investments..................................      1.34       2.16     (1.49)       (0.30)
                                                    --------   --------   -------      -------
  Total from Investment Activities................      1.43       2.24     (1.42)       (0.24)
                                                    --------   --------   -------      -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...........................     (0.04)     (0.08)    (0.07)       (0.06)
                                                    --------   --------   -------      -------
  Total Dividends.................................     (0.04)     (0.08)    (0.07)       (0.06)
                                                    --------   --------   -------      -------
NET ASSET VALUE, END OF PERIOD....................  $  11.76   $  10.37   $  8.21      $  9.70
                                                    ========   ========   =======      =======
TOTAL RETURN*(b)..................................     13.82%     27.46%   (14.71)%      (2.41)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................  $229,249   $146,172   $47,721      $16,401
Net Investment Income Net of
  Waivers/Reimbursements(c).......................      0.87%      1.07%     0.94%        1.00%
Expenses Before Waivers/Reimbursements**(c).......      1.21%      1.29%     1.58%        2.71%
Expenses Net of Waivers/Reimbursements(c).........      1.17%      1.10%     1.10%        1.10%
Portfolio Turnover Rate(b)........................     53.80%     57.44%    60.56%       56.31%

------------

* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
** During the period, certain fees were contractually reduced through April 30, 2005. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.

See accompanying notes to the financial statements.
 14

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Van Kampen Growth and Income Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each year in the two-year period then ended and the financial highlights for each period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended and the financial highlights for each period in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 15, 2005

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Harrison Conrad, Age 70     Trustee           Since 10/99     Retired; Board Member of           24              None
   79 Dorchester Rd.                                             Capital Re Corporation from
   Darien, CT 06820                                              1995 to December 1999;
                                                                 Retired from J.P. Morgan
                                                                 after 34 years.
   Roger Gelfenbien, Age 61    Trustee           Since 10/99     Retired; Partner of                24        Webster Financial
   37 Stonegate Dr.                                              Accenture from 1983 to                         Phoenix Edge
   Wethersfield, CT 06109                                        August 1999.                                 Funds (32 Funds)
   Dickson W. Lewis, Age 54    Trustee            Since 2/04     Vice President of Jostens,         24              None
   2355 Abingdon Way                                             Inc., a manufacturer of
   Long Lake, MN 55356                                           school products, 2001 to
                                                                 present; Senior Vice
                                                                 President of Fortis Group, a
                                                                 Life Insurance and
                                                                 Securities company, 1997 to
                                                                 2001
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001
   Claire R. Leonardi, Age 48  Trustee            Since 2/04     General Partner of Fairview        24              None
   289 Woodchuck Lane                                            Capital, L.P., a venture
   Harwinton, CT 06791                                           capital fund-of-funds, 9/94
                                                                 to present
   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment          24        Connecticut Water
   60                                                            Officer, Hartford Foundation                   Service, Inc.
   44 Foxboro Rd.                                                for Public Giving from
   Essex, CT 06426                                               September 2000 to January
                                                                 2003; Chairman, Chief
                                                                 Executive and President of
                                                                 Conning Corp. from September
                                                                 1999 to March 2000;
                                                                 Investment Consultant from
                                                                 1997 to September 1999
   Peter W. McClean, Age 60    Trustee            Since 2/04     President and CEO of               24              None
   18 Covewood Drive                                             Measurisk, a market risk
   Rowayton, CT 06853                                            information company, 2001 to
                                                                 present; Chief Risk
                                                                 Management Officer at Bank
                                                                 of Bermuda, Ltd., 4/96 to
                                                                 8/01

INTERESTED TRUSTEES**

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Chris Pinkerton, Age 46     Chairman of       Since 09/01     President, USAllianz               24            Franklin
   5701 Golden Hills Drive     the Board and                     Investor Services and Senior                     Templeton
   Minneapolis, MN 55416       President                         Vice President, Allianz Life                     Variable
                                                                 Insurance Co. of North                           Insurance
                                                                 America from April 1999 to                    Products Trust
                                                                 present; Vice President of                      (22 Funds)
                                                                 marketing, sales operations
                                                                 and director of marketing at
                                                                 Nationwide Financial
                                                                 Services from May 1977 to
                                                                 April 1999
   Jeffrey Kletti, Age 38      Trustee and        Since 2/04     Vice President Advisory            24              None
   5701 Golden Hills Drive     Vice President                    Management, USAllianz
   Minneapolis, MN 55416                                         Advisers 2000 to present;
                                                                 formerly, 2nd Vice President
                                                                 of Mutual Fund Marketing,
                                                                 Fortis Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
   NAME, ADDRESS, AND AGE         VIP TRUST             PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 59      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Curtis Barnes, Age 50       Assistant          Vice President of Legal Services of BISYS Fund Services from
   BISYS Fund Services, Inc.   Secretary          May 1995 to present.
   3435 Stelzer Road
   Columbus, OH 43219
   Troy Sheets, Age 33         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1996-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 36    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

  *  Member of the Audit Committee.

  ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (977) 833-7113.

                                USAZ(R)LEGG MASON
                                   VALUE FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2004

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                             Schedule of Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 7

                             Statement of Operations
                                     Page 8

                       Statements of Changes in Net Assets
                                     Page 9

                        Notes to the Financial Statements
                                     Page 10

                              Financial Highlights
                                     Page 15

             Report of Independent Registered Public Accounting Firm
                                     Page 16

                     Information about Trustees and Officers
                                     Page 17

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ (R) LEGG MASON VALUE FUND (formally known as the USAZ(R) PIMCO PEA Growth and Income Fund

USAllianz Advisers, LLC serves as the Manager for the USAZ Legg Mason Value Fund and Legg Mason Funds Management, Inc., serves as Subadviser to the Fund.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?

The Fund gained 15.15%, versus the 11.40% and 10.88% return for its benchmarks, the Russell 1000(R) Index and S&P 500 Stock Index(1).

Stocks were stagnant during much of the year, but strong gains during the last quarter helped the Fund and its benchmarks generate solid returns.

This Fund's Subadviser assumed management of the Fund on July 27, 2004. The Fund's Subadviser seeks out stocks that it believes trade at a large discount to the value of the underlying business' future cash flows and then invest a significant amount of the Fund's assets in each stock, typically building a portfolio comprised of between thirty and fifty securities. The Fund generally holds stocks for between five and ten years.*

The Fund held no investments in the energy sector during the period in question, because no energy stocks met the valuation and cash flow parameters required by the Fund's management. Energy was one of the market's top-performing sectors, so its omission from the portfolio dragged on relative returns. Likewise, the Fund held no basic materials stocks, so that sector's solid performance hurt returns against the benchmarks. Management's strict selection criteria also caused the Fund to be underweighted in technology stocks. This decision boosted the Fund's relative returns, since the technology sector trailed the broad market.*

Individual stock selection played a large role in the Fund's returns. For example, the Fund's health-care holdings boosted its relative returns, despite the fact that the broad health-care sector trailed the market. The opposite was true for the Fund's telecommunications stake: The sector as a whole performed well, but the Fund's telecommunications holdings fared relatively poorly during this period. Likewise, the Fund's assets in consumer discretionary stocks underperformed the corresponding sector in the benchmarks, dragging on relative returns. The Fund held only one utilities stock during the period, but held a considerable stake in it--large enough to produce an overweight utilities allocation compared to the benchmarks. That stock significantly out-gained the benchmarks' utilities holdings, boosting relative returns.*

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2004.

(1)The S&P 500 Stock Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Russell 1000(R) Index measures the performance of the 1,000 largest companies found in the Russell universe, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ (R) LEGG MASON VALUE FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests in securities that, in the Subadviser's opinion, offer the potential for capital growth.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                       USAZ(R) Legg Mason Value Fund       Russell 1000(R) Index         S&P 500 Stock Index
11/5/2001                         10000                             10000                       10000
    12/01                         10163                             10831                       10861
                                  10353                             11274                       10891
                                   9446                             10313                        9433
                                   8085                              8377                        7804
    12/02                          8244                              9149                        8462
                                   7886                              8704                        8195
                                   8928                             10208                        9456
                                   9188                             10419                        9706
    12/03                         10378                             11897                       10888
                                  10688                             12257                       11072
                                  10487                             12365                       11262
                                  10312                             12556                       11052
    12/04                         11951                             13859                       12071

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Funds benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

                                                                               SINCE
                                                                            INCEPTION
                                                            1 YEAR          (11/5/01)
USAZ(R) Legg Mason Value Fund                               15.15%             5.81%
S&P 500 Stock Index                                         10.88%             6.13%
Russell 1000(R) Index                                       11.40%             6.14%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Standard & Poor's 500 Stock Index ("S&P 500 Stock Index") and the Russell 1000 (R) Index. The S&P 500 Stock Index consiststs of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Russell 1000(R) Index measures the performance of the 1,000 largest companies found in the Russell universe, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION

  As a shareholder of the USAZ Legg Mason Value Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Legg Mason Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/04         12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                          -------------   -------------   -----------------   -----------------
   USAZ Legg Mason Value Fund...........    $1,000.00       $1,139.60           $6.45                1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Legg Mason Value Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/04         12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                          -------------   -------------   -----------------   -----------------
   USAZ Legg Mason Value Fund...........    $1,000.00       $1,019.10           $6.09                1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

  The USAZ Legg Mason Value Fund invested, as a percentage of net assets, in the following types of securities, as of December 31, 2004.

                                               PERCENT OF
   USAZ LEGG MASON VALUE FUND                  NET ASSETS
   --------------------------                  ----------
   Common Stock(1)...........................     97.6%
   Deposit Account...........................      4.3
   Short-Term Investments*...................      7.8
                                                 -----
                                                 109.7%**
                                                 =====

   (1) Industry:

     Banking & Financial Services..............   18.0%
     Computers.................................    9.3
     E-Commerce................................   14.3
     Health Care...............................   13.7
     Insurance.................................    1.5
     Manufacturing.............................    9.5
     Media.....................................    8.2
     Retail/Wholesale..........................    6.0
     Telecommunications........................   10.4
     Utilities.................................    6.7
                                                 -----
                                                  97.6%
                                                 =====

  * Short-term investments represents the invested cash collateral received in connection with securities lending.

  ** Categories are shown as a percentage of net assets, not total investments, as such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ LEGG MASON VALUE FUND
(FORMERLY KNOWN AS USAZ PIMCO PEA GROWTH AND INCOME FUND)
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004

                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS (97.6%):
Banking & Financial Services (18.0%):
   20,400   Capital One Financial
              Corp. ......................  $ 1,717,884
   59,500   Citigroup, Inc. ..............    2,866,710
   51,700   Countrywide Financial
              Corp. ......................    1,913,417
   20,400   Fannie Mae....................    1,452,684
   62,800   JPMorgan Chase & Co. .........    2,449,828
   25,600   MGIC Investment Corp. ........    1,764,096
   49,500   Washington Mutual, Inc. ......    2,092,860
                                            -----------
                                             14,257,479
                                            -----------
Computers (9.3%):
   36,500   Electronic Arts, Inc.*........    2,251,320
   10,200   Google Inc., Class A*(+)......    1,969,620
   13,100   International Business
              Machines Corp. .............    1,291,398
   22,600   Intuit, Inc.*.................      994,626
   49,900   Seagate Technology............      861,773
                                            -----------
                                              7,368,737
                                            -----------
E-Commerce (14.3%):
   99,400   Amazon.com, Inc.*(+)..........    4,402,426
   27,200   eBay, Inc.*...................    3,162,816
  137,400   IAC/InterActive Corp.*(+).....    3,794,988
                                            -----------
                                             11,360,230
                                            -----------
Health Care (13.7%):
   18,400   Aetna, Inc. ..................    2,295,400
   11,500   Baxter International, Inc. ...      397,210
   31,800   Health Net, Inc.*(+)..........      918,066
   84,800   Humana, Inc.*.................    2,517,712
   58,700   McKesson Corp. ...............    1,846,702
   15,400   Pfizer, Inc. .................      414,106
   28,300   UnitedHealth Group, Inc. .....    2,491,249
                                            -----------
                                             10,880,445
                                            -----------
Insurance (1.5%):
   33,100   The St. Paul Travelers
              Companies, Inc. ............    1,227,017
                                            -----------
Manufacturing (9.5%):
   76,600   Eastman Kodak Co. ............    2,470,350
  141,500   Tyco International, Ltd. .....    5,057,210
                                            -----------
                                              7,527,560
                                            -----------
Media (8.2%):
   38,300   Comcast Corp., Class A*.......    1,274,624
  108,000   DIRECTV Group, Inc.*..........    1,807,920

                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Media, continued
   90,200   Time Warner, Inc.*............  $ 1,753,488
  153,400   WPP Group plc.................    1,684,784
                                            -----------
                                              6,520,816
                                            -----------
Retail/Wholesale (6.0%):
   72,100   Albertson's, Inc.(+)..........    1,721,748
   45,100   Home Depot, Inc. .............    1,927,574
    3,600   Kmart Holding Corp*(+)........      356,220
   43,300   Kroger Co.*...................      759,482
                                            -----------
                                              4,765,024
                                            -----------
Telecommunications (10.4%):
  198,300   Nextel Communications Inc.,
              Class A*....................    5,949,000
  511,600   Qwest Communications
              International, Inc.*........    2,271,504
                                            -----------
                                              8,220,504
                                            -----------
Utilities (6.7%):
  234,500   AES Corp.*....................    3,205,615
   69,700   Waste Management, Inc. .......    2,086,818
                                            -----------
                                              5,292,433
                                            -----------
  Total Common Stocks
    (Cost $66,335,684)                       77,420,245
                                            -----------
DEPOSIT ACCOUNT (4.3%):
3,399,591   NTRS London Deposit Account...    3,399,591
                                            -----------
  Total Deposit Account
    (Cost $3,399,591)                         3,399,591
                                            -----------
COLLATERAL FOR SECURITIES ON LOAN (7.8%):
6,162,228   Northern Trust Institutional
              Liquid Asset Portfolio......    6,162,228
                                            -----------
  Total Collateral for Securities on Loan
    (Cost $6,162,228)                         6,162,228
                                            -----------
  Total Investments
    (Cost $75,897,503) (a)--109.7%           86,982,064
  Net Other Assets/(Liabilities)--(9.7)%     (7,684,277)
                                            -----------
  Net Assets--100.0%                        $79,297,787
                                            ===========

------------

*  Non-income producing security.

(+)  All or a portion of security is loaned as of December 31, 2004.

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ LEGG MASON VALUE FUND
(FORMERLY KNOWN AS USAZ PIMCO PEA GROWTH AND INCOME FUND)
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $51,010. Cost for federal income tax purposes differs from fair value by net unrealized appreciation on securities as follows:

    Unrealized appreciation...................  $11,084,714
    Unrealized depreciation...................      (51,163)
                                                -----------
    Net unrealized appreciation...............  $11,033,551
                                                ===========

   The following represents the concentrations by country as of December 31, 2004 based upon the total fair value of investments.

    COUNTRY                                     PERCENTAGE
    -------                                     ----------
    United States.............................     97.9%
    United Kingdom............................      2.1
                                                  -----
      Total...................................    100.0%
                                                  =====

See accompanying notes to the financial statements.
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                              USAZ LEGG MASON VALUE FUND
                                                                  (FORMERLY KNOWN AS
                                                                    USAZ PIMCO PEA
                                                               GROWTH AND INCOME FUND)
                                                              --------------------------
ASSETS
Investments, at cost........................................         $75,897,503
                                                                     ===========
Investments, at fair value*.................................         $86,982,064
Interest and dividends receivable...........................              27,509
Prepaid expenses............................................               2,005
                                                                     -----------
  Total Assets..............................................          87,011,578
                                                                     -----------
LIABILITIES
Foreign currency overdraft, at fair value(a)................                   2
Payable for investments purchased...........................           1,482,400
Payable for cash collateral received on loaned securities...           6,162,228
Manager fees payable........................................              44,765
Distribution fees payable...................................              15,299
Other accrued liabilities...................................               9,097
                                                                     -----------
  Total Liabilities.........................................           7,713,791
                                                                     -----------
NET ASSETS..................................................         $79,297,787
                                                                     ===========
NET ASSETS CONSIST OF:
  Capital...................................................         $67,270,109
  Accumulated net realized gains on investments and foreign
     currency...............................................             943,142
  Net unrealized appreciation on investments and foreign
     currency...............................................          11,084,536
                                                                     -----------
NET ASSETS..................................................         $79,297,787
                                                                     ===========
Shares of beneficial interest (unlimited shares
  authorized)...............................................           6,844,795
Net Asset Value (offering and redemption price per share)...         $     11.59
                                                                     ===========

------------

*    Includes securities on loan of $5,943,787.
(a)  Foreign currency at cost was $2.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                              USAZ LEGG MASON VALUE FUND
                                                                  (FORMERLY KNOWN AS
                                                                    USAZ PIMCO PEA
                                                               GROWTH AND INCOME FUND)
                                                              --------------------------
INVESTMENT INCOME:
Interest....................................................          $    3,114
Dividends...................................................             657,923
Income from securities lending..............................               2,964
                                                                      ----------
     Total Investment Income................................             664,001
                                                                      ----------
EXPENSES:
Manager fees................................................             343,209
Administration fees.........................................              44,050
Distribution fees...........................................             114,403
Fund accounting fees........................................                 705
Custodian fees..............................................               9,582
Legal fees..................................................               8,664
Other expenses..............................................              27,525
                                                                      ----------
     Total expenses before waivers..........................             548,138
     Less expenses waived by the Manager....................             (11,188)
                                                                      ----------
     Net Expenses...........................................             536,950
                                                                      ----------
NET INVESTMENT INCOME.......................................             127,051
                                                                      ----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments and foreign currency......           2,386,252
Net realized gain from payment by affiliate.................               5,385
Change in unrealized appreciation/depreciation on
  investments and foreign currency..........................           6,505,526
                                                                      ----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS............           8,897,163
                                                                      ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............          $9,024,214
                                                                      ==========

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                               USAZ LEGG MASON VALUE FUND
                                                                   (FORMERLY KNOWN AS
                                                                     USAZ PIMCO PEA
                                                                GROWTH AND INCOME FUND)
                                                              ----------------------------
                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2004            2003
                                                              ------------    ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................  $   127,051     $   246,938
  Net realized gains/(losses) on investments and foreign
     currency...............................................    2,386,252        (293,500)
  Net realized gain from payment by affiliate...............        5,385              --
  Change in unrealized appreciation/depreciation on
     investments and foreign currency.......................    6,505,526       4,950,676
                                                              -----------     -----------
  Change in net assets from operations......................    9,024,214       4,904,114
                                                              -----------     -----------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income................................     (184,236)       (246,937)
                                                              -----------     -----------
  Change in net assets resulting from dividends to
     shareholders...........................................     (184,236)       (246,937)
                                                              -----------     -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................   40,746,611      19,241,423
  Proceeds from dividends reinvested........................      289,589         192,285
  Cost of shares redeemed...................................   (2,900,890)       (354,046)
                                                              -----------     -----------
  Change in net assets from capital transactions............   38,135,310      19,079,662
                                                              -----------     -----------
  Change in net assets......................................   46,975,288      23,736,839
NET ASSETS:
  Beginning of year.........................................   32,322,499       8,585,660
                                                              -----------     -----------
  End of year...............................................  $79,297,787     $32,322,499
                                                              ===========     ===========
SHARE TRANSACTIONS:
  Shares issued.............................................    3,912,153       2,159,223
  Dividends reinvested......................................       28,364          22,784
  Shares redeemed...........................................     (291,849)        (42,461)
                                                              -----------     -----------
  Change in shares..........................................    3,648,668       2,139,546
                                                              ===========     ===========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ LEGG MASON VALUE FUND
(FORMERLY KNOWN AS USAZ PIMCO PEA GROWTH AND INCOME FUND)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-four series, the USAZ AIM Basic Value Fund, the USAZ AIM Blue Chip Fund, the USAZ AIM Dent Demographic Trends Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Growth and Income Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ PIMCO NFJ Small Cap Value Fund, the USAZ PIMCO PEA Renaissance Fund, the USAZ PIMCO PEA Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Legg Mason Value Fund.

  On July 27, 2004, the PIMCO PEA Growth and Income Fund became the USAZ Legg Mason Value Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. Each fund offers Class 1 and Class 2 shares. However, only Class 2 shares were available in 2004. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Legg Mason Value Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as report by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale for which there is no currently available price at close of the NY Stock Exchange (4 PM Eastern
  Time). Effective November 15, 2004, the Fund began utilizing a Fair Value Pricing Service to determine the fair value of securities when significant events occur.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ LEGG MASON VALUE FUND
(FORMERLY KNOWN AS USAZ PIMCO PEA GROWTH AND INCOME FUND)
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  FOREIGN CURRENCY TRANSLATION

  The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the United States, equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy under guidelines

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ LEGG MASON VALUE FUND
(FORMERLY KNOWN AS USAZ PIMCO PEA GROWTH AND INCOME FUND)
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  established by the Board of Trustees and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2004, the Fund had loans outstanding of:

                                                                                     AVERAGE VALUE ON LOAN
                                                       VALUE OF    VALUE OF LOANED    FOR THE YEAR ENDED
                                                      COLLATERAL     SECURITIES      DECEMBER 31, 2004(A)
                                                      ----------   ---------------   ---------------------
   USAZ Legg Mason Value Fund.......................  $6,162,228     $5,943,787           $3,875,986

  The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio at December 31, 2004. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

  (a) The average disclosed is for the time period securities were lent.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained a money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, Legg Mason Funds Management ("Legg") and the Trust, Legg provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. PEA Capital, LLC provided investment advisory services as the Subadvisor for the Fund prior to July 27, 2004. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2005.

  For the year ended December 31, 2004, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ Legg Mason Value Fund..................................     0.75%          1.20%*

  *  The annual expense limit was increased from 1.10% to 1.20% on May 1, 2004.

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2004, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES      EXPIRES
                                                                 12/31/2005   12/31/2006   12/31/2007
                                                                 ----------   ----------   ----------
   USAZ Legg Mason Value Fund..................................   $82,867      $38,204      $11,188

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. Such officers are paid no fees directly by the Fund for serving as officers of the Fund. The Administrator is entitled to a complex level fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion plus an annual base fee of $1.25 million for the Trust, or $50,000 for each Fund if the Trust has more than 25 funds and is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ LEGG MASON VALUE FUND
(FORMERLY KNOWN AS USAZ PIMCO PEA GROWTH AND INCOME FUND)
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  Certain Officers and Trustees of the Trust are affiliated with the Advisor of the Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles, except the Chief Compliance Officer. For their service to the Trust, four out of the six non-interested trustees were paid $31,000 and the other two non-interested trustees were paid $32,000 by the Funds during the year ended December 31, 2004 for meeting and retainer fees. Included in other expenses in the Statement of Operations is $3,632 paid by the Fund for meeting and retainer fees.

  For the year ended December 31, 2004, the Fund paid approximately $500 to affiliated broker/dealers of the manager and/or subadviser on executions of purchases and sales of the Fund's portfolio investments.

  In connection with a settlement with the Securities and Exchange Commission during the period, PEA reimbursed the Fund $5,385 for the past commissions charged on security transactions. The reimbursement did not materially have an effect on the Fund's total return during the period.

4. SECURITY PURCHASES AND SALES

  For the year ended December 31, 2004, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES       SALES
                                                                 -----------   -----------
   USAZ Legg Mason Value Fund..................................  $92,346,956   $54,424,744

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to it shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the fiscal year ended December 31, 2004 was $230,094 related to ordinary income and $59,495 related to net long term capital gains and the fiscal year ended December 31, 2003 was $192,285 related to ordinary income.**

  As of December 31, 2004, the components of accumulated earnings on a tax basis was as follows:

                                             UNDISTRIBUTED
                                               LONG TERM     ACCUMULATED     UNREALIZED      TOTAL ACCUMULATED
                                             CAPITAL GAINS    EARNINGS     APPRECIATION***       EARNINGS
                                             -------------   -----------   ---------------   -----------------
   USAZ Legg Mason Value Fund..............    $994,152       $994,152       $11,033,526        $12,027,678

  ** Total distributions paid differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

  *** The differences between book-bases and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

6. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  For corporate shareholders, 100% of the total ordinary income distributions paid during the fiscal year ended December 31, 2004 qualify for the corporate dividends received deduction.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.USAllianz.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ LEGG MASON VALUE FUND
(FORMERLY KNOWN AS USAZ PIMCO PEA GROWTH AND INCOME FUND)
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  Schedules of Portfolio Investments for fiscal quarters ending March 31 and September 30 will be available no later than 60 days after the period end, without charge, on the Securities and Exchange Commissions' website at http://www.sec.gov.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ LEGG MASON VALUE FUND
(FORMERLY KNOWN AS THE USAZ PIMCO PEA GROWTH AND INCOME FUND)
FINANCIAL HIGHLIGHTS

                                                        YEAR ENDED DECEMBER 31,        NOVEMBER 5, 2001 TO
                                                    --------------------------------      DECEMBER 31,
                                                        2004        2003      2002           2001(A)
                                                    ------------   -------   -------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............    $ 10.11      $  8.13   $ 10.14         $10.00
                                                      -------      -------   -------         ------
INVESTMENT ACTIVITIES:
  Net Investment Income...........................       0.04         0.11      0.10           0.02
  Net Realized and Unrealized Gains/(Losses) on
     Investments and Foreign Currency.............       1.49         1.98     (2.01)          0.14
                                                      -------      -------   -------         ------
  Total from Investment Activities................       1.53         2.09     (1.91)          0.16
                                                      -------      -------   -------         ------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...........................      (0.05)       (0.11)    (0.10)         (0.02)
                                                      -------      -------   -------         ------
  Total Dividends.................................      (0.05)       (0.11)    (0.10)         (0.02)
                                                      -------      -------   -------         ------
NET ASSET VALUE, END OF PERIOD....................    $ 11.59      $ 10.11   $  8.13         $10.14
                                                      =======      =======   =======         ======
TOTAL RETURN*(b)..................................      15.15%       25.89%   (18.88)%         1.63%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................    $79,298      $32,322   $ 8,586         $5,165
Net Investment Income Net of Waivers/
  Reimbursements(c)...............................       0.28%        1.42%     1.31%          1.54%
Expenses Before Waivers/Reimbursements**(c).......       1.20%        1.32%     2.30%          3.70%
Expenses Net of Waivers/Reimbursements(c).........       1.18%        1.10%     1.10%          1.09%
Portfolio Turnover Rate(b)........................     121.63%(d)    38.60%    61.45%          6.46%

------------

* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
** During the period, certain fees were contractually reduced through April 30, 2005. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d) On July 27, 2004 the USAZ PIMCO PEA Growth and Income Fund became the USAZ Legg Mason Value Fund.

See accompanying notes to the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Legg Mason Value Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each year in the two-year period then ended and the financial highlights for each period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended and the financial highlights for each period in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 15, 2005

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Harrison Conrad, Age 70     Trustee           Since 10/99     Retired; Board Member of           24              None
   79 Dorchester Rd.                                             Capital Re Corporation from
   Darien, CT 06820                                              1995 to December 1999;
                                                                 Retired from J.P. Morgan
                                                                 after 34 years.
   Roger Gelfenbien, Age 61    Trustee           Since 10/99     Retired; Partner of                24        Webster Financial
   37 Stonegate Dr.                                              Accenture from 1983 to                         Phoenix Edge
   Wethersfield, CT 06109                                        August 1999.                                 Funds (32 Funds)
   Dickson W. Lewis, Age 54    Trustee            Since 2/04     Vice President of Jostens,         24              None
   2355 Abingdon Way                                             Inc., a manufacturer of
   Long Lake, MN 55356                                           school products, 2001 to
                                                                 present; Senior Vice
                                                                 President of Fortis Group, a
                                                                 Life Insurance and
                                                                 Securities company, 1997 to
                                                                 2001
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001
   Claire R. Leonardi, Age 48  Trustee            Since 2/04     General Partner of Fairview        24              None
   289 Woodchuck Lane                                            Capital, L.P., a venture
   Harwinton, CT 06791                                           capital fund-of-funds, 9/94
                                                                 to present
   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment          24        Connecticut Water
   60                                                            Officer, Hartford Foundation                   Service, Inc.
   44 Foxboro Rd.                                                for Public Giving from
   Essex, CT 06426                                               September 2000 to January
                                                                 2003; Chairman, Chief
                                                                 Executive and President of
                                                                 Conning Corp. from September
                                                                 1999 to March 2000;
                                                                 Investment Consultant from
                                                                 1997 to September 1999
   Peter W. McClean, Age 60    Trustee            Since 2/04     President and CEO of               24              None
   18 Covewood Drive                                             Measurisk, a market risk
   Rowayton, CT 06853                                            information company, 2001 to
                                                                 present; Chief Risk
                                                                 Management Officer at Bank
                                                                 of Bermuda, Ltd., 4/96 to
                                                                 8/01

INTERESTED TRUSTEES**

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Chris Pinkerton, Age 46     Chairman of       Since 09/01     President, USAllianz               24            Franklin
   5701 Golden Hills Drive     the Board and                     Investor Services and Senior                     Templeton
   Minneapolis, MN 55416       President                         Vice President, Allianz Life                     Variable
                                                                 Insurance Co. of North                           Insurance
                                                                 America from April 1999 to                    Products Trust
                                                                 present; Vice President of                      (22 Funds)
                                                                 marketing, sales operations
                                                                 and director of marketing at
                                                                 Nationwide Financial
                                                                 Services from May 1977 to
                                                                 April 1999
   Jeffrey Kletti, Age 38      Trustee and        Since 2/04     Vice President Advisory            24              None
   5701 Golden Hills Drive     Vice President                    Management, USAllianz
   Minneapolis, MN 55416                                         Advisers 2000 to present;
                                                                 formerly, 2nd Vice President
                                                                 of Mutual Fund Marketing,
                                                                 Fortis Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
   NAME, ADDRESS, AND AGE         VIP TRUST             PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 59      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Curtis Barnes, Age 50       Assistant          Vice President of Legal Services of BISYS Fund Services from
   BISYS Fund Services, Inc.   Secretary          May 1995 to present.
   3435 Stelzer Road
   Columbus, OH 43219
   Troy Sheets, Age 33         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1996-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 36    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

  *  Member of the Audit Committee.

  ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (977) 833-7113.

                               USAZ (R) VAN KAMPEN
                              GLOBAL FRANCHISE FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2004

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                             Schedule of Investments
                                     Page 4

                       Statement of Assets and Liabilities
                                     Page 6

                             Statement of Operations
                                     Page 7

                       Statements of Changes in Net Assets
                                     Page 8

                        Notes to the Financial Statements
                                     Page 9

                              Financial Highlights
                                     Page 13

             Report of Independent Registered Public Accounting Firm
                                     Page 14

                     Information about Trustees and Officers
                                     Page 15

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ (R) VAN KAMPEN GLOBAL FRANCHISE FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ Van Kampen Global Franchise Fund and Van Kampen Asset Management serves as Subadviser to the Fund.

Van Kampen Asset Management is a wholly owned subsidiary of Van Kampen Investments Inc. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?

The Fund gained 12.21%, compared to the 14.72% return of its benchmark, the MSCI World Index(1). Holdings in the industrials and consumer staples sectors delivered the Fund's highest absolute returns, while the Fund's basic materials and consumer discretionary stakes declined.*

The Fund's returns relative to the benchmark benefited from very strong stock selection in the consumer staples and industrials sectors. Meanwhile, the Fund held underweight positions in shares of technology firms. That sector lagged the broad market, so the relatively small position boosted the Fund's returns against the index.*

Stock selection in the health-care and consumer discretionary sectors hurt the Fund's relative returns. Underweight positions in the energy and financial services sectors also hurt the Fund's returns against the benchmark, as those sectors performed well.*

From a geographical perspective, the Fund's relative performance benefited the most from overweight stakes in the United Kingdom and Sweden and an underweight position in the United States. Stock selection in the U.K. and Finland also added to relative gains.*

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2004.

(1) The Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted equity index which monitors the performance of stocks from around the world. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ (R) VAN KAMPEN GLOBAL FRANCHISE FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees without shareholder approval. The Fund seeks to achieve its investment objective by investing primarily in a non-diversified portfolio of publicly traded equity securities of issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                        USAZ(R) Van Kampen Global Franchise Fund                MSCI World Index
5/1/2003                                  10000                                       10000
                                          10565                                       10751
                                          10825                                       11271
   12/03                                  12390                                       12879
                                          12641                                       13216
                                          13031                                       13332
                                          12410                                       13198
   12/04                                  13903                                       14774

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

                                                                             Since
                                                             I             Inception
                                                            Year           (5/1/03)
USAZ(R) Van Kampen Global Franchise Fund                   12.21%           21.83%
MSCI World Index                                           14.72%           26.28%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Morgan Stanley Capital International
(MSCI) World Index, an unmanaged market capitalization-weighted equity index which monitors the performance of stocks from around the world. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

EXPENSE EXAMPLE AND PORTFOLIO COMPOSITION

  As a shareholder of the USAZ Van Kampen Global Franchise Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Van Kampen Global Franchise Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                           BEGINNING         ENDING         EXPENSE PAID        EXPENSE RATIO
                                         ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*       DURING PERIOD
                                            7/1/04          12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                         -------------   --------------   -----------------   -----------------
   USAZ Van Kampen Global Franchise
     Fund..............................    $1,000.00       $1,066.90            $7.53                1.45%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Van Kampen Global Franchise Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/04         12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                          -------------   -------------   -----------------   -----------------
   USAZ Van Kampen Global Franchise
     Fund...............................    $1,000.00       $1,017.85           $7.35                1.45%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

The USAZ Van Kampen Global Franchise Fund invested, as a percentage of net assets, in the following types of securities, as of December 31, 2004.

                                               PERCENT OF
   USAZ VAN KAMPEN GLOBAL FRANCHISE FUND       NET ASSETS
   -------------------------------------       ----------
   Common Stock(1)...........................     96.3%
   Deposit Account...........................      7.0
   Short-Term Investments*...................      0.1
                                                 -----
                                                 103.4%**
                                                 =====

   (1) Industry:

     Consumer Discretionary....................   12.4%
     Consumer Staples..........................   60.4
     Health Care...............................   17.1
     Industrials...............................    6.4
                                                 =====
                                                  96.3%
                                                 =====

  * Short-term investments represents the invested cash collateral received in connection with securities lending.

  ** Categories are shown as a percentage of net assets, not total investments, as such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GLOBAL FRANCHISE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004

                                             FAIR
 SHARES                                     VALUE
---------                                ------------
COMMON STOCKS (96.3%):
Consumer Discretionary (12.4%):
   41,970   Capital Radio plc..........  $    354,109
  108,918   New York Times Co., Class
              A(+).....................     4,443,855
  251,233   Reed Elsevier NV...........     3,422,718
  343,266   SMG plc....................       702,900
  164,572   Torstar Corp., Class B.....     3,018,159
   44,451   Wolters Kluwer CVA NV......       890,391
  216,608   WPP Group plc..............     2,378,994
                                         ------------
                                           15,211,126
                                         ------------
Consumer Staples (60.4%):
  585,390   Allied Domecq plc..........     5,758,333
   87,082   Altadis SA.................     3,984,557
   90,040   Altria Group, Inc. ........     5,501,444
  549,953   British American Tobacco
              plc......................     9,467,632
   29,565   Brown-Forman Corp., Class
              B........................     1,439,224
  843,247   Cadbury Schweppes plc......     7,842,077
  368,766   Diageo plc.................     5,253,735
   59,022   Groupe Danone..............     5,437,908
  164,638   Imperial Tobacco Group
              plc......................     4,505,166
   45,503   Kimberly-Clark Corp. ......     2,994,552
  117,578   Koninklijke Numico NV......     4,234,796
   21,768   Nestle SA, Registered
              Shares...................     5,692,686
  205,939   Reckitt Benckiser plc......     6,214,413
  507,062   Swedish Match AB...........     5,874,944
                                         ------------
                                           74,201,467
                                         ------------
Health Care (17.1%):
  137,275   Bristol-Myers Squibb
              Co. .....................     3,516,986
  227,823   GlaxoSmithKline plc........     5,359,722
  144,257   Merck & Company, Inc. .....     4,636,420
   89,351   Novartis AG, Registered
              Shares...................     4,489,415
   37,179   Sanofi-Aventis.............     2,969,808
                                         ------------
                                           20,972,351
                                         ------------

                                             FAIR
 SHARES                                     VALUE
---------                                ------------
COMMON STOCKS, CONTINUED
Industrials (6.4%):
   88,464   Kone Oyj, B Shares.........  $  6,850,947
   39,134   Zardoya Otis SA............     1,002,684
                                         ------------
                                            7,853,631
                                         ------------
Materials (0.0%):
    1,253   Neenah Paper, Inc.*........        40,848
                                         ------------
  Total Common Stocks
    (Cost $105,522,687)                   118,279,423
                                         ------------
DEPOSIT ACCOUNT (7.0%):
8,575,311   NTRS London Deposit
              Account..................     8,575,311
                                         ------------
  Total Deposit Account
    (Cost $8,575,311)                       8,575,311
                                         ------------
COLLATERAL FOR SECURITIES ON LOAN (0.1%):
  179,903   Northern Trust
              Institutional Liquid
              Asset Portfolio..........       179,903
                                         ------------
  Total Collateral for Securities on
Loan
    (Cost $179,903)
                                              179,903
                                         ------------
  Total Investments
    (Cost $114,277,901)(a)--103.4%        127,034,637
  Liabilities in excess of other
assets--(3.4)%                            (4,216,219)
                                         ------------
  Net Assets--100.0%                     $122,818,418
                                         ============

------------

*  Non-income producing security.

(+)  All or a portion of security is loaned as of December 31, 2004.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $2,246. Cost for federal income tax purposes differs from fair value by net unrealized appreciation on securities as follows:

    Unrealized appreciation...................  $14,238,991
    Unrealized depreciation...................   (1,484,501)
                                                -----------
    Net unrealized appreciation...............  $12,754,490
                                                ===========

continued
 4

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GLOBAL FRANCHISE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

   At December 31, 2004, the Fund's foreign currency exchange contracts were as follows:

                                                                                                           UNREALIZED
                                                                  DELIVERY    CONTRACT                   APPRECIATION/
                                                                    DATE       AMOUNT      FAIR VALUE    (DEPRECIATION)
                                                                  --------   -----------   -----------   --------------
    SHORT
    Receive US Dollars in exchange for 8,665,000 British
      Pounds....................................................  01/21/05   $15,455,527   $16,623,501    $(1,167,974)
    LONG
    Deliver US Dollars in exchange for 588,145 British Pounds...  01/05/05     1,136,179     1,127,994         (8,185)
    Deliver US Dollars in exchange for 85,401 Canadian
      Dollars...................................................  01/05/05        70,790        71,194            404
    Deliver US Dollars in exchange for 24,934 Euro..............  01/03/05        33,937        33,831           (106)
    Deliver US Dollars in exchange for 473,995 Euro.............  01/04/05       647,382       643,138         (4,244)
    Deliver US Dollars in exchange for 952,350 Swedish Krone....  01/05/05       144,274       143,369           (905)
    Deliver US Dollars in exchange for 279,595 Swiss Franc......  01/04/05       247,429       245,378         (2,051)

   The following represents the concentrations by country as of December 31, 2004 based upon the total fair value of investments.

    COUNTRY                                     PERCENTAGE
    -------                                     ----------
    United States.............................     37.7%
    United Kingdom............................     24.6%
    Switzerland...............................      8.0%
    Netherlands...............................      6.8%
    France....................................      6.6%
    Finland...................................      5.4%
    Sweden....................................      4.6%
    Spain.....................................      3.9%
    Canada....................................      2.4%
                                                  -----
    Total.....................................    100.0%
                                                  =====

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                               USAZ VAN KAMPEN
                                                               GLOBAL FRANCHISE
                                                                     FUND
                                                               ----------------
ASSETS
Investments, at cost........................................     $114,277,901
                                                                 ============
Investments, at fair value*.................................     $127,034,637
Foreign currency, at fair value(a)..........................           23,938
Interest and dividends receivable...........................          175,823
Receivable for forward foreign currency contracts...........              404
Reclaim receivable..........................................           13,274
Prepaid expenses............................................            3,165
                                                                 ------------
  Total Assets..............................................      127,251,241
                                                                 ------------

LIABILITIES
Payable for investments purchased...........................        2,924,511
Payable for forward foreign currency contracts..............        1,183,465
Payable for cash collateral received on loaned securities...          179,903
Manager fees payable........................................           89,002
Distribution fees payable...................................           24,805
Other accrued liabilities...................................           31,137
                                                                 ------------
  Total Liabilities.........................................        4,432,823
                                                                 ------------
NET ASSETS..................................................     $122,818,418
                                                                 ============
NET ASSETS CONSIST OF:
  Capital...................................................     $109,508,495
  Undistributed net investment income.......................        1,183,062
  Accumulated net realized gains on investments and foreign
     currency...............................................          540,056
  Net unrealized appreciation on investments and foreign
     currency...............................................       11,586,805
                                                                 ------------
NET ASSETS..................................................     $122,818,418
                                                                 ============
Shares of beneficial interest (unlimited shares
  authorized)...............................................        8,850,617
Net Asset Value (offering and redemption price per share)...     $      13.88
                                                                 ============

------------

*    Includes securities on loan of $176,868.
(a)  Foreign currency at cost was $23,941.

See accompanying notes to the financial statements.
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                              USAZ VAN KAMPEN
                                                              GLOBAL FRANCHISE
                                                                    FUND
                                                              ----------------
INVESTMENT INCOME:
Interest....................................................    $     6,899
Dividends...................................................      1,586,185
Foreign tax withholding.....................................       (132,922)
Income from securities lending..............................          3,132
                                                                -----------
     Total Investment Income................................      1,463,294
                                                                -----------
EXPENSES:
Manager fees................................................        622,949
Administration fees.........................................         61,737
Distribution fees...........................................        163,934
Fund accounting fees........................................          2,241
Custodian fees..............................................         63,099
Legal fees..................................................          9,839
Other expenses..............................................         44,549
                                                                -----------
     Total expenses before waivers..........................        968,348
     Less expenses waived by the Manager....................        (28,659)
                                                                -----------
     Net Expenses...........................................        939,689
                                                                -----------
NET INVESTMENT INCOME.......................................        523,605
                                                                -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments and foreign currency......        700,567
Change in unrealized appreciation/depreciation on
  investments and foreign currency..........................      8,936,602
                                                                -----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS............      9,637,169
                                                                -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    $10,160,774
                                                                ===========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     USAZ VAN KAMPEN
                                                                  GLOBAL FRANCHISE FUND
                                                              ------------------------------
                                                               YEAR ENDED     MAY 1, 2003 TO
                                                              DECEMBER 31,     DECEMBER 31,
                                                                  2004           2003(A)
                                                              ------------    --------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................  $    523,605     $    35,508
  Net realized gains/(losses) on investments and foreign
     currency...............................................       700,567         (70,532)
  Change in unrealized appreciation/depreciation on
     investments and foreign currency.......................     8,936,602       2,650,203
                                                              ------------     -----------
  Change in net assets from operations......................    10,160,774       2,615,179
                                                              ------------     -----------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income................................            --          (7,258)
  From net realized gains on investments....................            --          (5,889)
                                                              ------------     -----------
  Change in net assets resulting from dividends to
     shareholders...........................................            --         (13,147)
                                                              ------------     -----------
CAPITAL TRANSACTIONS:
Proceeds from shares issued.................................    96,080,357      21,430,703
Proceeds from dividends reinvested..........................         5,889           7,258
Cost of shares redeemed.....................................    (7,410,822)        (57,773)
                                                              ------------     -----------
  Change in net assets from capital transactions............    88,675,424      21,380,188
                                                              ------------     -----------
  Change in net assets......................................    98,836,198      23,982,220
NET ASSETS:
  Beginning of year.........................................    23,982,220              --
                                                              ------------     -----------
  End of year...............................................  $122,818,418     $23,982,220
                                                              ============     ===========
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT
  INCOME....................................................     1,183,062         (45,338)
                                                              ============     ===========
SHARE TRANSACTIONS:
  Shares issued.............................................     7,501,373       1,943,170
  Dividends reinvested......................................           476             688
  Shares redeemed...........................................      (590,175)         (4,915)
                                                              ------------     -----------
  Change in shares..........................................     6,911,674       1,938,943
                                                              ============     ===========

------------

(a) Period from commencement of operations.

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GLOBAL FRANCHISE FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-four series, the USAZ AIM Basic Value Fund, the USAZ AIM Blue Chip Fund, the USAZ AIM Dent Demographic Trends Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Growth and Income Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ PIMCO NFJ Small Cap Value Fund, the USAZ PIMCO PEA Renaissance Fund, the USAZ PIMCO PEA Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Van Kampen Global Franchise Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. Each Fund offers Class 1 and Class 2 shares. However, only Class 2 shares were available in 2004. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Van Kampen Global Franchise Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as report by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the NY Stock Exchange (4 PM Eastern
  Time). Effective November 15, 2004, the Fund began utilizing a Fair Value Pricing Service to determine the fair value of securities when significant events occur.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold and on foreign currency

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GLOBAL FRANCHISE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  FOREIGN CURRENCY TRANSLATION

  The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the U.S., equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GLOBAL FRANCHISE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2004, the Fund had loans outstanding of:

                                                                                      AVERAGE VALUE ON LOAN
                                                        VALUE OF    VALUE OF LOANED    FOR THE YEAR ENDED
                                                       COLLATERAL     SECURITIES      DECEMBER 31, 2004(A)
                                                       ----------   ---------------   ---------------------
   USAZ Van Kampen Global Franchise Fund.............   $179,903       $176,868            $1,535,847

  (a) The average disclosed is for the time period that securities were lent.

  The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio at December 31, 2004. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained a money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, Van Kampen Asset Management, Inc. ("VKAM") and the Trust, VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2005.

  For the year ended December 31, 2004, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ Van Kampen Global Franchise Fund.......................     0.95%         1.45%*

  *  The annual expense limit was increased from 1.35% to 1.45% on May 1, 2004.

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2004, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                   EXPIRES      EXPIRES
                                                                  12/31/2006   12/31/2007
                                                                  ----------   ----------
   USAZ Van Kampen Global Franchise Fund.......................    $22,419      $28,659

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. Such officers are paid no fees directly by the Fund for serving as officers of the Fund. The Administrator is entitled to a complex level fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion plus an annual base fee of $1.25 million for the Trust, or $50,000 for each Fund if the Trust has more than 25 funds and is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  Certain Officers and Trustees of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles, except the Chief Compliance Officer. For their service to the Trust, four out of the six non-interested trustees were paid $31,000 and the other two non-interested trustees were paid $32,000 by the Funds during the year ended December 31, 2004 for meeting and retainer fees. Included in other expenses in the Statement of Operations is $4,595 paid by the Fund for meeting and retainer fees.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GLOBAL FRANCHISE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  For the year ended December 31, 2004, the Fund paid approximately $200 to affiliated broker/dealers of the manager and/or subadviser on executions of purchases and sales of the Fund's portfolio investments.

4. SECURITY PURCHASES AND SALES

  For the year ended December 31, 2004, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES      SALES
                                                                 -----------   ----------
   USAZ Van Kampen Global Franchise Fund.......................  $90,370,502   $5,740,734

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to it shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the fiscal years ended December 31, 2004 and December 31, 2003 was $5,889 and $7,258, respectively, related to ordinary income.**

  As of December 31, 2004, the components of accumulated earnings on a tax basis was as follows:

                                                   UNDISTRIBUTED                                    TOTAL
                                                     LONG TERM     ACCUMULATED   UNREALIZED***   ACCUMULATED
                                                   CAPITAL GAINS    EARNINGS     APPRECIATION     EARNINGS
                                                   -------------   -----------   -------------   -----------
   USAZ Van Kampen Global Franchise Fund.........    $542,302       $542,302      $12,767,621    $13,309,923

  ** Total distributions paid differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

  *** The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.USAllianz.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for fiscal quarters ending March 31 and September 30 will be available no later than 60 days after the period end, without charge, on the Securities and Exchange Commissions' website at http://www.sec.gov.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GLOBAL FRANCHISE FUND
FINANCIAL HIGHLIGHTS

                                                     YEAR ENDED     MAY 1, 2003 TO
                                                    DECEMBER 31,     DECEMBER 31,
                                                        2004           2003(A)
                                                    ------------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............    $  12.37         $ 10.00
                                                      --------         -------
INVESTMENT ACTIVITIES:
  Net Investment Income...........................        0.08            0.02
  Net Realized and Unrealized Gains on Investments
     and Foreign Currency.........................        1.43            2.36
                                                      --------         -------
  Total from Investment Activities................        1.51            2.38
                                                      --------         -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...........................          --           (0.01)
  Net Realized Gains..............................          --              --*
                                                      --------         -------
  Total Dividends.................................          --           (0.01)
                                                      --------         -------
NET ASSET VALUE, END OF PERIOD....................    $  13.88         $ 12.37
                                                      ========         =======
TOTAL RETURN**(b).................................       12.21%          23.90%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................    $122,818         $23,982
Net Investment Income Net of
  Waivers/Reimbursements(c).......................        0.80%           0.57%
Expenses Before Waivers/Reimbursements***(c)......        1.48%           1.70%
Expenses Net of Waivers/Reimbursements(c).........        1.44%           1.35%
Portfolio Turnover Rate(b)........................        9.40%           3.31%

------------

*    Amount less than $.005.
** The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
*** During the period, certain fees were contractually reduced through April 30, 2005. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.

See accompanying Notes to the Financial Statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Van Kampen Global Franchise Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2004, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each period in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each period in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 15, 2005

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Harrison Conrad, Age 70     Trustee           Since 10/99     Retired; Board Member of           24              None
   79 Dorchester Rd.                                             Capital Re Corporation from
   Darien, CT 06820                                              1995 to December 1999;
                                                                 Retired from J.P. Morgan
                                                                 after 34 years.
   Roger Gelfenbien, Age 61    Trustee           Since 10/99     Retired; Partner of                24        Webster Financial
   37 Stonegate Dr.                                              Accenture from 1983 to                         Phoenix Edge
   Wethersfield, CT 06109                                        August 1999.                                 Funds (32 Funds)
   Dickson W. Lewis, Age 54    Trustee            Since 2/04     Vice President of Jostens,         24              None
   2355 Abingdon Way                                             Inc., a manufacturer of
   Long Lake, MN 55356                                           school products, 2001 to
                                                                 present; Senior Vice
                                                                 President of Fortis Group, a
                                                                 Life Insurance and
                                                                 Securities company, 1997 to
                                                                 2001
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001
   Claire R. Leonardi, Age 48  Trustee            Since 2/04     General Partner of Fairview        24              None
   289 Woodchuck Lane                                            Capital, L.P., a venture
   Harwinton, CT 06791                                           capital fund-of-funds, 9/94
                                                                 to present
   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment          24        Connecticut Water
   60                                                            Officer, Hartford Foundation                   Service, Inc.
   44 Foxboro Rd.                                                for Public Giving from
   Essex, CT 06426                                               September 2000 to January
                                                                 2003; Chairman, Chief
                                                                 Executive and President of
                                                                 Conning Corp. from September
                                                                 1999 to March 2000;
                                                                 Investment Consultant from
                                                                 1997 to September 1999
   Peter W. McClean, Age 60    Trustee            Since 2/04     President and CEO of               24              None
   18 Covewood Drive                                             Measurisk, a market risk
   Rowayton, CT 06853                                            information company, 2001 to
                                                                 present; Chief Risk
                                                                 Management Officer at Bank
                                                                 of Bermuda, Ltd., 4/96 to
                                                                 8/01

INTERESTED TRUSTEES**

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Chris Pinkerton, Age 46     Chairman of       Since 09/01     President, USAllianz               24            Franklin
   5701 Golden Hills Drive     the Board and                     Investor Services and Senior                     Templeton
   Minneapolis, MN 55416       President                         Vice President, Allianz Life                     Variable
                                                                 Insurance Co. of North                           Insurance
                                                                 America from April 1999 to                    Products Trust
                                                                 present; Vice President of                      (22 Funds)
                                                                 marketing, sales operations
                                                                 and director of marketing at
                                                                 Nationwide Financial
                                                                 Services from May 1977 to
                                                                 April 1999
   Jeffrey Kletti, Age 38      Trustee and        Since 2/04     Vice President Advisory            24              None
   5701 Golden Hills Drive     Vice President                    Management, USAllianz
   Minneapolis, MN 55416                                         Advisers 2000 to present;
                                                                 formerly, 2nd Vice President
                                                                 of Mutual Fund Marketing,
                                                                 Fortis Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
   NAME, ADDRESS, AND AGE         VIP TRUST             PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 59      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Curtis Barnes, Age 50       Assistant          Vice President of Legal Services of BISYS Fund Services from
   BISYS Fund Services, Inc.   Secretary          May 1995 to present.
   3435 Stelzer Road
   Columbus, OH 43219
   Troy Sheets, Age 33         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1996-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 36    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

  *  Member of the Audit Committee.

  ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (977) 833-7113.

                              USAZ(R) OPPENHEIMER
                           INTERNATIONAL GROWTH FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2004

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                             Schedule of Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 8

                             Statement of Operations
                                     Page 9

                       Statements of Changes in Net Assets
                                     Page 10

                        Notes to the Financial Statements
                                     Page 11

                              Financial Highlights
                                     Page 15

             Report of Independent Registered Public Accounting Firm
                                     Page 16

                     Information about Trustees and Officers
                                     Page 17

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) OPPENHEIMER INTERNATIONAL GROWTH FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ Oppenheimer Global Fund and OppenheimerFunds, Inc. serves as Subadviser to the Fund.

OppenheimerFunds, Inc., manages over 60 mutual funds.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?

The Fund gained 14.48%, compared to a 20.25% return for its benchmark, the MSCI EAFE Index(1). International growth stocks stagnated during much of 2004, but produced strong gains late in the year, helping the Fund and its benchmark generate solid returns.

The Fund's Subadviser assumed management of the Fund on March 8, 2004. The Fund's Subadviser invests in international growth by focusing on four global themes: mass affluence, new technology, restructuring and the aging population. Investments related to mass affluence boosted the Fund's relative performance. In particular, the Fund benefited from its purchases of attractively valued shares of firms with strong earnings and globally recognized brands in the beauty products, brewing, retail, and wine and spirits industries.*

Likewise, the Fund's gains against the benchmark benefited from stock selection in the technology sector. Conversely, the Fund's relative returns suffered from severe downturns in two particular stocks, a Brazilian aircraft maker and an Australian pharmaceuticals firm. Losses in those shares were the primary drag on the Fund's performance against the benchmark during the period.*

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2004.

(1)The Morgan Stanley Capital International, Europe, Australasia and Far East (MSCI EAFE) Index is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ(R) OPPENHEIMER INTERNATIONAL GROWTH FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests in growth companies that are domiciled outside the U.S. or have their primary operations outside the U.S.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                          USAZ(R) Oppenheimer International Growth Fund         MSCI EAFE Index
                          ---------------------------------------------         ---------------
11/5/2001                                     10000                                   10000
    12/01                                     10250                                   10430
                                              10423                                   10532
                                              10459                                   10261
                                               8432                                    8236
    12/02                                      8825                                    8768
                                               8119                                    8048
                                               9612                                    9598
                                              10377                                   10378
    12/03                                     11806                                   12151
                                              12071                                   12678
                                              11878                                   12705
                                              11724                                   12670
    12/04                                     13516                                   14611

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31 , 2004

                                                                       SINCE
                                                                     INCEPTION
                                                       1 YEAR        (11/5/01)
USAZ(R) Oppenheimer International Growth Fund          14.48%          10.03%
MSCI EAFE Index                                        20.25%          12.36%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Morgan Stanley Capital International, Europe, Australasia and Far East (MSCI EAFE) Index, an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

EXPENSE EXAMPLE AND PORTFOLIO COMPOSITION

  As a shareholder of the USAZ Oppenheimer International Growth Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Oppenheimer International Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                               BEGINNING     ENDING ACCOUNT     EXPENSE PAID        EXPENSE RATIO
                                             ACCOUNT VALUE       VALUE         DURING PERIOD*       DURING PERIOD
                                                7/1/04          12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                             -------------   --------------   -----------------   -----------------
   USAZ Oppenheimer International Growth
     Fund..................................    $1,000.00       $1,137.90            $7.79                1.45%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Oppenheimer International Growth Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                               BEGINNING     ENDING ACCOUNT     EXPENSE PAID        EXPENSE RATIO
                                             ACCOUNT VALUE       VALUE         DURING PERIOD*       DURING PERIOD
                                                7/1/04          12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                             -------------   --------------   -----------------   -----------------
   USAZ Oppenheimer International Growth
     Fund..................................    $1,000.00       $1,017.90            $7.35                1.45%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

  The USAZ Oppenheimer International Growth Fund invested, as a percentage of net assets, in the following types of securities, as of December 31, 2004.

                                                     PERCENT OF
   USAZ OPPENHEIMER INTERNATIONAL GROWTH FUND        NET ASSETS
   ------------------------------------------        ----------
   Common Stock(1).................................     93.3%
   Deposit Account.................................      6.3
                                                        ----
                                                        99.6%*
                                                        ====

   (1) Industry:

     Banking/Financial Services................   15.8%
     Computers.................................    4.1
     Electronics...............................    6.5
     Health Care...............................    2.0
     Manufacturing.............................   20.8
     Media.....................................    6.4
     Oil/Gas...................................    4.4
     Pharmaceuticals...........................    9.8
     Real Estate...............................    1.7
     Retail/Wholesale..........................    5.7
     Services..................................    4.8
     Telecommunications........................    9.0
     Travel/Entertainment......................    2.3
                                                 -----
                                                  93.3%
                                                 =====

  * Categories are shown as a percentage of net assets, not total investments, as such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER INTERNATIONAL GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004

                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS (93.3%):
Banking/Financial Services (15.8%):
   37,670   3I Group plc..................  $   481,791
   10,200   ABN AMRO Holding NV...........      269,558
   65,981   Amp, Ltd. ....................      374,607
   38,300   Anglo Irish Bank Corp. plc....      927,405
   62,920   Collins Stewart Tullett plc...      476,777
   24,900   ICICI Bank, Ltd., ADR.........      501,735
   55,000   Joyo Bank, Ltd. ..............      268,869
   11,500   Mediobanca SPA................      186,070
       81   Mitsubishi Tokyo Financial
              Group, Inc. ................      820,509
   19,425   MLP AG........................      383,491
    4,700   National Australia Bank,
              Ltd. .......................      105,943
   16,392   Royal Bank of Scotland Group
              plc.........................      550,565
   54,800   Skandia Forsakrings AB........      272,607
    3,780   Societe Generale..............      381,821
                                            -----------
                                              6,001,748
                                            -----------
Computers (4.1%):
   32,851   Autonomy Corp. plc*...........      106,134
    3,960   Business Objects SA*..........      100,152
    9,000   Canon, Inc. ..................      487,626
    8,400   Infosys Technologies, Ltd.,
              ADR.........................      582,204
    3,447   Logitech International SA*....      209,499
    1,950   Ubi Soft Entertainment SA*....       70,292
                                            -----------
                                              1,555,907
                                            -----------
Electronics (6.5%):
   47,300   Art Advanced Research
              Technologies, Inc.*.........       41,401
   17,900   ASM International NV*.........      293,739
   40,250   Electrocomponents plc.........      220,190
   12,078   Epcos AG*.....................      180,896
    1,300   Keyence Corp. ................      292,135
   12,000   Nippon Electric Glass Company,
              Ltd. .......................      308,056
   13,800   Omron Corp. ..................      329,856
      339   Samsung Electronics Company,
              Ltd. .......................      147,998
   25,000   Sharp Corp. ..................      407,249
    6,500   Sony Corp. ...................      253,197
                                            -----------
                                              2,474,717
                                            -----------
Health Care (2.0%):
   18,500   Alleanza Assicurazioni SPA....      257,689
   19,200   Luxottica Group SPA...........      389,978
   24,500   Ortivus AB, Class B*..........       91,108
      400   William Demant Holding*.......       18,758
                                            -----------
                                                757,533
                                            -----------
Manufacturing (20.8%):
   13,539   Aalberts Industries NV........      655,718
   20,580   Cadbury Schweppes plc.........      191,391
   20,900   Compania Vale do Rio Doce,
              ADR.........................      509,542
    8,448   DEM Continental AG............      535,376

                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Manufacturing, continued
  128,000   Empresa Brasileira de
              Aeronautica SA Preferred....  $ 1,070,283
    5,030   Essilor International SA......      393,302
   69,962   Foster's Group, Ltd. .........      316,854
    8,887   Hyundai Heavy Industries
              Company, Ltd.*..............      295,682
   23,000   Konica Minolta Holdings,
              Inc. .......................      306,094
    3,970   L'Oreal SA....................      300,589
    2,900   Nidec Corp. ..................      354,387
    2,980   Pernod Ricard SA..............      455,580
      539   Porsche AG....................      341,114
    8,760   Rio Tinto plc.................      257,352
    1,362   SEB SA........................      145,758
    3,871   Siemens AG....................      327,280
      270   Sika AG.......................      161,524
    4,000   Takeda Chemical Industries,
              Ltd. .......................      201,869
    2,100   Tdk Corp. ....................      156,071
    6,700   Terumo Corp. .................      180,860
    4,300   Toyota Motor Corp. ...........      175,693
   19,560   Unilever plc..................      191,812
   23,000   Ushio, Inc. ..................      429,510
                                            -----------
                                              7,953,641
                                            -----------
Media (6.4%):
    6,790   British Sky Broadcasting Group
              plc.........................       73,146
    6,713   Gestevision Telecinco SA*.....      138,179
    4,700   Grupo Televisa SA.............      284,350
    5,640   Lg Home Shopping, Inc.*.......      348,631
   21,700   Mediaset SPA..................      274,500
   12,700   News Corp., Class B CDI.......      243,547
    9,500   Societe Television
              Francaise...................      308,469
    1,600   Sogecable SA*.................       70,864
   11,600   Vivendi Universal SA*.........      371,366
       65   Yahoo Japan Corp.*............      311,659
                                            -----------
                                              2,424,711
                                            -----------
Oil/Gas (4.4%):
    5,500   BP plc, ADR                         321,200
    3,870   Technip-Coflexip SA...........      713,694
    2,270   Total SA, Class B.............      496,579
    3,900   Tsakos Energy Navigation,
              Ltd. .......................      139,581
                                            -----------
                                              1,671,054
                                            -----------
Pharmaceuticals (9.8%):
    1,430   AstraZeneca plc...............       51,966
      120   Aventis SA....................       11,183
    5,800   Dr. Reddy's Laboratories,
              Ltd., ADR...................      115,014
    5,000   Fujisawa Pharmaceutical
              Company, Ltd. ..............      137,358
    4,800   GlaxoSmithKline plc...........      112,924
   14,300   H. Lundbeck A/S...............      318,209
    8,700   Neurosearch A/S*..............      372,939
   45,800   NicOx SA*.....................      259,251
  217,300   Novogen, Ltd.*................      978,791

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER INTERNATIONAL GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Pharmaceuticals, continued
    2,435   Roche Holding AG..............  $   279,448
    6,731   Sanofi-Aventis SA.............      537,663
    2,498   Schering AG...................      185,985
    7,000   Shionogi & Company, Ltd. .....       96,710
  113,940   SkyePharma plc*...............      142,552
    5,000   Teva Pharmaceutical
              Industries, Ltd., ADR.......      149,300
                                            -----------
                                              3,749,293
                                            -----------
Real Estate (1.7%):
   28,100   Solidere*.....................      231,825
   32,000   Sumitomo Realty & Development
              Company, Ltd. ..............      416,924
                                            -----------
                                                648,749
                                            -----------
Retail/Wholesale (5.7%):
    1,970   Carrefour SA..................       93,748
    5,863   Compagnie Finaciere Richemont
              AG, Class A.................      195,036
  115,720   Dixons Group plc..............      337,695
    9,050   Heineken NV...................      301,077
   17,000   Hennes & Mauritz AB, Class
              B...........................      591,824
      642   Nestle SA.....................      167,893
   11,630   Next plc......................      368,039
    8,829   Woolworths, Ltd. .............      103,668
                                            -----------
                                              2,158,980
                                            -----------
Services (4.8%):
   75,340   BTG plc*......................      118,166
   39,360   Capita Group plc..............      275,601
    5,464   Daito Trust Construction
              Company, Ltd. ..............      260,161
    3,900   Impala Platinum Holdings,
              Ltd. .......................      329,652
    2,300   Boskalis Westminster NV.......       77,678
   18,969   AUD Leighton Holdings,
              Ltd. .......................      182,936
    1,280   LVMH Moet Hennessy Louis
              Vuitton SA..................       97,773

                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Services, continued
    7,100   Prosegur, Compania de
              Seguridad SA................  $   139,409
    3,700   Randstad Holding NV...........      145,411
    1,470   Vinci SA......................      196,968
                                            -----------
                                              1,823,755
                                            -----------
Telecommunications (9.0%):
       82   KDDI Corp. ...................      443,140
   12,100   Nokia Oyj.....................      189,741
    8,000   SK Telecom Company, Ltd.,
              ADR.........................      178,000
   54,400   Tandberg ASA..................      673,681
  273,400   Telefonaktiebolaget Lm
              Ericsson, Class B*..........      870,707
    3,008   United Internet AG, Registered
              Shares......................       81,468
  360,490   Vodafone Group plc............      975,884
                                            -----------
                                              3,412,621
                                            -----------
Travel/Entertainment (2.3%):
   27,600   Amadeus Global Travel
              Distribution SA, Class A....      283,348
    5,600   Carnival Corp. ...............      322,728
   24,000   William Hill plc..............      259,429
                                            -----------
                                                865,505
                                            -----------
                       Total Common Stocks
  (Cost $31,135,668)                         35,498,214
                                            -----------
DEPOSIT ACCOUNT (6.3%):
2,391,951   NTRS London Deposit Account...    2,391,951
                                            -----------
  Total Deposit Account
    (Cost $2,391,951)                         2,391,951
                                            -----------
  Total Investments
    (Cost $33,527,619)(a)--99.6%             37,890,165
                                            -----------
  Net Other Assets/(Liabilities)--0.4%          159,196
                                            -----------
  Net Assets--100.0%                        $38,049,361
                                            ===========

------------

*   Non-income producing security.

ADR -- American Depository Receipt.

CDI  -- Chess Depository Interest.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $169,719. Cost for federal income tax purposes differs from fair value by net unrealized appreciation on securities as follows:

    Unrealized appreciation...................  $4,723,065
    Unrealized depreciation...................    (530,238)
                                                ----------
    Net unrealized appreciation...............  $4,192,827
                                                ==========

continued
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER INTERNATIONAL GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

   The following represents the concentrations by country as of December 31, 2004 based upon the total fair value of investments.

    COUNTRY                                     PERCENTAGE
    -------                                     ----------
    Japan.....................................     17.2%
    United States.............................     17.1%
    United Kingdom............................     14.1%
    France....................................     12.5%
    Australia.................................      5.7%
    Germany...................................      5.2%
    Sweden....................................      4.7%
    Netherlands...............................      3.7%
    Italy.....................................      3.0%
    Brazil....................................      2.6%
    Switzerland...............................      2.6%
    Ireland...................................      2.5%
    Denmark...................................      2.2%
    Korea.....................................      2.2%
    Norway....................................      1.7%
    Spain.....................................      1.5%
    South Africa..............................      0.9%
    Finland...................................      0.5%
    Canada....................................      0.1%
                                                  ------
    Total.....................................   100.00%
                                                  ======

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                                  USAZ OPPENHEIMER
                                                              INTERNATIONAL GROWTH FUND
                                                              -------------------------
ASSETS
Investments, at cost........................................         $33,527,619
                                                                     ===========
Investments, at value.......................................         $37,890,165
Foreign currency, at value(a)...............................              16,179
Dividends receivable........................................              53,875
Receivable for investments sold.............................             306,358
Reclaim receivable..........................................              10,004
Prepaid expenses............................................                 980
                                                                     -----------
  Total Assets..............................................          38,277,561
                                                                     -----------
LIABILITIES
Payable for investments purchased...........................             186,464
Manager fees payable........................................               2,085
Distribution fees payable...................................               7,652
Other accrued liabilities...................................              31,999
                                                                     -----------
  Total Liabilities.........................................             228,200
                                                                     -----------
NET ASSETS..................................................         $38,049,361
                                                                     ===========
NET ASSETS CONSIST OF:
  Capital...................................................         $31,581,024
  Accumulated net realized gains on investments and foreign
     currency...............................................           2,103,782
  Net unrealized appreciation on investments and foreign
     currency...............................................           4,364,555
                                                                     -----------
NET ASSETS..................................................         $38,049,361
                                                                     ===========
Shares of beneficial interest (unlimited shares
  authorized)...............................................           2,882,130
Net Asset Value (offering and redemption price per share)...         $     13.20
                                                                     ===========

------------

(a)  Foreign currency at cost was $16,197.

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                              USAZ OPPENHEIMER
                                                               INTERNATIONAL
                                                                GROWTH FUND
                                                              ----------------
INVESTMENT INCOME:
Dividends...................................................     $  436,685
Foreign tax withholding.....................................        (38,834)
                                                                 ----------
     Total Investment Income................................        397,851
                                                                 ----------
EXPENSES:
Manager fees................................................        217,027
Administration fees.........................................         23,853
Distribution fees...........................................         62,008
Fund accounting fees........................................         10,272
Custodian fees..............................................         88,989
Legal fees..................................................          5,726
Other expenses..............................................         31,105
                                                                 ----------
     Total expenses before waivers..........................        438,980
     Less expenses waived by the Manager....................        (92,043)
                                                                 ----------
     Net Expenses...........................................        346,937
                                                                 ----------
NET INVESTMENT INCOME.......................................         50,914
                                                                 ----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments and foreign currency......      2,259,429
Change in unrealized appreciation/depreciation on
  investments and foreign currency..........................      2,126,133
                                                                 ----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS............      4,385,562
                                                                 ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............     $4,436,476
                                                                 ==========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                   USAZ OPPENHEIMER
                                                               INTERNATIONAL GROWTH FUND
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2004           2003
                                                              ------------   ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................  $    50,914    $    94,091
  Net realized gains/(losses) on investments and foreign
     currency...............................................    2,259,429        (58,439)
  Change in unrealized appreciation/depreciation on
     investments and foreign currency.......................    2,126,133      2,908,769
                                                              -----------    -----------
  Change in net assets from operations......................    4,436,476      2,944,421
                                                              -----------    -----------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income................................      (85,772)       (87,552)
  From return of capital....................................           --        (12,342)
                                                              -----------    -----------
  Change in net assets resulting from dividends to
     shareholders...........................................      (85,772)       (99,894)
                                                              -----------    -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................   21,519,952      5,809,637
  Proceeds from dividends reinvested........................       85,772         99,894
  Cost of shares redeemed...................................   (2,566,988)      (489,006)
                                                              -----------    -----------
  Change in net assets from capital transactions............   19,038,736      5,420,525
                                                              -----------    -----------
  Change in net assets......................................   23,389,440      8,265,052
NET ASSETS:
  Beginning of year.........................................   14,659,921      6,394,869
                                                              -----------    -----------
  End of year...............................................  $38,049,361    $14,659,921
                                                              ===========    ===========
SHARE TRANSACTIONS:
  Shares issued.............................................    1,835,624        582,226
  Dividends reinvested......................................        7,394         10,604
  Shares redeemed...........................................     (227,814)       (56,446)
                                                              -----------    -----------
  Change in shares..........................................    1,615,204        536,364
                                                              ===========    ===========

See accompanying notes to the financial statements.
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER INTERNATIONAL GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-four series, the USAZ AIM Basic Value Fund, the USAZ AIM Blue Chip Fund, the USAZ AIM Dent Demographic Trends Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Growth and Income Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ PIMCO NFJ Small Cap Value Fund, the USAZ PIMCO PEA Renaissance Fund, the USAZ PIMCO PEA Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Oppenheimer International Growth Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. Each fund offers class 1 and Class 2 shares. However, only Class 2 shares were available in 2004. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Oppenheimer International Growth Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as report by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the NY Stock Exchange (4 PM Eastern
  Time). Effective November 15, 2004, the fund began utilizing a Fair Value Pricing Service to determine the fair value of securities when significant events occur.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold and on foreign currency

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER INTERNATIONAL GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  FOREIGN CURRENCY TRANSLATION

  The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained a money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, OppenheimerFunds, Inc. ("Oppenheimer") and the Trust, Oppenheimer provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. Templeton Investment Counsel, LLC provided investment advisory services as the Subadviser for the Fund prior to March 8, 2004. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2005.

  For the year ended December 31, 2004, the Manager fees of the Fund were based on a tiered structure for various net assets levels as follows: the first $50 million at 0.875%, the next $150 million at 0.715%, the next $200 million at 0.625%, and over $500 million at 0.60%. The annual expense limit of the Fund was 1.45%*.

  * The annual expense limit was increased from 1.25% to 1.45% on May 1, 2004.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER INTERNATIONAL GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2004, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES      EXPIRES
                                                                 12/31/2005   12/31/2006   12/31/2007
                                                                 ----------   ----------   ----------
   USAZ Oppenheimer International Growth Fund..................   $118,448     $59,406      $92,043

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. Such officers are paid no fees directly by the Fund for serving as officers of the Fund. The Administrator is entitled to a complex level fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion plus an annual base fee of $1.25 million for the Trust, or $50,000 for each Fund if the Trust has more than 25 funds and is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  Certain Officers and Trustees of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles, except the Chief Compliance Officer. For their service to the Trust, four out of the six non-interested trustees were paid $31,000 and the other two non-interested trustees were paid $32,000 by the Funds during the year ended December 31, 2004 for meeting and retainer fees. Included in other expenses in the Statement of Operations is $1,910 paid by the Fund for meeting and retainer fees.

4. SECURITY PURCHASES AND SALES

  For the year ended December 31, 2004, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES       SALES
                                                                 -----------   -----------
   USAZ Oppenheimer International Growth Fund..................  $39,942,465   $21,349,893

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to it shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the fiscal year ended December 31, 2004 was $85,772 related to ordinary income and the fiscal year ended December 31, 2003 was $87,552 related to ordinary income and $12,342 related to tax return of capital.

  As of December 31, 2004, the components of accumulated earnings on a tax basis was as follows:

                                UNDISTRIBUTED   UNDISTRIBUTED                                      TOTAL
                                  ORDINARY        LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                   INCOME       CAPITAL GAINS    EARNINGS     APPRECIATION**     EARNINGS
                                -------------   -------------   -----------   ---------------   -----------
   USAZ Oppenheimer
     International Growth
     Fund.....................    $189,685       $2,083,816     $2,273,501      $4,194,836      $6,468,337

  ** The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER INTERNATIONAL GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

6. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  For corporate shareholders, 2.55% of the total ordinary income distributions paid during the fiscal year ended December 31, 2004 qualify for the corporate dividends received deduction.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.USAllianz.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for fiscal quarters ending March 31 and September 30 will be available no later than 60 days after the period end, without charge, on the Securities and Exchange Commissions' website at http://www.sec.gov.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER INTERNATIONAL GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                             YEAR ENDED DECEMBER 31,             NOVEMBER 5, 2001 TO
                                                    ------------------------------------------      DECEMBER 31,
                                                        2004           2003           2002             2001(A)
                                                        ----       ------------   ------------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............    $ 11.57        $  8.75        $ 10.25            $10.00
                                                      -------        -------        -------            ------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)....................       0.04           0.12           0.09             (0.01)
  Net Realized and Unrealized Gains/(Losses) on
     Investments and Foreign Currency.............       1.63           2.81          (1.50)             0.26
                                                      -------        -------        -------            ------
  Total from Investment Activities................       1.67           2.93          (1.41)             0.25
                                                      -------        -------        -------            ------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...........................      (0.04)         (0.10)         (0.09)               --
  Net Return of Capital...........................         --          (0.01)            --                --
                                                      -------        -------        -------            ------
  Total Dividends.................................      (0.04)         (0.11)         (0.09)               --
                                                      -------        -------        -------            ------
NET ASSET VALUE, END OF PERIOD....................    $ 13.20        $ 11.57        $  8.75            $10.25
                                                      =======        =======        =======            ======
TOTAL RETURN*(b)..................................      14.48%         33.77%        (13.90)%            2.50%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................    $38,049        $14,660        $ 6,395            $5,324
Net Investment Income/(Loss) Net of
  Waivers/Reimbursements(c).......................       0.21%          1.05%          0.91%            (0.52)%
Expenses Before Waivers/
  Reimbursements**(c).............................       1.77%          1.91%          3.36%             3.56%
Expenses Net of Waivers/
  Reimbursements(c)...............................       1.40%          1.25%          1.25%             1.25%
Portfolio Turnover Rate(b)........................      95.05%(d)       9.22%          5.19%               --

------------

* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
** During the period, certain fees were contractually reduced through April 30, 2005. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d) On March 8, 2004, the USAZ Templeton Developed Markets Fund became the USAZ Oppenheimer International Growth Fund.

See accompanying notes to the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Oppenheimer International Growth Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each year in the two-year period then ended and the financial highlights for each period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended and the financial highlights for each period in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 15, 2005

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Harrison Conrad, Age 70     Trustee           Since 10/99     Retired; Board Member of           24              None
   79 Dorchester Rd.                                             Capital Re Corporation from
   Darien, CT 06820                                              1995 to December 1999;
                                                                 Retired from J.P. Morgan
                                                                 after 34 years.
   Roger Gelfenbien, Age 61    Trustee           Since 10/99     Retired; Partner of                24        Webster Financial
   37 Stonegate Dr.                                              Accenture from 1983 to                         Phoenix Edge
   Wethersfield, CT 06109                                        August 1999.                                 Funds (32 Funds)
   Dickson W. Lewis, Age 54    Trustee            Since 2/04     Vice President of Jostens,         24              None
   2355 Abingdon Way                                             Inc., a manufacturer of
   Long Lake, MN 55356                                           school products, 2001 to
                                                                 present; Senior Vice
                                                                 President of Fortis Group, a
                                                                 Life Insurance and
                                                                 Securities company, 1997 to
                                                                 2001
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001
   Claire R. Leonardi, Age 48  Trustee            Since 2/04     General Partner of Fairview        24              None
   289 Woodchuck Lane                                            Capital, L.P., a venture
   Harwinton, CT 06791                                           capital fund-of-funds, 9/94
                                                                 to present
   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment          24        Connecticut Water
   60                                                            Officer, Hartford Foundation                   Service, Inc.
   44 Foxboro Rd.                                                for Public Giving from
   Essex, CT 06426                                               September 2000 to January
                                                                 2003; Chairman, Chief
                                                                 Executive and President of
                                                                 Conning Corp. from September
                                                                 1999 to March 2000;
                                                                 Investment Consultant from
                                                                 1997 to September 1999
   Peter W. McClean, Age 60    Trustee            Since 2/04     President and CEO of               24              None
   18 Covewood Drive                                             Measurisk, a market risk
   Rowayton, CT 06853                                            information company, 2001 to
                                                                 present; Chief Risk
                                                                 Management Officer at Bank
                                                                 of Bermuda, Ltd., 4/96 to
                                                                 8/01

INTERESTED TRUSTEES**

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Chris Pinkerton, Age 46     Chairman of       Since 09/01     President, USAllianz               24            Franklin
   5701 Golden Hills Drive     the Board and                     Investor Services and Senior                     Templeton
   Minneapolis, MN 55416       President                         Vice President, Allianz Life                     Variable
                                                                 Insurance Co. of North                           Insurance
                                                                 America from April 1999 to                    Products Trust
                                                                 present; Vice President of                      (22 Funds)
                                                                 marketing, sales operations
                                                                 and director of marketing at
                                                                 Nationwide Financial
                                                                 Services from May 1977 to
                                                                 April 1999
   Jeffrey Kletti, Age 38      Trustee and        Since 2/04     Vice President Advisory            24              None
   5701 Golden Hills Drive     Vice President                    Management, USAllianz
   Minneapolis, MN 55416                                         Advisers 2000 to present;
                                                                 formerly, 2nd Vice President
                                                                 of Mutual Fund Marketing,
                                                                 Fortis Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
   NAME, ADDRESS, AND AGE         VIP TRUST             PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 59      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Curtis Barnes, Age 50       Assistant          Vice President of Legal Services of BISYS Fund Services from
   BISYS Fund Services, Inc.   Secretary          May 1995 to present.
   3435 Stelzer Road
   Columbus, OH 43219
   Troy Sheets, Age 33         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1996-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 36    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

  *  Member of the Audit Committee.

  ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (977) 833-7113.

                               USAZ(R) OPPENHEIMER
                                   GLOBAL FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2004

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS
                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                             Schedule of Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 8

                             Statement of Operations
                                     Page 9

                       Statement of Changes in Net Assets
                                     Page 10

                        Notes to the Financial Statements
                                     Page 11

                              Financial Highlights
                                     Page 15

             Report of Independent Registered Public Accounting Firm
                                     Page 16

                     Information about Trustees and Officers
                                     Page 17

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) OPPENHEIMER GLOBAL FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ Oppenheimer Global Fund and OppenheimerFunds, Inc. serves as Subadviser to the Fund.

OppenheimerFunds, Inc., manages over 60 mutual funds.

WHAT FACTORS AFFECTED THE PERFORMANCE OF THE FUND DURING THE PERIOD FROM ITS INCEPTION ON MAY 3, 2004 THROUGH DECEMBER 31, 2004?

The Fund gained 15.80%, outpacing the 14.13% return of its benchmark, the MSCI World Index(1). During the second half of the year, a clear and undisputed election in the U.S. and continued good news on the global economy helped pave the way for strong fourth quarter performance in world markets.

The Fund's Subadviser focuses on four core investment themes: mass affluence, new technology, restructuring and demographic shifts, including the aging of the population. During the reporting period, the Fund's holdings in the technology and consumer discretionary sectors led performance.*

The Fund's relative returns during the period benefited from stocks related to its themes of technology and mass affluence. Stocks in the satellite radio and wireless industries helped the Fund's technology stake outperform the corresponding sector in the benchmark, despite significant declines among some of the portfolio's semiconductor stocks. Meanwhile, shares of firms in the fashion and cleaningproducts industries helped the Fund's consumer-discretionary stake, boosting relative returns.*

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2004.

(1)The Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted equity index which monitors the performance of stocks from around the world. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ(R) OPPENHEIMER GLOBAL FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek capital appreciation. This objective may be changed by the Trustees without shareholder approval. The Fund seeks to achieve its investment objective by investing primarily in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                                USAZ(R) Oppenheimer Global Fund              MSCI World Index
                                -------------------------------              ----------------
  5/3/2004                                   10000                                10000
 5/31/2004                                   10120                                10083
 6/30/2004                                   10260                                10298
 7/31/2004                                    9780                                 9962
 8/31/2004                                    9740                                10006
 9/30/2004                                   10110                                10195
10/31/2004                                   10400                                10445
11/30/2004                                   11150                                10993
12/31/2004                                   11580                                11413

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AGGREGATE TOTAL RETURN AS OF DECEMBER 31, 2004

                                                                        SINCE
                                                                      INCEPTION
                                                                      (5/3/04)
USAZ(R) Oppenheimer Global Fund                                         15.80%
MSCI World Index                                                        14.13%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Morgan Stanley Capital International
(MSCI) World Index, an unmanaged market capitalization-weighted equity index which monitors the performance of stocks from around the world. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION

  As a shareholder of the USAZ Oppenheimer Global Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Oppenheimer Global Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                           BEGINNING     ENDING ACCOUNT     EXPENSE PAID        EXPENSE RATIO
                                         ACCOUNT VALUE       VALUE         DURING PERIOD*       DURING PERIOD
                                            7/1/04          12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                         -------------   --------------   -----------------   -----------------
   USAZ Oppenheimer Global Fund........    $1,000.00       $1,128.70            $7.76                1.45%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Oppenheimer Global Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                           BEGINNING     ENDING ACCOUNT     EXPENSE PAID        EXPENSE RATIO
                                         ACCOUNT VALUE       VALUE         DURING PERIOD*       DURING PERIOD
                                            7/1/04          12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                         -------------   --------------   -----------------   -----------------
   USAZ Oppenheimer Global Fund........    $1,000.00       $1,017.85            $7.35                1.45%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

  The USAZ Oppenheimer Global Fund invested, as a percentage of net assets, in the following types of securities, as of December 31, 2004.

                                               PERCENT OF
   USAZ OPPENHEIMER GLOBAL FUND                NET ASSETS
   ----------------------------                ----------
   Common Stock(1)...........................     91.0%
   Deposit Account...........................      9.9*
                                                 -----
                                                 100.9%
                                                 =====

   (1) Industry:

     Aerospace/Defense.........................    2.0%
     Airlines..................................    0.4
     Banking/Financial Services................   14.2
     Computers.................................    6.2
     Diversified...............................    0.4
     E-Commerce................................    0.4
     Electronics...............................    4.5
     Health Care...............................    2.4
     Insurance.................................    2.3
     Investment Company........................    0.2
     Manufacturing.............................   10.5
     Media.....................................    7.2
     Oil/Gas...................................    7.8
     Pharmaceuticals...........................   10.0
     Retail/Wholesale..........................    6.2
     Services..................................    2.0
     Telecommunications........................   12.7
     Transportation............................    0.4
     Travel/Entertainment......................    1.2
                                                 -----
                                                  91.0%
                                                 =====

  * Categories are shown as a percentage of net assets, not total investments, as such the total may not equal 100%

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER GLOBAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004

                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS (91.0%):
Aerospace/Defense (2.0%):
   21,700   Empresa Brasileira de
              Aeronautica SA, ADR.........  $   725,648
    5,910   Lockheed Martin Corp. ........      328,301
   13,600   Raytheon Co. .................      528,088
                                            -----------
                                              1,582,037
                                            -----------
Airlines (0.4%):
    6,540   Boeing Co. ...................      338,576
                                            -----------
Banking/Financial Services (14.2%):
   22,510   3I Group plc..................      287,898
   28,180   ABN AMRO Holding NV...........      744,720
   16,020   ACE, Ltd. ....................      684,855
   10,360   American Express Co. .........      583,993
   17,550   Anglo Irish Bank Corp. .......      424,959
   20,670   Australia and New Zealand
              Banking Group, Ltd. ........      332,863
   20,750   Charles Schwab Corp. .........      248,170
    5,080   Citigroup, Inc. ..............      244,754
    2,290   Commerce Bancorp, Inc. .......      147,476
   11,900   Credit Saison Company,
              Ltd. .......................      434,691
   44,580   HSBC Holdings plc.............      762,498
    5,500   HSBC Holdings plc, ADR........       92,687
   29,800   ICICI Bank, Ltd., ADR.........      600,470
   30,904   J.P. Morgan Chase & Co. ......    1,205,565
   23,760   MBNA Corp. ...................      669,794
    8,708   MLP AG........................      171,915
    4,980   Northern Trust Corp. .........      241,928
  149,000   Resona Holdings, Inc.*........      301,577
   45,410   Royal Bank of Scotland Group
              plc.........................    1,525,206
    7,010   Societe Generale..............      708,086
   14,820   Wachovia Corp. ...............      779,532
                                            -----------
                                             11,193,637
                                            -----------
Computers (6.2%):
   35,320   BEA Systems, Inc.*............      312,935
    5,200   Canon, Inc. ..................      281,739
   22,900   Cisco Systems, Inc.*..........      441,970
    2,070   Electronic Arts, Inc.*........      127,678
    7,180   International Business
              Machines Corp. .............      707,804
   10,670   Juniper Networks, Inc.*.......      290,117
   45,170   Novell, Inc.*.................      304,898
    9,840   Red Hat, Inc.*................      131,364
    4,216   SAP AG........................      749,978
   86,420   Sun Microsystems, Inc.*.......      464,940
   15,760   Symantec Corp.*...............      405,978
    8,500   Trend Micro, Inc.*............      461,838
    7,880   VERITAS Software Corp.*.......      224,974
                                            -----------
                                              4,906,213
                                            -----------

                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Diversified (0.4%):
      253   Hutchinson
              Telecommunications..........  $         0
   36,000   Hutchison Whampoa, Ltd. ......      336,647
                                            -----------
                                                336,647
                                            -----------
E-Commerce (0.4%):
    7,140   Amazon.com, Inc.*.............      316,231
                                            -----------
Electronics (4.5%):
   47,550   Advanced Micro Devices,
              Inc.*.......................    1,047,050
    6,400   Altera Corp.*.................      132,480
   21,190   Cadence Design Systems,
              Inc.*.......................      292,634
    1,300   Keyence Corp. ................      292,135
   28,060   National Semiconductor
              Corp. ......................      503,677
    3,000   Omron Corp. ..................       71,708
    1,571   Samsung Electronics Company,
              Ltd. .......................      685,854
   20,000   Sharp Corp. ..................      325,800
    4,000   Silicon Laboratories, Inc.*...      141,240
                                            -----------
                                              3,492,578
                                            -----------
Health Care (2.4%):
   12,320   Applera Corp.--Applied
              Biosystems Group............      257,611
    4,040   Express Scripts, Inc.*........      308,818
    6,850   Quest Diagnostics, Inc. ......      654,518
   63,060   Smith & Nephew plc............      644,137
                                            -----------
                                              1,865,084
                                            -----------
Insurance (2.3%):
   41,241   Aegon NV......................      561,220
      180   Berkshire Hathaway, Inc.,
              Class B*....................      528,480
    3,110   Everest Re Group, Ltd. .......      278,532
    9,350   Manulife Financial Corp. .....      431,802
                                            -----------
                                              1,800,034
                                            -----------
Investment Company (0.2%):
   14,210   Investor AB, B Shares.........      180,672
                                            -----------
Manufacturing (10.5%):
   82,980   Cadbury Schweppes plc.........      771,702
    4,250   Coach, Inc.*..................      239,700
   13,990   Companhia de Bebidas das
              Americas, ADR...............      396,337
   10,870   Diageo plc....................      154,863
    4,400   Essilor International SA......      344,041
   71,400   Fomento Economico Mexicano SA,
              de CV.......................      375,122
   12,240   Gillette Co. .................      548,107
   99,690   Grupo Modelo SA, de CV, Series
              C...........................      274,359
    1,800   HOYA Corp. ...................      203,922
    8,424   Hyundai Heavy Industries
              Company, Ltd.*..............      280,278
    5,500   Murata Manufacturing Company,
              Ltd. .......................      308,765
    1,500   Nidec Corp. ..................      183,303
   30,164   NIKON Corp. ..................      374,231

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER GLOBAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Manufacturing, continued
      562   Porsche AG....................  $   355,670
   49,820   Reckitt Benckiser plc.........    1,503,367
   18,000   Shiseido Company, Ltd. .......      260,668
    4,433   Siemens AG....................      374,795
  382,269   Taiwan Semiconductor
              Manufacturing
              Company, Ltd.(b)............      606,746
   16,700   Toyota Motor Corp. ...........      682,341
                                            -----------
                                              8,238,317
                                            -----------
Media (7.2%):
   10,250   Grupo Televisa SA.............      620,125
   48,230   Pearson plc...................      581,118
   35,610   Reed Elsevier plc.............      328,038
  125,000   Singapore Press Holdings,
              Ltd. .......................      352,015
  313,600   Sirius Satellite Radio,
              Inc.*.......................    2,399,040
    8,810   Societe Television Francaise
              1...........................      286,064
  117,000   Television Broadcasts,
              Ltd. .......................      543,087
   18,430   Wolters Kluwer NV.............      369,169
       40   Yahoo Japan Corp.*............      191,790
                                            -----------
                                              5,670,446
                                            -----------
Oil/Gas (7.8%):
    9,970   BP plc, ADR...................      582,248
   11,620   ChevronTexaco Corp. ..........      610,166
    8,900   EnCana Corp. .................      507,469
   12,860   Eni SpA.......................      322,245
    6,300   Fortum Oyj....................      116,383
   22,370   GlobalSantaFe Corp. ..........      740,671
  197,000   Hong Kong and China Gas
              Company, Ltd. ..............      406,567
   25,110   Huskey Energy, Inc. ..........      716,920
    4,340   Technip SA....................      800,370
    1,550   Total SA, Class B.............      339,074
   22,620   Transocean, Inc.*.............      958,862
                                            -----------
                                              6,100,975
                                            -----------
Pharmaceuticals (10.0%):
   10,250   Affymetrix, Inc.*.............      374,638
   11,300   Amgen, Inc.*..................      724,895
    6,660   AstraZeneca plc...............      242,022
      240   Aventis SA....................       22,367
   19,000   Chugai Pharmaceutical Company,
              Ltd. .......................      314,738
    3,940   Eli Lilly & Co. ..............      223,595
    6,330   Genentech, Inc.*..............      344,605
    6,110   Genzyme Corp.*................      354,808
   17,400   Gilead Sciences, Inc.*........      608,826
    7,570   Human Genome Sciences,
              Inc.*.......................       90,991
   13,060   IMS Health, Inc. .............      303,123
    7,150   Millennium Pharmaceuticals,
              Inc.*.......................       86,658

                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Pharmaceuticals, continued
    5,590   Nektar Therapeutic*...........  $   113,142
    9,920   Novartis AG, Registered
              Shares......................      498,428
   16,260   Pfizer, Inc. .................      437,231
    7,686   Roche Holding AG..............      882,069
   17,095   Sanofi-Aventis SA.............    1,365,525
   19,470   Schering-Plough Corp. ........      406,534
   32,000   Shionogi & Company, Ltd. .....      442,103
                                            -----------
                                              7,836,298
                                            -----------
Retail/Wholesale (6.2%):
    3,300   Altria Group, Inc. ...........      201,630
   25,300   Boots Group plc...............      318,295
    4,530   Carrefour SA..................      215,573
   31,700   Circuit City Stores, Inc. ....      495,788
  227,240   Dixons Group plc..............      663,133
   13,060   Gap, Inc. ....................      275,827
   48,640   Hennes & Mauritz AB, Class
              B...........................    1,693,311
    8,090   RadioShack Corp. .............      265,999
    7,200   Seven-eleven Japan Company,
              Ltd. .......................      227,650
    8,290   Starbucks Corp.*..............      516,964
                                            -----------
                                              4,874,170
                                            -----------
Services (2.0%):
   66,820   Electricidade de Portugal
              S.A. .......................      202,202
   12,370   JC Decaux SA*.................      361,133
   13,000   JGC Corp. ....................      118,747
    2,790   LVMH Moet Hennessy Louis
              Vuitton SA..................      213,115
    6,320   Northrop Grumman Corp. .......      343,555
   27,110   WPP Group plc.................      297,748
                                            -----------
                                              1,536,500
                                            -----------
Telecommunications (12.7%):
   25,910   Alcatel SA*...................      404,730
   30,870   Corning, Inc.*................      363,340
   22,930   France Telecom SA.............      756,959
  110,600   JDS Uniphase Corp.*...........      350,602
      214   KDDI Corp. ...................    1,156,487
   17,210   QUALCOMM, Inc. ...............      729,704
    7,770   Scientific-Atlanta, Inc. .....      256,488
   21,460   SK Telecom Company, Ltd.,
              ADR.........................      477,485
   34,980   Tandberg ASA..................      433,187
   35,195   Tele Norte Leste Participacoes
              S.A. .......................      588,572
  543,650   Telefonaktiebolaget Lm
              Ericsson, Class B*..........    1,731,382
1,019,560   Vodafone Group plc                2,760,056
                                            -----------
                                             10,008,992
                                            -----------
Transportation (0.4%):
    8,090   Burlington Resources, Inc. ...      351,915
                                            -----------

continued
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER GLOBAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Travel/Entertainment (1.2%):
   35,620   Amadeus Global Travel
              Distribution SA, Class A....  $   365,683
   14,250   International Game
              Technology..................      489,915
   15,180   Peninsular & Oriental Steam
              Navigation Co. .............       86,669
                                            -----------
                                                942,267
                                            -----------
  Total Common Stocks (Cost $62,730,397)     71,571,589
                                            -----------

                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
DEPOSIT ACCOUNT (9.9%):
7,751,720   NTRS London Deposit Account...  $ 7,751,720
                                            -----------
  Total Deposit Account
    (Cost $7,751,720)                         7,751,720
                                            -----------
  Total Investments
    (Cost $70,482,117) (a)--100.9%           79,323,309
  Net Other Assets /(Liabilities)--(0.9)%     (686,926)
                                            -----------
  Net Assets--100.0%                        $78,636,383
                                            ===========

------------

*  Non-income producing security.

ADR -- American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax of approximately $14,688. Cost for federal income tax purposes differs from fair value by net unrealized appreciation on securities as follows:

   Unrealized appreciation...................  $9,163,441
   Unrealized depreciation...................    (336,937)
                                               ----------
   Net unrealized appreciation...............  $8,826,504
                                               ==========

(b) Illiquid security.

   The following represents the concentrations by country as of December 31, 2004 based upon the total fair value of investments.

   COUNTRY                                     PERCENTAGE
   -------                                     ----------
   United States.............................     49.6%
   United Kingdom............................     12.8%
   Japan.....................................      8.4%
   France....................................      7.1%
   Sweden....................................      4.6%
   Hong Kong.................................      2.6%
   Germany...................................      2.2%
   Canada....................................      2.1%
   Netherlands...............................      2.1%
   Switzerland...............................      1.7%
   Korea.....................................      1.2%
   Mexico....................................      0.8%
   Taiwan....................................      0.8%
   Brazil....................................      0.7%
   Norway....................................      0.6%
   Ireland...................................      0.5%
   Spain.....................................      0.5%
   Australia.................................      0.4%
   Italy.....................................      0.4%
   Singapore.................................      0.4%
   Portugal..................................      0.3%
   Finland...................................      0.2%
                                                 ------
   Total.....................................    100.0%
                                                 ======

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                              USAZ OPPENHEIMER
                                                                GLOBAL FUND
                                                              ----------------
ASSETS
Investments, at cost........................................    $70,482,117
                                                                ===========
Investments, at value.......................................    $79,323,309
Foreign currency, at value(a)...............................         84,752
Dividends receivable........................................        104,241
Reclaim receivable..........................................            132
Prepaid expenses............................................          2,010
                                                                -----------
  Total Assets..............................................     79,514,444
                                                                -----------

LIABILITIES
Payable for investments purchased...........................        796,019
Manager fees payable........................................         51,851
Distribution fees payable...................................         15,510
Other accrued liabilities...................................         14,681
                                                                -----------
  Total Liabilities.........................................        878,061
                                                                -----------
NET ASSETS..................................................    $78,636,383
                                                                ===========
NET ASSETS CONSIST OF:
  Capital...................................................    $69,517,473
  Accumulated net investment loss...........................        (36,065)
  Accumulated net realized gains on investments and foreign
     currency...............................................        312,246
  Net unrealized appreciation on investments and foreign
     currency...............................................      8,842,729
                                                                -----------
NET ASSETS..................................................    $78,636,383
                                                                ===========
Shares of beneficial interest (unlimited shares
  authorized)...............................................      6,790,425
Net Asset Value (offering and redemption price per share)...    $     11.58
                                                                ===========

------------

(a)  Foreign Currency cost of $83,889.

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF OPERATIONS

                                                                USAZ OPPENHEIMER
                                                                  GLOBAL FUND
                                                              --------------------
                                                                 MAY 3, 2004 TO
                                                              DECEMBER 31, 2004(A)
                                                              --------------------
INVESTMENT INCOME:
Dividends...................................................          344,324
Foreign withholding tax.....................................          (25,906)
                                                                   ----------
     Total Investment Income................................          318,418
                                                                   ----------
EXPENSES:
Manager fees................................................          230,135
Administration fees.........................................           22,936
Distribution fees...........................................           63,924
Fund accounting fees........................................            4,159
Custodian fees..............................................           38,875
Legal fees..................................................            3,429
Other expenses..............................................           22,042
                                                                   ----------
     Total expenses before waivers..........................          385,500
     Less expenses waived by the Manager....................          (13,273)
                                                                   ----------
     Net Expenses...........................................          372,227
                                                                   ----------
NET INVESTMENT LOSS.........................................          (53,809)
                                                                   ----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments and foreign currency......          319,354
Change in unrealized appreciation/depreciation on
  investments and foreign currency..........................        8,842,729
                                                                   ----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS............        9,162,083
                                                                   ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............       $9,108,274
                                                                   ==========

------------

(a)  Period from commencement of operations.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF CHANGES IN NET ASSETS

                                                                  USAZ OPPENHEIMER
                                                                    GLOBAL FUND
                                                              ------------------------
                                                                    MAY 3, 2004
                                                              TO DECEMBER 31, 2004(A)
                                                              ------------------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment loss.......................................        $   (53,809)
  Net realized gains on investments and foreign currency....            319,354
  Change in unrealized appreciation/depreciation on
     investments and foreign currency.......................          8,842,729
                                                                    -----------
  Change in net assets from operations......................          9,108,274
                                                                    -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................         70,691,029
  Cost of shares redeemed...................................         (1,162,920)
                                                                    -----------
  Change in net assets from capital transactions............         69,528,109
                                                                    -----------
  Change in net assets......................................         78,636,383
NET ASSETS:
  Beginning of period.......................................                 --
                                                                    -----------
  End of period.............................................        $78,636,383
                                                                    ===========
ACCUMULATED NET INVESTMENT LOSS.............................        $   (36,065)
                                                                    ===========
SHARE TRANSACTIONS:
  Shares issued.............................................          6,906,563
  Shares redeemed...........................................           (116,138)
                                                                    -----------
  Change in shares..........................................          6,790,425
                                                                    ===========

------------

(a)  Period from commencement of operations

See accompanying notes to the financial statements.
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER GLOBAL FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-four series, the USAZ AIM Basic Value Fund, the USAZ AIM Blue Chip Fund, the USAZ AIM Dent Demographic Trends Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Growth and Income Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ PIMCO NFJ Small Cap Value Fund, the USAZ PIMCO PEA Renaissance Fund, the USAZ PIMCO PEA Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Oppenheimer Global Fund, which commenced operations on May 3, 2004.

  The Trust is authorized to issue an unlimited number of shares without par value. Each Fund offers Class 1 and Class 2 shares. However, only Class 2 shares were available in 2004. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Oppenheimer Global Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as report by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale for which there is no currently available price at close of the NY Stock Exchange (4 PM Eastern
  Time). Effective November 15, 2004, the Fund began utilizing a Fair Value Pricing Service to determine the fair value of securities when significant events occur.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold and on foreign currency

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER GLOBAL FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  FOREIGN CURRENCY TRANSLATION

  The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained a money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, OppenheimerFunds, Inc. ("Oppenheimer") and the Trust, Oppenheimer provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2005.

  For the period ended December 31, 2004, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ Oppenheimer Global Fund................................      0.90%         1.45%

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER GLOBAL FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2004, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES
                                                                 12/31/2007
                                                                 ----------
   USAZ Oppenheimer Global Fund................................   $13,273

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. Such officers are paid no fees directly by the Fund for serving as officers of the Fund. The Administrator is entitled to a complex level fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion plus an annual base fee of $1.25 million for the Trust, or $50,000 for each Fund if the Trust has more than 25 funds and is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  Certain Officers and Trustees of the Trust are affiliated with the Advisor of the Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles, except the Chief Compliance Officer. For their service to the Trust, four out of the six non-interested trustees were paid $31,000 and the other two non-interested trustees were paid $32,000 by the Funds during the period ended December 31, 2004 for meeting and retainer fees. Included in other expenses in the Statement of Operations is $1,361 paid by the Fund for meeting and retainer fees.

  For the year ended December 31, 2004, the Fund paid approximately $100 to affiliated broker/dealers of the manager and/or subadviser on executions of purchases and sales of the Fund's portfolio investments.

4. SECURITY PURCHASES AND SALES

  For the period ended December 31, 2004, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES      SALES
                                                                 -----------   ----------
   USAZ Oppenheimer Global Fund................................  $65,705,097   $3,393,314

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to it shareholders. Therefore, no provision is made for federal income taxes.

  As of December 31, 2004, the components of accumulated earnings on a tax basis was as follows:

                                                               ACCUMULATED
                                UNDISTRIBUTED                  CAPITAL AND                        TOTAL
                                  ORDINARY      ACCUMULATED       OTHER         UNREALIZED     ACCUMULATED
                                   INCOME        EARNINGS        LOSSES*      APPRECIATION**    EARNINGS
                                -------------   -----------   -------------   --------------   -----------
   USAZ Oppenheimer Global
     Fund.....................    $326,934       $326,934       $(36,065)       $8,828,041     $9,118,910

*    See page 14 regarding post-October losses.
** The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER GLOBAL FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

6. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  Capital losses incurred after October 31st, within a Fund's fiscal year, can be deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund has incurred and will elect to defer such capital losses:

                                                                  POST OCTOBER
                                                                     LOSSES
                                                                  ------------
   USAZ Oppenheimer Global Fund................................     $36,065

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.USAllianz.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for fiscal quarters ending March 31 and September 30 will be available no later than 60 days after the period end, without charge, on the Securities and Exchange Commissions' website at http://www.sec.gov.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER GLOBAL FUND
FINANCIAL HIGHLIGHTS

                                                    MAY 3, 2004 TO
                                                     DECEMBER 31,
                                                       2004(A)
                                                    --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............     $ 10.00
                                                       -------
INVESTMENT ACTIVITIES:
  Net Investment Loss.............................       (0.01)
  Net Realized and Unrealized Gains on Investments
     and Foreign Currency.........................        1.59
                                                       -------
  Total from Investment Activities................        1.58
                                                       -------
NET ASSET VALUE, END OF PERIOD....................     $ 11.58
                                                       =======
TOTAL RETURN*(b)..................................       15.80%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................     $78,636
Net Investment Loss Net of
  Waivers/Reimbursements(c).......................       (0.21)%
Expenses Before Waivers/Reimbursements**(c).......        1.51%
Expenses Net of Waivers/Reimbursements(c).........        1.45%
Portfolio Turnover Rate(b)........................        9.61%

------------

* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
** During the period, certain fees were contractually reduced through April 30, 2005. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.

See Accompanying Notes to the Financial Statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Oppenheimer Global Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2004, and the related statement of operations, statement of changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 15, 2005

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Harrison Conrad, Age 70     Trustee           Since 10/99     Retired; Board Member of           24              None
   79 Dorchester Rd.                                             Capital Re Corporation from
   Darien, CT 06820                                              1995 to December 1999;
                                                                 Retired from J.P. Morgan
                                                                 after 34 years.
   Roger Gelfenbien, Age 61    Trustee           Since 10/99     Retired; Partner of                24        Webster Financial
   37 Stonegate Dr.                                              Accenture from 1983 to                         Phoenix Edge
   Wethersfield, CT 06109                                        August 1999.                                 Funds (32 Funds)
   Dickson W. Lewis, Age 54    Trustee            Since 2/04     Vice President of Jostens,         24              None
   2355 Abingdon Way                                             Inc., a manufacturer of
   Long Lake, MN 55356                                           school products, 2001 to
                                                                 present; Senior Vice
                                                                 President of Fortis Group, a
                                                                 Life Insurance and
                                                                 Securities company, 1997 to
                                                                 2001
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001
   Claire R. Leonardi, Age 48  Trustee            Since 2/04     General Partner of Fairview        24              None
   289 Woodchuck Lane                                            Capital, L.P., a venture
   Harwinton, CT 06791                                           capital fund-of-funds, 9/94
                                                                 to present
   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment          24        Connecticut Water
   60                                                            Officer, Hartford Foundation                   Service, Inc.
   44 Foxboro Rd.                                                for Public Giving from
   Essex, CT 06426                                               September 2000 to January
                                                                 2003; Chairman, Chief
                                                                 Executive and President of
                                                                 Conning Corp. from September
                                                                 1999 to March 2000;
                                                                 Investment Consultant from
                                                                 1997 to September 1999
   Peter W. McClean, Age 60    Trustee            Since 2/04     President and CEO of               24              None
   18 Covewood Drive                                             Measurisk, a market risk
   Rowayton, CT 06853                                            information company, 2001 to
                                                                 present; Chief Risk
                                                                 Management Officer at Bank
                                                                 of Bermuda, Ltd., 4/96 to
                                                                 8/01

INTERESTED TRUSTEES**

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Chris Pinkerton, Age 46     Chairman of       Since 09/01     President, USAllianz               24            Franklin
   5701 Golden Hills Drive     the Board and                     Investor Services and Senior                     Templeton
   Minneapolis, MN 55416       President                         Vice President, Allianz Life                     Variable
                                                                 Insurance Co. of North                           Insurance
                                                                 America from April 1999 to                    Products Trust
                                                                 present; Vice President of                      (22 Funds)
                                                                 marketing, sales operations
                                                                 and director of marketing at
                                                                 Nationwide Financial
                                                                 Services from May 1977 to
                                                                 April 1999
   Jeffrey Kletti, Age 38      Trustee and        Since 2/04     Vice President Advisory            24              None
   5701 Golden Hills Drive     Vice President                    Management, USAllianz
   Minneapolis, MN 55416                                         Advisers 2000 to present;
                                                                 formerly, 2nd Vice President
                                                                 of Mutual Fund Marketing,
                                                                 Fortis Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
   NAME, ADDRESS, AND AGE         VIP TRUST             PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 59      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Curtis Barnes, Age 50       Assistant          Vice President of Legal Services of BISYS Fund Services from
   BISYS Fund Services, Inc.   Secretary          May 1995 to present.
   3435 Stelzer Road
   Columbus, OH 43219
   Troy Sheets, Age 33         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1996-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 36    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

  *  Member of the Audit Committee.

  ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (977) 833-7113.

                                   USAZ(R) AIM
                            INTERNATIONAL EQUITY FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2004

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS
                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                             Schedule of Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 8

                             Statement of Operations
                                     Page 9

                       Statements of Changes in Net Assets
                                     Page 10

                        Notes to the Financial Statements
                                     Page 11

                              Financial Highlights
                                     Page 15

             Report of Independent Registered Public Accounting Firm
                                     Page 16

                     Information about Trustees and Officers
                                     Page 17

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) AIM INTERNATIONAL EQUITY FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ AIM International Equity Fund and A I M Capital Management, Inc. serves as Subadviser to the Fund.

A I M Capital Management, Inc., together with its affiliates manages over 150 investment portfolios.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?

The Fund gained 22.13%, outpacing the 20.25% return of its benchmark, the MSCI EAFE Index(1). Solid performance by global stock markets and a weakening U.S. dollar helped both the Fund and the index generate strong returns. Markets in the United Kingdom, France and Canada contributed the most to the Fund's gains, while stocks in the financial services, consumer discretionary, consumer staples and telecommunication services had the largest positive sector impact on overall Fund returns. Smaller-capitalization stocks generally outperformed larger shares.*

This Fund's Subadviser seeks stocks with the potential to produce strong earnings growth, returns on capital, and cash flow. Management relied upon "bottom-up" security analysis to drive the Fund's geographic distribution, while maintaining a certain degree of diversification.

That approach led the Fund to hold an underweight allocation in Europe. European stocks generally performed well. Moreover, strong stock selection, particularly in the United Kingdom, France and Germany, helped the Fund's allocation outperform the benchmark's European holdings, boosting relative returns. The Fund also held an average of 6% of the it's assets in Canada, a country not represented in the benchmark. Canadian stocks performed well, boosting the Fund's relative returns.*

Financial services stocks provided the largest sector contribution to the Fund's relative returns, due largely to strong performance among the Fund's commercial banking holdings. An overweight position in consumer discretionary stocks boosted returns against the benchmark, as did stock selection within that sector. Stock selection in technology and consumer staples also helped the Fund's relative gains. The Fund held stocks with a smaller weighted median market capitalization than the stocks that comprise the Fund's benchmark, so smaller stocks' strong gains boosted relative returns as well.*

A few factors hurt the Fund's relative performance during this period. The Fund's stakes in health-care, utilities and industrial stocks slightly lagged those sectors as represented by the benchmark. In industrials, the Fund's zero weighting in aerospace and defense stocks dragged on relative returns, because those stocks posted strong gains during the period.*

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2004.

(1) The Morgan Stanley Capital International, Europe, Australasia and Far East (MSCI EAFE) Index is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Investors cannot invest directly in an index, although they can invest in the underlying securities.

USAZ(R) AIM INTERNATIONAL EQUITY FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered by the Subadviser to have strong earnings momentum.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

               USAZ(R) AIM International Equity Fund             MSCI EAFE Index
 5/02                          10000                                   10000
                                9750                                    9724
                                7930                                    7805
12/02                           8160                                    8308
                                7690                                    7626
                                8670                                    9095
                                9060                                    9835
12/03                          10375                                   11514
                               10846                                   12014
                               10966                                   12040
                               11097                                   12006
12/04                          12670                                   13846

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

                                                            SINCE
                                                  1       INCEPTION
                                                 YEAR      (5/1/02)
USAZ(R) AIM International Equity Fund           22.13%       9.27%
MSCI EAFE Index                                 20.25%      12.98%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Morgan Stanley Capital International, Europe, Australasia and Far East (MSCI EAFE) Index, an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

EXPENSE EXAMPLE AND PORTFOLIO COMPOSITION

  As a shareholder of the USAZ AIM International Equity Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ AIM International Equity Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                           BEGINNING     ENDING ACCOUNT     EXPENSE PAID        EXPENSE RATIO
                                         ACCOUNT VALUE       VALUE         DURING PERIOD*       DURING PERIOD
                                            7/1/04          12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                         -------------   --------------   -----------------   -----------------
   USAZ AIM International Equity
     Fund..............................    1,000.00         1,155.40             7.86               1.45%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ AIM International Equity Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                           BEGINNING     ENDING ACCOUNT     EXPENSE PAID        EXPENSE RATIO
                                         ACCOUNT VALUE       VALUE         DURING PERIOD*       DURING PERIOD
                                            7/1/04          12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                         -------------   --------------   -----------------   -----------------
   USAZ AIM International Equity
     Fund..............................    $1,000.00       $1,017.90            $7.35                1.45%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

  The USAZ AIM International Equity Fund invested, as a percentage of net assets, in the following types of securities, as of December 31, 2004.

                                               PERCENT OF
   USAZ AIM INTERNATIONAL EQUITY FUND          NET ASSETS
   ----------------------------------          ----------
   Common Stock(1)...........................     91.1%
   Deposit Account...........................      8.1
   Short-Term Investments*...................      8.7
                                                 -----
                                                 107.9%**
                                                 =====

   (1) Industry:

     Airlines..................................    0.4%
     Automobiles...............................    3.9
     Banking/Financial Services................   15.1
     Beverages.................................    2.6
     Chemicals.................................    1.7
     Computers.................................    3.6
     Construction..............................    2.2
     Electronics...............................    7.2
     Food......................................    0.5
     Health Care...............................    0.9
     Insurance.................................    3.7
     Manufacturing.............................    9.0
     Media.....................................    1.4
     Metals/Mining.............................    1.3
     Oil/Gas...................................    7.8
     Pharmaceuticals...........................    3.9
     Real Estate...............................    0.9
     Retail/Wholesale..........................   10.2
     Services..................................    6.3
     Telecommunications........................    5.8
     Tobacco...................................    1.8
     Transportation............................    0.9
                                                 -----
                                                  91.1%
                                                 =====

  * Short-term investments represents the invested cash collateral received in connection with securities lending.

  ** Categories are shown as a percentage of net assets, not total investments, as such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004


                                               FAIR
 SHARES                                       VALUE
---------                                  ------------
COMMON STOCKS (91.1%):
Airlines (0.4%):
   33,000   Singapore Airlines, Ltd. ....  $    230,304
                                           ------------
Automobiles (3.9%):
   25,800   Nissan Motor Company,
              Ltd. ......................       282,558
    6,715   Renault SA...................       560,198
   17,300   Toyota Motor Corp. ..........       706,856
   17,050   Volvo AB, Class B............       675,735
                                           ------------
                                              2,225,347
                                           ------------
Banking/Financial Services (15.1%):
    3,600   Algemene Maatschappij Voor
              (Almanji) Nijverheidskredit
              NV(+)......................       368,202
   38,400   Anglo Irish Bank Corp. plc...       932,398
   57,500   Banca Intesa SpA.............       275,991
   22,470   Banca Popolare di Verona.....       455,890
   10,840   BNP Paribas..................       783,897
   35,000   DBS Group Holdings, Ltd. ....       344,717
   22,700   Depfa Bank plc...............       380,898
    9,300   EFG Eurobank Ergasias........       318,881
    6,180   Erste Bank der Oester Spark
              AG.........................       329,294
   16,800   Hana Bank*...................       418,453
    6,400   HDFC Bank, Ltd., ADR(+)......       290,304
    3,700   KBC
             Bankverzekeringsholding(+)..       283,496
    2,600   ORIX Corp. ..................       352,325
   22,900   OTP Bank Rt. ................       705,513
   11,364   Royal Bank of Scotland Group
              plc........................       381,688
    4,910   Societe Generale.............       495,963
   30,166   SAR Standard Bank............       350,243
   10,850   UBS AG, Registered Shares....       906,993
   36,000   United Overseas Bank,
              Ltd. ......................       304,227
                                           ------------
                                              8,679,373
                                           ------------
Beverages (2.6%):
   54,800   Coca-Cola Amatil, Ltd.(+)....       348,371
   14,000   Companhia de Bebidas das
              Americas, ADR..............       396,620
    4,822   Pernod Richard...............       737,183
                                           ------------
                                              1,482,174
                                           ------------
Chemicals (1.7%):
    9,430   Syngenta AG..................       998,855
                                           ------------
Computers (3.6%):
   84,659   Hon Hai Precision Industry
              Company, Ltd. .............       391,289
   14,300   Infosys Technologies
              ADR(+).....................       991,133
   12,000   Trend Micro, Inc.*...........       652,006
                                           ------------
                                              2,034,428
                                           ------------


                                               FAIR
 SHARES                                       VALUE
---------                                  ------------
COMMON STOCKS, CONTINUED
Construction (2.2%):
    7,000   Bouygues SA..................  $    322,726
   29,000   Daiwa House Industry Company,
              Ltd. ......................       328,988
    2,650   Lafarge SA...................       255,194
   45,000   Sekisui Chemical Company,
              Ltd. ......................       329,962
                                           ------------
                                              1,236,870
                                           ------------
Electronics (7.2%):
    9,500   Canon, Inc. .................       514,716
    7,400   Fanuc Company, Ltd. .........       485,336
    8,100   Hoya Corp. ..................       917,649
    2,900   Keyence Corp. ...............       651,685
    3,200   Nidec Corp. .................       391,047
   23,000   OMRON Corp. .................       549,760
      910   Samsung Electronics Company,
              Ltd. ......................       397,280
   23,453   Taiwan Semiconductor
              Manufacturing Company,
              Ltd., ADR..................       199,116
                                           ------------
                                              4,106,589
                                           ------------
Food (0.5%):
    7,600   Koninklijke (Royal) Numico
              NV.........................       273,729
                                           ------------
Health Care (0.9%):
   10,800   Warner Chilcott plc..........       178,141
    2,900   Roche Holding AG.............       332,813
                                           ------------
                                                510,954
                                           ------------
Insurance (3.7%):
   38,612   Aviva plc....................       464,855
   15,520   Manulife Financial Corp. ....       716,746
   12,400   Power Corporation of
              Canada.....................       320,440
   70,700   Promina Group, Ltd. .........       298,544
   27,500   QBE Insurance Group,
              Ltd.(+)....................       330,074
                                           ------------
                                              2,130,659
                                           ------------
Manufacturing (9.0%):
   34,115   Assa Abloy AB, Class B.......       582,515
    8,100   DEM Continental AG(+)........       513,323
   18,500   CRH plc......................       494,156
   14,800   JSR Corp.(+).................       323,339
    6,700   Nitto Denko Corp.(+).........       368,539
    6,600   NOK Corp.(+).................       207,614
    1,795   Puma AG Rudolf Dassler
              Sport......................       489,875
   33,360   Reckitt Benckiser plc........     1,006,671
    2,400   SMC Corp. ...................       274,318
   14,300   Suzuki Motor Corp. ..........       260,866
   12,700   Takeda Chemical Industries,
              Ltd. ......................       640,935
                                           ------------
                                              5,162,151
                                           ------------
Media (1.4%):
   65,320   Mediaset SpA.................       826,282
                                           ------------

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004


                                               FAIR
 SHARES                                       VALUE
---------                                  ------------
COMMON STOCKS, CONTINUED
Metals/Mining (1.3%):
   59,670   BHP Billiton, Ltd. ..........  $    716,296
                                           ------------
Oil/Gas (7.8%):
    6,700   CAD Canadian Natural
              Resources, Ltd. ...........       286,241
   53,800   Centrica plc.................       243,509
    4,600   CNOOC, Ltd., ADR.............       249,274
    6,000   Encana Corp. ................       342,114
   43,200   ENI SpA......................     1,082,502
    3,260   Petro-Canada.................       166,234
   19,040   Suncor Energy, Inc. .........       672,971
    1,560   Technip Coflexip SA..........       287,690
    5,230   Total SA, Class B............     1,144,102
                                           ------------
                                              4,474,637
                                           ------------
Pharmaceuticals (3.9%):
    5,100   Novartis AG..................       256,248
   52,200   Shire Pharmaceuticals Group
              plc........................       547,086
   24,820   Teva Pharmaceutical
              Industries, Ltd., ADR(+)...       741,126
   17,300   Yamanouchi Pharmaceutical
              Company, Ltd. .............       675,984
                                           ------------
                                              2,220,444
                                           ------------
Real Estate (0.9%):
   29,000   Cheung Kong (Holdings),
              Ltd. ......................       288,851
   21,000   Sun Hung Kai Properties,
              Ltd. ......................       209,876
                                           ------------
                                                498,727
                                           ------------
Retail/Wholesale (10.2%):
    2,750   Adidas-Salomon AG............       444,048
   14,300   Compagnie Financiere
              Richemont AG...............       475,698
   31,900   Enterprise Inns plc..........       486,356
   60,000   Esprit Holdings, Ltd. .......       362,480
   32,640   GUS plc......................       588,241
    9,830   Industria de Diseno Textil
              SA.........................       289,225
   28,020   Next plc.....................       886,712
   10,700   Shoppers Drug Mart
              Corp.*(+)..................       332,435
    1,500   Shoppers Drug Mart
              Corp.*(b)..................        46,603
    3,250   Swatch Group AG, Class B.....       476,828
  166,046   Tesco plc....................     1,026,269
  124,600   Wal-Mart de Mexico SA de CV,
              Series V...................       428,363
                                           ------------
                                              5,843,258
                                           ------------
                                               FAIR
 SHARES                                       VALUE
---------                                  ------------
COMMON STOCKS, CONTINUED
Services (6.3%):
    6,400   Grupo Ferrovial S.A.(+)......  $    341,938
    3,700   Grupo Televisa S.A., ADR.....       223,850
   38,000   Hutchison Whampoa, Ltd.(+)...       355,350
   62,000   Keppel Corporation, Ltd. ....       326,448
   23,200   OPAP SA......................       641,477
   17,010   TPG NV.......................       461,670
    5,745   Vinci SA.....................       769,784
   42,350   William Hill plc.............       457,784
                                           ------------
                                              3,578,301
                                           ------------
Telecommunications (5.8%):
   15,800   America Movil SA de CV, ADR,
              Series L...................       827,130
   10,120   Deutsche Telekom AG*(+)......       228,715
  221,090   mm02 plc*....................       520,232
   15,300   Telefonica SA................       287,372
   58,760   Telenor ASA..................       532,842
  343,590   Vodafone Group plc...........       930,134
                                           ------------
                                              3,326,425
                                           ------------
Tobacco (1.8%):
   36,970   Imperial Tobacco Group plc...     1,011,650
                                           ------------
Transportation (0.9%):
    8,025   Canadian National Railway
              Co. .......................       488,819
                                           ------------
  Total Common Stocks
    (Cost $41,453,968)                       52,056,272
                                           ------------
DEPOSIT ACCOUNT (8.1%):
4,599,991   NTRS London Deposit
              Account....................     4,599,991
                                           ------------
  Total Deposit Account
    (Cost $4,599,991)                         4,599,991
                                           ------------
COLLATERAL FOR SECURITIES ON LOAN (8.7%):
4,991,138   Northern Trust Institutional
              Liquid Asset Portfolio.....     4,991,138
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $4,991,138)                         4,991,138
                                           ------------
                        Total Investments
    (Cost $51,045,097) (a)--107.9%           61,647,401
  Net Other Assets/(Liabilities)--(7.9)%    (4,512,121)
                                           ------------
  Net Assets--100.0%                       $ 57,135,280
                                           ============

------------

*  Non-income producing security.

(+)  All or a portion of security is loaned as of December 31, 2004.

ADR -- American Depository Receipt.

continued
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax of approximately $74,977. Cost for federal income tax purposes differs from fair value by net unrealized appreciation on securities as follows:

    Unrealized appreciation...................  $10,548,256
    Unrealized depreciation...................      (20,929)
                                                -----------
    Net unrealized appreciation...............  $10,527,327
                                                ===========

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Advisor has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

   The following represents the concentrations by country as of December 31, 2004 based upon the total fair value of investments.

    COUNTRY                                     PERCENTAGE
    -------                                     ----------
    Japan.....................................     15.7%
    United Kingdom............................     15.4%
    United States.............................     15.0%
    France....................................      9.2%
    Switzerland...............................      6.1%
    Canada....................................      6.0%
    Italy.....................................      4.7%
    Ireland...................................      3.3%
    Australia.................................      3.0%
    Germany...................................      3.0%
    Hong Kong.................................      2.2%
    Sweden....................................      2.2%
    Singapore.................................      2.1%
    Greece....................................      1.7%
    Spain.....................................      1.6%
    Korea.....................................      1.4%
    Hungary...................................      1.3%
    Netherlands...............................      1.3%
    Belgium...................................      1.2%
    Norway....................................      0.9%
    Mexico....................................      0.8%
    Taiwan....................................      0.7%
    Austria...................................      0.6%
    South Africa..............................      0.6%
                                                  ------
    Total.....................................    100.0%
                                                  ======

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                                    USAZ AIM
                                                              INTERNATIONAL EQUITY
                                                                      FUND
                                                              --------------------
ASSETS
Investments, at cost........................................      $51,045,097
                                                                  ===========
Investments, at fair value*.................................      $61,647,401
Foreign currency, at fair value(a)..........................          492,393
Interest and dividends receivable...........................           37,202
Reclaim receivable..........................................           13,889
Prepaid expenses............................................            1,468
                                                                  -----------
  Total Assets..............................................       62,192,353
                                                                  -----------
LIABILITIES
Payable for cash collateral received on loaned securities...        4,991,138
Manager fees payable........................................           14,593
Distribution fees payable...................................           11,518
Other accrued liabilities...................................           39,824
                                                                  -----------
  Total Liabilities.........................................        5,057,073
                                                                  -----------
NET ASSETS..................................................      $57,135,280
                                                                  ===========
NET ASSETS CONSIST OF:
  Capital...................................................      $45,382,893
  Undistributed net investment income.......................          240,592
  Undistributed net realized gains on investments and
     foreign currency.......................................          897,740
  Net unrealized appreciation on investments and foreign
     currency...............................................       10,614,055
                                                                  -----------
NET ASSETS..................................................      $57,135,280
                                                                  ===========
Shares of beneficial interest (unlimited shares
  authorized)...............................................        4,519,800
Net Asset Value (offering and redemption price per share)...      $     12.64
                                                                  ===========

------------

*    Includes securities on loan of $4,819,691.
(a)  Foreign currency at cost was $482,225.

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                 USAZ AIM
                                                               INTERNATIONAL
                                                                EQUITY FUND
                                                              ---------------
INVESTMENT INCOME:
Interest....................................................    $     2,560
Dividends...................................................        680,669
Income from securities lending..............................          4,691
Foreign withholding tax.....................................        (73,979)
                                                                -----------
  Total Investment Income...................................        613,941
                                                                -----------
EXPENSES:
Manager fees................................................        309,897
Administration fees.........................................         33,048
Distribution fees...........................................         86,082
Fund accounting fees........................................         10,767
Custodian fees..............................................        158,475
Other expenses..............................................         15,947
                                                                -----------
  Total expenses before waivers.............................        614,216
  Less expenses waived by the Manager.......................       (131,926)
                                                                -----------
  Net Expenses..............................................        482,290
                                                                -----------
NET INVESTMENT INCOME.......................................        131,651
                                                                -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments and foreign currency......      1,219,161
Change in unrealized appreciation/depreciation on
  investments and foreign currency..........................      6,925,709
                                                                -----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS............      8,144,870
                                                                -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    $ 8,276,521
                                                                ===========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                        USAZ AIM
                                                               INTERNATIONAL EQUITY FUND
                                                              ----------------------------
                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2004            2003
                                                              ------------    ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................  $   131,651     $     33,344
  Net realized gains on investments and foreign currency....    1,219,161          247,464
  Change in unrealized appreciation/depreciation on
     investments and foreign currency.......................    6,925,709        3,923,358
                                                              -----------     ------------
  Change in net assets from operations......................    8,276,521        4,204,166
                                                              -----------     ------------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income................................           --          (52,457)
                                                              -----------     ------------
  Change in net assets resulting from dividends to
     shareholders...........................................           --          (52,457)
                                                              -----------     ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................   31,481,418       35,487,155
  Proceeds from dividends reinvested........................       52,457               --
  Cost of shares redeemed...................................   (4,470,463)     (26,141,048)
                                                              -----------     ------------
  Change in net assets from capital transactions............   27,063,412        9,346,107
                                                              -----------     ------------
  Change in net assets......................................   35,339,933       13,497,816
NET ASSETS:
  Beginning of year.........................................   21,795,347        8,297,531
                                                              -----------     ------------
  End of year...............................................  $57,135,280     $ 21,795,347
                                                              ===========     ============
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT
  INCOME....................................................      240,592             (522)
                                                              ===========     ============
SHARE TRANSACTIONS:
  Shares issued.............................................    2,827,147        4,293,762
  Dividends reinvested......................................        5,068               --
  Shares redeemed...........................................     (418,233)      (3,204,786)
                                                              -----------     ------------
  Change in shares..........................................    2,413,982        1,088,976
                                                              ===========     ============

See accompanying notes to the financial statements.
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM INTERNATIONAL EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-four series, the USAZ AIM Basic Value Fund, the USAZ AIM Blue Chip Fund, the USAZ AIM Dent Demographic Trends Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Growth and Income Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ PIMCO NFJ Small Cap Value Fund, the USAZ PIMCO PEA Renaissance Fund, the USAZ PIMCO PEA Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ AIM International Equity Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. Each Fund offers Class 1 and Class 2 shares. However, only Class 2 shares were available in 2004. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ AIM International Equity Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as report by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the NY Stock Exchange (4 PM Eastern
  Time). Effective November 15, 2004, the Fund began utilizing a Fair Value Pricing Service to determine the fair value of securities when significant events occur.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold and on foreign currency

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM INTERNATIONAL EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  FOREIGN CURRENCY TRANSLATION

  The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the U.S., equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM INTERNATIONAL EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2004, the Fund had loans outstanding of:

                                                                                     AVERAGE VALUE ON LOAN
                                                       VALUE OF    VALUE OF LOANED    FOR THE YEAR ENDED
                                                      COLLATERAL     SECURITIES        DECEMBER 31, 2004
                                                      ----------   ---------------   ---------------------
   USAZ AIM International Equity Fund...............  $4,991,138     $4,819,691           $2,843,412

  The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio at December 31, 2004. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained a money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, AIM Capital Management, Inc. ("AIM") and the Trust, AIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2005.

  For the year ended December 31, 2004, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ AIM International Equity Fund..........................     0.90%          1.45%*

  *  The annual expense limit was increased from 1.25% to 1.45% on May 1, 2004.

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2004, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES      EXPIRES
                                                                 12/31/2005   12/31/2006   12/31/2007
                                                                 ----------   ----------   ----------
   USAZ AIM International Equity Fund..........................   $116,060     $125,195     $131,926

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. Such officers are paid no fees directly by the Fund for serving as officers of the Fund. The Administrator is entitled to a complex level fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion plus an annual base fee of $1.25 million for the Trust, or $50,000 for each Fund if the Trust has more than 25 funds and is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  Certain Officers and Trustees of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles, except the Chief Compliance Officer. For their service to the Trust, four out of the six non-interested trustees were paid $31,000 and the other two non-interested trustees were paid $32,000 by the Funds during the year ended December 31, 2004 for meeting and retainer fees. Included in other expenses in the Statement of Operations is $2,670 paid by the Fund for meeting and retainer fees.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM INTERNATIONAL EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  For the year ended December 31, 2004, the Fund paid approximately $900 to affiliated broker/dealers of the manager and/or subadviser on executions of purchases and sales of the Fund's portfolio investments.

4. SECURITY PURCHASES AND SALES

  For the year ended December 31, 2004, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES       SALES
                                                                 -----------   -----------
   USAZ AIM International Equity Fund..........................  $39,193,645   $15,513,418

5. RESTRICTED SECURITIES

  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act") or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2004, the Fund held restricted securities representing 0.08% of net assets. The restricted securities held as of December 31, 2004 are identified below:

                                                               ACQUISITION   ACQUISITION   PRINCIPAL
   SECURITY                                                       DATE          COST        AMOUNT     FAIR VALUE
   --------                                                    -----------   -----------   ---------   ----------
   Shoppers Drug Mart Corp. .................................   11/26/03       32,211       32,211       46,603

6. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to it shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2004 was $52,457 related to ordinary income.**

  As of December 31, 2004, the components of accumulated earnings on a tax basis was as follows:

                                  UNDISTRIBUTED   UNDISTRIBUTED                                      TOTAL
                                    ORDINARY        LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                     INCOME       CAPITAL GAINS    EARNINGS     APPRECIATION***    EARNINGS
                                  -------------   -------------   -----------   ---------------   -----------
   USAZ AIM International Equity
     Fund.......................    $277,861        $935,448      $1,213,309      $10,539,078     $11,752,387

  ** Total distributions paid differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.
  *** The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.USAllianz.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for fiscal quarters ending March 31 and September 30 will be available no later than 60 days after the period end, without charge, on the Securities and Exchange Commissions' website at http://www.sec.gov.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS

                                                     YEAR ENDED     YEAR ENDED    MAY 1, 2002 TO
                                                    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                                        2004           2003          2002(A)
                                                    ------------   ------------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............    $ 10.35        $  8.16         $ 10.00
                                                      -------        -------         -------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)....................       0.03           0.01           (0.01)
  Net Realized and Unrealized Gains/(Losses) on
     Investments and Foreign Currency.............       2.26           2.20           (1.83)
                                                      -------        -------         -------
  Total from Investment Activities................       2.29           2.21           (1.84)
                                                      -------        -------         -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...........................         --          (0.02)             --
                                                      -------        -------         -------
  Total Dividends.................................         --          (0.02)             --
                                                      -------        -------         -------
NET ASSET VALUE, END OF PERIOD....................    $ 12.64        $ 10.35         $  8.16
                                                      =======        =======         =======
TOTAL RETURN*(b)..................................      22.13%         27.14%         (18.40)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................    $57,135        $21,795         $ 8,298
Net Investment Income/(Loss) Net of
  Waivers/Reimbursements(c).......................       0.38%          0.24%          (0.16)%
Expenses Before Waivers/Reimbursements**(c).......       1.79%          2.15%           3.70%
Expenses Net of Waivers/Reimbursements(c).........       1.40%          1.25%           1.25%
Portfolio Turnover Rate(b)........................      48.64%         83.36%          74.30%

------------

* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
** During the period, certain fees were contractually reduced through April 30, 2005. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.

See Accompanying Notes to the Financial Statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ AIM International Equity Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each year in the two-year period then ended and the financial highlights for each period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended and the financial highlights for each period in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 15, 2005

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Harrison Conrad, Age 70     Trustee           Since 10/99     Retired; Board Member of           24              None
   79 Dorchester Rd.                                             Capital Re Corporation from
   Darien, CT 06820                                              1995 to December 1999;
                                                                 Retired from J.P. Morgan
                                                                 after 34 years.
   Roger Gelfenbien, Age 61    Trustee           Since 10/99     Retired; Partner of                24        Webster Financial
   37 Stonegate Dr.                                              Accenture from 1983 to                         Phoenix Edge
   Wethersfield, CT 06109                                        August 1999.                                 Funds (32 Funds)
   Dickson W. Lewis, Age 54    Trustee            Since 2/04     Vice President of Jostens,         24              None
   2355 Abingdon Way                                             Inc., a manufacturer of
   Long Lake, MN 55356                                           school products, 2001 to
                                                                 present; Senior Vice
                                                                 President of Fortis Group, a
                                                                 Life Insurance and
                                                                 Securities company, 1997 to
                                                                 2001
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001
   Claire R. Leonardi, Age 48  Trustee            Since 2/04     General Partner of Fairview        24              None
   289 Woodchuck Lane                                            Capital, L.P., a venture
   Harwinton, CT 06791                                           capital fund-of-funds, 9/94
                                                                 to present
   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment          24        Connecticut Water
   60                                                            Officer, Hartford Foundation                   Service, Inc.
   44 Foxboro Rd.                                                for Public Giving from
   Essex, CT 06426                                               September 2000 to January
                                                                 2003; Chairman, Chief
                                                                 Executive and President of
                                                                 Conning Corp. from September
                                                                 1999 to March 2000;
                                                                 Investment Consultant from
                                                                 1997 to September 1999
   Peter W. McClean, Age 60    Trustee            Since 2/04     President and CEO of               24              None
   18 Covewood Drive                                             Measurisk, a market risk
   Rowayton, CT 06853                                            information company, 2001 to
                                                                 present; Chief Risk
                                                                 Management Officer at Bank
                                                                 of Bermuda, Ltd., 4/96 to
                                                                 8/01

INTERESTED TRUSTEES**

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Chris Pinkerton, Age 46     Chairman of       Since 09/01     President, USAllianz               24            Franklin
   5701 Golden Hills Drive     the Board and                     Investor Services and Senior                     Templeton
   Minneapolis, MN 55416       President                         Vice President, Allianz Life                     Variable
                                                                 Insurance Co. of North                           Insurance
                                                                 America from April 1999 to                    Products Trust
                                                                 present; Vice President of                      (22 Funds)
                                                                 marketing, sales operations
                                                                 and director of marketing at
                                                                 Nationwide Financial
                                                                 Services from May 1977 to
                                                                 April 1999
   Jeffrey Kletti, Age 38      Trustee and        Since 2/04     Vice President Advisory            24              None
   5701 Golden Hills Drive     Vice President                    Management, USAllianz
   Minneapolis, MN 55416                                         Advisers 2000 to present;
                                                                 formerly, 2nd Vice President
                                                                 of Mutual Fund Marketing,
                                                                 Fortis Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
   NAME, ADDRESS, AND AGE         VIP TRUST             PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 59      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Curtis Barnes, Age 50       Assistant          Vice President of Legal Services of BISYS Fund Services from
   BISYS Fund Services, Inc.   Secretary          May 1995 to present.
   3435 Stelzer Road
   Columbus, OH 43219
   Troy Sheets, Age 33         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1996-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 36    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

  *  Member of the Audit Committee.

  ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (977) 833-7113.

                               USAZ(R) OPPENHEIMER
                                MAIN STREET FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2004

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                             Schedule of Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 13

                             Statement of Operations
                                     Page 14

                       Statement of Changes in Net Assets
                                     Page 15

                        Notes to the Financial Statements
                                     Page 16

                              Financial Highlights
                                     Page 20

             Report of Independent Registered Public Accounting Firm
                                     Page 21

                     Information about Trustees and Officers
                                     Page 22

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) OPPENHEIMER MAIN STREET FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ Oppenheimer Main Street Fund and OppenheimerFunds, Inc. serves as Subadviser to the Fund.

OppenheimerFunds, Inc., manages over 60 mutual funds.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD FROM ITS INCEPTION ON MAY 3, 2004 TO DECEMBER 31, 2004?

The Fund gained 8.60% during the period, trailing the 10.77% return of its benchmark, the S&P 500 Stock Index(1). Strong stock-market returns late in the year helped the Fund and its benchmark generate gains. Energy and basic materials stocks provided the largest contributions to the Fund's gains.

The Fund's Subadviser during the spring shifted assets into stocks with larger market capitalizations, because management's models indicated that large caps were poised to take the lead after several years of small-cap dominance. As a result, the Fund's average market capitalization during the period was larger than that of the benchmark. That shift boosted returns against the benchmark during spring and early summer, as the largest stocks led the market. Small caps subsequently regained the lead, however, and ultimately outperformed large caps by a significant margin for the period as a whole, hampering the Fund's relative performance.*

The Fund's overweight stake in energy stocks boosted its relative performance, as did stock selection in that sector. Likewise, the Fund's overweight position and stock selection in the basic materials sector helped performance against the benchmark.*

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2004.

(1)The Standard & Poor's 500 Stock Index ("S&P 500 Stock Index") consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. Investors cannot invest directly in an index, although they can invest in the underlying securities.

USAZ(R) OPPENHEIMER MAIN STREET FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is a high total return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund invests mainly in common stocks of U.S. companies of different capitalization ranges, currently focusing on large-capitalization issuers.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                   USAZ(R) Oppenheimer Main Street Fund       S&P 500 Stock Index
  5/2/2004                         10000                             10000
 5/31/2004                         10060                             10137
 6/30/2004                         10220                             10334
 7/31/2004                          9920                              9992
 8/31/2004                          9960                             10032
 9/30/2004                         10000                             10141
10/31/2004                         10130                             10296
11/30/2004                         10490                             10712
12/31/2004                         10860                             11077

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AGGREGATE TOTAL RETURN AS OF DECEMBER 31, 2004

                                                          SINCE
                                                        INCEPTION
                                                         (5/3/04)
USAZ(R) Oppenheimer Main Street Fund                      8.60%
S&P 500 Stock Index                                      10.77%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the S&P 500 Stock Index, an unmanaged index that consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services provided to the Fund . Investors cannot invest directly in an index, although they can invest in the underlying securities.

EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION

  As a shareholder of the USAZ Oppenheimer Main Street Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Oppenheimer Main Street Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                           BEGINNING     ENDING ACCOUNT     EXPENSE PAID        EXPENSE RATIO
                                         ACCOUNT VALUE       VALUE         DURING PERIOD*       DURING PERIOD
                                            7/1/04          12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                         -------------   --------------   -----------------   -----------------
   USAZ Oppenheimer Main Street Fund...    $1,000.00       $1,062.70            $6.22                1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Oppenheimer Main Street Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                           BEGINNING     ENDING ACCOUNT     EXPENSE PAID        EXPENSE RATIO
                                         ACCOUNT VALUE       VALUE         DURING PERIOD*       DURING PERIOD
                                            7/1/04          12/31/04      7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                         -------------   --------------   -----------------   -----------------
   USAZ Oppenheimer Main Street Fund...    $1,000.00       $1,019.10            $6.09                1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

  The USAZ Oppenheimer Main Street Fund invested, as a percentage of net assets, in the following types of securities, as of December 31, 2004.

                                               PERCENT OF
   USAZ OPPENHEIMER MAIN STREET FUND           NET ASSETS
   ---------------------------------           ----------
   Common Stock(1)...........................     98.6%
   Deposit Account...........................      2.8
                                                 -----
                                                 101.4%*
                                                 =====

   (1) Industry:

     Advertising...............................    0.1%
     Aerospace/Defense.........................    0.2
     Airlines..................................    1.2
     Banking/Financial Services................   21.3
     Beverages.................................    2.3
     Computers.................................   11.5
     Construction..............................    0.5
     E-Commerce................................    1.2
     Electronics...............................    4.4
     Health Care...............................    7.3
     Insurance.................................    0.4
     Manufacturing.............................   10.7
     Media.....................................    2.8
     Oil/Gas...................................    7.9
     Pharmaceuticals...........................    6.3
     Retail/Wholesale..........................    9.9
     Services..................................    2.9
     Telecommunications........................    5.6
     Transportation............................    0.3
     Travel/Entertainment......................    1.4
     Utilities.................................    0.4
                                                 -----
                                                  98.6%
                                                 =====

  * Categories are shown as a percentage of net assets, not total investments, as such the total may not equal 100%

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER MAIN STREET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004


                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS (98.6%):
Advertising (0.1%):
    1,800   DoubleClick, Inc.*............  $    14,004
      300   Getty Images, Inc.*...........       20,655
    1,200   Valueclick, Inc.*.............       15,996
                                            -----------
                                                 50,655
                                            -----------
Aerospace/Defense (0.2%):
      300   Goodrich Corp. ...............        9,792
    1,000   Lockheed Martin Corp. ........       55,550
    1,400   Raytheon Co. .................       54,362
                                            -----------
                                                119,704
                                            -----------
Airlines (1.2%):
      400   Alaska Air Group, Inc.*.......       13,396
    2,800   AMR Corp.*....................       30,660
    2,800   Boeing Co. ...................      144,956
    1,400   Continental Airlines, Class
              B*..........................       18,956
    3,100   Delta Air Lines, Inc.*........       23,188
      800   Northwest Airlines Corp.,
              Class A*....................        8,744
    5,300   United Technologies Corp. ....      547,755
                                            -----------
                                                787,655
                                            -----------
Banking/Financial Services (21.3%):
    1,100   ACE, Ltd. ....................       47,025
      500   Affiliated Managers Group,
              Inc.*.......................       33,870
    3,600   AFLAC, Inc. ..................      143,424
      400   Allmerica Financial Corp.*....       13,132
    4,300   Allstate Corp. ...............      222,396
      200   Ambac Financial Group,
              Inc. .......................       16,426
      600   American Capital Strategies,
              Ltd. .......................       20,010
    5,300   American Express Co. .........      298,761
   18,100   American International Group,
              Inc. .......................    1,188,627
    2,400   Aon Corp. ....................       57,264
      100   Associated Banc-Corp..........        3,321
      600   Astoria Financial Corp. ......       23,982
   32,800   Bank of America Corp. ........    1,541,272
      100   Bank of Hawaii Corp. .........        5,074
    4,100   Bank of New York Company,
              Inc. .......................      137,022
    1,400   Banknorth Group, Inc. ........       51,240
    1,100   BB&T Corp. ...................       46,255
    1,500   Bear Stearns Companies,
              Inc. .......................      153,465
    1,100   Capital One Financial
              Corp. ......................       92,631
    8,800   Charles Schwab Corp. .........      105,248
      500   Chubb Corp. ..................       38,450
    1,300   CIGNA Corp. ..................      106,041
      700   Cincinnati Financial Corp. ...       30,982
    1,300   CIT Group, Inc. ..............       59,566
   38,800   Citigroup, Inc. ..............    1,869,385
    1,800   Comerica, Inc. ...............      109,836
      600   Compass Bancshares, Inc. .....       29,202
    3,100   Countrywide Credit Industries,
              Inc. .......................      114,731
    2,900   E*TRADE Group, Inc. ..........       43,355
      700   Equifax, Inc. ................       19,670
    7,800   Fannie Mae....................      555,438


                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Banking/Financial Services, continued
      200   Federated Investors, Inc.,
              Class B.....................  $     6,080
    1,600   Fidelity National Financial...       73,072
    1,500   Fifth Third Bancorp...........       70,920
      300   First American Financial
              Corp. ......................       10,542
      200   First Horizon National
              Corp. ......................        8,622
      300   Franklin Resources, Inc. .....       20,895
    6,200   Freddie Mac...................      456,940
    1,200   Fremont General Corp. ........       30,216
      600   Golden West Financial
              Corp. ......................       36,852
      800   Goldman Sachs Group, Inc. ....       83,232
    1,900   Hartford Financial Services
              Group, Inc. ................      131,689
    1,000   Hibernia Corp., Class A.......       29,510
      600   Huntington Bancshares,
              Inc. .......................       14,868
      500   Independence Community Bank
              Corp. ......................       21,290
      300   IndyMac Bancorp, Inc. ........       10,335
      100   Investors Financial Services
              Corp. ......................        4,998
   32,484   J.P. Morgan Chase & Co. ......    1,267,201
    2,700   KeyCorp.......................       91,530
      300   LandAmerica Financial Group,
              Inc. .......................       16,179
      150   Legg Mason, Inc. .............       10,989
    1,000   Lehman Brothers Holdings,
              Inc. .......................       87,480
    1,200   Lincoln National Corp. .......       56,016
      500   M&T Bank Corp. ...............       53,920
      600   MBIA, Inc. ...................       37,968
    6,700   MBNA Corp. ...................      188,873
    1,000   Mellon Financial Corp. .......       31,110
    6,000   Merrill Lynch & Company,
              Inc. .......................      358,620
    1,300   MetLife, Inc. ................       52,663
    1,000   MGIC Investment Corp. ........       68,910
      200   Moody's Corp. ................       17,370
    9,500   Morgan Stanley................      527,440
    2,000   National City Corp. ..........       75,100
      400   Nationwide Financial Services,
              Inc. .......................       15,292
    1,265   North Fork Bancorporation,
              Inc. .......................       36,495
    1,300   Northern Trust Corp. .........       63,154
      500   PMI Group, Inc. ..............       20,875
    1,600   PNC Financial Services
              Group.......................       91,904
    2,700   Principal Financial Group,
              Inc. .......................      110,538
      300   Progressive Corp. ............       25,452
      400   Protective Life Corp. ........       17,076
      400   R & G Financial Corp., Class
              B...........................       15,552
      600   Regions Financial Corp. ......       21,354
      900   Reinsurance Group of America,
              Inc. .......................       43,605
      300   RenaissanceRe Holdings,
              Ltd. .......................       15,624
      900   SAFECO Corp. .................       47,016
      300   SEI Investments Co. ..........       12,579
      200   Silicon Valley Bancshares *...        8,964
      600   SLM Corp. ....................       32,034

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER MAIN STREET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004


                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Banking/Financial Services, continued
      500   St. Paul Companies, Inc. .....  $    18,535
      200   StanCorp Financial Group,
              Inc. .......................       16,500
      800   State Street Corp. ...........       39,296
    1,700   SunTrust Banks, Inc. .........      125,596
      500   T. Rowe Price Group, Inc. ....       31,100
      100   TCF Financial Corp. ..........        3,214
      500   Torchmark Corp. ..............       28,570
   18,600   U.S. Bancorp..................      582,552
    1,600   UnionBanCal Corp. ............      103,168
    9,800   Wachovia Corp. ...............      515,480
    2,000   Washington Mutual, Inc. ......       84,560
      300   Webster Financial Corp. ......       15,192
   10,600   Wells Fargo & Co. ............      658,790
      400   Zions Bancorp.................       27,212
                                            -----------
                                             13,955,810
                                            -----------
Beverages (2.3%):
    1,900   Anheuser-Busch Companies,
              Inc. .......................       96,387
   14,500   Coca-Cola Co. ................      603,635
      200   Corn Products International,
              Inc. .......................       10,712
    1,700   Pepsi Bottling Group, Inc. ...       45,968
      600   Pepsiamericas, Inc. ..........       12,744
   14,400   PepsiCo, Inc. ................      751,680
                                            -----------
                                              1,521,126
                                            -----------
Computers (11.5%):
      800   Adobe Systems, Inc. ..........       50,192
    1,100   Apple Computer, Inc.*.........       70,840
    1,600   Autodesk, Inc. ...............       60,720
    3,900   Avaya, Inc.*..................       67,080
    2,000   BEA Systems, Inc.*............       17,720
    1,800   BMC Software, Inc.*...........       33,480
    2,700   Brocade Communications
              Systems, Inc.*..............       20,628
   50,500   Cisco Systems, Inc.*..........      974,650
    1,600   Computer Associates
              International, Inc. ........       49,696
      200   Compuware Corp.*..............        1,294
   21,000   Dell, Inc.*...................      884,940
    2,000   Earthlink, Inc.*..............       23,040
    1,300   Electronic Arts, Inc.*........       80,184
      200   Electronics for Imaging,
              Inc.*.......................        3,482
      100   eResearch Technology, Inc.*...        1,585
    1,000   Extreme Networks, Inc.*.......        6,550
      300   FileNET Corp.*................        7,728
   29,700   Hewlett-Packard Co. ..........      622,809
      500   IKON Office Solutions,
              Inc. .......................        5,780
   11,800   International Business
              Machines Corp. .............    1,163,244
      900   Internet Security Systems,
              Inc.*.......................       20,925
    6,100   Juniper Networks, Inc.*.......      165,859


                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Computers, continued
    1,300   Lexmark International,
              Inc.*.......................  $   110,500
    1,500   Macfee, Inc.*.................       43,395
    2,800   Maxtor Corp.*.................       14,840
   75,100   Microsoft Corp. ..............    2,005,921
      700   NCR Corp.*....................       48,461
   35,600   Oracle Corp.*.................      488,432
      100   Quest Software, Inc.*.........        1,595
    2,400   Siebel Systems, Inc.*.........       25,200
    1,200   Storage Technology Corp.*.....       37,932
   26,300   Sun Microsystems, Inc.*.......      141,494
    2,200   Sybase, Inc.*.................       43,890
      600   Take-Two Interactive Software,
              Inc.* ......................       20,874
      800   Tech Data Corp.*..............       36,320
      900   THQ, Inc.*....................       20,646
    2,900   TIBCO Software, Inc.*.........       38,686
      500   Unisys Corp.*.................        5,090
    1,500   United Online, Inc.*..........       17,295
      700   VeriSign, Inc. ...............       23,464
    1,500   VERITAS Software Corp.*.......       42,825
      100   Webex Communications, Inc.*...        2,378
      400   Websense, Inc.*...............       20,288
    1,300   Western Digital Corp.*........       14,092
                                            -----------
                                              7,536,044
                                            -----------
Construction (0.5%):
      200   Beazer Homes USA, Inc. .......       29,242
      200   Florida Rock Industries.......       11,906
      100   Hovnanian Enterprises, Inc. ,
              Class A*....................        4,952
      500   KB HOME.......................       52,200
    2,100   Louisiana-Pacific Corp. ......       56,154
      500   M.D.C. Holdings, Inc. ........       43,220
      300   Martin Marietta Materials,
              Inc. .......................       16,098
      500   Ryland Group, Inc. ...........       28,770
      200   Texas Industries, Inc. .......       12,476
      700   USG Corp.*....................       28,189
      300   Vulcan Materials Co. .........       16,383
                                            -----------
                                                299,590
                                            -----------
E-Commerce (1.2%):
      600   Amazon.com, Inc.*.............       26,574
    1,300   Checkfree Corp.*..............       49,504
    2,800   eBay, Inc.*...................      325,584
    4,500   IAC/InterActiveCorp*..........      124,290
      500   Infospace, Inc.*..............       23,775
      400   Openwave Systems, Inc.*.......        6,184
    1,000   RSA Security, Inc.*...........       20,060
    5,500   Yahoo!, Inc.*.................      207,240
                                            -----------
                                                783,211
                                            -----------

continued
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER MAIN STREET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004


                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Electronics (4.4%):
    3,300   Advanced Micro Devices,
              Inc.*.......................  $    72,666
    6,200   Agere Systems, Inc., Class
              A*..........................        8,494
    3,600   Agilent Technologies, Inc.*...       86,760
    2,400   Altera Corp.*.................       49,680
    1,300   Amphenol Corp., Class A*......       47,762
    3,600   Analog Devices, Inc. .........      132,912
   10,200   Applied Materials, Inc.*......      174,420
    3,100   Applied Micro Circuits
              Corp.*......................       13,051
      100   Arrow Electronics, Inc.*......        2,430
   11,100   Atmel Corp.*..................       43,512
      300   Broadcom Corp., Class A*......        9,684
    1,400   Cree, Inc.*...................       56,112
      500   Cymer, Inc.*..................       14,770
    1,000   Delphi Automotive Systems
              Corp. ......................        9,020
    1,800   Emerson Electric Co. .........      126,180
      500   Engelhard Corp. ..............       15,335
    1,400   Freescale Semiconductor, Inc.,
              Class A*....................       24,948
      960   Freescale Semiconductor, Inc.,
              Class B*....................       17,626
      300   Hubbell, Inc. ................       15,690
    1,000   Integrated Device Technology,
              Inc.* ......................       11,560
   45,300   Intel Corp. ..................    1,059,567
    2,100   Intersil Corp. ...............       35,154
    1,600   Jabil Circuit, Inc.*..........       40,928
      800   KLA-Tencor Corp.*.............       37,264
    1,300   Lam Research Corp.*...........       37,583
    3,500   Linear Technology Corp. ......      135,660
      100   Littlefuse, Inc.*.............        3,416
    3,200   LSI Logic Corp.*..............       17,536
    1,100   Maxim Integrated Products,
              Inc. .......................       46,629
      600   Micrel, Inc.*.................        6,612
    1,300   Microchip Technology, Inc. ...       34,658
    5,900   Micron Technology, Inc.*......       72,865
    1,000   Molex, Inc. ..................       30,000
    3,800   National Semiconductor
              Corp. ......................       68,210
      400   PMC-Sierra, Inc.*.............        4,500
      200   QLogic Corp.*.................        7,346
      700   Rambus, Inc.*.................       16,100
      200   Rockwell Collins, Inc. .......        7,888
    4,000   Sanmina-SCI Corp.*............       33,880
      600   Semtech Corp.*................       13,122
      600   Silicon Image, Inc.*..........        9,876
    1,200   Synopsys, Inc.*...............       23,544
    1,100   Teradyne, Inc.*...............       18,777
    6,600   Texas Instruments, Inc. ......      162,492
      300   Trimble Navigation, Ltd.*.....        9,912
      600   Xilinx, Inc. .................       17,790
                                            -----------
                                              2,883,921
                                            -----------


                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Health Care (7.3%):
    7,500   Abbott Laboratories...........  $   349,875
    1,100   Aetna, Inc. ..................      137,225
      100   Amedisys, Inc.*...............        3,239
    1,800   Applera Corp. -- Applied
              Biosystems Group............       37,638
      800   Baxter International, Inc. ...       27,632
    1,800   Becton, Dickinson & Co. ......      102,240
      100   Biomet, Inc. .................        4,339
      900   Boston Scientific Corp.*......       31,995
      200   Cerner Corp.*.................       10,634
      600   Covance, Inc.*................       23,250
      800   Coventry Health Care, Inc.*...       42,464
      200   Davita, Inc.*.................        7,906
    2,100   Estee Lauder Companies, Inc.,
              Class A.....................       96,117
      200   Express Scripts, Inc.*........       15,288
      400   Gen-Probe, Inc.*..............       18,084
      800   HCA, Inc. ....................       31,968
    1,400   Humana, Inc.*.................       41,566
      100   IDEXX Laboratories, Inc.*.....        5,459
      100   INAMED Corp.*.................        6,325
   19,900   Johnson & Johnson.............    1,262,058
    2,100   Kimberly-Clark Corp. .........      138,201
      500   Laboratory Corporation of
              America Holdings*...........       24,910
      600   LCA-Vision, Inc. .............       14,034
      800   McKesson Corp. ...............       25,168
    8,400   Medtronic, Inc. ..............      417,228
      100   Millipore Corp.*..............        4,981
      600   Nu Skin Enterprises, Inc.,
              Class A.....................       15,228
    1,100   PacifiCare Health Systems,
              Inc.*.......................       62,172
      500   Pediatrix Medical Group,
              Inc.*.......................       32,025
   16,500   Procter & Gamble Co. .........      908,820
      800   Quest Diagnostics, Inc. ......       76,440
      100   Respironics, Inc.*............        5,436
      300   Select Medical Corp. .........        5,280
      300   Sierra Health Services,
              Inc.*.......................       16,533
    2,300   Stryker Corp. ................      110,975
      200   Sunrise Senior Living,
              Inc.*.......................        9,272
    4,900   UnitedHealth Group, Inc. .....      431,347
      300   Visx, Inc.*...................        7,761
      500   Wellchoice, Inc.*.............       26,700
    1,700   Wellpoint, Inc.*..............      195,500
                                            -----------
                                              4,783,313
                                            -----------
Insurance (0.4%):
      400   American Financial Group,
              Inc. .......................       12,524
      100   Amerus Group Co...............        4,530
      300   Jefferson-Pilot Corp. ........       15,588
    1,800   Marsh & McLennan Companies,
              Inc. .......................       59,220
      900   Old Republic International
              Corp. ......................       22,770

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER MAIN STREET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004


                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Insurance, continued
      900   Radian Group, Inc. ...........  $    47,916
      500   UICI..........................       16,950
    2,600   UnumProvident Corp. ..........       46,644
                                            -----------
                                                226,142
                                            -----------
Manufacturing (10.7%):
    6,000   3M Co. .......................      492,420
      100   Aftermarket Technology
              Corp.*......................        1,610
    1,200   AK Steel Holding Corp.*.......       17,364
    5,600   Alcoa, Inc. ..................      175,952
    1,000   American Power Conversion
              Corp. ......................       21,400
      600   American Standard Companies,
              Inc.* ......................       24,792
    2,100   Archer-Daniels-Midland Co. ...       46,851
    1,100   Autoliv, Inc. ................       53,130
      500   Ball Corp. ...................       21,990
      100   Bemis Company, Inc. ..........        2,909
      600   Black & Decker Corp. .........       52,998
      100   BorgWarner, Inc. .............        5,417
      100   Briggs & Stratton Corp. ......        4,158
      400   Cabot Corp. ..................       15,472
      500   Cabot Microelectronics
              Corp.*......................       20,025
      200   Carpenter Technology Corp. ...       11,692
    1,300   Caterpillar, Inc. ............      126,763
      200   Cleveland Cliffs, Inc. .......       20,772
      800   Coach, Inc.*..................       45,120
      200   Cognex Corp. .................        5,580
      800   Commscope, Inc.*..............       15,120
      400   ConAgra Foods, Inc. ..........       11,780
      400   Cooper Industries, Ltd., Class
              A...........................       27,156
    1,000   Crown Holdings, Inc.*.........       13,740
      500   Cummins Engine, Inc. .........       41,895
      300   Dade Behring Holdings,
              Inc.*.......................       16,800
    2,500   Dana Corp. ...................       43,325
      600   Danaher Corp. ................       34,446
    1,400   Deere & Co. ..................      104,160
      500   Dover Corp. ..................       20,970
      300   Eagle Materials, Inc. ........       25,290
      500   Eastman Chemical Co. .........       28,865
      300   FMC Corp.*....................       14,490
   10,200   Ford Motor Co. ...............      149,328
      700   General Dynamics Corp. .......       73,220
   75,700   General Electric Co. .........    2,763,050
    1,700   General Motors Corp. .........       68,102
      700   Georgia Gulf Corp. ...........       34,860
    3,000   Georgia-Pacific Corp. ........      112,440
    3,000   Gillette Co. .................      134,340
    2,100   Goodyear Tire & Rubber Co.*...       30,786
    1,100   Grand Prideco, Inc.*..........       22,055
    3,200   H.J. Heinz Co. ...............      124,768
    1,300   Hasbro, Inc. .................       25,194
    2,400   Honeywell International,
              Inc. .......................       84,984


                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Manufacturing, continued
    1,300   Illinois Tool Works, Inc. ....  $   120,484
      200   Inco, Ltd.*...................        7,356
    1,000   Ingersoll Rand Co. ...........       80,300
      500   International Paper Co. ......       21,000
      100   Kellogg Co. ..................        4,466
    1,500   Kraft Foods, Inc., Class A....       53,415
      900   Leggett & Platt, Inc. ........       25,587
      300   Lone Star Technologies,
              Inc.*.......................       10,038
    1,200   Lyondell Chemical Co. ........       34,704
    1,500   Masco Corp. ..................       54,795
    1,900   MeadWestvaco Corp. ...........       64,391
      300   Meritage Corp.*...............       33,810
      200   Micros Systems, Inc.*.........       15,612
      200   Mueller Industries, Inc. .....        6,440
      300   Nautilus Group, Inc. .........        7,251
      700   Navistar International
              Corp.*......................       30,786
       69   Neenah Paper, Inc.*...........        2,249
    2,700   Newell Rubbermaid, Inc. ......       65,313
      800   Nike, Inc., Class B...........       72,552
      700   Nucor Corp. ..................       36,638
      500   OM Group, Inc.*...............       16,210
    1,500   Owens-Illinois, Inc.*.........       33,975
      900   PACCAR, Inc. .................       72,432
      700   Pall Corp. ...................       20,265
      400   Parker Hannifin Corp. ........       30,296
    1,100   Phelps Dodge Corp. ...........      108,812
      200   Polaris Industries, Inc. .....       13,604
      400   Potlatch Corp. ...............       20,232
      500   PPG Industries, Inc. .........       34,080
      500   Praxair, Inc. ................       22,075
      200   Rayovac Corp.*................        6,112
      600   Reynolds American, Inc. ......       47,160
      800   Rockwell Automation, Inc. ....       39,640
    1,200   Rohm and Haas Co. ............       53,076
    4,400   Sara Lee Corp. ...............      106,216
      200   Schnitzer Steel Industries,
              Inc., Class A...............        6,786
      500   Shaw Group, Inc.*.............        8,925
      100   Smithfield Foods, Inc.*.......        2,959
      600   Smurfit-Stone Container
              Corp.*......................       11,208
      300   Southern Peru Copper Corp. ...       14,163
    1,300   Spx Corp. ....................       52,078
      500   Stanley Works.................       24,495
      300   Steel Dynamics, Inc. .........       11,364
      100   Terex Corp.*..................        4,765
    1,700   Thermo Electron Corp.*........       51,323
      200   Toro Co. .....................       16,270
    1,800   Tyco International, Ltd. .....       64,332
      400   United Defense Industries,
              Inc.*.......................       18,900
    1,300   United States Steel Corp. ....       66,625
    1,000   Visteon Corp. ................        9,770

continued
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER MAIN STREET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004


                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Manufacturing, continued
      300   Whirlpool Corp. ..............  $    20,763
      400   Winnebago Industries, Inc. ...       15,624
      600   Worthington Industries,
              Inc. .......................       11,748
      200   Wright Medical Group, Inc.*...        5,700
      100   Zebra Technologies Corp.,
              Class A*....................        5,628
                                            -----------
                                              6,982,377
                                            -----------
Media (2.8%):
      100   Avid Technology, Inc.*........        6,175
    6,600   Charter Communications, Inc.,
              Class A*....................       14,784
   15,600   Comcast Corp., Class A*.......      519,168
      400   Gannett Company, Inc. ........       32,680
      200   Harman International
              Industries, Inc. ...........       25,400
      400   Knight-Ridder, Inc. ..........       26,776
      300   Macrovision Corp.*............        7,716
      600   Martha Stewart Living
              Omnimedia, Inc., Class A*...       17,412
    1,600   McGraw-Hill Company, Inc. ....      146,464
      100   Pixar*........................        8,561
   34,600   Time Warner, Inc.*............      672,624
    9,965   Viacom, Inc., Class B.........      362,626
      700   Westwood One, Inc.*...........       18,851
                                            -----------
                                              1,859,237
                                            -----------
Oil/Gas (7.9%):
      800   Amerada Hess Corp. ...........       65,904
    1,700   Apache Corp. .................       85,969
      400   Ashland, Inc. ................       23,352
      200   Atwood Oceanics, Inc.*........       10,420
      700   BJ Services Co. ..............       32,578
      400   Cabot Oil & Gas Corp. ........       17,700
      600   Cal Dive International,
              Inc.*.......................       24,450
    3,000   Canadian Natural Resources....      128,168
    1,900   Chesapeake Energy Corp. ......       31,350
   13,200   ChevronTexaco Corp. ..........      693,132
      400   Cimarex Energy Co.*...........       15,160
    3,500   ConocoPhillips................      303,905
    2,000   Devon Energy Corp. ...........       77,840
    1,400   Diamond Offshore Drilling,
              Inc. .......................       56,070
    2,900   El Paso Corp. ................       30,160
      800   EOG Resources, Inc. ..........       57,088
   45,100   Exxon Mobil Corp. ............    2,311,825
      300   Forest Oil Corp.*.............        9,516
    6,000   Frontier Oil Corp. ...........      159,960
    1,400   Halliburton Co. ..............       54,936
      500   Houston Exploration Co.*......       28,155
      100   Hydril*.......................        4,551
      500   Kerr-McGee Corp. .............       28,895
    1,000   Massey Energy Co. ............       34,950
      200   Murphy Oil Corp. .............       16,090


                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Oil/Gas, continued
      500   Newfield Exploration Comp.*...  $    29,525
      600   Noble Energy, Inc. ...........       36,996
    1,300   Occidental Petroleum Corp. ...       75,868
    1,100   Oil States International,
              Inc.*.......................       21,219
      600   ONEOK, Inc. ..................       17,052
    5,700   Paramount Resources, Ltd.*....      127,818
      300   Patina Oil & Gas Corp. .......       11,250
      200   Petroleum Development.........        7,714
      300   Pioneer Natural Resources
              Co. ........................       10,530
      300   Plains Exploration & Product
              Co.*........................        7,800
      400   Pogo Producing Co. ...........       19,396
      200   Precision Drilling Corp.*.....       12,591
      200   Premor, Inc. .................        8,434
      700   Pride International, Inc.*....       14,378
      300   Smith International, Inc.*....       16,323
      200   Southwestern Energy Co.*......       10,138
      800   Sunoco, Inc. .................       65,368
    3,700   Talisman Energy, Inc. ........       99,779
      600   Teekay Shipping Corp. ........       25,266
    1,300   Tesoro Petroleum Corp.*.......       41,418
      500   Universal Compression
              Holdings, Inc.*.............       17,455
    1,700   Unocal Corp. .................       73,508
    1,100   Valero Energy Corp. ..........       49,940
      300   Vintage Petroleum, Inc. ......        6,807
    1,400   Williams Companies, Inc. .....       22,806
                                            -----------
                                              5,131,503
                                            -----------
Pharmaceuticals (6.3%):
      700   Allergan, Inc. ...............       56,749
      800   AmerisourceBergen Corp. ......       46,944
    5,600   Amgen, Inc.*..................      359,240
      700   Andrx Corp.*..................       15,281
      500   Barr Pharmaceuticals, Inc.*...       22,770
   15,500   Bristol-Myers Squibb Co. .....      397,110
    1,200   Caremark Rx, Inc.*............       47,316
      100   Charles River Laboratories
              International, Inc.*........        4,601
    6,500   Eli Lilly & Co. ..............      368,875
    1,500   Endo Pharmaceuticals Holdings,
              Inc.* ......................       31,530
      600   Eon Labs, Inc.*...............       16,200
    2,700   Forest Laboratories, Inc.*....      121,122
    1,400   Hospira, Inc.*................       46,900
      400   IMS Health, Inc. .............        9,284
    2,100   Medco Health Solutions,
              Inc.*.......................       87,360
   20,400   Merck & Co, Inc. .............      655,656
    1,700   Millennium Pharmaceuticals,
              Inc.*.......................       20,604
   56,300   Pfizer, Inc. .................    1,513,907
    2,000   Schering-Plough Corp. ........       41,760
      300   United Therapeutics Corp.*....       13,545

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER MAIN STREET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004


                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Pharmaceuticals, continued
      500   Varian Medical Systems,
              Inc.*.......................  $    21,620
    6,000   Wyeth.........................      255,540
                                            -----------
                                              4,153,914
                                            -----------
Retail/Wholesale (9.9%):
    1,300   Abercrombie & Fitch Co., Class
              A...........................       61,035
      300   Action Performance Companies,
              Inc. .......................        3,297
      200   Adesa, Inc. ..................        4,244
      900   Aeropostale, Inc.*............       26,487
   16,600   Altria Group, Inc. ...........    1,014,259
    1,100   American Eagle Outfitters,
              Inc. .......................       51,810
      800   American Greetings Corp.,
              Class A.....................       20,280
      800   AnnTaylor Stores, Corp.*......       17,224
      450   Applebee's International,
              Inc. .......................       11,903
      700   AutoNation, Inc.*.............       13,447
    1,200   Avon Products, Inc. ..........       46,440
      600   Barnes & Noble, Inc.*.........       19,362
      300   Bausch & Lomb, Inc. ..........       19,338
      300   Bebe Stores, Inc. ............        8,094
    1,600   Bed Bath & Beyond, Inc.*......       63,728
    1,700   Best Buy Company, Inc. .......      101,014
      800   BJ's Wholesale Club, Inc.*....       23,304
    1,892   Blockbuster, Inc., Class B....       16,669
    1,700   Borders Group, Inc. ..........       43,180
      200   Brinker International,
              Inc.*.......................        7,014
      100   Brown-Forman Corp., Class B...        4,868
      800   CBRL Group, Inc. .............       33,480
      400   CDW Corp. ....................       26,540
    1,000   CEC Entertainment, Inc.*......       39,970
      100   Christopher & Banks Corp. ....        1,845
    3,700   Circuit City Stores, Inc. ....       57,868
    1,600   Claire's Stores, Inc. ........       34,000
      300   Clorox Co. ...................       17,679
      600   Copart, Inc.*.................       15,792
    2,100   Costco Wholesale Corp. .......      101,661
      800   Darden Restaurants, Inc. .....       22,192
      100   Deckers Outdoor Corp.*........        4,699
      800   Dillard's, Inc., Class A......       21,496
      700   Eastman Kodak Co. ............       22,575
      200   Electronics Boutique Holdings
              Corp.* .....................        8,588
      400   Energizer Holdings, Inc.*.....       19,876
      400   Ethan Allen Interiors,
              Inc. .......................       16,008
    1,800   Federated Department Stores,
              Inc. .......................      104,022
      400   Finish Line, Inc., Class A....        7,320
      200   Furniture Brands
              International, Inc. ........        5,010
    5,700   Gap, Inc. ....................      120,384
      500   Genuine Parts Co. ............       22,030
   17,700   Home Depot, Inc. .............      756,498
      500   Hot Topic, Inc.*..............        8,595
    1,500   Ingram Micro, Inc., Class
              A*..........................       31,200


                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Retail/Wholesale, continued
    3,200   J.C. Penney Company, Inc. ....  $   132,480
      200   Jack In the Box, Inc.*........        7,374
    1,100   Jones Apparel Group, Inc. ....       40,227
      300   Kmart Holding Corp.*..........       29,685
      100   Kohl's Corp.*.................        4,917
    1,700   Kroger Co.*...................       29,818
      100   Leapfrog Enterprises, Inc.*...        1,360
      100   Lear Corp. ...................        6,101
    3,400   Limited Brands................       78,268
    2,600   Lowe's Companies, Inc. .......      149,734
    5,700   McDonald's Corp. .............      182,742
      200   Men's Wearhouse, Inc.*........        6,392
    1,400   Michaels Stores, Inc..........       41,958
      100   NBTY, Inc.*...................        2,401
      100   Nieman Marcus Group, Inc. ....        7,154
    1,000   Nordstrom, Inc. ..............       46,730
    3,000   Office Depot, Inc.*...........       52,080
      100   Outback Steakhouse, Inc. .....        4,578
      100   P.F. Chang's China Bistro,
              Inc.*.......................        5,635
    1,700   Pacific Sunwear of California,
              Inc.* ......................       37,842
      300   Pactiv Corp.*.................        7,587
    1,600   PerkinElmer, Inc. ............       35,984
      100   Petco Animal Supplies,
              Inc.*.......................        3,948
      700   Petsmart, Inc. ...............       24,871
      100   Pilgrim's Pride Corp. ........        3,068
      300   Pitney Bowes, Inc. ...........       13,884
      200   RARE Hospitality
              International, Inc.* .......        6,372
      500   Rent-A-Center, Inc.*..........       13,250
    3,300   Rite Aid Corp.*...............       12,078
    1,900   Safeway, Inc.*................       37,506
      100   Scotts Co., Class A*..........        7,352
      200   SCP Pool Corp. ...............        6,380
    1,300   Sears, Roebuck & Co. .........       66,339
    1,000   Sherwin-Williams Co. .........       44,630
      100   Sonic Corp.*..................        3,050
    5,100   Staples, Inc. ................      171,921
    1,100   Starbucks Corp.*..............       68,596
    1,200   SUPERVALU, Inc. ..............       41,424
    4,100   Sysco Corp. ..................      156,497
      700   Talbots, Inc. ................       19,061
    2,800   Target Corp. .................      145,404
      500   Textron, Inc. ................       36,900
      200   The Children's Place Retail
              Stores, Inc.*...............        7,406
      100   Thor Industries, Inc. ........        3,705
      700   Tiffany & Co. ................       22,379
      800   Timberland Company, Class
              A*..........................       50,136
    5,200   TJX Companies, Inc. ..........      130,676
      500   Too, Inc.*....................       12,230
    2,700   Toys "R" Us, Inc.*............       55,269

continued
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER MAIN STREET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004


                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Retail/Wholesale, continued
    2,200   Tyson Foods, Inc., Class A....  $    40,480
      300   Urban Outfitters, Inc.*.......       13,320
      500   UST, Inc. ....................       24,055
      600   V.F. Corp. ...................       33,228
      400   W.W. Grainger, Inc. ..........       26,648
   17,400   Wal-Mart Stores, Inc. ........      919,068
    3,100   Walgreen Co. .................      118,947
      100   Weyerhaeuser Co. .............        6,722
      300   Whole Foods Market, Inc. .....       28,605
      200   Wrigley (WM) Jr. Co. .........       13,838
    1,500   YUM! Brands, Inc. ............       70,770
      900   Zale Corp.*...................       26,883
                                            -----------
                                              6,474,268
                                            -----------
Services (2.9%):
      900   Acxiom Corp. .................       23,670
    1,200   Affiliated Computer Services,
              Inc., Class A*..............       72,228
    3,100   Automatic Data Processing,
              Inc. .......................      137,485
      200   Brinks Co. ...................        7,904
    6,400   Cendant Corp. ................      149,632
      600   Cintas Corp. .................       26,316
      700   CNF, Inc. ....................       35,070
    1,500   Computer Sciences Corp.*......       84,555
      200   Constellation Energy Group,
              Inc. .......................        8,742
    1,100   Convergys Corp.*..............       16,489
      200   Corporate Executive Board.....       13,388
      100   CSG Systems International,
              Inc.*.......................        1,870
    1,100   Dow Chemical Co. .............       54,461
      300   Dun & Bradstreet Corp.*.......       17,895
    4,100   E.I. du Pont de Nemours and
              Co. ........................      201,105
      700   EGL, Inc.*....................       20,923
    3,200   Electronic Data Systems
              Corp. ......................       73,920
      300   Expeditors International of
              Washington, Inc. ...........       16,764
      200   Factset Research Systems,
              Inc. .......................       11,688
      500   Fair Issac Corp. .............       18,340
    2,000   First Data Corp. .............       85,080
      100   Gevity HR, Inc. ..............        2,056
      200   Herman Miller, Inc. ..........        5,526
      300   ITT Educational Services,
              Inc.*.......................       14,265
      700   J.B. Hunt Transport Services,
              Inc. .......................       31,395
    1,000   Loews Corp. ..................       70,300
      200   MicroStrategy, Inc., Class
              A*..........................       12,050
    3,100   Monsanto Co. .................      172,205
    2,400   Northrop Grumman Corp. .......      130,464
      600   Republic Services, Inc. ......       20,124
      100   Resources Connection, Inc.*...        5,431
    1,300   Robert Half International,
              Inc. .......................       38,259
      700   Ryder System, Inc. ...........       33,439
      300   Sotheby's Holdings, Inc.,
              Class A*....................        5,448
      100   St. Joe Co. ..................        6,420


                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Services, continued
      200   Symbol Technologies, Inc. ....  $     3,460
    2,300   United Parcel Service, Inc.,
              Class B.....................      196,558
      700   VCA Antech, Inc.*.............       13,720
    1,000   W.R. Grace & Co.*.............       13,610
    1,700   Waste Management, Inc. .......       50,898
                                            -----------
                                              1,903,153
                                            -----------
Telecommunications (5.6%):
      900   ADTRAN, Inc. .................       17,226
      900   Alamosa Holdings, Inc.*.......       11,223
      600   Alltel Corp. .................       35,256
      900   Amdocs, Ltd.*.................       23,625
    1,800   AT&T Corp. ...................       34,308
   13,500   BellSouth Corp. ..............      375,165
    1,200   CenturyTel, Inc. .............       42,564
    5,800   CIENA Corp.*..................       19,372
    3,100   Clear Channel Communications,
              Inc. .......................      103,819
    2,300   Comverse Technology, Inc.*....       56,235
      300   Crown Castle International
              Corp.*......................        4,992
      100   Ditech Communications
              Corp.*......................        1,495
    1,800   EchoStar Communications Corp.,
              Class A.....................       59,832
      300   Harris Corp. .................       18,537
   26,000   Lucent Technologies, Inc.*....       97,760
   10,400   Motorola, Inc. ...............      178,880
    7,900   Nextel Communications, Inc.,
              Class A*....................      237,000
      200   NTL, Inc.*....................       14,592
      500   Polycom, Inc.*................       11,660
   11,800   QUALCOMM, Inc. ...............      500,320
    6,800   Qwest Communications
              International, Inc.*........       30,192
   31,100   SBC Communications, Inc. .....      801,447
    1,500   Scientific-Atlanta, Inc. .....       49,515
      800   Sonus Networks, Inc.*.........        4,584
    3,200   Sprint Corp. .................       79,520
      300   Telephone and Data Systems,
              Inc. .......................       23,085
    2,400   Tellabs, Inc.*................       20,616
      700   Unova, Inc.*..................       17,703
   20,100   Verizon Communications,
              Inc. .......................      814,251
                                            -----------
                                              3,684,774
                                            -----------
Transportation (0.3%):
      400   ArvinMeritor, Inc. ...........        8,948
      400   Burlington Northern Santa Fe
              Corp. ......................       18,924
      300   CSX Corp. ....................       12,024
      900   Fedex Corp. ..................       88,641
      500   General Maritime Corp. .......       19,975
      600   Norfolk Southern Corp. .......       21,714
    1,200   OMI Corp. ....................       20,220

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER MAIN STREET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004


                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Transportation, continued
      900   Swift Transportation Company,
              Inc.* ......................  $    19,332
      400   Wabash National Corp.*........       10,772
                                            -----------
                                                220,550
                                            -----------
Travel/Entertainment (1.4%):
    1,100   Activision, Inc.*.............       22,198
      100   Aztar Corp.*..................        3,492
    1,000   Caesars Entertainment,
              Inc.*.......................       20,140
      200   Choice Hotels International,
              Inc. .......................       11,600
      100   Fox Entertainment Group,
              Inc.*.......................        3,126
    1,700   Harley-Davidson, Inc. ........      103,275
      500   Hilton Hotels Corp. ..........       11,370
    2,700   International Game
              Technology..................       92,826
      100   Isle of Capri Casinos,
              Inc.*.......................        2,565
      200   Mandalay Resort Group.........       14,086
    1,900   Marriott International, Inc.,
              Class A.....................      119,662
      700   Marvel Enterprises, Inc.*.....       14,336
      300   MGM MIRAGE*...................       21,822
    1,600   Sabre Holdings Corp., Class
              A...........................       35,456
   16,400   Walt Disney Co. ..............      455,920
                                            -----------
                                                931,874
                                            -----------


                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Utilities (0.4%):
    2,400   American Electric Power
              Company, Inc. ..............  $    82,416
    3,300   Calpine Corp.*................       13,002
    1,200   CMS Energy Corp.*.............       12,540
    1,000   Edison International..........       32,030
      800   Exelon Corp. .................       35,256
      400   FPL Group, Inc. ..............       29,900
      100   Nrg Energy, Inc.*.............        3,605
    1,400   PG&E Corp.*...................       46,592
      600   Reliant Resources, Inc.*......        8,190
      200   Wisconsin Energy Corp. .......        6,742
                                            -----------
                                                270,273
                                            -----------
  Total Common Stocks (Cost $60,590,860)     64,559,094
                                            -----------
DEPOSIT ACCOUNT (2.8%):
1,816,992   NTRS London Deposit Account       1,816,992
                                            -----------
  Total Deposit Account (Cost $1,816,992)     1,816,992
                                            -----------
  Total Investments
    (Cost $62,407,852) (a)--101.4%           66,376,086
  Net Other Assets/ (Liabilities)--(1.4)%     (889,166)
                                            -----------
  NET ASSETS--100.0%                        $65,486,920
                                            ===========

------------

*  Non-income producing security.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax of approximately $41,301. Cost for federal income tax purposes differs from fair value by net unrealized appreciation on securities as follows:

    Unrealized appreciation...................  $4,731,127
    Unrealized depreciation...................    (804,194)
                                                ----------
    Net unrealized appreciation...............  $3,926,933
                                                ==========

   The following represents the concentrations by country as of December 31, 2004 based upon the total fair value of investments.

    COUNTRY                                     PERCENTAGE
    -------                                     ----------
    United States.............................     99.4%
    Canada....................................      0.6%
                                                  ------
    Total.....................................    100.0%
                                                  ======

continued
 12

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                              USAZ OPPENHEIMER
                                                              MAIN STREET FUND
                                                              ----------------
ASSETS
Investments, at cost........................................    $62,407,852
                                                                ===========
Investments, at fair value..................................    $66,376,086
Dividends receivable........................................         83,787
Receivable for investments sold.............................        731,548
Prepaid expenses............................................          1,693
                                                                -----------
  Total Assets..............................................     67,193,114
                                                                -----------
LIABILITIES
Cash overdraft..............................................         13,200
Foreign currency overdraft, at fair value(a)................         42,352
Dividends payable...........................................        426,824
Payable for investments purchased...........................      1,157,800
Manager fees payable........................................         36,961
Distribution fees payable...................................         13,122
Other accrued liabilities...................................         15,935
                                                                -----------
  Total Liabilities.........................................      1,706,194
                                                                -----------
NET ASSETS..................................................    $65,486,920
                                                                ===========
NET ASSETS CONSIST OF:
  Capital...................................................    $61,410,743
  Distributions in excess of net investment income..........         (1,406)
  Accumulated net realized gains on investments and foreign
     currency...............................................        109,521
  Net unrealized appreciation on investments and foreign
     currency...............................................      3,968,062
                                                                -----------
NET ASSETS..................................................    $65,486,920
                                                                ===========
Shares of beneficial interest (unlimited shares
  authorized)...............................................      6,072,031
Net Asset Value (offering and redemption price per share)...    $     10.79
                                                                ===========

------------

(a)  Foreign Currency cost of $42,176.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS

                                                                USAZ OPPENHEIMER
                                                                MAIN STREET FUND
                                                              --------------------
                                                                 MAY 3, 2004 TO
                                                              DECEMBER 31, 2004(A)
                                                              --------------------
INVESTMENT INCOME:
Dividends...................................................       $  619,270
                                                                   ----------
     Total Investment Income................................          619,270
                                                                   ----------
EXPENSES:
Manager fees................................................          182,106
Administration fees.........................................           20,470
Distribution fees...........................................           56,908
Fund accounting fees........................................            3,929
Custodian fees..............................................           11,515
Legal fees..................................................            3,759
Other expenses..............................................           14,831
                                                                   ----------
     Total expenses before waivers..........................          293,518
     Less expenses waived by the Manager....................          (20,359)
                                                                   ----------
     Net Expenses...........................................          273,159
                                                                   ----------
NET INVESTMENT INCOME.......................................          346,111
                                                                   ----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments and foreign currency......          178,917
Change in unrealized appreciation/depreciation on
  investments and foreign currency..........................        3,968,062
                                                                   ----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS............        4,146,979
                                                                   ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............       $4,493,090
                                                                   ==========

------------

(a)  Period from commencement of operations.

See accompanying notes to the financial statements.
 14

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF CHANGES IN NET ASSETS

                                                              USAZ OPPENHEIMER
                                                              MAIN STREET FUND
                                                              ----------------
                                                                MAY 3, 2004
                                                              TO DECEMBER 31,
                                                                  2004(A)
                                                              ----------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................    $   346,111
  Net realized gains on investments and foreign currency....        178,917
  Change in unrealized appreciation/depreciation on
     investments and foreign currency.......................      3,968,062
                                                                -----------
  Change in net assets from operations......................      4,493,090
                                                                -----------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income................................       (355,465)
  From net realized gains on investments....................        (71,359)
                                                                -----------
  Change in net assets resulting from dividends to
     shareholders...........................................       (426,824)
                                                                -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................     61,971,072
  Cost of shares redeemed...................................       (550,418)
                                                                -----------
  Change in net assets from capital transactions............     61,420,654
                                                                -----------
  Change in net assets......................................     65,486,920
NET ASSETS:
  Beginning of period.......................................             --
                                                                -----------
  End of period.............................................    $65,486,920
                                                                ===========
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME............         (1,406)
                                                                ===========
SHARE TRANSACTIONS:
  Shares issued.............................................      6,124,845
  Shares redeemed...........................................        (52,814)
                                                                -----------
  Change in shares..........................................      6,072,031
                                                                ===========

------------

(a)  Period from commencement of operations.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER MAIN STREET FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-four series, the USAZ AIM Basic Value Fund, the USAZ AIM Blue Chip Fund, the USAZ AIM Dent Demographic Trends Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Growth and Income Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ PIMCO NFJ Small Cap Value Fund, the USAZ PIMCO PEA Renaissance Fund, the USAZ PIMCO PEA Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Oppenheimer Main Street Fund, which commenced operations on May 3, 2004.

  The Trust is authorized to issue an unlimited number of shares without par value. Each Fund offers Class 1 and Class 2 shares. However, only Class 2 shares were available in 2004. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Oppenheimer Main Street Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as report by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the NY Stock Exchange (4 PM Eastern
  Time). Effective November 15, 2004, the Fund began utilizing a Fair Value Pricing Service to determine the fair value of securities when significant events occur.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold and on foreign currency

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER MAIN STREET FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  FOREIGN CURRENCY TRANSLATION

  The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained a money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, OppenheimerFunds, Inc. ("Oppenheimer") and the Trust, Oppenheimer provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2005.

  For the period ended December 31, 2004, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ Oppenheimer Main Street Fund...........................     0.80%          1.20%

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER MAIN STREET FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2004, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES
                                                                 12/31/2007
                                                                 ----------
   USAZ Oppenheimer Main Street Fund...........................   $20,359

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. Such officers are paid no fees directly by the Fund for serving as officers of the Fund. The Administrator is entitled to a complex level fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion plus an annual base fee of $1.25 million for the Trust, or $50,000 for each Fund if the Trust has more than 25 funds and is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  Certain Officers and Trustees of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles, except the Chief Compliance Officer. For their service to the Trust, four out of the six non-interested trustees were paid $31,000 and the other two non-interested trustees were paid $32,000 by the Funds during the period ended December 31, 2004 for meeting and retainer fees. Included in other expenses in the Statement of Operations is $1,265 paid by the Fund for meeting and retainer fees.

4. SECURITY PURCHASES AND SALES

  For the period ended December 31, 2004, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES        SALES
                                                                 -----------   -------------
   USAZ Oppenheimer Main Street Fund...........................  $85,610,641    $25,227,154

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to it shareholders. Therefore, no provision is made for federal income taxes.

  As of December 31, 2004, the components of accumulated earnings on a tax basis was as follows:

                                                                       ACCUMULATED
                             UNDISTRIBUTED                             CAPITAL AND                        TOTAL
                               ORDINARY      ACCUMULATED   DIVIDENDS      OTHER         UNREALIZED     ACCUMULATED
                                INCOME        EARNINGS      PAYABLE      LOSSES*      APPRECIATION**    EARNINGS
                             -------------   -----------   ---------   ------------   --------------   -----------
   USAZ Oppenheimer Main
     Street Fund...........    $577,646       $577,646     $(426,824)    $(1,406)       $3,926,761     $4,076,177

     * See page 19 for post-October losses.

    ** The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER MAIN STREET FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

6. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  Capital losses incurred after October 31st, within a Fund's fiscal year, can be deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund has incurred and will elect to defer such capital losses:

                                                                 POST OCTOBER
                                                                    LOSSES
                                                                 ------------
   USAZ Oppenheimer Main Street Fund...........................     $1,406

  For corporate shareholders, 100% of the total ordinary income distributions paid during the fiscal period ended December 31, 2004 qualify for the corporate dividends received deduction.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.USAllianz.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for fiscal quarters ending March 31 and September 30 will be available no later than 60 days after the period end, without charge, on the Securities and Exchange Commissions' website at http://www.sec.gov.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER MAIN STREET FUND
FINANCIAL HIGHLIGHTS

                                                      MAY 3, 2004 TO
                                                       DECEMBER 31,
                                                         2004(A)
                                                      --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............       $ 10.00
                                                         -------
INVESTMENT ACTIVITIES:
  Net Investment Income...........................          0.06
  Net Realized and Unrealized Gains on Investments
     and Foreign Currency.........................          0.80
                                                         -------
  Total from Investment Activities................          0.86
                                                         -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...........................         (0.06)
  Net Realized Gains..............................         (0.01)
                                                         -------
  Total Dividends.................................         (0.07)
                                                         -------
NET ASSET VALUE, END OF PERIOD....................       $ 10.79
                                                         =======
TOTAL RETURN*(b)..................................          8.60%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................       $65,487
Net Investment Income Net of
  Waivers/Reimbursements(c).......................          1.52%
Expenses Before Waivers/Reimbursements**(c).......          1.29%
Expenses Net of Waivers/Reimbursements(c).........          1.20%
Portfolio Turnover Rate(b)........................         75.56%

------------

* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
** During the period, certain fees were contractually reduced through April 30, 2005. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.

See Accompanying Notes to the Financial Statements.
 20

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Oppenheimer Main Street Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2004, and the related statement of operations, statements of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 15, 2005

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Harrison Conrad, Age 70     Trustee           Since 10/99     Retired; Board Member of           24              None
   79 Dorchester Rd.                                             Capital Re Corporation from
   Darien, CT 06820                                              1995 to December 1999;
                                                                 Retired from J.P. Morgan
                                                                 after 34 years.
   Roger Gelfenbien, Age 61    Trustee           Since 10/99     Retired; Partner of                24        Webster Financial
   37 Stonegate Dr.                                              Accenture from 1983 to                         Phoenix Edge
   Wethersfield, CT 06109                                        August 1999.                                 Funds (32 Funds)
   Dickson W. Lewis, Age 54    Trustee            Since 2/04     Vice President of Jostens,         24              None
   2355 Abingdon Way                                             Inc., a manufacturer of
   Long Lake, MN 55356                                           school products, 2001 to
                                                                 present; Senior Vice
                                                                 President of Fortis Group, a
                                                                 Life Insurance and
                                                                 Securities company, 1997 to
                                                                 2001
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001
   Claire R. Leonardi, Age 48  Trustee            Since 2/04     General Partner of Fairview        24              None
   289 Woodchuck Lane                                            Capital, L.P., a venture
   Harwinton, CT 06791                                           capital fund-of-funds, 9/94
                                                                 to present
   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment          24        Connecticut Water
   60                                                            Officer, Hartford Foundation                   Service, Inc.
   44 Foxboro Rd.                                                for Public Giving from
   Essex, CT 06426                                               September 2000 to January
                                                                 2003; Chairman, Chief
                                                                 Executive and President of
                                                                 Conning Corp. from September
                                                                 1999 to March 2000;
                                                                 Investment Consultant from
                                                                 1997 to September 1999
   Peter W. McClean, Age 60    Trustee            Since 2/04     President and CEO of               24              None
   18 Covewood Drive                                             Measurisk, a market risk
   Rowayton, CT 06853                                            information company, 2001 to
                                                                 present; Chief Risk
                                                                 Management Officer at Bank
                                                                 of Bermuda, Ltd., 4/96 to
                                                                 8/01

INTERESTED TRUSTEES**

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR     DIRECTORSHIPS
                                 USALLIANZ      OFFICE/LENGTH      PRINCIPAL OCCUPATION(S)      USALLIANZ     HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        VIP TRUST      OF TIME SERVED     DURING THE PAST 5 YEARS      VIP TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Chris Pinkerton, Age 46     Chairman of       Since 09/01     President, USAllianz               24            Franklin
   5701 Golden Hills Drive     the Board and                     Investor Services and Senior                     Templeton
   Minneapolis, MN 55416       President                         Vice President, Allianz Life                     Variable
                                                                 Insurance Co. of North                           Insurance
                                                                 America from April 1999 to                    Products Trust
                                                                 present; Vice President of                      (22 Funds)
                                                                 marketing, sales operations
                                                                 and director of marketing at
                                                                 Nationwide Financial
                                                                 Services from May 1977 to
                                                                 April 1999
   Jeffrey Kletti, Age 38      Trustee and        Since 2/04     Vice President Advisory            24              None
   5701 Golden Hills Drive     Vice President                    Management, USAllianz
   Minneapolis, MN 55416                                         Advisers 2000 to present;
                                                                 formerly, 2nd Vice President
                                                                 of Mutual Fund Marketing,
                                                                 Fortis Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
   NAME, ADDRESS, AND AGE         VIP TRUST             PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 59      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Curtis Barnes, Age 50       Assistant          Vice President of Legal Services of BISYS Fund Services from
   BISYS Fund Services, Inc.   Secretary          May 1995 to present.
   3435 Stelzer Road
   Columbus, OH 43219
   Troy Sheets, Age 33         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1996-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 36    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

  *  Member of the Audit Committee.

  ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (977) 833-7113.

ITEM 2. CODE OF ETHICS.

      Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

      THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS AN EXHIBIT.

      The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

      If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

      DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS; THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (b) OF THIS ITEM 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

            (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                        (i) Has at least one audit committee financial expert serving on its audit committee; or

                        (ii) Does not have an audit committee financial expert serving on its audit committee.

                  (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                        (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                        (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

                  (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

(a)(1) THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT DOES NOT HAVE AN AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) THERE IS NOT AN AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON IT AUDIT COMMITTEE.

3(a)(3) THE AUDIT COMMITTEE DOES NOT CURRENTLY HAVE ANY MEMBERS OF THE AUDIT COMMITTEE WHO BELIEVE THAT THEY QUALIFY AS AN "AUDIT COMMITTEE FINANCIAL EXPERT." THE AUDIT COMMITTEE IS CONFIDENT, HOWEVER, THAT ITS CURRENT MEMBERSHIP IS FULLY CAPABLE OF CARRYING OUT AND FULFILLING THE RESPONSIBILITIES OF BEING MEMBERS OF THE AUDIT COMMITTEE AND CURRENTLY HAS NO PLANS TO RECRUIT ADDITIONAL MEMBERS WHO WOULD QUALIFY AS "AUDIT COMMITTEE FINANCIAL EXPERTS."

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2003     $163,400
2004     $243,840

      (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2003     $3,750
2004     $4,000

      Review of annual registration statement filed with the SEC.

      (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2003     $35,205
2004     $44,800

      For the preparation and review of the U.S. tax return for regulated investment companies, the return of excise tax on undistributed income of regulated investment companies and review of capital gain distribution calculations.

      (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2003     $0
2004     $0

      (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      The registrant's audit committee meets with the principal accountant to review and pre-approve all audit and non-audit services to be provided by the auditor.

          (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2003     0%
2004     0%

      (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. - Not applicable

      (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

2003     $38,955
2004     $48,800

      (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. - Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

      (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

NOT APPLICABLE.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (i) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (ii) RECORDED,

PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

      (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

      (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

      (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). CERTIFICATIONS PURSUANT TO RULE 30a-2(a) ARE ATTACHED HERETO.

      (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE.

      (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. CERTIFICATIONS PURSUANT TO RULE 30a-2(b) ARE FURNISHED HEREWITH.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) USAllianz Variable Insurance Products Trust

By (Signature and Title)*  /s/ Troy A. Sheets     Troy A. Sheets, Treasurer
                           ------------------
Date March 4, 2005

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Troy A. Sheets      Troy A. Sheets, Treasurer
                          ------------------
Date March 4, 2005

By (Signature and Title)* /s/ Christopher H. Pinkerton Christopher H. Pinkerton,
                          ---------------------------- President

Date March 4, 2005

* Print the name and title of each signing officer under his or her signature.